UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2020

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	4.57%	2.56%	3.56%	—	11/30/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.93%	3.35%	3.88%	—	—
I Class	ACCTX	4.67%	—	—	3.38%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		4.31%	2.30%	3.30%	—
With sales charge		-0.41%	1.36%	2.83%	—
C Class	ACCKX	3.45%	1.54%	2.53%	—	11/30/06
R Class	ACCPX	4.05%	2.06%	3.05%	—	11/30/06
R5 Class	ACCUX	4.68%	2.74%	3.76%	—	11/30/06
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $14,193

Bloomberg Barclays U.S. Aggregate Bond Index — $14,639

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.65%	0.55%	0.90%	1.65%	1.15%	0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

Core Plus returned 4.57%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index gained 8.93%. Fund returns reflect operating expenses, while index returns do not. Returns for the fund and the index during the period largely reflected the defensive characteristics of the broad U.S. investment-grade bond market in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal, and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid a global flight to quality, riskier investments, including corporate and securitized bonds, suffered significant losses. The Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities, municipal bonds (munis) and investment-grade corporate bonds. Against this backdrop, an underweight position in Treasuries, relative to the benchmark, accounted for much of Core Plus’ underperformance.

Securitized Exposure Hindered Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including securitized bonds and corporate issues. This strategy diminished returns amid the late-period rush for stability and liquidity.

Throughout the period, we maintained an overweight position in securitized bonds, believing the sector offered better relative value and less volatility than corporate credit issues. The strategy generally aided performance during risk-on periods, but it proved detrimental amid the coronavirus sell-off. Forced selling created havoc for the sector, as the credit-sensitive holdings we favored, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations, were hardest hit. Agency-backed mortgages recovered slightly after the Fed announced its asset-purchase plan, which included agency mortgages.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Corporate, Non-Index Securities Weighed on Results

As sentiment on the economy started to soften during 2019, we reduced our allocation to the corporate bond sector. Combined with our view that the credit cycle had entered its final stage, we believed that valuations among corporate bonds had advanced to levels in line with fundamentals. In addition to trimming exposure, we maintained a higher-quality bias, given the then uncertainties surrounding the effects of tariffs on corporate earnings. We also reduced our out-of-index stake in high-yield bonds. Although our corporate exposure suffered with all risk assets in the early 2020 decline, investment-grade securities recovered slightly late in the period on news the Fed would purchase corporate bonds.

Meanwhile, our out-of-index foreign currency exposure dragged down relative performance as the U.S. dollar soared.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified such opportunities in the securitized, corporate credit and muni sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying—high-quality corporate, mortgage and muni securities and Treasury inflation-protected securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life to Maturity	7.9 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	31.6%
U.S. Treasury Securities	28.2%
U.S. Government Agency Mortgage-Backed Securities	12.8%
Asset-Backed Securities	6.8%
Collateralized Mortgage Obligations	4.5%
Collateralized Loan Obligations	3.9%
Municipal Securities	2.1%
Commercial Mortgage-Backed Securities	1.9%
Sovereign Governments and Agencies	1.8%
Preferred Stocks	0.2%
Bank Loan Obligations	0.2%
Temporary Cash Investments	6.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$994.80	$2.74	0.55%
I Class	$1,000	$995.30	$2.24	0.45%
A Class	$1,000	$993.60	$3.99	0.80%
C Class	$1,000	$989.10	$7.71	1.55%
R Class	$1,000	$992.40	$5.23	1.05%
R5 Class	$1,000	$994.90	$1.75	0.35%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2020

	Principal Amount/ Shares	Value
CORPORATE BONDS — 31.6%
Aerospace and Defense — 0.2%
Lockheed Martin Corp., 3.80%, 3/1/45	$90,000	$98,308
United Technologies Corp., 6.05%, 6/1/36	95,000	127,174
		225,482
Auto Components — 0.1%
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	150,000	149,252
Automobiles — 0.7%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	270,000	265,950
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	200,000	187,000
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	200,000	185,000
General Motors Co., 5.15%, 4/1/38	100,000	72,646
General Motors Financial Co., Inc., 3.20%, 7/6/21	210,000	200,688
General Motors Financial Co., Inc., 5.25%, 3/1/26	75,000	66,329
		977,613
Banks — 4.8%
Banco Santander SA, 3.50%, 4/11/22	200,000	197,978
Bank of America Corp., MTN, 4.00%, 1/22/25	250,000	264,460
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	150,000	155,906
Bank of America Corp., VRN, 3.00%, 12/20/23	325,000	331,548
Bank of America Corp., VRN, 3.42%, 12/20/28	60,000	62,077
Bank of Montreal, MTN, 3.30%, 2/5/24	30,000	31,389
BNP Paribas SA, VRN, 2.82%, 11/19/25(1)	150,000	148,446
BPCE SA, 5.15%, 7/21/24(1)	200,000	211,235
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	260,000	257,842
Citigroup, Inc., 2.90%, 12/8/21	592,000	597,844
Citigroup, Inc., 2.75%, 4/25/22	12,000	12,072
Citigroup, Inc., 4.05%, 7/30/22	80,000	81,537
Citigroup, Inc., VRN, 3.52%, 10/27/28	180,000	180,592
Cooperatieve Rabobank UA, 3.95%, 11/9/22	250,000	251,797
Fifth Third BanCorp., 4.30%, 1/16/24	80,000	86,029
Fifth Third BanCorp., 2.375%, 1/28/25	270,000	263,499
FNB Corp., 2.20%, 2/24/23	180,000	176,922
HSBC Holdings plc, 2.95%, 5/25/21	200,000	201,330
HSBC Holdings plc, 4.30%, 3/8/26	200,000	213,950
HSBC Holdings plc, 4.375%, 11/23/26	200,000	212,851
HSBC Holdings plc, VRN, 3.26%, 3/13/23	200,000	200,479
HSBC Holdings plc, VRN, 2.63%, 11/7/25	200,000	194,384
Huntington Bancshares, Inc., 2.55%, 2/4/30	330,000	300,696
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30	135,000	145,277
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	200,000	189,272
PNC Bank N.A., 2.70%, 10/22/29	250,000	243,079
Regions Financial Corp., 3.80%, 8/14/23	100,000	101,427

	Principal Amount/ Shares	Value
Royal Bank of Canada, 2.15%, 10/26/20	$210,000	$209,915
Sumitomo Mitsui Financial Group, Inc., 2.35%, 1/15/25	300,000	298,540
Truist Bank, 3.30%, 5/15/26	200,000	205,627
U.S. Bancorp, MTN, 3.60%, 9/11/24	70,000	71,994
U.S. Bank N.A., 2.80%, 1/27/25	250,000	258,416
UniCredit SpA, VRN, 5.86%, 6/19/32(1)	200,000	184,417
Wells Fargo & Co., 4.125%, 8/15/23	10,000	10,329
Wells Fargo & Co., 3.00%, 10/23/26	250,000	256,712
Wells Fargo & Co., MTN, 4.65%, 11/4/44	150,000	173,558
		6,983,426
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	240,000	263,138
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	190,000	209,331
Constellation Brands, Inc., 4.75%, 12/1/25	140,000	146,757
		619,226
Biotechnology — 0.9%
AbbVie, Inc., 3.60%, 5/14/25	280,000	295,527
AbbVie, Inc., 3.20%, 11/21/29(1)	180,000	184,748
AbbVie, Inc., 4.25%, 11/21/49(1)	140,000	152,970
Amgen, Inc., 4.66%, 6/15/51	108,000	136,615
Biogen, Inc., 3.625%, 9/15/22	210,000	215,905
Gilead Sciences, Inc., 3.65%, 3/1/26	230,000	251,193
Gilead Sciences, Inc., 4.15%, 3/1/47	50,000	61,431
		1,298,389
Building Products — 0.5%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	260,000	235,462
Carrier Global Corp., 2.72%, 2/15/30(1)	131,000	121,304
Masco Corp., 4.45%, 4/1/25	100,000	102,318
Standard Industries, Inc., 4.75%, 1/15/28(1)	224,000	207,854
		666,938
Capital Markets — 2.3%
Ares Capital Corp., 3.25%, 7/15/25	325,000	258,888
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	103,000	95,677
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25	204,000	207,236
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	380,000	389,203
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/22	70,000	70,416
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	391,000	364,119
KKR Group Finance Co. VII LLC, 3.625%, 2/25/50(1)	310,000	257,233
LPL Holdings, Inc., 4.625%, 11/15/27(1)	250,000	230,530
Morgan Stanley, MTN, 3.70%, 10/23/24	60,000	63,511
Morgan Stanley, MTN, 4.00%, 7/23/25	440,000	471,810
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31	240,000	235,760
MSCI, Inc., 4.00%, 11/15/29(1)	330,000	329,647
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	155,000	139,508
State Street Corp., VRN, 2.83%, 3/30/23(1)	40,000	40,392

	Principal Amount/ Shares	Value
UBS Group AG, 3.49%, 5/23/23(1)	$200,000	$202,334
		3,356,264
Chemicals — 0.2%
CF Industries, Inc., 4.50%, 12/1/26(1)	130,000	137,286
CF Industries, Inc., 5.15%, 3/15/34	110,000	112,288
		249,574
Commercial Services and Supplies — 0.7%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	80,000	74,173
Republic Services, Inc., 3.55%, 6/1/22	190,000	195,064
Republic Services, Inc., 2.30%, 3/1/30	341,000	327,752
Waste Connections, Inc., 3.50%, 5/1/29	130,000	131,966
Waste Connections, Inc., 2.60%, 2/1/30	230,000	215,789
Waste Management, Inc., 4.75%, 6/30/20	70,000	70,453
		1,015,197
Communications Equipment — 0.2%
CommScope, Inc., 5.50%, 3/1/24(1)	140,000	142,556
Motorola Solutions, Inc., 4.60%, 5/23/29	190,000	199,981
		342,537
Construction Materials — 0.2%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	227,000	208,011
Consumer Finance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	150,000	134,658
Ally Financial, Inc., 4.625%, 3/30/25	278,000	267,432
Ally Financial, Inc., 5.75%, 11/20/25	36,000	35,485
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	244,918
Capital One Bank USA N.A., VRN, 2.28%, 1/28/26	300,000	272,222
Capital One Financial Corp., 3.80%, 1/31/28	130,000	128,785
Discover Financial Services, 3.75%, 3/4/25	200,000	197,926
Navient Corp., 5.00%, 3/15/27	100,000	86,720
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	225,000	194,124
Synchrony Financial, 2.85%, 7/25/22	140,000	133,544
Synchrony Financial, 3.95%, 12/1/27	100,000	89,138
		1,784,952
Containers and Packaging — 0.4%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	200,000	206,110
Berry Global, Inc., 4.875%, 7/15/26(1)	150,000	152,343
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26	65,000	64,580
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	130,000	129,837
		552,870
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., 2.75%, 3/15/23	10,000	10,421
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	250,000	251,658
		262,079

	Principal Amount/ Shares	Value
Diversified Telecommunication Services — 1.4%
AT&T, Inc., 3.875%, 8/15/21	$180,000	$184,427
AT&T, Inc., 3.80%, 2/15/27	100,000	104,143
AT&T, Inc., 4.10%, 2/15/28	160,000	168,420
AT&T, Inc., 4.30%, 2/15/30	200,000	215,691
AT&T, Inc., 5.15%, 11/15/46	55,000	64,976
Deutsche Telekom AG, 3.625%, 1/21/50(1)	200,000	199,952
Telefonica Emisiones SA, 5.46%, 2/16/21	110,000	112,376
Verizon Communications, Inc., 2.95%, 3/15/22	182,000	185,794
Verizon Communications, Inc., 2.45%, 11/1/22	111,000	112,928
Verizon Communications, Inc., 4.40%, 11/1/34	300,000	352,363
Verizon Communications, Inc., 4.75%, 11/1/41	100,000	116,927
Verizon Communications, Inc., 5.01%, 8/21/54	130,000	178,518
		1,996,515
Electric Utilities — 1.3%
AEP Transmission Co. LLC, 3.75%, 12/1/47	60,000	62,215
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	90,000	94,774
Commonwealth Edison Co., 3.20%, 11/15/49	40,000	40,442
DTE Electric Co., 2.25%, 3/1/30	130,000	126,261
Duke Energy Corp., 3.55%, 9/15/21	80,000	81,130
Duke Energy Corp., 2.65%, 9/1/26	50,000	49,736
Duke Energy Florida LLC, 6.35%, 9/15/37	70,000	96,842
Duke Energy Florida LLC, 3.85%, 11/15/42	10,000	11,055
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	22,665
Duke Energy Progress LLC, 3.70%, 10/15/46	50,000	54,177
Exelon Corp., 5.15%, 12/1/20	130,000	131,278
Exelon Corp., 4.45%, 4/15/46	60,000	61,006
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	80,000	80,278
Florida Power & Light Co., 4.125%, 2/1/42	70,000	76,161
Florida Power & Light Co., 3.15%, 10/1/49	70,000	72,967
Georgia Power Co., 4.30%, 3/15/42	70,000	76,425
MidAmerican Energy Co., 4.40%, 10/15/44	140,000	160,243
Nevada Power Co., 2.40%, 5/1/30	91,000	87,231
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	100,000	98,197
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	80,000	78,084
Progress Energy, Inc., 3.15%, 4/1/22	80,000	80,967
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	10,000	8,989
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	29,701
Xcel Energy, Inc., 3.40%, 6/1/30(2)	140,000	142,198
		1,823,022
Electronic Equipment, Instruments and Components — 0.1%
Amphenol Corp., 2.05%, 3/1/25	200,000	189,792
Energy Equipment and Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	115,000	99,974
Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	40,000	43,635

	Principal Amount/ Shares	Value
American Tower Corp., 3.375%, 10/15/26	$70,000	$70,175
American Tower Corp., 2.90%, 1/15/30	178,000	174,315
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	110,000	109,649
Boston Properties LP, 3.65%, 2/1/26	200,000	213,262
Crown Castle International Corp., 5.25%, 1/15/23	240,000	254,866
Crown Castle International Corp., 3.30%, 7/1/30(2)	14,000	14,026
Duke Realty LP, 2.875%, 11/15/29	194,000	187,032
Duke Realty LP, 3.05%, 3/1/50	50,000	40,616
Essex Portfolio LP, 3.625%, 8/15/22	170,000	168,657
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,103
Healthcare Realty Trust, Inc., 2.40%, 3/15/30	100,000	89,132
Kilroy Realty LP, 3.80%, 1/15/23	44,000	44,838
Kimco Realty Corp., 2.80%, 10/1/26	150,000	146,682
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	160,000	156,412
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	120,000	111,075
National Retail Properties, Inc., 2.50%, 4/15/30	100,000	89,423
Prologis LP, 2.125%, 4/15/27	50,000	47,721
Prologis LP, 3.00%, 4/15/50	146,000	127,228
Public Storage, 3.39%, 5/1/29	100,000	100,576
SBA Communications Corp., 3.875%, 2/15/27(1)	20,000	20,200
Service Properties Trust, 4.65%, 3/15/24	80,000	58,694
Ventas Realty LP, 4.125%, 1/15/26	10,000	10,006
Ventas Realty LP, 4.75%, 11/15/30(2)	33,000	32,479
		2,359,802
Food and Staples Retailing — 0.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	260,000	259,350
Kroger Co. (The), 3.875%, 10/15/46	130,000	128,185
Sysco Corp., 5.95%, 4/1/30(2)	42,000	44,307
Walmart, Inc., 4.05%, 6/29/48	100,000	129,175
		561,017
Food Products — 0.4%
Conagra Brands, Inc., 4.60%, 11/1/25	130,000	137,872
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)	120,000	114,733
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	170,000	168,513
Post Holdings, Inc., 4.625%, 4/15/30(1)	180,000	173,700
		594,818
Health Care Equipment and Supplies — 0.3%
Baxter International, Inc., 3.95%, 4/1/30(1)	30,000	32,505
Becton Dickinson and Co., 3.73%, 12/15/24	200,000	205,428
DH Europe Finance II Sarl, 3.40%, 11/15/49	50,000	49,393
Medtronic, Inc., 3.50%, 3/15/25	67,000	72,298
Medtronic, Inc., 4.375%, 3/15/35	72,000	89,969
		449,593
Health Care Providers and Services — 1.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	96,156

	Principal Amount/ Shares	Value
Aetna, Inc., 2.75%, 11/15/22	$60,000	$60,436
Anthem, Inc., 3.65%, 12/1/27	80,000	82,801
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	200,000	195,110
Centene Corp., 4.75%, 1/15/25	70,000	71,313
Centene Corp., 4.625%, 12/15/29(1)	150,000	151,583
Cigna Corp., 2.40%, 3/15/30	130,000	123,780
CommonSpirit Health, 2.95%, 11/1/22	100,000	97,758
CVS Health Corp., 3.50%, 7/20/22	70,000	71,883
CVS Health Corp., 2.75%, 12/1/22	20,000	20,160
CVS Health Corp., 4.30%, 3/25/28	110,000	117,052
CVS Health Corp., 4.78%, 3/25/38	80,000	88,180
HCA, Inc., 5.00%, 3/15/24	30,000	31,116
HCA, Inc., 3.50%, 9/1/30	195,000	177,717
IQVIA, Inc., 5.00%, 5/15/27(1)	200,000	205,894
Partners Healthcare System, Inc., 3.19%, 7/1/49	85,000	85,476
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	75,000	71,719
UnitedHealth Group, Inc., 2.875%, 3/15/22	10,000	10,282
UnitedHealth Group, Inc., 3.75%, 7/15/25	170,000	184,765
UnitedHealth Group, Inc., 4.75%, 7/15/45	70,000	89,610
		2,032,791
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.375%, 5/26/25	160,000	167,048
Household Durables — 0.8%
D.R. Horton, Inc., 2.50%, 10/15/24	160,000	149,768
Lennar Corp., 4.75%, 11/29/27	100,000	100,305
Mattamy Group Corp., 4.625%, 3/1/30(1)	225,000	194,766
MDC Holdings, Inc., 3.85%, 1/15/30	410,000	371,306
Toll Brothers Finance Corp., 4.35%, 2/15/28	100,000	91,854
Toll Brothers Finance Corp., 3.80%, 11/1/29	220,000	194,167
		1,102,166
Household Products†
Kimberly-Clark Corp., 3.10%, 3/26/30	28,000	30,105
Independent Power and Renewable Electricity Producers — 0.2%
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	290,700	266,079
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	335,000	294,618
Insurance — 1.4%
Aflac, Inc., 3.60%, 4/1/30(2)	58,000	58,834
American International Group, Inc., 4.125%, 2/15/24	420,000	441,544
American International Group, Inc., 4.50%, 7/16/44	157,000	161,184
Athene Holding Ltd., 6.15%, 4/3/30(2)	100,000	100,022
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	60,000	70,850
Chubb INA Holdings, Inc., 3.15%, 3/15/25	80,000	83,570
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49	184,000	174,942
Liberty Mutual Group, Inc., 4.50%, 6/15/49(1)	60,000	59,115
Markel Corp., 4.90%, 7/1/22	212,000	213,202
MetLife, Inc., 4.125%, 8/13/42	120,000	126,880

	Principal Amount/ Shares	Value
Prudential Financial, Inc., MTN, 1.50%, 3/10/26	$300,000	$282,760
Prudential Financial, Inc., VRN, 5.875%, 9/15/42	100,000	97,170
WR Berkley Corp., 4.625%, 3/15/22	110,000	94,556
		1,964,629
IT Services — 0.3%
Fiserv, Inc., 3.50%, 7/1/29	90,000	95,789
Global Payments, Inc., 3.20%, 8/15/29	160,000	157,252
Mastercard, Inc., 3.65%, 6/1/49	80,000	93,684
Visa, Inc., 1.90%, 4/15/27(2)	70,000	70,004
Western Union Co. (The), 2.85%, 1/10/25	54,000	53,855
		470,584
Machinery — 0.1%
Otis Worldwide Corp., VRN, 2.09%, 4/5/23(1)	60,000	57,131
Media — 1.0%
Cable Onda SA, 4.50%, 1/30/30(1)	200,000	177,110
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	160,000	172,675
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	10,000	10,288
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	60,000	62,816
Comcast Corp., 4.40%, 8/15/35	30,000	36,461
Comcast Corp., 6.40%, 5/15/38	80,000	117,041
Comcast Corp., 4.75%, 3/1/44	154,000	195,539
Comcast Corp., 3.97%, 11/1/47	102,000	118,400
Fox Corp., 3.05%, 4/7/25(2)	40,000	40,430
TEGNA, Inc., 4.625%, 3/15/28(1)	125,000	110,547
TEGNA, Inc., 5.00%, 9/15/29(1)	140,000	126,525
ViacomCBS, Inc., 3.125%, 6/15/22	50,000	49,389
ViacomCBS, Inc., 4.25%, 9/1/23	140,000	142,988
ViacomCBS, Inc., 3.70%, 8/15/24	100,000	102,162
		1,462,371
Metals and Mining — 0.4%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	300,000	255,091
Novelis Corp., 4.75%, 1/30/30(1)	235,000	210,472
Steel Dynamics, Inc., 3.45%, 4/15/30	90,000	82,048
		547,611
Multi-Utilities — 0.5%
Ameren Corp., 3.50%, 1/15/31(2)	42,000	42,291
CenterPoint Energy, Inc., 4.25%, 11/1/28	120,000	123,340
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	103,259
Dominion Energy, Inc., 4.90%, 8/1/41	100,000	104,739
NiSource, Inc., 5.65%, 2/1/45	110,000	126,885
Sempra Energy, 2.875%, 10/1/22	130,000	130,590
Sempra Energy, 3.25%, 6/15/27	100,000	97,412
Sempra Energy, 4.00%, 2/1/48	50,000	48,165
		776,681

	Principal Amount/ Shares	Value
Oil, Gas and Consumable Fuels — 3.3%
Aker BP ASA, 3.75%, 1/15/30(1)	$150,000	$112,923
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	74,901
Concho Resources, Inc., 4.375%, 1/15/25	110,000	94,018
Continental Resources, Inc., 4.375%, 1/15/28	140,000	65,314
Diamondback Energy, Inc., 5.375%, 5/31/25	100,000	73,975
Diamondback Energy, Inc., 3.50%, 12/1/29	260,000	184,411
Enbridge, Inc., 4.00%, 10/1/23	10,000	9,533
Energy Transfer Operating LP, 4.25%, 3/15/23	70,000	62,820
Energy Transfer Operating LP, 3.75%, 5/15/30	140,000	110,313
Energy Transfer Operating LP, 6.50%, 2/1/42	140,000	126,701
EnLink Midstream Partners LP, 4.85%, 7/15/26	110,000	54,853
Enterprise Products Operating LLC, 4.85%, 3/15/44	200,000	209,299
Equinor ASA, 3.25%, 11/18/49	100,000	98,939
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)	400,000	371,329
Hess Corp., 6.00%, 1/15/40	70,000	50,626
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	120,000	101,175
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	59,823
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	161,000	158,308
MPLX LP, 4.875%, 6/1/25	190,000	156,740
MPLX LP, 4.25%, 12/1/27(1)	60,000	52,022
MPLX LP, 4.50%, 4/15/38	50,000	39,234
MPLX LP, 5.20%, 3/1/47	70,000	56,107
Newfield Exploration Co., 5.375%, 1/1/26	110,000	57,651
Ovintiv, Inc., 6.50%, 2/1/38	30,000	13,065
Petroleos Mexicanos, 6.375%, 2/4/21	600,000	570,720
Petroleos Mexicanos, 4.875%, 1/24/22	350,000	302,955
Petroleos Mexicanos, 6.50%, 3/13/27	600,000	449,185
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	34,138
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	50,136
Phillips 66, 4.30%, 4/1/22	60,000	60,263
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	315,000	289,667
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	50,000	39,660
Williams Cos., Inc. (The), 4.125%, 11/15/20	280,000	276,836
Williams Cos., Inc. (The), 4.55%, 6/24/24	135,000	123,249
Williams Cos., Inc. (The), 5.10%, 9/15/45	80,000	76,311
WPX Energy, Inc., 4.50%, 1/15/30	120,000	65,610
		4,732,810
Pharmaceuticals — 0.8%
Allergan Finance LLC, 3.25%, 10/1/22	60,000	60,224
Allergan Funding SCS, 3.85%, 6/15/24	100,000	104,926
Allergan Funding SCS, 4.55%, 3/15/35	100,000	110,539
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	150,000	154,688
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	220,000	209,924
Bristol-Myers Squibb Co., 3.25%, 8/15/22(1)	200,000	207,874
Elanco Animal Health, Inc., 5.65%, 8/28/28	270,000	285,491

	Principal Amount/ Shares	Value
Zoetis, Inc., 3.00%, 9/12/27	$70,000	$70,732
		1,204,398
Road and Rail — 0.7%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	200,000	184,000
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	125,993
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	142,592
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	90,000	105,810
CSX Corp., 3.25%, 6/1/27	170,000	174,992
CSX Corp., 3.80%, 4/15/50	70,000	73,860
Union Pacific Corp., 2.40%, 2/5/30	90,000	88,160
Union Pacific Corp., 3.60%, 9/15/37	50,000	51,956
Union Pacific Corp., 3.84%, 3/20/60(1)	10,000	10,872
Union Pacific Corp., MTN, 3.55%, 8/15/39	80,000	80,932
		1,039,167
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	200,000	200,967
Software — 0.4%
Adobe, Inc., 2.30%, 2/1/30	200,000	200,719
Oracle Corp., 2.50%, 10/15/22	105,000	107,527
Oracle Corp., 2.50%, 4/1/25(2)	150,000	153,307
Oracle Corp., 2.65%, 7/15/26	20,000	20,557
Oracle Corp., 2.95%, 4/1/30(2)	100,000	100,813
		582,923
Specialty Retail — 0.4%
Home Depot, Inc. (The), 3.75%, 2/15/24	20,000	21,155
Home Depot, Inc. (The), 3.00%, 4/1/26	150,000	158,619
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	238,952
Home Depot, Inc. (The), 3.90%, 6/15/47	20,000	22,589
Home Depot, Inc. (The), 3.35%, 4/15/50	98,000	106,868
		548,183
Technology Hardware, Storage and Peripherals — 0.4%
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	230,000	236,313
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	320,000	341,175
		577,488
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., 3.375%, 3/27/50	70,000	76,935
Trading Companies and Distributors — 0.2%
Air Lease Corp., MTN, 3.00%, 2/1/30	332,000	241,490
International Lease Finance Corp., 5.875%, 8/15/22	110,000	98,452
		339,942
Wireless Telecommunication Services — 0.2%
Vodafone Group plc, 2.95%, 2/19/23	321,000	328,144
TOTAL CORPORATE BONDS (Cost $47,174,430)		45,569,114
U.S. TREASURY SECURITIES — 28.2%
U.S. Treasury Bonds, 3.50%, 2/15/39	300,000	427,195
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	600,000	949,547

	Principal Amount/ Shares	Value
U.S. Treasury Bonds, 3.125%, 11/15/41	$200,000	$273,187
U.S. Treasury Bonds, 3.125%, 2/15/42	300,000	410,156
U.S. Treasury Bonds, 3.00%, 5/15/42	1,600,000	2,148,500
U.S. Treasury Bonds, 2.875%, 5/15/43	400,000	527,219
U.S. Treasury Bonds, 3.125%, 8/15/44(3)	200,000	275,773
U.S. Treasury Bonds, 3.00%, 11/15/44	200,000	270,828
U.S. Treasury Bonds, 2.50%, 2/15/45	700,000	874,426
U.S. Treasury Bonds, 3.00%, 5/15/45	1,100,000	1,496,602
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	273,703
U.S. Treasury Bonds, 3.375%, 11/15/48	800,000	1,188,000
U.S. Treasury Bonds, 2.25%, 8/15/49	2,700,000	3,285,773
U.S. Treasury Bonds, 2.00%, 2/15/50	400,000	464,805
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	2,521,275	2,621,076
U.S. Treasury Notes, 1.625%, 12/31/21	1,700,000	1,741,736
U.S. Treasury Notes, 0.375%, 3/31/22	700,000	701,928
U.S. Treasury Notes, 1.75%, 6/15/22	2,500,000	2,584,229
U.S. Treasury Notes, 1.50%, 9/15/22	4,000,000	4,122,109
U.S. Treasury Notes, 1.875%, 9/30/22	2,500,000	2,601,660
U.S. Treasury Notes, 1.625%, 12/15/22	3,500,000	3,629,131
U.S. Treasury Notes, 0.50%, 3/15/23	3,100,000	3,119,738
U.S. Treasury Notes, 1.50%, 11/30/24	3,000,000	3,159,961
U.S. Treasury Notes, 1.125%, 2/28/25	1,500,000	1,556,250
U.S. Treasury Notes, 0.50%, 3/31/25	300,000	301,928
U.S. Treasury Notes, 1.375%, 8/31/26	500,000	526,934
U.S. Treasury Notes, 1.625%, 9/30/26	100,000	107,055
U.S. Treasury Notes, 0.625%, 3/31/27	1,000,000	1,005,684
TOTAL U.S. TREASURY SECURITIES (Cost $37,197,826)		40,645,133
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 12.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.4%
FHLMC, VRN, 4.28%, (12-month LIBOR plus 1.80%), 2/1/38	50,645	51,286
FHLMC, VRN, 4.29%, (12-month LIBOR plus 1.84%), 6/1/38	40,868	41,510
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	43,730	44,642
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	21,247	21,734
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	21,219	21,607
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	11,150	11,221
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	325	328
FHLMC, VRN, 3.06%, (12-month LIBOR plus 1.64%), 9/1/47	204,272	211,145
FNMA, VRN, 3.49%, (6-month LIBOR plus 1.57%), 6/1/35	20,703	21,087
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	11,107	11,331
FNMA, VRN, 3.81%, (12-month LIBOR plus 1.77%), 10/1/40	68,706	70,135
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	88,042	91,087
		597,113
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 12.4%
FHLMC, 4.50%, 6/1/21	660	690
FHLMC, 5.50%, 1/1/38	4,993	5,647
FHLMC, 5.50%, 4/1/38	31,913	36,249

	Principal Amount/ Shares	Value
FNMA, 5.00%, 7/1/20	$1,127	$1,187
FNMA, 5.00%, 7/1/31	262,511	286,328
FNMA, 4.50%, 10/1/33	136,214	149,516
FNMA, 5.00%, 11/1/33	298,823	331,938
FNMA, 6.00%, 12/1/33	173,083	196,290
FNMA, 3.50%, 3/1/34	687,215	724,379
FNMA, 5.50%, 4/1/34	231,068	261,675
FNMA, 5.50%, 4/1/34	77,475	87,530
FNMA, 5.00%, 8/1/34	37,679	41,857
FNMA, 5.50%, 8/1/34	73,575	83,324
FNMA, 5.00%, 4/1/35	181,024	201,421
FNMA, 5.00%, 8/1/35	12,433	13,850
FNMA, 4.50%, 9/1/35	14,543	15,932
FNMA, 5.50%, 7/1/36	11,785	13,197
FNMA, 5.50%, 12/1/36	19,351	21,976
FNMA, 6.00%, 7/1/37	43,984	49,886
FNMA, 6.00%, 8/1/37	30,098	34,209
FNMA, 6.50%, 8/1/37	2,122	2,453
FNMA, 6.00%, 9/1/37	37,479	42,900
FNMA, 6.00%, 11/1/37	41,438	47,743
FNMA, 5.00%, 3/1/38	65,012	72,359
FNMA, 6.50%, 9/1/38	117,601	135,892
FNMA, 5.50%, 1/1/39	79,422	90,224
FNMA, 5.00%, 2/1/39	179,222	199,703
FNMA, 4.50%, 4/1/39	64,520	71,137
FNMA, 4.50%, 5/1/39	161,638	178,043
FNMA, 6.50%, 5/1/39	2,502	2,977
FNMA, 4.50%, 10/1/39	280,936	310,640
FNMA, 4.00%, 10/1/40	291,071	319,054
FNMA, 4.50%, 11/1/40	267,390	293,561
FNMA, 4.00%, 8/1/41	422,032	460,736
FNMA, 4.50%, 9/1/41	244,158	267,975
FNMA, 3.50%, 5/1/42	362,723	390,219
FNMA, 3.50%, 6/1/42	420,123	451,982
FNMA, 3.50%, 9/1/42	319,498	343,744
FNMA, 3.50%, 5/1/45	827,485	885,821
FNMA, 3.50%, 2/1/47	2,083,556	2,222,833
FNMA, 3.50%, 7/1/47	1,729,925	1,837,500
FNMA, 6.50%, 8/1/47	761	817
FNMA, 6.50%, 9/1/47	1,541	1,650
FNMA, 6.50%, 9/1/47	74	79
FNMA, 6.50%, 9/1/47	810	867
FNMA, 4.00%, 6/1/48	2,030,697	2,170,271
FNMA, 4.00%, 10/1/48	994,300	1,060,798
FNMA, 3.50%, 5/1/49	445,883	471,742
GNMA, 5.50%, 12/15/32	79,345	90,035
GNMA, 6.00%, 9/20/38	23,660	27,035

	Principal Amount/ Shares	Value
GNMA, 5.50%, 12/20/38	$55,897	$62,709
GNMA, 4.50%, 6/15/39	360,269	403,958
GNMA, 4.50%, 1/15/40	147,178	163,259
GNMA, 4.50%, 4/15/40	229,796	257,638
GNMA, 4.00%, 11/20/40	467,968	511,057
GNMA, 3.50%, 6/20/42	504,433	540,251
GNMA, 2.50%, 7/20/46	440,206	463,014
GNMA, 2.50%, 2/20/47	523,155	550,179
		17,959,936
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $17,739,142)		18,557,049
ASSET-BACKED SECURITIES — 6.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	250,000	246,543
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	94,431	92,643
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	264,878	272,039
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	54,360	53,952
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	85,700	84,470
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(1)	140,236	138,195
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 1.75%, (1-month LIBOR plus 0.95%), 3/17/37(1)	725,000	654,831
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 1.98%, (1-month LIBOR plus 1.28%), 6/17/37(1)	575,000	519,901
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 7/17/37(1)	550,000	498,673
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	41,758	41,733
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	43,454	42,891
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	602,748	588,277
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	270,592	257,257
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	373,427	372,580
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	848,421	853,405
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	325,000	321,619
Progress Residential Trust, Series 2018-SFR2, Class C, 4.04%, 8/17/35(1)	675,000	673,632
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	1,000,000	1,009,913
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	675,000	676,614
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	68,347	67,516
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	62,274	61,994
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	62,213	61,489

	Principal Amount/ Shares	Value
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	$267,760	$255,995
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.12%, 5/20/36(1)	364,359	359,863
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(1)	300,000	270,509
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	501,505	502,180
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	207,663	205,408
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	65,236	65,283
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	139,774	137,453
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	196,721	192,084
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	228,312	225,880
TOTAL ASSET-BACKED SECURITIES (Cost $10,055,436)		9,804,822
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.5%
Private Sponsor Collateralized Mortgage Obligations — 2.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	52,511	47,774
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	89,198	84,083
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.74%, 8/25/34	23,517	20,850
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	90,631	84,446
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	73,472	75,324
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	964	888
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.50%, 7/25/35	124,880	123,722
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(1)	122,915	122,465
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.80%, 10/25/34	42,382	38,955
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	54,675	52,828
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.99%, 1/25/37	70,324	54,862
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	155,077	157,135
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	74,420	70,453
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.12%, 7/25/35	35,529	32,716
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.19%, 8/25/35	166,688	153,258
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.16%, 2/25/32	13,631	13,784
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.68%, 11/21/34	44,522	42,477
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.80%, 11/25/35	86,563	75,864

	Principal Amount/ Shares	Value
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	$127,051	$132,828
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 2.45%, (1-month LIBOR plus 1.50%), 6/25/57(1)	225,427	215,982
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	240,913	245,000
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	270,256	271,705
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	68,012	68,509
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.78%, 7/25/34	54,067	50,273
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.43%, 7/25/36	105,211	90,330
Verus Securitization Trust, Series 2019-3, Class A1, 2.78%, 7/25/59(1)	7,623	7,483
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.26%, 8/25/35	68,093	61,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	251,956	240,155
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.71%, 9/25/36	95,668	85,476
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	33,629	29,515
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.49%, 10/25/36	73,512	65,094
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.35%, 12/25/36	53,704	47,641
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.14%, 4/25/36	84,973	80,255
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.26%, 1/25/38	51,834	44,002
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 4.35%, 12/28/37	345,274	302,733
Wells Fargo Mortgage-Backed Securities Trust, Series 2018-1, Class A3, VRN, 3.50%, 7/25/47(1)	356,710	357,242
		3,647,190
U.S. Government Agency Collateralized Mortgage Obligations — 2.0%
FHLMC, Series 2013-DN2, Class M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 11/25/23	151,428	146,990
FHLMC, Series 2015-DNA1, Class M3, VRN, 4.25%, (1-month LIBOR plus 3.30%), 10/25/27	175,000	169,956
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.20%, (1-month LIBOR plus 3.25%), 5/25/25	175,000	156,001
FHLMC, Series 2018-DNA1, Class M2, VRN, 2.75%, (1-month LIBOR plus 1.80%), 7/25/30	100,000	83,227
FHLMC, Series 2020-DNA2, Class M2, VRN, 2.80%, (1-month LIBOR plus 1.85%), 2/25/50(1)	250,000	162,639
FHLMC, Series 3397, Class GF, VRN, 1.20%, (1-month LIBOR plus 0.50%), 12/15/37	77,724	77,761
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	309,465	280,937
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	323,335	297,166
FNMA, Series 2016-C01, Class 2M2, VRN, 7.90%, (1-month LIBOR plus 6.95%), 8/25/28	156,665	158,093

	Principal Amount/ Shares	Value
FNMA, Series 2016-C03, Class 2M2, VRN, 6.85%, (1-month LIBOR plus 5.90%), 10/25/28	$139,878	$137,888
FNMA, Series 2017-C03, Class 1M2, VRN, 3.95%, (1-month LIBOR plus 3.00%), 10/25/29	225,000	202,218
FNMA, Series 2017-C05, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 1/25/30	283,377	253,502
FNMA, Series 2017-C06, Class 2M2, VRN, 3.75%, (1-month LIBOR plus 2.80%), 2/25/30	641,635	542,341
FNMA, Series 2017-C07, Class 1M2, VRN, 3.35%, (1-month LIBOR plus 2.40%), 5/25/30	150,000	135,287
		2,804,006
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,988,365)		6,451,196
COLLATERALIZED LOAN OBLIGATIONS — 3.9%
Allegany Park CLO Ltd., Series 2019-1A, Class C, VRN, 4.38%, (3-month LIBOR plus 2.55%), 1/20/33(1)	475,000	411,183
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.03%, (3-month LIBOR plus 1.20%), 1/15/29(1)	375,000	360,679
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.27%, (3-month LIBOR plus 1.45%), 4/20/31(1)	250,000	222,400
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.24%, (3-month LIBOR plus 1.40%), 4/17/31(1)	200,000	177,309
CIFC Funding Ltd., Series 2013-2A, Class A2LR, VRN, 3.43%, (3-month LIBOR plus 1.60%), 10/18/30(1)	400,000	370,816
CIFC Funding Ltd., Series 2016-1A, Class BR, VRN, 3.77%, (3-month LIBOR plus 1.95%), 10/21/31(1)	125,000	115,043
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 3.07%, (3-month LIBOR plus 1.70%), 4/15/33(1)	500,000	460,000
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.37%, (3-month LIBOR plus 1.55%), 4/20/30(1)	300,000	276,496
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.30%), 10/20/32(1)	300,000	283,412
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.42%, (3-month LIBOR plus 1.60%), 7/20/31(1)	150,000	137,894
LCM XIV LP, Series 2014A, Class BR, VRN, 3.40%, (3-month LIBOR plus 1.58%), 7/20/31(1)	500,000	453,717
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 3.26%, (3-month LIBOR plus 1.60%), 1/15/33(1)	100,000	87,243
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.33%, (3-month LIBOR plus 1.50%), 4/15/31(1)	100,000	92,335
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 3.76%, (3-month LIBOR plus 1.85%), 1/15/33(1)	500,000	446,743
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 4.46%, (3-month LIBOR plus 2.55%), 1/15/33(1)	700,000	604,738
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class B1, VRN, 3.68%, (3-month LIBOR plus 1.85%), 10/15/32(1)	450,000	417,405
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 2.97%, (3-month LIBOR plus 1.15%), 4/18/31(1)	150,000	139,780
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.57%, (3-month LIBOR plus 1.75%), 4/18/31(1)	200,000	178,063
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.19%, (3-month LIBOR plus 1.40%), 4/25/31(1)	350,000	316,169
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 3.52%, (3-month LIBOR plus 1.70%), 10/18/31(1)	150,000	137,656
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,263,833)		5,689,081

	Principal Amount/ Shares	Value
MUNICIPAL SECURITIES — 2.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$180,000	$265,918
California State University Rev., 2.98%, 11/1/51	225,000	224,975
Chicago GO, 7.05%, 1/1/29	50,000	57,499
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	105,000	101,692
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	95,000	96,358
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	135,000	131,613
Houston GO, 3.96%, 3/1/47	50,000	56,287
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	80,000	104,109
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	50,000	65,500
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	64,059
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	57,112
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 3.19%, 2/15/43	85,000	84,373
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	130,000	130,900
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	89,539
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	65,000	88,668
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	75,000	93,370
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	155,000	145,748
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	175,000	231,794
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	150,000	204,709
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	50,000	70,167
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	50,000	61,622
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	100,000	124,477
State of California GO, 4.60%, 4/1/38	10,000	11,026
State of California GO, 7.55%, 4/1/39	130,000	211,461
State of California GO, 7.30%, 10/1/39	5,000	7,700
State of California GO, 7.60%, 11/1/40	25,000	41,709
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	45,000	54,851
State of Washington GO, 5.14%, 8/1/40	90,000	123,825
TOTAL MUNICIPAL SECURITIES (Cost $2,513,845)		3,001,061
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	400,000	405,340
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	300,000	308,657
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	400,000	397,189
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	400,000	383,742
GS Mortgage Securities Trust, Series 2020-GC45, Class AS, 3.17%, 2/13/53	200,000	193,206
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	320,000	321,637

	Principal Amount/ Shares	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	$779,000	$731,615
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,847,992)		2,741,386
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.8%
Brazil — 0.2%
Brazilian Government International Bond, 4.875%, 1/22/21	190,000	194,324
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21	330,000	333,798
Dominican Republic — 0.1%
Dominican Republic International Bond, 5.95%, 1/25/27	200,000	190,791
Egypt — 0.1%
Egypt Government International Bond, 8.50%, 1/31/47	200,000	164,750
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47	200,000	168,706
Jordan Government International Bond, 7.375%, 10/10/47	200,000	168,705
		337,411
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25	200,000	172,031
Nigeria — 0.1%
Nigeria Government International Bond, 7.625%, 11/21/25	200,000	156,235
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	90,000	135,027
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	100,000	101,392
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	60,000	62,328
Republic of Poland Government International Bond, 3.00%, 3/17/23	100,000	104,286
		166,614
Russia — 0.2%
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	200,000	242,920
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	200,000	161,112
Turkey — 0.1%
Turkey Government International Bond, 6.875%, 3/17/36	200,000	177,220
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45	80,000	82,425
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,815,394)		2,616,050
PREFERRED STOCKS — 0.2%
Banks — 0.2%
JPMorgan Chase & Co., 4.00%	335,000	286,299
Machinery†
Stanley Black & Decker, Inc., 4.00%	65,000	62,597
TOTAL PREFERRED STOCKS (Cost $400,000)		348,896

	Principal Amount/ Shares	Value
BANK LOAN OBLIGATIONS(4) — 0.2%
Health Care Providers and Services — 0.1%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 3.50%, (1-month LIBOR plus 2.50%), 2/16/23	$194,578	$180,423
Pharmaceuticals — 0.1%
Bausch Health Companies Inc., 2018 Term Loan B, 3.61%, (1-month LIBOR plus 3.00%), 6/2/25	128,432	122,921
TOTAL BANK LOAN OBLIGATIONS (Cost $322,255)		303,344
TEMPORARY CASH INVESTMENTS — 6.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $2,879,105), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $2,823,127)		2,823,126
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,792,185	5,792,185
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,615,311)		8,615,311
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $142,933,829)		144,342,443
OTHER ASSETS AND LIABILITIES†		(27,608)
TOTAL NET ASSETS — 100.0%		$144,314,835

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	301,688	USD	191,771	UBS AG	6/17/20	$(6,164)
AUD	303,048	USD	187,229	UBS AG	6/17/20	(786)
CAD	264,910	USD	191,646	Morgan Stanley	6/17/20	(3,269)
CAD	259,677	USD	179,222	Morgan Stanley	6/17/20	5,433
USD	190,087	CAD	264,910	Morgan Stanley	6/17/20	1,710
USD	183,626	CAD	259,677	Morgan Stanley	6/17/20	(1,029)
CLP	332,923,212	USD	391,674	Goldman Sachs & Co.	6/17/20	(1,925)
USD	387,661	CLP	332,923,212	Goldman Sachs & Co.	6/17/20	(2,089)
COP	763,780,762	USD	187,201	Goldman Sachs & Co.	6/17/20	(207)
COP	690,567,977	USD	170,490	Goldman Sachs & Co.	6/17/20	(1,419)
USD	329,246	COP	1,331,472,705	Goldman Sachs & Co.	6/17/20	3,265
USD	213,196	COP	886,894,446	Goldman Sachs & Co.	6/17/20	(3,941)
CZK	4,532,787	USD	193,885	UBS AG	6/17/20	(11,320)
CZK	8,867,301	USD	362,849	UBS AG	6/17/20	(5,705)
CZK	4,514,568	USD	174,943	UBS AG	6/17/20	6,889
CZK	4,647,537	USD	181,978	UBS AG	6/17/20	5,209
USD	194,936	CZK	4,532,787	UBS AG	6/17/20	12,371
USD	341,273	CZK	8,867,301	UBS AG	6/17/20	(15,871)
EUR	208,108	USD	233,293	JPMorgan Chase Bank N.A.	6/17/20	(3,104)
USD	232,101	EUR	208,099	JPMorgan Chase Bank N.A.	6/17/20	1,922
USD	399,492	HUF	119,935,611	UBS AG	6/17/20	32,136
USD	163,998	HUF	53,551,769	UBS AG	6/17/20	(29)
USD	183,050	HUF	60,003,724	UBS AG	6/17/20	(738)
IDR	10,807,403,099	USD	658,988	Goldman Sachs & Co.	6/17/20	(4,529)
USD	726,792	IDR	10,807,403,099	Goldman Sachs & Co.	6/17/20	72,334
ILS	697,667	USD	191,967	UBS AG	6/17/20	5,761
USD	193,046	ILS	697,667	UBS AG	6/17/20	(4,683)
INR	24,454,721	USD	323,475	Goldman Sachs & Co.	6/17/20	(5,453)
USD	309,828	INR	24,454,721	Goldman Sachs & Co.	6/17/20	(8,194)
KZT	301,145,594	USD	726,352	Goldman Sachs & Co.	6/17/20	(80,003)
USD	300,250	KZT	148,623,830	Goldman Sachs & Co.	6/17/20	(18,742)
MXN	8,783,697	USD	379,770	JPMorgan Chase Bank N.A.	6/17/20	(13,640)
MXN	3,129,852	USD	138,389	Morgan Stanley	6/17/20	(7,927)
USD	244,538	MXN	5,960,848	JPMorgan Chase Bank N.A.	6/17/20	(3,928)
NOK	3,704,416	USD	366,259	Goldman Sachs & Co.	6/17/20	(9,840)
NOK	2,041,202	USD	181,525	Goldman Sachs & Co.	6/17/20	14,869
NZD	316,952	USD	196,418	UBS AG	6/17/20	(7,407)
USD	187,490	NZD	316,952	UBS AG	6/17/20	(1,521)
USD	496,017	PEN	1,773,013	Goldman Sachs & Co.	6/17/20	(18,956)
USD	188,500	PHP	9,704,559	Goldman Sachs & Co.	6/17/20	575
PLN	769,412	USD	199,015	UBS AG	6/17/20	(13,082)
USD	186,909	PLN	769,412	UBS AG	6/17/20	976
SEK	5,992,155	USD	619,780	Goldman Sachs & Co.	6/17/20	(13,043)
USD	194,107	SEK	1,976,303	Goldman Sachs & Co.	6/17/20	(6,004)
USD	174,818	SEK	1,817,724	Goldman Sachs & Co.	6/17/20	(9,236)
						$(120,334)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	22	June 2020	$2,200,000	$3,051,125	$18,891
U.S. Treasury 2-Year Notes	26	June 2020	$5,200,000	5,729,953	12,799
U.S. Treasury 5-Year Notes	21	June 2020	$2,100,000	2,632,547	14,189
U.S. Treasury Long Bonds	3	June 2020	$300,000	537,187	(3,414)
				$11,950,812	$42,465

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	18	June 2020	$1,800,000	$2,808,563	$(34,243)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$12,838,000	$656,177	$105,340	$761,517

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,500,000	$(445)	$(85,056)	$(85,501)

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $26,273,693, which represented 18.2% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $885,224.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $142,933,829)	$144,342,443
Cash	183,574
Receivable for investments sold	10,982,274
Receivable for capital shares sold	17,393
Receivable for variation margin on swap agreements	201,377
Unrealized appreciation on forward foreign currency exchange contracts	163,450
Interest and dividends receivable	767,190
156,657,701

Liabilities
Payable for investments purchased	11,467,294
Payable for capital shares redeemed	510,164
Payable for variation margin on futures contracts	4,057
Payable for variation margin on swap agreements	2,690
Unrealized depreciation on forward foreign currency exchange contracts	283,784
Accrued management fees	64,802
Distribution and service fees payable	6,951
Dividends payable	3,124
12,342,866

Net Assets	$144,314,835

Net Assets Consist of:
Capital paid in	$145,302,289
Distributable earnings	(987,454)
$144,314,835

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$85,343,019	7,920,334	$10.78
I Class	$27,998,968	2,598,738	$10.77
A Class	$16,670,365	1,546,892	$10.78*
C Class	$3,623,105	336,293	$10.77
R Class	$486,854	45,186	$10.77
R5 Class	$10,192,524	946,350	$10.77
*Maximum offering price $11.29 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$4,714,210
Dividends	36,595
4,750,805

Expenses:
Management fees	909,692
Distribution and service fees:
A Class	41,530
C Class	37,363
R Class	3,161
Trustees' fees and expenses	11,090
Other expenses	2,072
1,004,908
Fees waived(1)	(149,179)
855,729

Net investment income (loss)	3,895,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,151,775
Forward foreign currency exchange contract transactions	(144,639)
Futures contract transactions	899,947
Swap agreement transactions	14,098
Foreign currency translation transactions	(38)
2,921,143

Change in net unrealized appreciation (depreciation) on:
Investments	(193,157)
Forward foreign currency exchange contracts	(228,908)
Futures contracts	(148,197)
Swap agreements	34,682
Translation of assets and liabilities in foreign currencies	20
(535,560)

Net realized and unrealized gain (loss)	2,385,583

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,280,659

(1)	Amount consists of $89,423, $28,076, $16,612, $3,736, $632 and $10,700 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$3,895,076	$4,456,494
Net realized gain (loss)	2,921,143	(2,014,905)
Change in net unrealized appreciation (depreciation)	(535,560)	2,451,259
Net increase (decrease) in net assets resulting from operations	6,280,659	4,892,848

Distributions to Shareholders
From earnings:
Investor Class	(2,163,108)	(4,155,744)
I Class	(689,767)	(154,831)
A Class	(356,726)	(515,469)
C Class	(52,918)	(113,890)
R Class	(12,206)	(18,805)
R5 Class	(277,529)	(383,124)
Decrease in net assets from distributions	(3,552,254)	(5,341,863)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,054,437)	(5,088,125)

Net increase (decrease) in net assets	(1,326,032)	(5,537,140)

Net Assets
Beginning of period	145,640,867	151,178,007
End of period	$144,314,835	$145,640,867

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. During the period ended March 31, 2020, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2020 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.3425% to 0.4600%	0.2500% to 0.3100%	0.64%	0.54%
I Class		0.1500% to 0.2100%	0.54%	0.44%
A Class		0.2500% to 0.3100%	0.64%	0.54%
C Class		0.2500% to 0.3100%	0.64%	0.54%
R Class		0.2500% to 0.3100%	0.64%	0.54%
R5 Class		0.0500% to 0.1100%	0.44%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $193,009,587, of which $133,855,179 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $201,934,819, of which $137,323,274 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,506,142	$27,310,053	3,567,664	$36,936,228
Issued in reinvestment of distributions	190,348	2,066,899	384,507	3,987,347
Redeemed	(5,168,305)	(55,406,182)	(4,737,909)	(49,084,300)
	(2,471,815)	(26,029,230)	(785,738)	(8,160,725)
I Class
Sold	3,133,903	33,458,643	441,715	4,590,990
Issued in reinvestment of distributions	63,351	689,594	14,325	148,384
Redeemed	(1,192,245)	(12,963,639)	(187,407)	(1,948,190)
	2,005,009	21,184,598	268,633	2,791,184
A Class
Sold	457,399	4,956,897	428,625	4,450,885
Issued in reinvestment of distributions	32,150	349,426	48,810	505,965
Redeemed	(422,311)	(4,573,516)	(333,272)	(3,462,658)
	67,238	732,807	144,163	1,494,192
C Class
Sold	106,541	1,152,608	16,872	175,567
Issued in reinvestment of distributions	4,631	50,273	9,998	103,642
Redeemed	(102,204)	(1,106,668)	(188,805)	(1,960,272)
	8,968	96,213	(161,935)	(1,681,063)
R Class
Sold	20,423	222,603	31,923	331,978
Issued in reinvestment of distributions	1,105	12,000	1,760	18,262
Redeemed	(34,601)	(378,490)	(48,598)	(505,905)
	(13,073)	(143,887)	(14,915)	(155,665)
R5 Class
Sold	184,585	1,999,196	256,751	2,670,346
Issued in reinvestment of distributions	25,541	277,519	36,883	382,195
Redeemed	(202,549)	(2,171,653)	(235,302)	(2,428,589)
	7,577	105,062	58,332	623,952
Net increase (decrease)	(396,096)	$(4,054,437)	(491,460)	$(5,088,125)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$45,569,114	—
U.S. Treasury Securities	—	40,645,133	—
U.S. Government Agency Mortgage-Backed Securities	—	18,557,049	—
Asset-Backed Securities	—	9,804,822	—
Collateralized Mortgage Obligations	—	6,451,196	—
Collateralized Loan Obligations	—	5,689,081	—
Municipal Securities	—	3,001,061	—
Commercial Mortgage-Backed Securities	—	2,741,386	—
Sovereign Governments and Agencies	—	2,616,050	—
Preferred Stocks	—	348,896	—
Bank Loan Obligations	—	303,344	—
Temporary Cash Investments	$5,792,185	2,823,126	—
	$5,792,185	$138,550,258	—
Other Financial Instruments
Futures Contracts	$45,879	—	—
Swap Agreements	—	$761,517	—
Forward Foreign Currency Exchange Contracts	—	163,450	—
	$45,879	$924,967	—

Liabilities
Other Financial Instruments
Futures Contracts	$37,657	—	—
Swap Agreements	—	$85,501	—
Forward Foreign Currency Exchange Contracts	—	283,784	—
	$37,657	$369,285	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,912,545.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $44,333,704.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $13,933,333 futures contracts purchased and $1,160,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,500,000.

Value of Derivative Instruments as of March 31, 2020
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$201,377	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	163,450	Unrealized depreciation on forward foreign currency exchange contracts	$283,784
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	4,057
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	2,690
		$364,827		$290,531

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$14,098	Change in net unrealized appreciation (depreciation) on swap agreements	$119,738
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(144,639)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(228,908)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	899,947	Change in net unrealized appreciation (depreciation) on futures contracts	(148,197)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(85,056)
		$769,406		$(342,423)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$3,552,254	$5,341,863
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$142,978,677
Gross tax appreciation of investments	$5,835,634
Gross tax depreciation of investments	(4,471,868)
Net tax appreciation (depreciation) of investments	1,363,766
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,831)
Net tax appreciation (depreciation)	$1,355,935
Other book-to-tax adjustments	$(87,844)
Undistributed ordinary income	$611
Accumulated short-term capital losses	$(2,050,453)
Accumulated long-term capital losses	$(205,703)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and unsettled interest on swap agreements. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.56	0.29	0.19	0.48	(0.26)	$10.78	4.57%	0.55%	0.65%	2.64%	2.54%	129%	$85,343
2019	$10.59	0.33	0.03	0.36	(0.39)	$10.56	3.55%	0.58%	0.65%	3.17%	3.10%	139%	$109,760
2018	$10.71	0.30	(0.09)	0.21	(0.33)	$10.59	1.92%	0.63%	0.65%	2.80%	2.78%	144%	$118,329
2017	$10.82	0.27	(0.08)	0.19	(0.30)	$10.71	1.76%	0.62%	0.65%	2.52%	2.49%	150%	$84,193
2016	$11.02	0.27	(0.16)	0.11	(0.31)	$10.82	1.02%	0.63%	0.65%	2.53%	2.51%	145%	$90,012
I Class
2020	$10.56	0.30	0.18	0.48	(0.27)	$10.77	4.67%	0.45%	0.55%	2.74%	2.64%	129%	$27,999
2019	$10.58	0.34	0.04	0.38	(0.40)	$10.56	3.76%	0.48%	0.55%	3.27%	3.20%	139%	$6,269
2018(3)	$10.73	0.31	(0.13)	0.18	(0.33)	$10.58	1.65%	0.53%(4)	0.55%(4)	2.97%(4)	2.95%(4)	144%(5)	$3,441

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.56	0.26	0.19	0.45	(0.23)	$10.78	4.31%	0.80%	0.90%	2.39%	2.29%	129%	$16,670
2019	$10.59	0.30	0.04	0.34	(0.37)	$10.56	3.30%	0.83%	0.90%	2.92%	2.85%	139%	$15,630
2018	$10.71	0.27	(0.09)	0.18	(0.30)	$10.59	1.67%	0.88%	0.90%	2.55%	2.53%	144%	$14,139
2017	$10.82	0.25	(0.09)	0.16	(0.27)	$10.71	1.51%	0.87%	0.90%	2.27%	2.24%	150%	$27,498
2016	$11.02	0.24	(0.16)	0.08	(0.28)	$10.82	0.77%	0.88%	0.90%	2.28%	2.26%	145%	$28,220
C Class
2020	$10.56	0.18	0.18	0.36	(0.15)	$10.77	3.45%	1.55%	1.65%	1.64%	1.54%	129%	$3,623
2019	$10.58	0.23	0.04	0.27	(0.29)	$10.56	2.62%	1.58%	1.65%	2.17%	2.10%	139%	$3,457
2018	$10.71	0.19	(0.10)	0.09	(0.22)	$10.58	0.81%	1.63%	1.65%	1.80%	1.78%	144%	$5,179
2017	$10.82	0.17	(0.09)	0.08	(0.19)	$10.71	0.76%	1.62%	1.65%	1.52%	1.49%	150%	$6,955
2016	$11.01	0.16	(0.15)	0.01	(0.20)	$10.82	0.11%	1.63%	1.65%	1.53%	1.51%	145%	$8,618

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$10.56	0.23	0.19	0.42	(0.21)	$10.77	4.05%	1.05%	1.15%	2.14%	2.04%	129%	$487
2019	$10.59	0.28	0.03	0.31	(0.34)	$10.56	3.04%	1.08%	1.15%	2.67%	2.60%	139%	$615
2018	$10.71	0.24	(0.09)	0.15	(0.27)	$10.59	1.41%	1.13%	1.15%	2.30%	2.28%	144%	$775
2017	$10.82	0.22	(0.08)	0.14	(0.25)	$10.71	1.26%	1.12%	1.15%	2.02%	1.99%	150%	$1,472
2016	$11.01	0.22	(0.16)	0.06	(0.25)	$10.82	0.61%	1.13%	1.15%	2.03%	2.01%	145%	$2,649
R5 Class
2020	$10.56	0.31	0.18	0.49	(0.28)	$10.77	4.68%	0.35%	0.45%	2.84%	2.74%	129%	$10,193
2019	$10.58	0.35	0.04	0.39	(0.41)	$10.56	3.86%	0.38%	0.45%	3.37%	3.30%	139%	$9,910
2018	$10.71	0.33	(0.11)	0.22	(0.35)	$10.58	2.03%	0.43%	0.45%	3.00%	2.98%	144%	$9,315
2017	$10.82	0.30	(0.09)	0.21	(0.32)	$10.71	1.97%	0.42%	0.45%	2.72%	2.69%	150%	$3,535
2016	$11.02	0.29	(0.16)	0.13	(0.33)	$10.82	1.23%	0.43%	0.45%	2.73%	2.71%	145%	$1,224

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

48

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

49

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

50

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

51

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

52

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 2005

Annual Report

March 31, 2020

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	7.18%	2.61%	3.48%	—	12/3/01
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.93%	3.35%	3.88%	—	—
I Class	ACBPX	7.39%	2.83%	3.70%	—	4/1/93
Y Class	ADVYX	7.42%	—	—	3.90%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		6.81%	2.34%	3.23%	—
With sales charge		2.01%	1.40%	2.76%	—
C Class	CDBCX	6.02%	1.59%	2.46%	—	1/31/03
R Class	ADVRX	6.65%	2.09%	2.98%	—	7/29/05
R5 Class	ADRVX	7.29%	—	—	3.85%	4/10/17
R6 Class	ADDVX	7.34%	2.88%	—	3.37%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $14,088

Bloomberg Barclays U.S. Aggregate Bond Index — $14,639

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

Diversified Bond returned 7.18%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.93%. Fund returns reflect operating expenses, while index returns do not. Returns for the fund and the index largely reflected the defensive characteristics of the broad U.S. investment-grade bond market in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid a global flight to quality, riskier investments, including corporate and securitized bonds, suffered significant losses. The Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities, municipal bonds (munis) and investment-grade corporate bonds. Against this backdrop, an underweight position in Treasuries, relative to the benchmark, accounted for much of Diversified Bond’s underperformance.

Securitized Exposure Hindered Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including securitized bonds and corporate issues. This strategy diminished returns amid the late-period rush for stability and liquidity.

Throughout the period, we maintained an overweight position in securitized bonds, believing the sector offered better relative value and less volatility than corporate credit issues. The strategy generally aided performance during risk-on periods, but it proved detrimental amid the coronavirus sell-off. Forced selling created havoc for the sector, as the credit-sensitive holdings we favored, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations, were hardest hit. Agency-backed mortgages recovered slightly after the Fed announced its asset-purchase plan, which included agency mortgages.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Corporate, Non-Index Securities Weighed on Results

As sentiment on the economy started to soften during 2019, we reduced our allocation to the corporate bond sector. Combined with our view that the credit cycle had entered its final stage, we believed that valuations among corporate bonds had advanced to levels in line with fundamentals. In addition to trimming exposure, we maintained a higher-quality bias, given the then uncertainties surrounding the effects of tariffs on corporate earnings. We also reduced our out-of-index stake in high-yield bonds. Although our corporate exposure suffered with all risk assets in the early 2020 decline, investment-grade securities recovered slightly late in the period on news the Fed would purchase corporate bonds.

Meanwhile, our out-of-index allocation to inflation-linked securities modestly detracted from relative performance. Late in the period, longer-term inflation expectations (10-year breakeven rate) sagged to their lowest level since 2009.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified such opportunities in the securitized, corporate credit and muni sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying—high-quality corporate, mortgage and muni securities and Treasury inflation-protected securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life to Maturity	7.6 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	32.5%
U.S. Treasury Securities	21.4%
U.S. Government Agency Mortgage-Backed Securities	14.7%
Asset-Backed Securities	6.4%
Collateralized Mortgage Obligations	4.1%
Collateralized Loan Obligations	3.8%
Commercial Mortgage-Backed Securities	3.7%
Municipal Securities	2.2%
Sovereign Governments and Agencies	0.9%
U.S. Government Agency Securities	0.3%
Preferred Stocks	0.2%
Temporary Cash Investments	9.9%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,017.30	$3.03	0.60%
I Class	$1,000	$1,019.20	$2.02	0.40%
Y Class	$1,000	$1,019.40	$1.87	0.37%
A Class	$1,000	$1,016.00	$4.28	0.85%
C Class	$1,000	$1,012.20	$8.05	1.60%
R Class	$1,000	$1,014.70	$5.54	1.10%
R5 Class	$1,000	$1,018.30	$2.02	0.40%
R6 Class	$1,000	$1,018.50	$1.77	0.35%
Hypothetical
Investor Class	$1,000	$1,022.00	$3.03	0.60%
I Class	$1,000	$1,023.00	$2.02	0.40%
Y Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,020.75	$4.29	0.85%
C Class	$1,000	$1,017.00	$8.07	1.60%
R Class	$1,000	$1,019.50	$5.55	1.10%
R5 Class	$1,000	$1,023.00	$2.02	0.40%
R6 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 32.5%
Aerospace and Defense — 0.1%
United Technologies Corp., 6.05%, 6/1/36	$1,868,000	$2,500,639
Automobiles — 0.8%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	5,810,000	5,722,850
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	3,820,000	3,571,700
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	2,730,000	2,525,250
General Motors Co., 5.15%, 4/1/38	1,350,000	980,723
General Motors Financial Co., Inc., 3.20%, 7/6/21	4,620,000	4,415,140
General Motors Financial Co., Inc., 5.25%, 3/1/26	2,760,000	2,440,904
		19,656,567
Banks — 6.4%
Banco Santander SA, 3.50%, 4/11/22	4,200,000	4,157,541
Bank of America Corp., MTN, 4.00%, 1/22/25	5,000,000	5,289,209
Bank of America Corp., VRN, 3.00%, 12/20/23	3,772,000	3,847,996
Bank of America Corp., VRN, 3.42%, 12/20/28	4,800,000	4,966,180
Bank of Montreal, MTN, 3.30%, 2/5/24	9,649,000	10,095,672
Barclays Bank plc, 5.14%, 10/14/20	3,230,000	3,261,520
BNP Paribas SA, VRN, 2.82%, 11/19/25(1)	3,202,000	3,168,821
BPCE SA, 3.00%, 5/22/22(1)	4,760,000	4,717,218
BPCE SA, 5.15%, 7/21/24(1)	2,380,000	2,513,693
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	5,100,000	5,057,679
Citigroup, Inc., 2.90%, 12/8/21	11,003,000	11,111,625
Citigroup, Inc., 2.75%, 4/25/22	5,758,000	5,792,346
Citigroup, Inc., VRN, 3.52%, 10/27/28	2,240,000	2,247,370
Cooperatieve Rabobank UA, 3.95%, 11/9/22	4,970,000	5,005,721
Discover Bank, 3.35%, 2/6/23	2,200,000	2,212,027
Discover Bank, 3.45%, 7/27/26	5,790,000	5,674,239
Fifth Third BanCorp., 2.375%, 1/28/25	4,930,000	4,811,300
FNB Corp., 2.20%, 2/24/23	3,330,000	3,273,058
HSBC Holdings plc, 4.30%, 3/8/26	2,680,000	2,866,926
HSBC Holdings plc, 3.90%, 5/25/26	349,000	355,842
HSBC Holdings plc, 4.375%, 11/23/26	4,800,000	5,108,435
HSBC Holdings plc, 4.95%, 3/31/30	774,000	854,619
HSBC Holdings plc, VRN, 3.26%, 3/13/23	4,900,000	4,911,734
HSBC Holdings plc, VRN, 2.63%, 11/7/25	3,310,000	3,217,056
Huntington Bancshares, Inc., 2.55%, 2/4/30	6,000,000	5,467,198
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24	5,020,000	5,326,788
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30	1,075,000	1,156,838
Lloyds Banking Group plc, VRN, 2.91%, 11/7/23	1,126,000	1,126,103
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	2,898,000	2,742,546
PNC Bank N.A., 2.70%, 10/22/29	4,100,000	3,986,488
Regions Financial Corp., 3.80%, 8/14/23	3,100,000	3,144,235

10

	Principal Amount	Value
Sumitomo Mitsui Financial Group, Inc., 2.35%, 1/15/25	$5,900,000	$5,871,282
Truist Bank, 2.25%, 3/11/30	3,345,000	3,071,061
U.S. Bancorp, MTN, 3.60%, 9/11/24	2,820,000	2,900,346
Wells Fargo & Co., 4.125%, 8/15/23	2,170,000	2,241,371
Wells Fargo & Co., 3.00%, 10/23/26	4,550,000	4,672,161
Wells Fargo & Co., MTN, 4.65%, 11/4/44	2,330,000	2,695,931
		148,920,175
Beverages — 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	5,320,000	5,832,904
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	4,610,000	5,079,030
		10,911,934
Biotechnology — 1.5%
AbbVie, Inc., 2.90%, 11/6/22	5,270,000	5,338,137
AbbVie, Inc., 3.20%, 11/21/29(1)	3,680,000	3,777,061
AbbVie, Inc., 4.40%, 11/6/42	810,000	904,097
AbbVie, Inc., 4.25%, 11/21/49(1)	2,810,000	3,070,333
Amgen, Inc., 2.65%, 5/11/22	6,080,000	6,155,326
Amgen, Inc., 4.66%, 6/15/51	2,070,000	2,618,448
Gilead Sciences, Inc., 4.40%, 12/1/21	6,230,000	6,437,558
Gilead Sciences, Inc., 3.65%, 3/1/26	5,710,000	6,236,131
		34,537,091
Building Products — 0.1%
Carrier Global Corp., 2.72%, 2/15/30(1)	2,352,000	2,177,909
Capital Markets — 2.5%
Ares Capital Corp., 3.25%, 7/15/25	6,491,000	5,170,598
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)	2,020,000	1,922,576
Credit Suisse Group AG, VRN, 4.19%, 4/1/31(1)(2)	2,600,000	2,668,825
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	2,143,000	1,990,629
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25	1,455,000	1,478,082
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	8,120,000	8,316,660
KKR Group Finance Co. VII LLC, 3.625%, 2/25/50(1)	6,020,000	4,995,293
Morgan Stanley, 2.75%, 5/19/22	5,110,000	5,168,406
Morgan Stanley, MTN, 3.70%, 10/23/24	3,830,000	4,054,102
Morgan Stanley, MTN, 4.00%, 7/23/25	6,130,000	6,573,176
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31	1,700,000	1,669,967
Morgan Stanley, VRN, 3.97%, 7/22/38	1,880,000	2,073,919
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	2,630,000	2,367,132
State Street Corp., VRN, 2.83%, 3/30/23(1)	645,000	651,327
UBS Group AG, 3.49%, 5/23/23(1)	8,150,000	8,245,110
		57,345,802
Chemicals — 0.2%
CF Industries, Inc., 4.50%, 12/1/26(1)	2,580,000	2,724,607
CF Industries, Inc., 5.15%, 3/15/34	1,640,000	1,674,112
		4,398,719
Commercial Services and Supplies — 0.6%
Republic Services, Inc., 3.55%, 6/1/22	2,170,000	2,227,837
Republic Services, Inc., 2.30%, 3/1/30	6,180,000	5,939,905

11

	Principal Amount	Value
Waste Connections, Inc., 3.50%, 5/1/29	$2,670,000	$2,710,374
Waste Connections, Inc., 2.60%, 2/1/30	3,810,000	3,574,587
		14,452,703
Construction Materials — 0.2%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	4,060,000	3,720,370
Consumer Finance — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	6,320,000	5,673,584
Ally Financial, Inc., 4.625%, 3/30/25	4,700,000	4,521,329
Ally Financial, Inc., 5.75%, 11/20/25	654,000	644,648
Capital One Bank USA N.A., 3.375%, 2/15/23	4,900,000	4,800,397
Capital One Bank USA N.A., VRN, 2.28%, 1/28/26	2,778,000	2,520,778
Capital One Financial Corp., 3.80%, 1/31/28	4,210,000	4,170,655
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	3,460,000	2,985,198
		25,316,589
Diversified Consumer Services — 0.1%
Pepperdine University, 3.30%, 12/1/59	2,800,000	3,244,919
Diversified Financial Services — 0.2%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	5,500,000	5,536,477
Diversified Telecommunication Services — 1.4%
AT&T, Inc., 3.875%, 8/15/21	3,160,000	3,237,722
AT&T, Inc., 4.30%, 2/15/30	3,600,000	3,882,434
AT&T, Inc., 5.15%, 11/15/46	2,676,000	3,161,384
Deutsche Telekom AG, 3.625%, 1/21/50(1)	3,930,000	3,929,058
Ooredoo International Finance Ltd., 3.25%, 2/21/23	1,150,000	1,120,476
Verizon Communications, Inc., 2.95%, 3/15/22	3,581,000	3,655,649
Verizon Communications, Inc., 2.45%, 11/1/22	2,179,000	2,216,842
Verizon Communications, Inc., 4.40%, 11/1/34	6,025,000	7,076,617
Verizon Communications, Inc., 4.75%, 11/1/41	800,000	935,420
Verizon Communications, Inc., 5.01%, 8/21/54	2,250,000	3,089,737
		32,305,339
Electric Utilities — 2.0%
AEP Transmission Co. LLC, 3.75%, 12/1/47	1,020,000	1,057,649
American Electric Power Co., Inc., 3.20%, 11/13/27	2,050,000	2,036,757
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,900,000	1,996,428
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	2,700,000	2,843,232
Commonwealth Edison Co., 3.20%, 11/15/49	850,000	859,397
DTE Electric Co., 2.25%, 3/1/30	2,370,000	2,301,835
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,723,953
Duke Energy Florida LLC, 6.35%, 9/15/37	307,000	424,720
Duke Energy Florida LLC, 3.85%, 11/15/42	2,070,000	2,288,342
Duke Energy Progress LLC, 4.15%, 12/1/44	1,100,000	1,246,554
Duke Energy Progress LLC, 3.70%, 10/15/46	2,280,000	2,470,488
Exelon Corp., 5.15%, 12/1/20	1,700,000	1,716,714
Exelon Corp., 4.45%, 4/15/46	1,842,000	1,872,897
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	1,570,000	1,575,459
Florida Power & Light Co., 3.15%, 10/1/49	1,450,000	1,511,455
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,403,645

12

	Principal Amount	Value
Nevada Power Co., 2.40%, 5/1/30	$1,690,000	$1,620,000
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	1,860,000	1,923,916
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	3,340,000	3,279,771
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	1,450,000	1,415,270
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,746,218
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	1,570,000	1,411,272
Southwestern Public Service Co., 3.70%, 8/15/47	1,880,000	2,010,565
Xcel Energy, Inc., 3.35%, 12/1/26	780,000	772,217
Xcel Energy, Inc., 3.40%, 6/1/30(2)	2,320,000	2,356,424
		45,865,178
Electronic Equipment, Instruments and Components — 0.2%
Amphenol Corp., 2.05%, 3/1/25	3,800,000	3,606,040
Energy Equipment and Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	2,115,000	1,838,648
Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	670,000	730,880
American Tower Corp., 3.375%, 10/15/26	1,330,000	1,333,326
American Tower Corp., 2.90%, 1/15/30	3,547,000	3,473,566
Boston Properties LP, 3.65%, 2/1/26	4,900,000	5,224,934
Crown Castle International Corp., 5.25%, 1/15/23	3,240,000	3,440,686
Crown Castle International Corp., 3.30%, 7/1/30(2)	220,000	220,406
Duke Realty LP, 2.875%, 11/15/29	3,857,000	3,718,467
Duke Realty LP, 3.05%, 3/1/50	1,250,000	1,015,404
Essex Portfolio LP, 3.25%, 5/1/23	1,712,000	1,681,302
Healthcare Realty Trust, Inc., 2.40%, 3/15/30	1,900,000	1,693,502
Kilroy Realty LP, 3.80%, 1/15/23	3,380,000	3,444,358
Kimco Realty Corp., 2.80%, 10/1/26	3,910,000	3,823,510
National Retail Properties, Inc., 2.50%, 4/15/30	1,760,000	1,573,854
Prologis LP, 2.125%, 4/15/27	1,060,000	1,011,680
Prologis LP, 3.00%, 4/15/50	2,512,000	2,189,018
Public Storage, 3.39%, 5/1/29	2,160,000	2,172,449
Service Properties Trust, 4.65%, 3/15/24	1,870,000	1,371,974
Ventas Realty LP, 4.125%, 1/15/26	2,600,000	2,601,454
Ventas Realty LP, 4.75%, 11/15/30(2)	690,000	679,118
		41,399,888
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.875%, 10/15/46	2,080,000	2,050,960
Sysco Corp., 5.95%, 4/1/30(2)	680,000	717,359
		2,768,319
Health Care Equipment and Supplies — 0.5%
Baxter International, Inc., 3.95%, 4/1/30(1)	460,000	498,404
Becton Dickinson and Co., 3.73%, 12/15/24	4,671,000	4,797,764
DH Europe Finance II Sarl, 3.40%, 11/15/49	1,820,000	1,797,921
Medtronic, Inc., 3.50%, 3/15/25	2,043,000	2,204,560
Medtronic, Inc., 4.375%, 3/15/35	2,154,000	2,691,580
		11,990,229

13

	Principal Amount	Value
Health Care Providers and Services — 1.4%
Aetna, Inc., 2.75%, 11/15/22	$1,540,000	$1,551,194
Anthem, Inc., 3.65%, 12/1/27	2,800,000	2,898,035
Cigna Corp., 2.40%, 3/15/30	2,430,000	2,313,739
CommonSpirit Health, 2.95%, 11/1/22	2,420,000	2,365,747
CVS Health Corp., 3.50%, 7/20/22	5,400,000	5,545,236
CVS Health Corp., 4.30%, 3/25/28	3,810,000	4,054,236
CVS Health Corp., 4.78%, 3/25/38	1,480,000	1,631,330
Duke University Health System, Inc., 3.92%, 6/1/47	2,000,000	2,284,751
Partners Healthcare System, Inc., 3.19%, 7/1/49	1,695,000	1,704,495
UnitedHealth Group, Inc., 2.875%, 3/15/22	4,060,000	4,174,547
UnitedHealth Group, Inc., 3.75%, 7/15/25	2,000,000	2,173,711
Universal Health Services, Inc., 4.75%, 8/1/22(1)	2,700,000	2,705,019
		33,402,040
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 4.70%, 12/9/35	1,270,000	1,439,868
Household Durables — 0.5%
D.R. Horton, Inc., 2.55%, 12/1/20	2,420,000	2,386,708
D.R. Horton, Inc., 2.50%, 10/15/24	2,640,000	2,471,177
Lennar Corp., 4.75%, 4/1/21	3,290,000	3,275,063
Toll Brothers Finance Corp., 4.35%, 2/15/28	3,620,000	3,325,124
		11,458,072
Household Products†
Kimberly-Clark Corp., 3.10%, 3/26/30	461,000	495,662
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	5,925,000	5,210,787
Insurance — 1.4%
Aflac, Inc., 3.60%, 4/1/30(2)	1,137,000	1,153,349
American International Group, Inc., 4.125%, 2/15/24	7,680,000	8,073,948
American International Group, Inc., 4.50%, 7/16/44	3,147,000	3,230,870
Athene Holding Ltd., 6.15%, 4/3/30(2)	1,100,000	1,100,242
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	1,620,000	1,912,957
Chubb INA Holdings, Inc., 3.15%, 3/15/25	1,700,000	1,775,857
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49	3,320,000	3,156,565
Liberty Mutual Group, Inc., 4.50%, 6/15/49(1)	1,100,000	1,083,782
Markel Corp., 4.90%, 7/1/22	3,120,000	3,137,686
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	2,220,000	2,253,252
Prudential Financial, Inc., MTN, 1.50%, 3/10/26	4,760,000	4,486,459
WR Berkley Corp., 4.625%, 3/15/22	1,875,000	1,611,742
		32,976,709
IT Services — 0.4%
Fiserv, Inc., 3.50%, 7/1/29	1,500,000	1,596,488
Global Payments, Inc., 3.20%, 8/15/29	3,040,000	2,987,780
Mastercard, Inc., 3.65%, 6/1/49	1,530,000	1,791,707
Visa, Inc., 1.90%, 4/15/27(2)	1,140,000	1,140,070
Western Union Co. (The), 2.85%, 1/10/25	1,059,000	1,056,144
		8,572,189

14

	Principal Amount	Value
Machinery†
Otis Worldwide Corp., VRN, 2.09%, 4/5/23(1)	$1,110,000	$1,056,915
Media — 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	4,190,000	4,521,922
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	1,415,000	1,481,413
Comcast Corp., 6.40%, 5/15/38	2,270,000	3,321,051
Comcast Corp., 4.75%, 3/1/44	3,486,000	4,426,282
Comcast Corp., 3.97%, 11/1/47	1,507,000	1,749,301
Fox Corp., 3.05%, 4/7/25(2)	610,000	616,549
ViacomCBS, Inc., 3.125%, 6/15/22	1,690,000	1,669,354
ViacomCBS, Inc., 4.25%, 9/1/23	2,100,000	2,144,822
		19,930,694
Metals and Mining — 0.3%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	5,900,000	5,016,800
Steel Dynamics, Inc., 3.45%, 4/15/30	1,870,000	1,704,771
		6,721,571
Multi-Utilities — 0.7%
Ameren Corp., 3.50%, 1/15/31(2)	695,000	699,810
CenterPoint Energy, Inc., 4.25%, 11/1/28	2,500,000	2,569,592
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	1,530,000	1,436,234
Dominion Energy, Inc., 4.90%, 8/1/41	2,920,000	3,058,394
NiSource, Inc., 5.65%, 2/1/45	2,080,000	2,399,272
Sempra Energy, 2.875%, 10/1/22	1,820,000	1,828,260
Sempra Energy, 3.25%, 6/15/27	1,700,000	1,656,004
Sempra Energy, 4.00%, 2/1/48	1,500,000	1,444,962
		15,092,528
Oil, Gas and Consumable Fuels — 2.4%
Aker BP ASA, 3.75%, 1/15/30(1)	3,600,000	2,710,157
CNOOC Finance Ltd., 4.25%, 1/26/21	4,975,000	5,061,615
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,140,028
Concho Resources, Inc., 4.375%, 1/15/25	1,210,000	1,034,197
Continental Resources, Inc., 4.375%, 1/15/28	2,660,000	1,240,969
Diamondback Energy, Inc., 3.50%, 12/1/29	4,690,000	3,326,486
Ecopetrol SA, 5.875%, 5/28/45	1,220,000	1,093,504
Energy Transfer Operating LP, 4.25%, 3/15/23	4,740,000	4,253,797
Energy Transfer Operating LP, 3.75%, 5/15/30	2,050,000	1,615,305
Energy Transfer Operating LP, 4.90%, 3/15/35	3,470,000	2,739,514
Energy Transfer Operating LP, 6.50%, 2/1/42	880,000	796,404
Enterprise Products Operating LLC, 4.85%, 3/15/44	5,480,000	5,734,794
Equinor ASA, 3.25%, 11/18/49	1,170,000	1,157,588
Hess Corp., 6.00%, 1/15/40	1,590,000	1,149,927
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	4,250,000	4,178,934
MPLX LP, 5.25%, 1/15/25(1)	2,950,000	2,601,386
MPLX LP, 4.875%, 6/1/25	3,800,000	3,134,808
MPLX LP, 4.50%, 4/15/38	1,130,000	886,688
MPLX LP, 5.20%, 3/1/47	1,480,000	1,186,259

15

	Principal Amount	Value
Ovintiv, Inc., 6.50%, 2/1/38	$690,000	$300,504
Petroleos Mexicanos, 4.875%, 1/24/22	2,160,000	1,869,666
Petroleos Mexicanos, 6.50%, 3/13/27	800,000	598,914
Petroleos Mexicanos, 5.50%, 6/27/44	700,000	438,694
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	6,700,000	6,161,165
		55,411,303
Pharmaceuticals — 0.6%
Allergan Finance LLC, 3.25%, 10/1/22	6,880,000	6,905,702
Bristol-Myers Squibb Co., 3.25%, 8/15/22(1)	5,180,000	5,383,941
Elanco Animal Health, Inc., 5.65%, 8/28/28	2,528,000	2,673,039
		14,962,682
Road and Rail — 0.9%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	3,750,000	3,450,000
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,850,000	4,850,732
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,070,000	1,257,959
CSX Corp., 3.25%, 6/1/27	3,490,000	3,592,491
CSX Corp., 3.80%, 4/15/50	1,163,000	1,227,124
Union Pacific Corp., 2.40%, 2/5/30	1,690,000	1,655,443
Union Pacific Corp., 3.60%, 9/15/37	1,730,000	1,797,687
Union Pacific Corp., 3.84%, 3/20/60(1)	2,480,000	2,696,283
Union Pacific Corp., MTN, 3.55%, 8/15/39	1,210,000	1,224,089
		21,751,808
Semiconductors and Semiconductor Equipment — 0.2%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	3,950,000	3,969,095
Software — 0.6%
Adobe, Inc., 2.30%, 2/1/30	3,800,000	3,813,667
Oracle Corp., 2.50%, 10/15/22	2,500,000	2,560,165
Oracle Corp., 3.625%, 7/15/23	3,070,000	3,261,357
Oracle Corp., 2.50%, 4/1/25(2)	2,400,000	2,452,916
Oracle Corp., 2.95%, 4/1/30(2)	1,600,000	1,612,997
		13,701,102
Specialty Retail — 0.3%
Home Depot, Inc. (The), 3.00%, 4/1/26	2,560,000	2,707,100
Home Depot, Inc. (The), 3.90%, 6/15/47	2,750,000	3,106,028
Home Depot, Inc. (The), 3.35%, 4/15/50	1,629,000	1,776,410
		7,589,538
Technology Hardware, Storage and Peripherals — 0.5%
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	4,200,000	4,315,272
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	6,950,000	7,409,906
		11,725,178
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., 3.375%, 3/27/50	1,168,000	1,283,709
Trading Companies and Distributors — 0.3%
Air Lease Corp., MTN, 3.00%, 2/1/30	6,621,000	4,815,977
International Lease Finance Corp., 5.875%, 8/15/22	1,670,000	1,494,679
		6,310,656

16

	Principal Amount	Value
Wireless Telecommunication Services — 0.3%
Vodafone Group plc, 2.95%, 2/19/23	$5,689,000	$5,815,608
TOTAL CORPORATE BONDS (Cost $760,689,605)		751,371,249
U.S. TREASURY SECURITIES — 21.4%
U.S. Treasury Bonds, 5.00%, 5/15/37	2,000,000	3,286,016
U.S. Treasury Bonds, 4.50%, 5/15/38	9,000,000	14,259,375
U.S. Treasury Bonds, 3.50%, 2/15/39	1,780,000	2,534,692
U.S. Treasury Bonds, 3.125%, 11/15/41	10,000,000	13,659,375
U.S. Treasury Bonds, 3.125%, 2/15/42	20,000,000	27,343,750
U.S. Treasury Bonds, 3.00%, 5/15/42	12,800,000	17,188,000
U.S. Treasury Bonds, 2.75%, 11/15/42	8,500,000	10,983,262
U.S. Treasury Bonds, 2.50%, 2/15/45	17,000,000	21,236,055
U.S. Treasury Bonds, 3.375%, 11/15/48(3)	38,000,000	56,430,000
U.S. Treasury Bonds, 2.25%, 8/15/49	13,400,000	16,307,172
U.S. Treasury Bonds, 2.375%, 11/15/49	7,000,000	8,742,617
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	15,631,905	16,250,670
U.S. Treasury Notes, 1.50%, 5/31/20(3)	10,000,000	10,023,269
U.S. Treasury Notes, 1.125%, 8/31/21(3)	1,000,000	1,013,184
U.S. Treasury Notes, 1.50%, 9/15/22	20,000,000	20,610,547
U.S. Treasury Notes, 1.875%, 9/30/22	40,000,000	41,626,562
U.S. Treasury Notes, 1.625%, 11/15/22	15,000,000	15,532,910
U.S. Treasury Notes, 1.625%, 12/15/22	15,000,000	15,553,418
U.S. Treasury Notes, 0.50%, 3/15/23	48,000,000	48,305,625
U.S. Treasury Notes, 1.50%, 3/31/23	10,000,000	10,364,453
U.S. Treasury Notes, 1.50%, 11/30/24	21,000,000	22,119,726
U.S. Treasury Notes, 1.125%, 2/28/25	9,000,000	9,337,500
U.S. Treasury Notes, 0.50%, 3/31/25	5,000,000	5,032,129
U.S. Treasury Notes, 1.125%, 2/28/27	26,000,000	27,032,891
U.S. Treasury Notes, 0.625%, 3/31/27	60,500,000	60,843,857
TOTAL U.S. TREASURY SECURITIES (Cost $440,808,797)		495,617,055
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 14.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.2%
FHLMC, VRN, 4.32%, (1-year H15T1Y plus 2.25%), 4/1/37	326,874	330,785
FHLMC, VRN, 4.29%, (12-month LIBOR plus 1.84%), 6/1/38	852,806	866,214
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.88%), 7/1/40	338,362	346,999
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	787,145	803,564
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	283,295	289,794
FHLMC, VRN, 4.00%, (12-month LIBOR plus 1.87%), 7/1/41	1,042,666	1,070,932
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.63%), 5/1/43	288,475	292,006
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	234,918	236,415
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	8,946	9,026
FHLMC, VRN, 3.20%, (12-month LIBOR plus 1.62%), 6/1/44	1,484,911	1,535,889
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46	2,503,173	2,516,682
FNMA, VRN, 3.77%, (12-month LIBOR plus 1.71%), 12/1/37	249,916	255,107
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	242,972	247,861
FNMA, VRN, 3.64%, (12-month LIBOR plus 1.79%), 8/1/40	1,092,406	1,114,501

17

	Principal Amount	Value
FNMA, VRN, 3.81%, (12-month LIBOR plus 1.77%), 10/1/40	$1,526,323	$1,558,058
FNMA, VRN, 4.27%, (12-month LIBOR plus 1.75%), 8/1/41	692,171	706,769
FNMA, VRN, 3.70%, (12-month LIBOR plus 1.56%), 3/1/43	282,042	286,456
FNMA, VRN, 3.78%, (12-month LIBOR plus 1.57%), 1/1/45	1,547,369	1,570,704
FNMA, VRN, 2.625%, (12-month LIBOR plus 1.60%), 4/1/46	6,765,470	6,909,148
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	6,068,608	6,283,869
		27,230,779
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 13.5%
FHLMC, 5.00%, 1/1/21	62,350	65,696
FHLMC, 5.00%, 4/1/21	12,216	12,872
FHLMC, 7.00%, 9/1/27	1,161	1,318
FHLMC, 6.50%, 1/1/28	1,961	2,188
FHLMC, 7.00%, 2/1/28	309	350
FHLMC, 6.50%, 3/1/29	11,836	13,437
FHLMC, 6.50%, 6/1/29	13,799	15,458
FHLMC, 7.00%, 8/1/29	1,208	1,345
FHLMC, 5.00%, 4/1/31	1,823,053	1,988,254
FHLMC, 5.00%, 5/1/31	2,448,871	2,671,095
FHLMC, 6.50%, 5/1/31	11,991	13,311
FHLMC, 6.50%, 6/1/31	1,344	1,491
FHLMC, 5.50%, 12/1/33	149,872	168,614
FHLMC, 6.00%, 9/1/35	2,372,997	2,738,911
FHLMC, 5.50%, 12/1/37	171,409	194,286
FHLMC, 5.50%, 1/1/38	278,167	314,608
FHLMC, 6.00%, 2/1/38	1,277,838	1,472,239
FHLMC, 5.50%, 4/1/38	398,913	453,106
FHLMC, 6.00%, 8/1/38	90,351	103,502
FNMA, 6.50%, 1/1/26	8,907	9,883
FNMA, 7.00%, 12/1/27	2,480	2,762
FNMA, 7.50%, 4/1/28	15,176	17,046
FNMA, 7.00%, 5/1/28	14,133	14,689
FNMA, 7.00%, 6/1/28	246	253
FNMA, 6.50%, 1/1/29	2,021	2,327
FNMA, 6.50%, 4/1/29	6,328	7,158
FNMA, 7.00%, 7/1/29	1,234	1,238
FNMA, 7.50%, 7/1/29	10,294	10,707
FNMA, 7.50%, 9/1/30	4,542	5,386
FNMA, 5.00%, 6/1/31	1,895,403	2,067,358
FNMA, 5.00%, 7/1/31	2,998,097	3,270,105
FNMA, 7.00%, 9/1/31	21,582	23,104
FNMA, 6.50%, 1/1/32	7,536	8,646
FNMA, 6.50%, 8/1/32	30,966	35,574
FNMA, 5.50%, 2/1/33	1,497,163	1,682,694
FNMA, 5.00%, 6/1/33	1,605,271	1,783,001
FNMA, 5.50%, 6/1/33	96,176	108,249
FNMA, 5.50%, 7/1/33	525,574	592,391
FNMA, 5.00%, 8/1/33	239,217	265,676

18

	Principal Amount	Value
FNMA, 5.50%, 8/1/33	$213,111	$241,131
FNMA, 5.50%, 9/1/33	320,280	362,574
FNMA, 5.00%, 11/1/33	1,025,938	1,139,631
FNMA, 6.00%, 12/1/33	678,097	769,015
FNMA, 5.50%, 1/1/34	257,962	291,843
FNMA, 5.50%, 2/1/34	916,341	1,036,032
FNMA, 3.50%, 3/1/34	5,232,506	5,515,475
FNMA, 5.00%, 3/1/34	604,045	670,912
FNMA, 4.50%, 1/1/35	5,097,750	5,592,785
FNMA, 5.00%, 4/1/35	1,418,021	1,577,796
FNMA, 5.00%, 6/1/35	1,068,480	1,186,674
FNMA, 5.00%, 7/1/35	2,062,087	2,290,216
FNMA, 5.00%, 8/1/35	64,215	71,535
FNMA, 4.50%, 9/1/35	246,162	269,669
FNMA, 5.00%, 10/1/35	456,451	508,523
FNMA, 5.50%, 12/1/35	3,018,900	3,420,824
FNMA, 5.00%, 2/1/36	360,840	402,688
FNMA, 5.50%, 4/1/36	376,706	427,985
FNMA, 5.50%, 5/1/36	759,211	862,668
FNMA, 5.50%, 7/1/36	183,592	205,582
FNMA, 5.50%, 2/1/37	99,498	113,008
FNMA, 5.50%, 5/1/37	152,986	173,279
FNMA, 6.00%, 8/1/37	274,042	311,478
FNMA, 6.50%, 8/1/37	50,596	58,467
FNMA, 6.00%, 9/1/37	1,123,612	1,286,134
FNMA, 6.00%, 11/1/37	1,478,764	1,703,761
FNMA, 5.50%, 12/1/37	800,737	907,256
FNMA, 5.50%, 2/1/38	173,985	194,193
FNMA, 5.50%, 6/1/38	384,237	435,998
FNMA, 5.50%, 12/1/38	742,727	831,296
FNMA, 5.00%, 1/1/39	545,901	602,981
FNMA, 5.50%, 1/1/39	3,744,172	4,253,423
FNMA, 4.50%, 2/1/39	1,018,309	1,115,251
FNMA, 5.00%, 2/1/39	2,145,235	2,390,388
FNMA, 4.50%, 4/1/39	1,877,848	2,070,431
FNMA, 4.50%, 5/1/39	4,773,224	5,257,663
FNMA, 6.50%, 5/1/39	976,640	1,162,014
FNMA, 5.00%, 8/1/39	2,193,524	2,437,453
FNMA, 4.50%, 10/1/39	8,295,604	9,172,729
FNMA, 4.00%, 10/1/40	8,534,594	9,355,111
FNMA, 4.50%, 11/1/40	7,905,336	8,679,061
FNMA, 4.00%, 8/1/41	8,225,670	8,980,027
FNMA, 4.50%, 9/1/41	4,708,759	5,168,087
FNMA, 3.50%, 10/1/41	9,896,886	10,644,344
FNMA, 5.00%, 1/1/42	3,535,973	3,927,663
FNMA, 3.50%, 2/1/42	6,475,977	6,963,242
FNMA, 3.50%, 6/1/42	19,908,159	21,417,857

19

	Principal Amount	Value
FNMA, 3.50%, 8/1/42	$1,882,614	$2,025,340
FNMA, 3.50%, 8/1/42	7,970,558	8,574,338
FNMA, 4.00%, 11/1/45	12,570,376	13,550,197
FNMA, 4.00%, 11/1/45	3,801,570	4,117,933
FNMA, 4.00%, 2/1/46	11,171,688	12,084,075
FNMA, 4.00%, 4/1/46	14,110,601	15,196,560
FNMA, 6.50%, 8/1/47	18,140	19,478
FNMA, 6.50%, 9/1/47	36,732	39,344
FNMA, 6.50%, 9/1/47	1,765	1,892
FNMA, 6.50%, 9/1/47	19,312	20,672
FNMA, 4.00%, 6/1/48	24,152,195	25,812,218
FNMA, 4.50%, 2/1/49	9,911,197	10,678,595
FNMA, 4.00%, 6/1/49	6,409,208	6,844,272
GNMA, 7.00%, 11/15/22	3,232	3,349
GNMA, 7.00%, 4/20/26	1,325	1,505
GNMA, 7.50%, 8/15/26	2,922	3,330
GNMA, 8.00%, 8/15/26	1,283	1,420
GNMA, 7.50%, 5/15/27	1,614	1,645
GNMA, 8.00%, 6/15/27	3,113	3,116
GNMA, 7.00%, 2/15/28	1,427	1,432
GNMA, 7.50%, 2/15/28	963	966
GNMA, 6.50%, 3/15/28	4,081	4,479
GNMA, 7.00%, 4/15/28	1,056	1,060
GNMA, 6.50%, 5/15/28	109	120
GNMA, 6.50%, 5/15/28	18,424	20,251
GNMA, 7.00%, 12/15/28	1,920	1,927
GNMA, 7.00%, 5/15/31	15,654	18,734
GNMA, 4.50%, 8/15/33	858,792	945,301
GNMA, 6.00%, 9/20/38	520,521	594,776
GNMA, 5.50%, 11/15/38	1,312,401	1,502,280
GNMA, 5.50%, 11/15/38	307,880	337,131
GNMA, 6.00%, 1/20/39	157,483	179,867
GNMA, 5.00%, 3/20/39	1,106,205	1,226,849
GNMA, 4.50%, 4/15/39	1,283,457	1,423,050
GNMA, 4.50%, 1/15/40	735,892	816,292
GNMA, 4.00%, 7/15/40	1,620,548	1,757,181
GNMA, 4.00%, 11/20/40	13,702,959	14,964,684
GNMA, 4.50%, 12/15/40	3,202,449	3,587,608
GNMA, 4.50%, 7/20/41	5,179,821	5,717,294
GNMA, 3.50%, 6/20/42	5,019,104	5,375,501
GNMA, 2.50%, 7/20/46	16,931,016	17,808,215
		311,860,758
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $325,859,904)		339,091,537
ASSET-BACKED SECURITIES — 6.4%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 1.77%, (1-month LIBOR plus 0.83%), 5/25/34	9,491,513	8,715,731
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	4,616,616	4,529,192
20

	Principal Amount	Value
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	$10,595,100	$10,881,570
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 1.51%, (1-month LIBOR plus 0.65%), 4/10/31(1)	3,503,574	3,494,279
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	1,522,092	1,510,651
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 1.65%, (1-month LIBOR plus 0.85%), 12/17/36(1)	12,056,437	11,212,332
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 1.50%, (1-month LIBOR plus 0.70%), 3/17/37(1)	9,200,168	8,576,481
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 1.78%, (1-month LIBOR plus 1.08%), 6/17/37(1)	20,000,000	18,703,130
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 1.80%, (1-month LIBOR plus 1.00%), 7/17/37(1)	14,028,528	13,290,769
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	1,230,773	1,230,039
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	2,357,500	2,332,958
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,677,318	1,655,610
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	2,944,653	2,880,265
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	7,916,093	7,743,310
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(1)	6,313,811	6,097,368
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(1)	9,993,717	10,079,055
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(1)	4,900,000	4,760,096
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	3,583,051	3,539,452
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	2,397,558	2,386,770
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	6,107,343	6,032,285
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	3,239,543	3,204,358
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	2,139,088	2,140,619
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	5,590,975	5,498,128
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	7,719,782	7,637,578
TOTAL ASSET-BACKED SECURITIES (Cost $152,204,870)		148,132,026
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.1%
Private Sponsor Collateralized Mortgage Obligations — 3.3%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.04%, 3/25/35	1,695,602	1,558,774
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(1)	2,809,677	2,788,588
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.77%, 6/25/34	911,629	819,499
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	1,344,282	1,223,024
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.95%, 11/25/34	1,466,121	1,307,979

21

	Principal Amount	Value
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	$597,799	$621,999
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.74%, 8/25/34	1,254,234	1,112,001
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.79%, 8/25/34	3,709,649	3,338,003
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	442,643	412,436
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	979,620	1,004,314
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	428,204	420,543
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	41,446	38,195
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 4.03%, 10/25/34	182,051	175,831
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(1)	3,612,165	3,489,095
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, VRN, 2.24%, 2/25/50(1)	1,355,410	1,211,995
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.80%, 10/25/34	2,719,513	2,499,585
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	911,249	880,465
Galton Funding Mortgage Trust, Series 2020-H1, Class A1, VRN, 2.31%, 1/25/60(1)	4,371,773	4,260,340
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.04%, 6/25/34	798,089	727,418
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.31%, 5/25/34	1,367,922	1,218,128
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.00%, 1/25/35	1,526,678	1,372,083
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	3,272,433	3,097,995
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 4.05%, 9/25/35	2,655,199	2,440,848
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.51%, 9/25/35	1,096,431	1,033,640
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.07%, 7/25/35	523,346	509,647
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.12%, 7/25/35	984,342	906,398
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.19%, 8/25/35	1,221,420	1,123,010
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.02%, 4/25/35	775,197	739,061
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(1)	984,269	988,672
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	2,326,302	2,313,060
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.68%, 11/21/34	636,030	606,808
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.80%, 11/25/35	1,425,032	1,248,897
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.73%, 2/25/35	1,496,795	1,322,894
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.73%, 2/25/35	748,397	660,229

22

	Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(1)	$1,460,041	$1,521,587
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	3,379,550	3,533,217
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 2.45%, (1-month LIBOR plus 1.50%), 6/25/57(1)	3,043,269	2,915,760
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	2,828,800	2,876,795
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	2,702,563	2,717,050
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	2,040,357	2,055,282
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	3,876,660	3,808,690
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.78%, 7/25/34	1,876,548	1,744,868
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.69%, (1-month LIBOR plus 0.74%), 9/25/34	3,590,447	3,074,137
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	311,050	301,192
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.62%, 3/25/35	1,828,367	1,680,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.97%, 5/25/35	787,676	788,182
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	302,231	265,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.26%, 1/25/38	1,073,714	911,459
		75,665,335
U.S. Government Agency Collateralized Mortgage Obligations — 0.8%
FHLMC, Series 2013-DN2, Class M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 11/25/23	2,918,781	2,833,236
FHLMC, Series 2019-DNA3, Class M2, VRN, 3.00%, (1-month LIBOR plus 2.05%), 7/25/49(1)	4,604,757	3,800,898
FHLMC, Series 3397, Class GF, VRN, 1.20%, (1-month LIBOR plus 0.50%), 12/15/37	725,423	725,765
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	6,087,615	5,526,441
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	2,258,484	2,075,698
FNMA, Series 2016-C06, Class 1M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 4/25/29	1,352,000	1,315,922
GNMA, Series 2007-5, Class FA, VRN, 0.91%, (1-month LIBOR plus 0.14%), 2/20/37	1,621,424	1,603,196
		17,881,156
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $98,355,457)		93,546,491
COLLATERALIZED LOAN OBLIGATIONS — 3.8%
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class A1, VRN, 3.69%, (3-month LIBOR plus 1.95%), 1/20/32(1)	5,500,000	5,363,907
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.03%, (3-month LIBOR plus 1.20%), 1/15/29(1)	2,400,000	2,308,347
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 2.84%, (3-month LIBOR plus 1.02%), 4/20/31(1)	6,000,000	5,651,923
CBAM Ltd., Series 2019-9A, Class A, VRN, 3.11%, (3-month LIBOR plus 1.28%), 2/12/30(1)	6,000,000	5,783,688
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 2.78%, (3-month LIBOR plus 0.98%), 4/24/31(1)	3,465,000	3,265,585

23

	Principal Amount	Value
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.91%, (3-month LIBOR plus 1.11%), 1/22/31(1)	$3,350,000	$3,164,191
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.79%, (3-month LIBOR plus 0.97%), 4/18/31(1)	4,400,000	4,138,248
Elmwood CLO IV Ltd., Series 2020-1A, Class A, VRN, 2.61%, (3-month LIBOR plus 1.24%), 4/15/33(1)	7,900,000	7,505,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 2.94%, (3-month LIBOR plus 1.12%), 7/20/31(1)	3,500,000	3,320,865
KKR CLO Ltd., Series 2022A, Class A, VRN, 2.97%, (3-month LIBOR plus 1.15%), 7/20/31(1)	4,175,000	3,946,800
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 2.92%, (3-month LIBOR plus 1.26%), 1/15/33(1)	7,500,000	7,115,112
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.81%, (3-month LIBOR plus 0.98%), 4/15/31(1)	6,000,000	5,711,642
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 3.16%, (3-month LIBOR plus 1.33%), 10/15/32(1)	13,000,000	12,085,489
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 2.97%, (3-month LIBOR plus 1.15%), 4/18/31(1)	7,500,000	6,989,018
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 2.89%, (3-month LIBOR plus 1.07%), 10/20/28(1)	4,250,000	4,125,598
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 2.76%, (3-month LIBOR plus 0.97%), 4/25/31(1)	3,350,000	3,146,664
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 2.97%, (3-month LIBOR plus 1.15%), 10/18/31(1)	4,400,000	4,162,510
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $92,348,594)		87,784,587
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	10,691,000	11,223,673
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	10,000,000	10,477,762
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	14,000,000	14,671,755
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	15,000,000	15,381,100
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	5,000,000	5,144,293
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	9,000,000	9,287,137
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	10,000,000	10,051,152
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	10,000,000	10,081,992
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $85,747,606)		86,318,864
MUNICIPAL SECURITIES — 2.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	2,189,000	3,233,853
California State University Rev., 2.98%, 11/1/51	2,000,000	1,999,780
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	2,285,000	2,317,676
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	955,000	931,039
Houston GO, 3.96%, 3/1/47	1,615,000	1,818,070
Los Angeles Community College District GO, 6.75%, 8/1/49	1,000,000	1,631,220
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,235,000	1,607,180
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	1,070,000	1,401,700
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,180,000	1,731,508

24

	Principal Amount	Value
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	$2,540,000	$2,557,577
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	2,330,000	2,607,829
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,385,000	1,889,306
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	1,750,000	2,178,645
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	2,345,000	2,205,027
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	2,715,000	3,596,126
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	1,000,000	1,364,730
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	1,000,000	1,403,340
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	1,000,000	1,105,160
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,000,000	1,232,440
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,145,000	1,156,668
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	2,990,000	3,721,862
State of California GO, 4.60%, 4/1/38	1,000,000	1,102,560
State of California GO, 7.55%, 4/1/39	2,000,000	3,253,240
State of California GO, 7.30%, 10/1/39	1,000,000	1,539,980
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	1,665,000	2,029,469
University of California Rev., 5.95%, 5/15/45	1,630,000	2,197,403
TOTAL MUNICIPAL SECURITIES (Cost $43,497,871)		51,813,388
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.9%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	1,180,000	1,200,662
Chile Government International Bond, 3.625%, 10/30/42	1,200,000	1,281,300
		2,481,962
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	1,810,000	1,830,833
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	1,700,000	2,199,910
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	1,640,000	2,460,500
Philippines — 0.3%
Philippine Government International Bond, 4.00%, 1/15/21	3,170,000	3,214,127
Philippine Government International Bond, 6.375%, 10/23/34	1,840,000	2,457,215
		5,671,342
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	1,400,000	1,454,313
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,290,000	1,345,292
		2,799,605
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	980,000	1,066,782
Uruguay Government International Bond, 4.125%, 11/20/45	1,030,000	1,061,224
		2,128,006
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $18,025,238)		19,572,158

25

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 6.625%, 11/15/30 (Cost $6,382,607)	$5,200,000	$7,914,857
PREFERRED STOCKS — 0.2%
Banks — 0.1%
JPMorgan Chase & Co., 4.00%	3,640,000	3,110,835
Machinery — 0.1%
Stanley Black & Decker, Inc., 4.00%	1,150,000	1,107,487
TOTAL PREFERRED STOCKS (Cost $4,790,000)		4,218,322
TEMPORARY CASH INVESTMENTS — 9.9%
BNP Paribas SA, 0.03%, 4/1/20(1)(4)	$80,000,000	80,000,149
Credit Agricole Corporate and Investment Bank, 0.06%, 4/1/20(1)(4)	105,000,000	105,000,195
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $18,415,500), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $18,057,448)		18,057,443
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,268,206	26,268,206
TOTAL TEMPORARY CASH INVESTMENTS (Cost $229,325,649)		229,325,993
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $2,258,036,198)		2,314,706,527
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,918,097)
TOTAL NET ASSETS — 100.0%		$2,312,788,430

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	298	June 2020	$29,800,000	$41,328,875	$99,199
U.S. Treasury 2-Year Notes	541	June 2020	$108,200,000	119,227,101	690,948
U.S. Treasury 5-Year Notes	835	June 2020	$83,500,000	104,675,078	316,159
U.S. Treasury Long Bonds	57	June 2020	$5,700,000	10,206,563	(52,629)
U.S. Treasury Ultra Bonds	10	June 2020	$1,000,000	2,218,750	(22,523)
				$277,656,367	$1,031,154

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	50	June 2020	$5,000,000	$7,801,563	$(41,656)

26

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$222,803,500	$4,289,026	$8,931,718	$13,220,744
Markit CDX North America Investment Grade Index Series 33	Buy	(1.00)%	12/20/24	$90,000,000	(136,642)	430,128	293,486
					$4,152,384	$9,361,846	$13,514,230

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,500,000	$(481)	$(370,024)	$(370,505)
CPURNSA	Receive	1.77%	8/5/24	$24,500,000	(606)	(1,389,393)	(1,389,999)
					$(1,087)	$(1,759,417)	$(1,760,504)

27

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $545,894,107, which represented 23.6% of total net assets. Of these securities, 0.3% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $13,116,090.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $2,258,036,198)	$2,314,706,527
Cash	1,403,880
Deposits with broker for futures contracts	2,105,700
Receivable for investments sold	32,474,011
Receivable for capital shares sold	2,898,560
Receivable for variation margin on futures contracts	5,813,658
Receivable for variation margin on swap agreements	3,752,647
Interest receivable	11,549,535
2,374,704,518

Liabilities
Payable for investments purchased	56,208,655
Payable for capital shares redeemed	4,372,386
Payable for variation margin on swap agreements	55,593
Accrued management fees	1,096,346
Distribution and service fees payable	43,772
Dividends payable	139,336
61,916,088

Net Assets	$2,312,788,430

Net Assets Consist of:
Capital paid in	$2,241,526,717
Distributable earnings	71,261,713
$2,312,788,430

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,302,957,640	117,387,691	$11.10
I Class	$648,831,634	58,427,035	$11.10
Y Class	$72,593,900	6,536,815	$11.11
A Class	$118,924,365	10,710,508	$11.10*
C Class	$18,182,012	1,639,130	$11.09
R Class	$7,211,394	649,696	$11.10
R5 Class	$614,521	55,341	$11.10
R6 Class	$143,472,964	12,913,373	$11.11
*Maximum offering price $11.62 (net asset value divided by 0.955).

See Notes to Financial Statements.

29

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$90,454,459

Expenses:
Management fees	14,952,360
Distribution and service fees:
A Class	276,243
C Class	227,678
R Class	40,109
Trustees' fees and expenses	227,577
Other expenses	21,382
15,745,349

Net investment income (loss)	74,709,110

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	87,396,928
Futures contract transactions	27,772,813
Swap agreement transactions	8,866,812
Foreign currency translation transactions	5,031
124,041,584

Change in net unrealized appreciation (depreciation) on:
Investments	14,159,124
Futures contracts	(2,591,922)
Swap agreements	7,602,429
Translation of assets and liabilities in foreign currencies	(2,957)
19,166,674

Net realized and unrealized gain (loss)	143,208,258

Net Increase (Decrease) in Net Assets Resulting from Operations	$217,917,368

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$74,709,110	$140,067,829
Net realized gain (loss)	124,041,584	(100,018,497)
Change in net unrealized appreciation (depreciation)	19,166,674	78,171,664
Net increase (decrease) in net assets resulting from operations	217,917,368	118,220,996

Distributions to Shareholders
From earnings:
Investor Class	(36,468,092)	(45,125,218)
I Class	(24,686,714)	(50,762,670)
Y Class	(4,065,955)	(8,254,043)
A Class	(2,389,165)	(3,199,293)
C Class	(335,431)	(572,506)
R Class	(155,586)	(171,380)
R5 Class	(12,644)	(6,073)
R6 Class	(8,130,214)	(7,061,411)
From tax return of capital:
Investor Class	—	(3,901,075)
I Class	—	(4,940,428)
Y Class	—	(394,094)
A Class	—	(234,667)
C Class	—	(54,444)
R Class	—	(17,350)
R5 Class	—	(1,029)
R6 Class	—	(774,024)
Decrease in net assets from distributions	(76,243,801)	(125,469,705)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,063,174,224)	(2,947,658,348)

Net increase (decrease) in net assets	(921,500,657)	(2,954,907,057)

Net Assets
Beginning of period	3,234,289,087	6,189,196,144
End of period	$2,312,788,430	$3,234,289,087

See Notes to Financial Statements.

31

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

32

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

33

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 25% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

34

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $2,364,839,280, of which $1,713,509,633 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $3,493,928,260, of which $2,363,862,011 represented U.S. Treasury and Government Agency obligations.

35

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,765,053	$206,095,200	31,325,261	$324,292,830
Issued in reinvestment of distributions	3,295,335	36,095,976	4,675,136	48,466,228
Redeemed	(59,827,353)	(653,071,063)	(141,109,875)	(1,467,307,574)
	(37,766,965)	(410,879,887)	(105,109,478)	(1,094,548,516)
I Class
Sold	31,535,685	341,454,688	49,180,608	509,555,656
Issued in reinvestment of distributions	1,996,279	21,878,131	4,857,472	50,339,677
Redeemed	(68,653,115)	(751,331,723)	(178,388,008)	(1,859,706,777)
	(35,121,151)	(387,998,904)	(124,349,928)	(1,299,811,444)
Y Class
Sold	4,884,209	53,253,149	5,869,446	60,949,056
Issued in reinvestment of distributions	370,767	4,063,679	827,203	8,594,073
Redeemed	(13,068,615)	(144,792,119)	(49,627,198)	(516,289,263)
	(7,813,639)	(87,475,291)	(42,930,549)	(446,746,134)
A Class
Sold	3,934,953	42,929,142	2,683,206	27,891,724
Issued in reinvestment of distributions	202,773	2,224,086	316,082	3,276,539
Redeemed	(2,741,479)	(29,881,482)	(12,333,087)	(127,677,174)
	1,396,247	15,271,746	(9,333,799)	(96,508,911)
C Class
Sold	206,008	2,253,431	189,966	1,972,112
Issued in reinvestment of distributions	26,362	287,616	51,732	536,171
Redeemed	(1,560,858)	(16,944,094)	(1,865,057)	(19,337,878)
	(1,328,488)	(14,403,047)	(1,623,359)	(16,829,595)
R Class
Sold	199,266	2,190,231	262,652	2,711,815
Issued in reinvestment of distributions	14,155	154,920	18,060	187,177
Redeemed	(387,829)	(4,236,210)	(517,869)	(5,367,549)
	(174,408)	(1,891,059)	(237,157)	(2,468,557)
R5 Class
Sold	21,730	238,322	56,075	581,596
Issued in reinvestment of distributions	1,152	12,644	680	7,022
Redeemed	(7,015)	(77,024)	(37,363)	(387,005)
	15,867	173,942	19,392	201,613
R6 Class
Sold	7,834,903	86,001,628	8,078,618	83,884,165
Issued in reinvestment of distributions	735,316	8,066,444	743,782	7,709,361
Redeemed	(24,066,364)	(270,039,796)	(7,958,961)	(82,540,330)
	(15,496,145)	(175,971,724)	863,439	9,053,196
Net increase (decrease)	(96,288,682)	$(1,063,174,224)	(282,701,439)	$(2,947,658,348)

36

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$751,371,249	—
U.S. Treasury Securities	—	495,617,055	—
U.S. Government Agency Mortgage-Backed Securities	—	339,091,537	—
Asset-Backed Securities	—	148,132,026	—
Collateralized Mortgage Obligations	—	93,546,491	—
Collateralized Loan Obligations	—	87,784,587	—
Commercial Mortgage-Backed Securities	—	86,318,864	—
Municipal Securities	—	51,813,388	—
Sovereign Governments and Agencies	—	19,572,158	—
U.S. Government Agency Securities	—	7,914,857	—
Preferred Stocks	—	4,218,322	—
Temporary Cash Investments	$26,268,206	203,057,787	—
	$26,268,206	$2,288,438,321	—
Other Financial Instruments
Futures Contracts	$1,106,306	—	—
Swap Agreements	—	$13,514,230	—
	$1,106,306	$13,514,230	—

Liabilities
Other Financial Instruments
Futures Contracts	$116,808	—	—
Swap Agreements	—	$1,760,504	—
	$116,808	$1,760,504	—

37

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $205,490,500.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $325,808,333 futures contracts purchased and $5,000,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $31,000,000.

38

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$3,752,647	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	5,813,658	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$55,593
		$9,566,305		$55,593

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$8,866,812	Change in net unrealized appreciation (depreciation) on swap agreements	$9,361,846
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	27,772,813	Change in net unrealized appreciation (depreciation) on futures contracts	(2,591,922)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(1,759,417)
		$36,639,625		$5,010,507

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$76,243,801	$115,152,594
Long-term capital gains	—	—
Tax return of capital	—	$10,317,111

39

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,259,249,318
Gross tax appreciation of investments	$101,487,976
Gross tax depreciation of investments	(46,030,767)
Net tax appreciation (depreciation) of investments	55,457,209
Net tax appreciation (depreciation) on derivatives	7,995,369
Net tax appreciation (depreciation)	$63,452,578
Other book-to-tax adjustments	$(170,727)
Undistributed ordinary income	$2,679,357
Accumulated long-term gains	$5,300,505

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

40

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.61	0.26	0.50	0.76	(0.27)	—	—	(0.27)	$11.10	7.18%	0.60%	2.40%	82%	$1,302,958
2019	$10.54	0.29	0.03	0.32	(0.23)	—	(0.02)	(0.25)	$10.61	3.15%	0.60%	2.80%	184%	$1,646,934
2018	$10.68	0.23	(0.14)	0.09	(0.23)	—	—	(0.23)	$10.54	0.86%	0.60%	2.19%	179%	$2,742,374
2017	$10.88	0.22	(0.17)	0.05	(0.24)	(0.01)	—	(0.25)	$10.68	0.51%	0.60%	2.02%	133%	$2,895,840
2016	$11.01	0.22	(0.06)	0.16	(0.29)	—	—	(0.29)	$10.88	1.49%	0.60%	2.04%	174%	$2,122,636
I Class
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.39%	0.40%	2.60%	82%	$648,832
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.43%	0.40%	3.00%	184%	$993,543
2018	$10.68	0.25	(0.13)	0.12	(0.26)	—	—	(0.26)	$10.54	1.06%	0.40%	2.39%	179%	$2,296,395
2017	$10.88	0.24	(0.16)	0.08	(0.27)	(0.01)	—	(0.28)	$10.68	0.71%	0.40%	2.22%	133%	$2,801,686
2016	$11.01	0.24	(0.06)	0.18	(0.31)	—	—	(0.31)	$10.88	1.69%	0.40%	2.24%	174%	$2,240,569

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2020	$10.62	0.29	0.49	0.78	(0.29)	—	—	(0.29)	$11.11	7.42%	0.37%	2.63%	82%	$72,594
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.46%	0.37%	3.03%	184%	$152,412
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.84%	0.37%(4)	2.52%(4)	179%(5)	$603,691
A Class
2020	$10.62	0.23	0.49	0.72	(0.24)	—	—	(0.24)	$11.10	6.81%	0.85%	2.15%	82%	$118,924
2019	$10.54	0.27	0.04	0.31	(0.21)	—	(0.02)	(0.23)	$10.62	3.02%	0.85%	2.55%	184%	$98,899
2018	$10.68	0.20	(0.13)	0.07	(0.21)	—	—	(0.21)	$10.54	0.61%	0.85%	1.94%	179%	$196,563
2017	$10.89	0.19	(0.17)	0.02	(0.22)	(0.01)	—	(0.23)	$10.68	0.17%	0.85%	1.77%	133%	$414,571
2016	$11.02	0.19	(0.06)	0.13	(0.26)	—	—	(0.26)	$10.89	1.24%	0.85%	1.79%	174%	$454,565
C Class
2020	$10.61	0.15	0.49	0.64	(0.16)	—	—	(0.16)	$11.09	6.02%	1.60%	1.40%	82%	$18,182
2019	$10.54	0.19	0.04	0.23	(0.14)	—	(0.02)	(0.16)	$10.61	2.24%	1.60%	1.80%	184%	$31,481
2018	$10.68	0.13	(0.14)	(0.01)	(0.13)	—	—	(0.13)	$10.54	(0.14)%	1.60%	1.19%	179%	$48,386
2017	$10.89	0.11	(0.17)	(0.06)	(0.14)	(0.01)	—	(0.15)	$10.68	(0.57)%	1.60%	1.02%	133%	$66,394
2016	$11.01	0.11	(0.05)	0.06	(0.18)	—	—	(0.18)	$10.89	0.57%	1.60%	1.04%	174%	$81,039

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$10.61	0.21	0.49	0.70	(0.21)	—	—	(0.21)	$11.10	6.65%	1.10%	1.90%	82%	$7,211
2019	$10.54	0.24	0.04	0.28	(0.19)	—	(0.02)	(0.21)	$10.61	2.69%	1.10%	2.30%	184%	$8,748
2018	$10.68	0.18	(0.14)	0.04	(0.18)	—	—	(0.18)	$10.54	0.36%	1.10%	1.69%	179%	$11,186
2017	$10.89	0.16	(0.17)	(0.01)	(0.19)	(0.01)	—	(0.20)	$10.68	(0.08)%	1.10%	1.52%	133%	$14,318
2016	$11.02	0.17	(0.07)	0.10	(0.23)	—	—	(0.23)	$10.89	0.98%	1.10%	1.54%	174%	$20,362
R5 Class
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.29%	0.40%	2.60%	82%	$615
2019	$10.54	0.32	0.03	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.45%	0.40%	3.00%	184%	$419
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.81%	0.40%(4)	2.46%(4)	179%(5)	$212
R6 Class
2020	$10.63	0.29	0.48	0.77	(0.29)	—	—	(0.29)	$11.11	7.34%	0.35%	2.65%	82%	$143,473
2019	$10.54	0.32	0.05	0.37	(0.25)	—	(0.03)	(0.28)	$10.63	3.58%	0.35%	3.05%	184%	$301,853
2018	$10.68	0.26	(0.14)	0.12	(0.26)	—	—	(0.26)	$10.54	1.11%	0.35%	2.44%	179%	$290,390
2017	$10.89	0.24	(0.17)	0.07	(0.27)	(0.01)	—	(0.28)	$10.68	0.67%	0.35%	2.27%	133%	$304,836
2016	$11.01	0.25	(0.06)	0.19	(0.31)	—	—	(0.31)	$10.89	1.83%	0.35%	2.29%	174%	$93,751

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Diversified Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 2005

Annual Report

March 31, 2020

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Y Class	NPHIX	-7.57%	2.34%	3.86%	12/27/12
ICE BofA U.S. High Yield Constrained Index	—	-7.46%	2.67%	3.55%	—
Investor Class	AHIVX	-7.76%	—	-1.29%	10/2/17
I Class	AHIIX	-7.66%	—	-1.19%	10/2/17
A Class	AHIAX				10/2/17
No sales charge		-7.99%	—	-1.54%
With sales charge		-12.14%	—	-3.35%
R5 Class	AHIEX	-7.56%	—	-1.09%	10/2/17
R6 Class	AHIDX	-7.53%	—	-1.04%	10/2/17
Y Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the performance tables and graphs have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 27, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Y Class — $13,166

ICE BofA U.S. High Yield Constrained Index — $12,883

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

As of August 2019, Amy Yu Chang and Derek Leung joined the portfolio management team.

Performance Summary
High Income returned -7.57%* for the 12-month period ended March 31, 2020. By comparison, the ICE BofA U.S. High Yield Constrained Index returned -7.46%. Fund returns reflect operating expenses, while index returns do not.
Although high-yield bonds performed relatively well through most of the reporting period, their negative results in early 2020 dragged down returns for the entire 12-month period. As the COVID-19 epidemic originating in China expanded into a pandemic in early 2020, investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity markedly worsened. Amid the global flight to quality, riskier investments, including investment-grade and high-yield corporate bonds, suffered significant losses. Separately, an unexpected price war between Saudi Arabia and Russia amid waning demand for oil triggered a sizable drop in the oil markets. This development accelerated the havoc in the high-yield sector, home to many energy companies.

The swiftness and the depth of the Federal Reserve’s (Fed’s) response to the broad market unrest helped calm the credit markets in late March. In addition to cutting short-term rates to nearly 0%, the Fed announced programs to directly support the functioning of investment-grade primary and secondary markets. This action followed earlier announcements to address the functioning of Treasury, commercial paper and asset-backed securities markets. The Fed stepping in to purchase investment-grade corporate debt, which inspired many other market participants to also purchase the securities, was particularly helpful for stabilizing the corporate debt markets, including the high-yield market.
Gaming Companies Were Main Detractors
We began the fiscal year with a positive view toward the U.S. consumer and tilted the portfolio toward more U.S.-centric, noncyclical sectors, including gaming. We focused on Las Vegas and regional gaming operators and also held a small position in Macau gaming. Our gaming sector overweight relative to the index served us well until the first quarter of 2020, when the COVID-19 outbreak halted economic activity. Amid increasing infection and mortality rates, government officials issued stay-at-home orders, and international and domestic travel shut down. In particular, several of our gaming issues suffered significant downturns after Nevada’s governor ordered a 30-day statewide shutdown of casinos (and other nonessential businesses) on March 18.

The pandemic and resulting U.S. economic shutdown also dragged down results in the support-services sector. In particular, our holdings among rental car, office equipment and construction rental equipment companies suffered due to declining demand. Additionally, our underweight and security selection in the wireline telecommunication sector also detracted from performance.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Meanwhile, our exposure to cash and an overweight and strong security selection in the electric-generation sector helped offset the negative effects from gaming, support-services and wireline telecommunication holdings. The main driver in this sector was a distressed play in a California-based power provider. Security selection in the pharmaceuticals sector also helped offset some of the losses. Additionally, underweight positions in the oil field equipment and services and real estate investment trusts sectors also added to relative performance.

Higher-Rated Securities Aided Performance; Duration Detracted

Overall, higher-rated bonds significantly outperformed their lower-rated counterparts during the fiscal year. Our overweight and security selection within the B-rated segment of the market contributed to relative performance. In addition, our out-of-index exposure to investment-grade (BBB-rated) issuers aided results. However, our overweight and security selection among issuers with CCC credit ratings and an underweight to credits with BB ratings detracted from relative performance.

Our short-duration posture to begin the fiscal year also had a negative impact on portfolio performance. We lengthened duration over the course of the reporting period, as we opportunistically increased exposure to securities within the BB ratings category during the last three quarters of 2019. We also added BB-rated securities as they sold off in February and March. In addition, we participated in the new-issues market and lengthened duration with some fallen angels (securities that dropped out of the investment-grade universe and into the high-yield category due to credit ratings downgrades).

Portfolio Positioning

Regarding our holdings and potential investments, we are calling companies and aggressively examining their business prospects, liquidity and ability to obtain government help during the COVID-19 disruptions. We have concentrated our purchases in higher-quality, more-defensive sectors, including cable, TMT (technology, media and telecommunication), packaging and food. We have also started building positions in recent and potential fallen angels. In addition, as the investment-grade market improved in late March, we participated in some new issues there. Beyond these steps, we are focusing on companies we believe can manage through this environment, including banks, health care companies, homebuilders, building products suppliers, metals companies and equipment rental firms. We also have engaged in some value buying in oversold sectors, such as gaming, aerospace and restaurants. We have sold issuers facing liquidity problems as well as some deep cyclicals and energy positions.

Looking ahead, the path of the virus, the depth of the economic contraction and the form of fiscal and monetary stimulus will remain key considerations. We will monitor these factors closely. The economic contraction will be deep, but we remain hopeful the economy can start growing again in the third quarter.

6

Fund Characteristics

MARCH 31, 2020
Types of Investments in Portfolio	% of net assets
Corporate Bonds	92.1%
Bank Loan Obligations	3.3%
Preferred Stocks	2.8%
Convertible Bonds	0.1%
Common Stocks	0.1%
Escrow Interests	—*
Warrants	—*
Rights	—*
Other Assets and Liabilities	1.6%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$894.30	$3.69	0.78%
I Class	$1,000	$895.70	$3.22	0.68%
Y Class	$1,000	$896.20	$2.75	0.58%
A Class	$1,000	$894.10	$4.88	1.03%
R5 Class	$1,000	$896.30	$2.75	0.58%
R6 Class	$1,000	$896.40	$2.51	0.53%
Hypothetical
Investor Class	$1,000	$1,021.10	$3.94	0.78%
I Class	$1,000	$1,021.60	$3.44	0.68%
Y Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,019.85	$5.20	1.03%
R5 Class	$1,000	$1,022.10	$2.93	0.58%
R6 Class	$1,000	$1,022.35	$2.68	0.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount/Shares	Value
CORPORATE BONDS — 92.1%
Aerospace and Defense — 2.7%
Arconic, Inc., 5.125%, 10/1/24	$650,000	$643,148
Arconic, Inc., 5.90%, 2/1/27	695,000	650,346
Arconic, Inc., 5.95%, 2/1/37	1,000,000	873,060
Bombardier, Inc., 8.75%, 12/1/21(1)	175,000	146,431
Bombardier, Inc., 6.00%, 10/15/22(1)	1,650,000	1,249,875
Bombardier, Inc., 6.125%, 1/15/23(1)	325,000	231,158
Bombardier, Inc., 7.50%, 12/1/24(1)	575,000	384,534
Bombardier, Inc., 7.50%, 3/15/25(1)	427,000	298,900
Bombardier, Inc., 7.875%, 4/15/27(1)	1,025,000	715,014
F-Brasile SpA / F-Brasile US LLC, 7.375%, 8/15/26(1)	400,000	400,000
TransDigm UK Holdings plc, 6.875%, 5/15/26	400,000	375,417
TransDigm, Inc., 6.50%, 7/15/24	800,000	766,724
TransDigm, Inc., 6.50%, 5/15/25	1,150,000	1,099,693
TransDigm, Inc., 6.25%, 3/15/26(1)	1,375,000	1,375,855
TransDigm, Inc., 6.375%, 6/15/26	175,000	168,534
TransDigm, Inc., 7.50%, 3/15/27	375,000	363,469
TransDigm, Inc., 5.50%, 11/15/27(1)	2,775,000	2,505,964
Triumph Group, Inc., 5.25%, 6/1/22	125,000	104,179
Triumph Group, Inc., 6.25%, 9/15/24(1)	125,000	112,196
Triumph Group, Inc., 7.75%, 8/15/25	425,000	305,467
		12,769,964
Air Freight and Logistics — 0.5%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	325,000	303,875
XPO Logistics, Inc., 6.50%, 6/15/22(1)	763,000	768,982
XPO Logistics, Inc., 6.125%, 9/1/23(1)	625,000	615,628
XPO Logistics, Inc., 6.75%, 8/15/24(1)	775,000	762,643
		2,451,128
Airlines — 0.3%
Air Canada, 7.75%, 4/15/21(1)	725,000	711,370
American Airlines Group, Inc., 5.00%, 6/1/22(1)	350,000	283,062
United Airlines Holdings, Inc., 6.00%, 12/1/20	25,000	24,218
United Airlines Holdings, Inc., 4.25%, 10/1/22	325,000	297,716
Virgin Australia Holdings Ltd., 8.125%, 11/15/24(1)(5)	200,000	93,100
		1,409,466
Auto Components — 0.4%
Adient Global Holdings Ltd., 4.875%, 8/15/26(1)	250,000	173,106
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(1)	100,000	73,854
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	300,000	242,250
Exide Technologies, 11.00% Cash or 7.00% PIK, 4/30/20 (Acquired 4/30/15 - 12/1/19, Cost $241,100)(2)(3)	241,970	198,416
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 5/15/27(1)	1,050,000	921,848

10

	Principal Amount/Shares	Value
Tenneco, Inc., 5.375%, 12/15/24	$250,000	$142,186
Tenneco, Inc., 5.00%, 7/15/26	525,000	333,414
		2,085,074
Automobiles — 1.2%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,000,000	985,000
Ford Motor Credit Co. LLC, 4.06%, 11/1/24	200,000	182,500
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	400,000	358,000
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	400,000	356,800
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	200,000	176,000
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	200,000	150,333
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	2,200,000	1,886,500
Tesla, Inc., 5.30%, 8/15/25(1)	1,550,000	1,466,688
		5,561,821
Banks — 0.2%
CIT Group, Inc., 4.125%, 3/9/21	150,000	148,569
CIT Group, Inc., 5.00%, 8/15/22	200,000	196,504
CIT Group, Inc., 5.00%, 8/1/23	675,000	653,647
		998,720
Building Products — 1.0%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	175,000	157,245
BMC East LLC, 5.50%, 10/1/24(1)	725,000	705,965
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	472,000	466,592
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	275,000	249,047
CPG Merger Sub LLC, 8.00%, 10/1/21(1)	100,000	97,910
Griffon Corp., 5.75%, 3/1/28(1)	675,000	638,297
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	50,000	44,437
Masonite International Corp., 5.75%, 9/15/26(1)	75,000	74,141
Masonite International Corp., 5.375%, 2/1/28(1)	125,000	123,544
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)	50,000	18,000
NWH Escrow Corp., 7.50%, 8/1/21(1)	50,000	18,000
Patrick Industries, Inc., 7.50%, 10/15/27(1)	575,000	568,412
PGT Innovations, Inc., 6.75%, 8/1/26(1)	325,000	309,223
Standard Industries, Inc., 5.50%, 2/15/23(1)	223,000	216,861
Standard Industries, Inc., 5.375%, 11/15/24(1)	925,000	894,965
Standard Industries, Inc., 5.00%, 2/15/27(1)	300,000	275,090
Standard Industries, Inc., 4.75%, 1/15/28(1)	50,000	46,396
		4,904,125
Capital Markets — 1.6%
AG Issuer LLC, 6.25%, 3/1/28(1)	500,000	423,750
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	175,000	166,030
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	755,000	760,919
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/1/24	175,000	170,406
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,725,000	1,589,156
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	150,000	142,688

11

	Principal Amount/Shares	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	$1,225,000	$1,164,512
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,500,000	1,396,875
LPL Holdings, Inc., 4.625%, 11/15/27(1)	200,000	184,424
MSCI, Inc., 4.75%, 8/1/26(1)	100,000	99,197
MSCI, Inc., 4.00%, 11/15/29(1)	25,000	24,973
NFP Corp., 6.875%, 7/15/25(1)	625,000	620,294
NFP Corp., 8.00%, 7/15/25(1)	835,000	771,327
		7,514,551
Chemicals — 1.7%
Atotech Alpha 2 BV, 8.75% Cash or 9.50% PIK, 6/1/23(1)(4)	400,000	363,498
Atotech Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25(1)	200,000	185,250
Blue Cube Spinco LLC, 10.00%, 10/15/25	338,000	358,738
CF Industries, Inc., 5.375%, 3/15/44	200,000	192,066
Chemours Co. (The), 7.00%, 5/15/25	350,000	293,564
Chemours Co. (The), 5.375%, 5/15/27	75,000	57,932
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	250,000	212,136
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	175,000	146,343
Element Solutions, Inc., 5.875%, 12/1/25(1)	175,000	172,807
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp., 12.25%, 11/15/26(1)	1,025,000	805,263
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	575,000	562,062
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 4/15/25(1)	300,000	268,029
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	84,625
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	525,000	445,226
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	125,000	110,254
OCI NV, 6.625%, 4/15/23(1)	400,000	368,000
OCI NV, 5.25%, 11/1/24(1)	400,000	350,000
Olin Corp., 5.50%, 8/15/22	150,000	139,265
Olin Corp., 5.625%, 8/1/29	250,000	231,450
PQ Corp., 5.75%, 12/15/25(1)	25,000	22,719
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	575,000	551,162
SPCM SA, 4.875%, 9/15/25(1)	300,000	285,741
TPC Group, Inc., 10.50%, 8/1/24(1)	575,000	474,522
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	700,000	595,000
Tronox Finance plc, 5.75%, 10/1/25(1)	350,000	315,436
Tronox, Inc., 6.50%, 4/15/26(1)	450,000	408,409
Valvoline, Inc., 4.25%, 2/15/30(1)	225,000	210,516
		8,210,013
Commercial Services and Supplies — 1.4%
ADT Security Corp. (The), 6.25%, 10/15/21	125,000	122,870
Algeco Global Finance 2 plc, 10.00%, 8/15/23(1)	300,000	220,500
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,425,000	1,402,739
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	1,325,000	1,257,912
12

	Principal Amount/Shares	Value
Cimpress plc, 7.00%, 6/15/26(1)	$150,000	$133,281
Clean Harbors, Inc., 4.875%, 7/15/27(1)	125,000	123,056
Clean Harbors, Inc., 5.125%, 7/15/29(1)	50,000	46,927
Garda World Security Corp., 4.625%, 2/15/27(1)	325,000	293,312
GFL Environmental, Inc., 5.125%, 12/15/26(1)	100,000	98,250
IAA, Inc., 5.50%, 6/15/27(1)	300,000	291,915
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	300,000	288,377
Matthews International Corp., 5.25%, 12/1/25(1)	150,000	134,065
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	1,000,000	648,436
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/21(1)	400,000	394,700
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	25,000	24,344
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	625,000	579,475
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	75,000	74,553
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	225,000	195,750
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	175,000	177,845
TMS International Holding Corp., 7.25%, 8/15/25(1)	75,000	68,156
		6,576,463
Communications Equipment — 0.6%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	1,100,000	1,014,970
CommScope Technologies LLC, 5.00%, 3/15/27(1)	425,000	371,907
CommScope, Inc., 5.00%, 6/15/21(1)	10,000	9,987
CommScope, Inc., 5.50%, 3/1/24(1)	200,000	203,651
CommScope, Inc., 6.00%, 3/1/26(1)	650,000	652,679
CommScope, Inc., 8.25%, 3/1/27(1)	325,000	315,071
Nokia of America Corp., 6.45%, 3/15/29	150,000	161,250
Nokia Oyj, 3.375%, 6/12/22	25,000	25,079
ViaSat, Inc., 5.625%, 4/15/27(1)	150,000	148,958
		2,903,552
Construction and Engineering — 0.6%
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	875,000	693,586
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	300,000	296,155
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/1/22(1)	446,000	448,648
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	325,000	301,776
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	475,000	450,654
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25	525,000	477,091
		2,667,910
Construction Materials — 0.5%
Cemex SAB de CV, 7.75%, 4/16/26(1)	400,000	360,224
Cemex SAB de CV, 5.45%, 11/19/29(1)	800,000	652,200
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/23	125,000	124,219
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	225,000	211,218
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	425,000	405,255

13

	Principal Amount/Shares	Value
US Concrete, Inc., 6.375%, 6/1/24	$875,000	$795,537
		2,548,653
Consumer Finance — 2.5%
4finance SA, 10.75%, 5/1/22(1)	200,000	162,584
Ally Financial, Inc., 4.125%, 2/13/22	100,000	98,732
Ally Financial, Inc., 3.875%, 5/21/24	175,000	158,595
Ally Financial, Inc., 5.125%, 9/30/24	300,000	294,224
Ally Financial, Inc., 8.00%, 11/1/31	575,000	664,154
Avolon Holdings Funding Ltd., 3.625%, 5/1/22(1)	75,000	66,566
Credit Acceptance Corp., 5.125%, 12/31/24(1)	300,000	275,250
Credit Acceptance Corp., 6.625%, 3/15/26	150,000	142,500
FirstCash, Inc., 5.375%, 6/1/24(1)	50,000	48,312
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(4)	1,975,000	1,286,713
Navient Corp., 5.00%, 10/26/20	25,000	24,711
Navient Corp., 5.875%, 3/25/21	425,000	417,796
Navient Corp., 6.625%, 7/26/21	275,000	283,731
Navient Corp., 6.50%, 6/15/22	350,000	342,202
Navient Corp., 5.50%, 1/25/23	400,000	379,000
Navient Corp., 7.25%, 9/25/23	275,000	271,554
Navient Corp., 5.875%, 10/25/24	450,000	416,412
Navient Corp., 6.75%, 6/25/25	1,425,000	1,321,687
Navient Corp., 6.75%, 6/15/26	675,000	624,746
Navient Corp., 5.00%, 3/15/27	100,000	86,720
Navient Corp., MTN, 6.125%, 3/25/24	625,000	589,081
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	100,000	94,828
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	550,000	497,664
Springleaf Finance Corp., 8.25%, 12/15/20	25,000	25,169
Springleaf Finance Corp., 7.75%, 10/1/21	150,000	150,819
Springleaf Finance Corp., 6.125%, 5/15/22	225,000	229,995
Springleaf Finance Corp., 8.25%, 10/1/23	175,000	176,075
Springleaf Finance Corp., 6.875%, 3/15/25	873,000	885,737
Springleaf Finance Corp., 7.125%, 3/15/26	1,300,000	1,279,688
Springleaf Finance Corp., 6.625%, 1/15/28	525,000	494,524
Springleaf Finance Corp., 5.375%, 11/15/29	200,000	184,214
		11,973,983
Containers and Packaging — 1.9%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(4)	1,600,000	1,383,120
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)	200,000	201,246
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	400,000	404,120
Berry Global, Inc., 6.00%, 10/15/22	250,000	249,141
Berry Global, Inc., 4.875%, 7/15/26(1)	400,000	406,249
Cascades, Inc. / Cascades USA, Inc., 5.125%, 1/15/26(1)	100,000	97,500
Cascades, Inc. / Cascades USA, Inc., 5.375%, 1/15/28(1)	150,000	144,375
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	650,000	612,605
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	150,000	139,205

14

	Principal Amount/Shares	Value
Graphic Packaging International LLC, 4.75%, 7/15/27(1)	$125,000	$123,318
Greif, Inc., 6.50%, 3/1/27(1)	475,000	458,209
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	75,000	69,560
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	1,550,000	1,185,796
OI European Group BV, 4.00%, 3/15/23(1)	200,000	191,749
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	50,000	50,775
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	350,000	335,125
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	75,000	67,688
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	450,000	449,435
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	425,000	434,297
Sealed Air Corp., 5.125%, 12/1/24(1)	250,000	253,125
Sealed Air Corp., 4.00%, 12/1/27(1)	575,000	539,120
Silgan Holdings, Inc., 4.125%, 2/1/28(1)	225,000	209,250
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	300,000	251,623
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	50,000	40,563
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	400,000	400,249
Trivium Packaging Finance BV, 8.50%, 8/15/27(1)	200,000	202,110
		8,899,553
Distributors — 0.7%
Anixter, Inc., 6.00%, 12/1/25	400,000	394,998
Performance Food Group, Inc., 5.50%, 6/1/24(1)	2,000,000	1,877,490
Performance Food Group, Inc., 5.50%, 10/15/27(1)	225,000	210,392
Resideo Funding, Inc., 6.125%, 11/1/26(1)	100,000	88,007
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	700,000	640,885
		3,211,772
Diversified Consumer Services — 0.4%
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	200,000	167,601
Graham Holdings Co., 5.75%, 6/1/26(1)	600,000	593,126
Service Corp. International/US, 5.375%, 5/15/24	150,000	153,000
Service Corp. International/US, 5.125%, 6/1/29	375,000	384,581
Sotheby's, 7.375%, 10/15/27(1)	400,000	321,220
WW International, Inc., 8.625%, 12/1/25(1)	200,000	173,249
		1,792,777
Diversified Financial Services — 0.8%
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	125,000	119,843
Fairstone Financial, Inc., 7.875%, 7/15/24(1)	350,000	332,061
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)	200,000	173,749
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.25%, 6/3/26(1)	400,000	372,847
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	800,000	702,024
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	175,000	170,351
Refinitiv US Holdings, Inc., 6.25%, 5/15/26(1)	675,000	700,683
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(1)	300,000	317,250
Verscend Escrow Corp., 9.75%, 8/15/26(1)	650,000	653,702

15

	Principal Amount/Shares	Value
VistaJet Malta Finance plc / XO Management Holding, Inc., 10.50%, 6/1/24(1)	$350,000	$285,252
		3,827,762
Diversified Telecommunication Services — 6.5%
Altice France Holding SA, 10.50%, 5/15/27(1)	1,600,000	1,696,000
Altice France Holding SA, 6.00%, 2/15/28(1)	1,200,000	1,064,616
Altice France SA, 7.375%, 5/1/26(1)	1,000,000	1,015,550
Altice France SA, 8.125%, 2/1/27(1)	2,050,000	2,148,502
Altice France SA, 5.50%, 1/15/28(1)	1,700,000	1,601,145
CenturyLink, Inc., 5.625%, 4/1/20	1,175,000	1,175,000
CenturyLink, Inc., 6.45%, 6/15/21	300,000	306,150
CenturyLink, Inc., 5.80%, 3/15/22	325,000	329,765
CenturyLink, Inc., 6.75%, 12/1/23	1,225,000	1,309,592
CenturyLink, Inc., 7.50%, 4/1/24	175,000	192,720
CenturyLink, Inc., 5.125%, 12/15/26(1)	775,000	776,937
Cogent Communications Group, Inc., 5.625%, 4/15/21(1)	75,000	74,438
Cogent Communications Group, Inc., 5.375%, 3/1/22(1)	550,000	557,390
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	1,400,000	1,162,000
Digicel Group Two Ltd., 8.25%, 9/30/22(1)	486,000	85,050
Digicel Group Two Ltd., 7.125% Cash plus 2.00% PIK, 4/1/24(1)	202,863	30,429
Embarq Corp., 8.00%, 6/1/36	1,475,000	1,468,104
Front Range BidCo, Inc., 6.125%, 3/1/28(1)	550,000	525,594
Frontier Communications Corp., 10.50%, 9/15/22(5)(6)	3,550,000	957,385
Frontier Communications Corp., 8.50%, 4/1/26(1)(5)	300,000	275,835
Frontier Communications Corp., 8.00%, 4/1/27(1)(5)	525,000	520,711
Hughes Satellite Systems Corp., 6.625%, 8/1/26	650,000	663,947
Intelsat Connect Finance SA, 9.50%, 2/15/23(1)(5)	1,600,000	600,000
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)(5)	75,000	72,937
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(5)	1,200,000	763,146
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(5)	1,950,000	1,230,947
Intelsat Luxembourg SA, 7.75%, 6/1/21(5)	75,000	38,063
Intelsat Luxembourg SA, 8.125%, 6/1/23(5)	550,000	116,875
Level 3 Financing, Inc., 5.375%, 8/15/22	289,000	290,662
Level 3 Financing, Inc., 5.625%, 2/1/23	1,050,000	1,043,469
Level 3 Financing, Inc., 5.125%, 5/1/23	250,000	247,186
Level 3 Financing, Inc., 5.375%, 1/15/24	525,000	529,591
Level 3 Financing, Inc., 5.375%, 5/1/25	200,000	200,251
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	125,000	121,718
Qwest Corp., 6.75%, 12/1/21	75,000	76,566
Sprint Capital Corp., 6.875%, 11/15/28	650,000	746,038
Sprint Capital Corp., 8.75%, 3/15/32	3,350,000	4,448,967
Telecom Italia Capital SA, 6.00%, 9/30/34	1,025,000	1,021,892
Telecom Italia Capital SA, 7.20%, 7/18/36	100,000	104,280
Telecom Italia SpA, 5.30%, 5/30/24(1)	200,000	202,506
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	500,000	481,150
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	450,000	434,498
Windstream Holding of the Midwest, Inc., 6.75%, 4/1/28(5)	50,000	40,483

16

	Principal Amount/Shares	Value
Windstream Services LLC / Windstream Finance Corp., 10.50%, 6/30/24(1)(5)(6)	$325,000	$16,250
		30,764,335
Electric Utilities — 2.0%
Drax Finco plc, 6.625%, 11/1/25(1)	600,000	605,253
NextEra Energy Operating Partners LP, 4.25%, 7/15/24(1)	350,000	343,439
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	75,000	73,594
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,050,000	1,003,403
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	150,000	147,295
NRG Energy, Inc., 7.25%, 5/15/26	1,350,000	1,421,617
NRG Energy, Inc., 6.625%, 1/15/27	700,000	731,885
Pacific Gas & Electric Co., 3.25%, 6/15/23(5)(6)	75,000	72,656
Pacific Gas & Electric Co., 6.05%, 3/1/34(5)(6)	1,050,000	1,066,327
Pacific Gas & Electric Co., 5.80%, 3/1/37(5)(6)	300,000	306,840
Pacific Gas & Electric Co., 5.40%, 1/15/40(5)(6)	375,000	383,550
Pacific Gas & Electric Co., 5.125%, 11/15/43(5)(6)	700,000	707,214
Pacific Gas & Electric Co., 4.00%, 12/1/46(5)(6)	100,000	91,780
Talen Energy Supply LLC, 6.50%, 6/1/25	100,000	65,605
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	675,000	490,703
Talen Energy Supply LLC, 7.25%, 5/15/27(1)	75,000	68,194
Talen Energy Supply LLC, 6.625%, 1/15/28(1)	175,000	148,130
Vistra Operations Co. LLC, 3.55%, 7/15/24(1)	325,000	306,491
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	350,000	362,880
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	850,000	867,468
		9,264,324
Electronic Equipment, Instruments and Components — 0.1%
MTS Systems Corp., 5.75%, 8/15/27(1)	250,000	234,011
TTM Technologies, Inc., 5.625%, 10/1/25(1)	75,000	63,656
		297,667
Energy Equipment and Services — 1.4%
Apergy Corp., 6.375%, 5/1/26	50,000	38,927
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	425,000	304,754
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	525,000	366,187
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	75,000	37,500
Calfrac Holdings LP, 8.50%, 6/15/26(1)	175,000	14,875
Diamond Offshore Drilling, Inc., 3.45%, 11/1/23(5)	175,000	53,155
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25(5)	750,000	198,281
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39(5)	200,000	33,061
Diamond Offshore Drilling, Inc., 4.875%, 11/1/43(5)	125,000	18,163
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	825,000	309,350
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	650,000	432,250
FTS International, Inc., 6.25%, 5/1/22	800,000	284,749
Global Marine, Inc., 7.00%, 6/1/28	25,000	8,437
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)	300,000	109,031
Nabors Industries Ltd., 7.25%, 1/15/26(1)	450,000	156,375
Nabors Industries Ltd., 7.50%, 1/15/28(1)	250,000	81,875

17

	Principal Amount/Shares	Value
Nabors Industries, Inc., 5.75%, 2/1/25	$1,000,000	$228,745
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	125,000	32,481
Noble Holding International Ltd., 7.75%, 1/15/24	113,000	11,158
Noble Holding International Ltd., 7.875%, 2/1/26(1)	800,000	198,834
Noble Holding International Ltd., 6.20%, 8/1/40	25,000	1,633
Noble Holding International Ltd., 8.95%, 4/1/45	100,000	6,031
Precision Drilling Corp., 5.25%, 11/15/24	25,000	8,969
Precision Drilling Corp., 7.125%, 1/15/26(1)	525,000	177,735
SESI LLC, 7.125%, 12/15/21(1)	400,000	173,000
SESI LLC, 7.75%, 9/15/24	150,000	40,312
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	800,000	402,400
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	709,750	573,102
Transocean Pontus Ltd., 6.125%, 8/1/25(1)	125,250	102,388
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	225,000	183,818
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	275,000	233,054
Transocean, Inc., 5.80%, 10/15/22	225,000	140,836
Transocean, Inc., 7.25%, 11/1/25(1)	200,000	102,054
Transocean, Inc., 8.00%, 2/1/27(1)	875,000	418,906
Transocean, Inc., 7.50%, 4/15/31	800,000	209,940
Transocean, Inc., 6.80%, 3/15/38	200,000	47,560
Transocean, Inc., 9.35%, 12/15/41	150,000	37,501
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	700,000	441,435
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	275,000	172,026
		6,390,888
Entertainment — 1.2%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	600,000	494,565
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	925,000	390,320
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	475,000	200,723
Banijay Entertainment SASU, 5.375%, 3/1/25(1)	200,000	184,500
Cinemark USA, Inc., 5.125%, 12/15/22	225,000	179,648
Cinemark USA, Inc., 4.875%, 6/1/23	150,000	113,246
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	650,000	576,855
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	500,000	430,278
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	500,000	449,271
Netflix, Inc., 5.375%, 2/1/21	583,000	591,308
Netflix, Inc., 5.875%, 11/15/28	425,000	457,109
Netflix, Inc., 6.375%, 5/15/29	1,050,000	1,150,327
Netflix, Inc., 5.375%, 11/15/29(1)	100,000	105,055
WMG Acquisition Corp., 5.00%, 8/1/23(1)	50,000	50,062
WMG Acquisition Corp., 5.50%, 4/15/26(1)	300,000	295,813
		5,669,080
Equity Real Estate Investment Trusts (REITs) — 1.4%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	350,000	296,189
ESH Hospitality, Inc., 4.625%, 10/1/27(1)	925,000	726,634
FelCor Lodging LP, 6.00%, 6/1/25	1,150,000	1,108,307

18

	Principal Amount/Shares	Value
GEO Group, Inc. (The), 5.875%, 10/15/24	$25,000	$17,719
GEO Group, Inc. (The), 6.00%, 4/15/26	50,000	32,848
GLP Capital LP / GLP Financing II, Inc., 5.25%, 6/1/25	75,000	69,935
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24(1)	375,000	362,346
Iron Mountain, Inc., 5.75%, 8/15/24	125,000	125,309
Iron Mountain, Inc., 4.875%, 9/15/29(1)	850,000	804,395
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27	75,000	65,531
MPT Operating Partnership LP / MPT Finance Corp., 5.50%, 5/1/24	150,000	146,437
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/23	25,000	19,719
SBA Communications Corp., 4.00%, 10/1/22	200,000	201,436
SBA Communications Corp., 3.875%, 2/15/27(1)	800,000	808,000
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	50,000	37,517
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	925,000	867,187
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	75,000	68,812
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	175,000	161,526
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	225,000	213,328
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	225,000	214,453
		6,347,628
Food and Staples Retailing — 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	425,000	421,600
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24	1,550,000	1,584,828
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.75%, 3/15/25	425,000	428,190
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	650,000	650,357
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	125,000	127,919
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	275,000	274,313
Ingles Markets, Inc., 5.75%, 6/15/23	97,000	97,240
Rite Aid Corp., 6.125%, 4/1/23(1)	534,000	463,245
Rite Aid Corp., 7.50%, 7/1/25(1)	91,000	87,133
Sysco Corp., 5.65%, 4/1/25(7)	75,000	78,176
Sysco Corp., 6.60%, 4/1/40(7)	50,000	53,791
Sysco Corp., 6.60%, 4/1/50(7)	250,000	272,572
		4,539,364
Food Products — 3.2%
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	450,000	412,861
Clearwater Seafoods, Inc., 6.875%, 5/1/25(1)	75,000	64,594
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	650,000	645,733
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	125,000	122,083
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	150,000	128,063

19

	Principal Amount/Shares	Value
JBS Investments II GmbH, 7.00%, 1/15/26(1)	$200,000	$200,408
JBS Investments II GmbH, 5.75%, 1/15/28(1)	200,000	195,210
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	75,000	76,219
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	300,000	305,624
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29(1)	800,000	862,600
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	375,000	389,269
KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/26(1)	125,000	126,328
Kraft Heinz Foods Co., 4.625%, 1/30/29	100,000	101,019
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)	175,000	167,318
Kraft Heinz Foods Co., 5.00%, 7/15/35	875,000	875,789
Kraft Heinz Foods Co., 6.875%, 1/26/39	300,000	345,260
Kraft Heinz Foods Co., 6.50%, 2/9/40	1,050,000	1,152,985
Kraft Heinz Foods Co., 5.00%, 6/4/42	450,000	428,494
Kraft Heinz Foods Co., 5.20%, 7/15/45	1,025,000	991,299
Kraft Heinz Foods Co., 4.375%, 6/1/46	2,675,000	2,425,219
Kraft Heinz Foods Co., 4.875%, 10/1/49(1)	1,400,000	1,280,224
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	525,000	530,909
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	477,000	477,930
Post Holdings, Inc., 5.00%, 8/15/26(1)	241,000	249,363
Post Holdings, Inc., 5.75%, 3/1/27(1)	1,000,000	1,031,677
Post Holdings, Inc., 5.625%, 1/15/28(1)	650,000	664,982
Post Holdings, Inc., 4.625%, 4/15/30(1)	425,000	410,125
US Foods, Inc., 5.875%, 6/15/24(1)	300,000	272,624
		14,934,209
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	625,000	579,669
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	100,000	93,709
		673,378
Health Care Equipment and Supplies — 0.2%
Hill-Rom Holdings, Inc., 4.375%, 9/15/27(1)	175,000	173,870
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	317,000	301,936
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28(1)	275,000	238,535
		714,341
Health Care Providers and Services — 4.4%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	550,000	321,060
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	100,000	97,555
Centene Corp., 4.75%, 5/15/22	1,375,000	1,389,217
Centene Corp., 4.75%, 1/15/25(1)	850,000	865,942
Centene Corp., 5.375%, 6/1/26(1)	700,000	724,962
Centene Corp., 5.375%, 8/15/26(1)	25,000	25,781
Centene Corp., 4.25%, 12/15/27(1)	1,500,000	1,511,175
Centene Corp., 4.625%, 12/15/29(1)	850,000	858,967
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	391,000	296,183
CHS / Community Health Systems, Inc., 8.625%, 1/15/24(1)	550,000	547,063

20

	Principal Amount/Shares	Value
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	$71,000	$49,725
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	1,525,000	1,457,324
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	125,000	115,938
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	479,000	193,995
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(1)	125,000	98,593
CHS/Community Health Systems, Inc., 6.625%, 2/15/25(1)	875,000	815,937
DaVita, Inc., 5.125%, 7/15/24	1,225,000	1,228,987
Encompass Health Corp., 5.75%, 11/1/24	248,000	250,717
Encompass Health Corp., 4.75%, 2/1/30	300,000	297,165
Envision Healthcare Corp., 8.75%, 10/15/26(1)	850,000	213,386
HCA, Inc., 5.875%, 5/1/23	450,000	472,556
HCA, Inc., 5.375%, 2/1/25	550,000	563,060
HCA, Inc., 7.69%, 6/15/25	250,000	264,686
HCA, Inc., 5.875%, 2/15/26	450,000	471,128
HCA, Inc., 5.375%, 9/1/26	400,000	415,030
HCA, Inc., 5.625%, 9/1/28	650,000	683,963
HCA, Inc., 3.50%, 9/1/30	350,000	318,980
HCA, Inc., MTN, 7.58%, 9/15/25	1,250,000	1,293,750
IQVIA, Inc., 5.00%, 5/15/27(1)	475,000	488,997
LifePoint Health, Inc., 4.375%, 2/15/27(1)	200,000	189,900
MEDNAX, Inc., 6.25%, 1/15/27(1)	125,000	101,259
Polaris Intermediate Corp., 8.50% Cash or 9.25% PIK, 12/1/22(1)(4)	575,000	449,926
Radiology Partners, Inc., 9.25%, 2/1/28(1)	125,000	109,156
Select Medical Corp., 6.25%, 8/15/26(1)	575,000	578,165
Tenet Healthcare Corp., 8.125%, 4/1/22	275,000	261,344
Tenet Healthcare Corp., 6.75%, 6/15/23	350,000	325,064
Tenet Healthcare Corp., 4.625%, 7/15/24	425,000	406,938
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	400,000	385,120
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	750,000	717,187
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	225,000	220,219
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	225,000	215,719
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	500,000	439,585
		20,731,404
Hotels, Restaurants and Leisure — 7.1%
1011778 BC ULC / New Red Finance, Inc., 4.25%, 5/15/24(1)	125,000	125,468
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	2,450,000	2,355,050
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	300,000	278,835
Aramark Services, Inc., 5.00%, 4/1/25(1)	100,000	95,407
Aramark Services, Inc., 5.00%, 2/1/28(1)	465,000	435,319
Arrow Bidco LLC, 9.50%, 3/15/24(1)	75,000	34,406
Boyd Gaming Corp., 6.375%, 4/1/26	1,725,000	1,501,699
Boyd Gaming Corp., 6.00%, 8/15/26	850,000	738,261
Boyne USA, Inc., 7.25%, 5/1/25(1)	675,000	650,528
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	1,010,000	736,997
Carlson Travel, Inc., 9.50%, 12/15/24(1)	502,000	335,710
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	400,000	363,498

21

	Principal Amount/Shares	Value
Churchill Downs, Inc., 5.50%, 4/1/27(1)	$500,000	$474,025
Churchill Downs, Inc., 4.75%, 1/15/28(1)	100,000	87,555
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	300,000	242,624
Eldorado Resorts, Inc., 7.00%, 8/1/23	1,075,000	974,224
Eldorado Resorts, Inc., 6.00%, 4/1/25	1,250,000	1,132,819
Enterprise Development Authority (The), 12.00%, 7/15/24(1)	900,000	790,871
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	830,000	729,358
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	700,000	466,982
Golden Nugget, Inc., 6.75%, 10/15/24(1)	1,675,000	1,067,578
Golden Nugget, Inc., 8.75%, 10/1/25(1)	1,550,000	811,766
Hilton Domestic Operating Co., Inc., 5.125%, 5/1/26	1,125,000	1,086,798
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	200,000	187,749
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/20(4)	147,722	146,983
IRB Holding Corp., 6.75%, 2/15/26(1)	275,000	219,026
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	780,000	663,971
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)	1,275,000	1,257,475
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	105,000	105,648
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	725,000	686,551
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	3,661,000	3,034,035
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28(1)	125,000	94,818
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 9/15/26	475,000	415,920
Melco Resorts Finance Ltd., 5.25%, 4/26/26(1)	525,000	476,478
Melco Resorts Finance Ltd., 5.625%, 7/17/27(1)	200,000	175,840
Melco Resorts Finance Ltd., 5.375%, 12/4/29(1)	400,000	348,011
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	800,000	682,834
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	600,000	569,433
MGM Resorts International, 7.75%, 3/15/22	750,000	746,895
MGM Resorts International, 6.00%, 3/15/23	1,800,000	1,748,259
MGM Resorts International, 5.50%, 4/15/27	131,000	119,937
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	1,650,000	1,235,429
Motion Bondco DAC, 6.625%, 11/15/27(1)	200,000	145,000
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	200,000	187,000
NCL Corp. Ltd., 3.625%, 12/15/24(1)	75,000	48,398
Scientific Games International, Inc., 8.25%, 3/15/26(1)	250,000	161,433
Scientific Games International, Inc., 7.00%, 5/15/28(1)	975,000	605,036
Scientific Games International, Inc., 7.25%, 11/15/29(1)	925,000	577,616
Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/1/27(1)	175,000	158,813
Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27(1)	100,000	75,854
Viking Cruises Ltd., 6.25%, 5/15/25(1)	25,000	16,219
Viking Cruises Ltd., 5.875%, 9/15/27(1)	650,000	383,929
Wyndham Destinations, Inc., 4.625%, 3/1/30(1)	225,000	174,516
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	300,000	281,241

22

	Principal Amount/Shares	Value
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	$725,000	$658,844
Wynn Macau Ltd., 4.875%, 10/1/24(1)	200,000	188,749
Wynn Macau Ltd., 5.50%, 10/1/27(1)	425,000	379,943
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	125,000	114,453
Yum! Brands, Inc., 3.875%, 11/1/23	525,000	492,841
Yum! Brands, Inc., 7.75%, 4/1/25(1)(7)	125,000	131,563
		33,212,518
Household Durables — 2.6%
Adams Homes, Inc., 7.50%, 2/15/25(1)	450,000	433,125
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	325,000	262,842
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	300,000	239,250
Beazer Homes USA, Inc., 6.75%, 3/15/25	477,000	388,156
Beazer Homes USA, Inc., 7.25%, 10/15/29	350,000	268,651
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.375%, 5/15/25(1)	100,000	90,875
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.875%, 2/15/30(1)	450,000	343,552
Century Communities, Inc., 5.875%, 7/15/25	325,000	281,292
Century Communities, Inc., 6.75%, 6/1/27	750,000	612,253
Installed Building Products, Inc., 5.75%, 2/1/28(1)	300,000	288,313
K Hovnanian Enterprises, Inc., 13.50%, 2/1/26(1)	26,000	20,280
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	10,465
KB Home, 7.00%, 12/15/21	125,000	124,838
KB Home, 7.625%, 5/15/23	50,000	50,687
KB Home, 6.875%, 6/15/27	650,000	655,553
Lennar Corp., 4.75%, 4/1/21	525,000	522,616
Lennar Corp., 6.25%, 12/15/21	50,000	50,310
Lennar Corp., 5.00%, 6/15/27	200,000	184,708
Mattamy Group Corp., 4.625%, 3/1/30(1)	525,000	454,453
Meritage Homes Corp., 7.00%, 4/1/22	275,000	277,320
Meritage Homes Corp., 6.00%, 6/1/25	925,000	861,402
Newell Brands, Inc., 4.20%, 4/1/26	1,400,000	1,372,489
Newell Brands, Inc., 5.625%, 4/1/36	1,100,000	1,095,488
Newell Brands, Inc., 5.75%, 4/1/46	225,000	229,083
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	325,000	279,297
Taylor Morrison Communities, Inc., 6.00%, 9/1/23(1)	150,000	145,688
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(1)	125,000	117,656
Taylor Morrison Communities, Inc., 6.625%, 7/15/27(1)	150,000	136,688
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	225,000	202,828
Toll Brothers Finance Corp., 5.875%, 2/15/22	525,000	527,625
TopBuild Corp., 5.625%, 5/1/26(1)	350,000	324,990
TRI Pointe Group, Inc., 5.25%, 6/1/27	175,000	157,192
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	390,000	365,713
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	158,000	155,462

23

	Principal Amount/Shares	Value
Williams Scotsman International, Inc., 6.875%, 8/15/23(1)	$1,000,000	$918,745
		12,449,885
Household Products — 0.6%
Central Garden & Pet Co., 6.125%, 11/15/23	75,000	72,086
Central Garden & Pet Co., 5.125%, 2/1/28	75,000	70,016
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	900,000	878,629
Energizer Holdings, Inc., 6.375%, 7/15/26(1)	325,000	330,054
Energizer Holdings, Inc., 7.75%, 1/15/27(1)	175,000	181,869
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(1)	350,000	290,061
Prestige Brands, Inc., 6.375%, 3/1/24(1)	100,000	103,125
Prestige Brands, Inc., 5.125%, 1/15/28(1)	275,000	274,395
Spectrum Brands, Inc., 6.125%, 12/15/24	225,000	216,843
Spectrum Brands, Inc., 5.75%, 7/15/25	275,000	259,179
		2,676,257
Independent Power and Renewable Electricity Producers — 2.2%
Calpine Corp., 5.50%, 2/1/24	575,000	550,545
Calpine Corp., 5.75%, 1/15/25	325,000	303,063
Calpine Corp., 5.25%, 6/1/26(1)	150,000	143,545
Calpine Corp., 4.50%, 2/15/28(1)	625,000	608,125
Calpine Corp., 5.125%, 3/15/28(1)	1,600,000	1,484,000
Clearway Energy Operating LLC, 5.75%, 10/15/25	1,300,000	1,295,131
Clearway Energy Operating LLC, 5.00%, 9/15/26	1,350,000	1,317,657
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	575,000	535,469
Pattern Energy Group, Inc., 5.875%, 2/1/24(1)	100,000	100,143
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	350,000	349,990
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	175,000	184,336
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	650,000	634,107
Vistra Energy Corp., 5.875%, 6/1/23	2,800,000	2,813,916
		10,320,027
Industrial Conglomerates — 0.1%
Amsted Industries, Inc., 5.625%, 7/1/27(1)	125,000	122,682
Stena International SA, 6.125%, 2/1/25(1)	200,000	169,500
		292,182
Insurance — 1.4%
Acrisure LLC / Acrisure Finance, Inc., 8.125%, 2/15/24(1)	575,000	563,313
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,050,000	910,843
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	175,000	163,996
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	450,000	403,315
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	200,000	179,749
AssuredPartners, Inc., 7.00%, 8/15/25(1)	475,000	431,048
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(1)	700,000	696,689
Genworth Holdings, Inc., 7.625%, 9/24/21	350,000	334,936
Genworth Holdings, Inc., 4.90%, 8/15/23	625,000	542,187
Genworth Holdings, Inc., 4.80%, 2/15/24	250,000	218,125
GTCR AP Finance, Inc., 8.00%, 5/15/27(1)	75,000	69,641
HUB International Ltd., 7.00%, 5/1/26(1)	1,225,000	1,222,029

24

	Principal Amount/Shares	Value
MBIA Insurance Corp., VRN, 13.09%, (3-month LIBOR plus 11.26%), 1/15/33(1)(5)(6)	$125,000	$67,318
MBIA, Inc., 7.15%, 7/15/27	25,000	20,319
USI, Inc., 6.875%, 5/1/25(1)	575,000	539,045
		6,362,553
Interactive Media and Services — 0.3%
Match Group, Inc., 6.375%, 6/1/24	1,185,000	1,204,262
Match Group, Inc., 5.00%, 12/15/27(1)	75,000	72,266
Match Group, Inc., 5.625%, 2/15/29(1)	100,000	96,354
Twitter, Inc., 3.875%, 12/15/27(1)	150,000	145,406
		1,518,288
Internet and Direct Marketing Retail — 0.2%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	625,000	634,219
QVC, Inc., 4.75%, 2/15/27	400,000	355,597
		989,816
IT Services — 0.9%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	375,000	332,841
CDW LLC / CDW Finance Corp., 5.00%, 9/1/25	275,000	285,053
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,000,000	270,000
Gartner, Inc., 5.125%, 4/1/25(1)	225,000	221,345
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	325,000	294,328
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	775,000	688,781
Science Applications International Corp., 4.875%, 4/1/28(1)	725,000	700,078
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	725,000	668,834
Vericast Corp., 8.375%, 8/15/22(1)	1,025,000	799,178
		4,260,438
Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(1)	450,000	461,815
Mattel, Inc., 5.875%, 12/15/27(1)	200,000	205,110
Mattel, Inc., 5.45%, 11/1/41	75,000	60,023
		726,948
Life Sciences Tools and Services — 0.3%
Avantor, Inc., 6.00%, 10/1/24(1)	100,000	105,396
Avantor, Inc., 9.00%, 10/1/25(1)	1,000,000	1,058,955
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	450,000	462,135
		1,626,486
Machinery — 1.0%
BCD Acquisition, Inc., 9.625%, 9/15/23(1)	50,000	41,749
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	50,000	41,937
Cloud Crane LLC, 10.125%, 8/1/24(1)	550,000	436,565
Colfax Corp., 6.00%, 2/15/24(1)	225,000	225,282
Colfax Corp., 6.375%, 2/15/26(1)	75,000	74,156
EnPro Industries, Inc., 5.75%, 10/15/26	425,000	417,247
Granite US Holdings Corp., 11.00%, 10/1/27(1)	150,000	129,969
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(4)	400,000	296,792
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	75,000	59,062

25

	Principal Amount/Shares	Value
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	$100,000	$89,212
Navistar International Corp., 6.625%, 11/1/25(1)	500,000	419,377
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	125,000	117,809
SPX FLOW, Inc., 5.625%, 8/15/24(1)	50,000	48,937
SPX FLOW, Inc., 5.875%, 8/15/26(1)	375,000	363,203
Stevens Holding Co., Inc., 6.125%, 10/1/26(1)	150,000	149,469
Tennant Co., 5.625%, 5/1/25	150,000	145,687
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	500,000	420,984
Titan International, Inc., 6.50%, 11/30/23	425,000	194,967
Wabash National Corp., 5.50%, 10/1/25(1)	200,000	160,749
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	700,000	622,121
		4,455,274
Media — 10.7%
Altice Financing SA, 7.50%, 5/15/26(1)	1,100,000	1,075,855
Altice Financing SA, 5.00%, 1/15/28(1)	1,000,000	892,500
AMC Networks, Inc., 4.75%, 12/15/22	350,000	341,264
AMC Networks, Inc., 5.00%, 4/1/24	300,000	289,500
Block Communications, Inc., 4.875%, 3/1/28(1)	225,000	210,516
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	225,000	222,264
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	600,000	602,232
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	1,100,000	1,117,880
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	550,000	565,815
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	425,000	438,368
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	3,075,000	3,124,046
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	675,000	688,208
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27(1)	350,000	362,897
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	375,000	378,585
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	225,000	225,686
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	2,875,000	2,833,672
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	1,825,000	1,790,006
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(1)	638,000	552,671
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	1,525,000	1,436,474
CSC Holdings LLC, 6.75%, 11/15/21	50,000	51,838
CSC Holdings LLC, 5.375%, 7/15/23(1)	200,000	203,251
CSC Holdings LLC, 10.875%, 10/15/25(1)	3,700,000	4,007,562
CSC Holdings LLC, 5.50%, 5/15/26(1)	400,000	416,527
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,600,000	1,734,584
CSC Holdings LLC, 5.75%, 1/15/30(1)	2,850,000	2,884,798
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	1,075,000	879,503
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	675,000	455,152
DISH DBS Corp., 5.125%, 5/1/20	225,000	224,056
DISH DBS Corp., 6.75%, 6/1/21	75,000	76,460

26

	Principal Amount/Shares	Value
DISH DBS Corp., 5.875%, 7/15/22	$50,000	$48,958
DISH DBS Corp., 5.00%, 3/15/23	75,000	72,564
DISH DBS Corp., 5.875%, 11/15/24	900,000	882,076
EW Scripps Co. (The), 5.125%, 5/15/25(1)	275,000	244,405
GCI LLC, 6.625%, 6/15/24(1)	350,000	349,561
Gray Television, Inc., 5.125%, 10/15/24(1)	830,000	807,179
Gray Television, Inc., 5.875%, 7/15/26(1)	775,000	750,471
Gray Television, Inc., 7.00%, 5/15/27(1)	825,000	825,454
iHeartCommunications, Inc., 6.375%, 5/1/26	601,300	572,364
iHeartCommunications, Inc., 8.375%, 5/1/27	152,438	130,632
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	825,000	723,484
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	525,000	475,414
Lamar Media Corp., 5.00%, 5/1/23	250,000	249,368
Lamar Media Corp., 5.75%, 2/1/26	50,000	51,438
Lamar Media Corp., 3.75%, 2/15/28(1)	275,000	259,842
Lamar Media Corp., 4.00%, 2/15/30(1)	325,000	304,687
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	400,000	396,220
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	350,000	341,865
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	550,000	521,122
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	1,425,000	1,400,846
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	950,000	879,272
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	50,000	44,778
Quebecor Media, Inc., 5.75%, 1/15/23	425,000	433,987
Salem Media Group, Inc., 6.75%, 6/1/24(1)	175,000	146,125
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	225,000	199,249
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	225,000	201,047
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	75,000	64,016
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	675,000	562,309
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	439,000	440,637
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	250,000	249,061
Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	725,000	740,359
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	200,000	204,090
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	750,000	769,162
TEGNA, Inc., 4.875%, 9/15/21(1)	25,000	24,594
TEGNA, Inc., 4.625%, 3/15/28(1)	1,550,000	1,370,781
TEGNA, Inc., 5.00%, 9/15/29(1)	425,000	384,094
Townsquare Media, Inc., 6.50%, 4/1/23(1)	775,000	750,777
Univision Communications, Inc., 6.75%, 9/15/22(1)	436,000	422,238
Univision Communications, Inc., 5.125%, 2/15/25(1)	350,000	301,000
UPC Holding BV, 5.50%, 1/15/28(1)	200,000	189,110
Videotron Ltd., 5.00%, 7/15/22	1,500,000	1,500,031
Videotron Ltd., 5.375%, 6/15/24(1)	500,000	506,085
Virgin Media Finance plc, 6.00%, 10/15/24(1)	400,000	397,498
Virgin Media Finance plc, 5.75%, 1/15/25(1)	400,000	391,498
Virgin Media Secured Finance plc, 5.50%, 5/15/29(1)	600,000	603,330

27

	Principal Amount/Shares	Value
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	$500,000	$488,484
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	200,000	197,125
Ziggo BV, 5.50%, 1/15/27(1)	270,000	271,498
Ziggo BV, 4.875%, 1/15/30(1)	200,000	196,181
		50,418,536
Metals and Mining — 4.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	400,000	390,868
Alcoa Nederland Holding BV, 7.00%, 9/30/26(1)	200,000	187,110
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	600,000	549,330
Aleris International, Inc., 10.75%, 7/15/23(1)	250,000	245,000
Allegheny Technologies, Inc., 5.875%, 12/1/27	375,000	312,750
Anglo American Capital plc, 4.125%, 9/27/22(1)	250,000	246,752
Arconic Corp., 6.125%, 2/15/28(1)	200,000	206,000
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	150,000	134,168
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	425,000	389,925
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	163,000	127,140
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	225,000	200,109
Cleveland-Cliffs, Inc., 5.875%, 6/1/27(1)	1,250,000	755,562
Coeur Mining, Inc., 5.875%, 6/1/24	200,000	181,749
Commercial Metals Co., 5.75%, 4/15/26	375,000	352,692
Commercial Metals Co., 5.375%, 7/15/27	50,000	46,427
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	75,000	71,156
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	375,000	340,613
Constellium SE, 5.75%, 5/15/24(1)	250,000	225,336
Constellium SE, 6.625%, 3/1/25(1)	750,000	680,602
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	850,000	733,129
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	2,400,000	2,007,012
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	600,000	503,067
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	225,000	181,811
FMG Resources August 2006 Pty Ltd., 4.75%, 5/15/22(1)	50,000	50,080
Freeport-McMoRan, Inc., 3.55%, 3/1/22	89,000	85,855
Freeport-McMoRan, Inc., 3.875%, 3/15/23	2,475,000	2,372,919
Freeport-McMoRan, Inc., 5.00%, 9/1/27	450,000	420,300
Freeport-McMoRan, Inc., 4.125%, 3/1/28	700,000	615,398
Freeport-McMoRan, Inc., 4.25%, 3/1/30	975,000	850,736
Freeport-McMoRan, Inc., 5.45%, 3/15/43	1,075,000	970,510
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	550,000	517,148
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	25,000	19,617
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)	50,000	43,937
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	600,000	525,753
IAMGOLD Corp., 7.00%, 4/15/25(1)	75,000	70,406
Kaiser Aluminum Corp., 4.625%, 3/1/28(1)	300,000	267,915
Kinross Gold Corp., 5.125%, 9/1/21	50,000	50,463
Kinross Gold Corp., 4.50%, 7/15/27	50,000	47,488
Mineral Resources Ltd., 8.125%, 5/1/27(1)	650,000	613,494
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	75,000	54,844

28

	Principal Amount/Shares	Value
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	$75,000	$37,151
Novelis Corp., 5.875%, 9/30/26(1)	900,000	889,499
Novelis Corp., 4.75%, 1/30/30(1)	1,450,000	1,298,656
Park-Ohio Industries, Inc., 6.625%, 4/15/27	275,000	219,713
Petra Diamonds US Treasury plc, 7.25%, 5/1/22(1)	200,000	47,000
Taseko Mines Ltd., 8.75%, 6/15/22(1)	575,000	263,601
United States Steel Corp., 6.25%, 3/15/26	25,000	16,389
		19,417,180
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, 8/1/21(1)	650,000	551,655
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	475,000	428,678
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	325,000	259,187
		1,239,520
Multiline Retail†
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	250,000	45,000
JC Penney Corp., Inc., 6.375%, 10/15/36	125,000	11,250
Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG, 8.75%, 10/25/24(1)(5)	103,452	10,345
		66,595
Oil, Gas and Consumable Fuels — 5.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	375,000	263,325
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	575,000	372,356
Antero Resources Corp., 5.375%, 11/1/21	250,000	183,240
Antero Resources Corp., 5.125%, 12/1/22	275,000	144,469
Antero Resources Corp., 5.625%, 6/1/23	75,000	30,563
Antero Resources Corp., 5.00%, 3/1/25	25,000	9,438
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	575,000	311,926
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	75,000	22,203
Bruin E&P Partners LLC, 8.875%, 8/1/23(1)	875,000	74,375
Callon Petroleum Co., 6.25%, 4/15/23	225,000	55,118
Callon Petroleum Co., 6.125%, 10/1/24	975,000	180,375
Callon Petroleum Co., 8.25%, 7/15/25	68,000	11,475
Callon Petroleum Co., 6.375%, 7/1/26	125,000	21,068
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	450,000	111,844
Centennial Resource Production LLC, 6.875%, 4/1/27(1)	200,000	50,394
Chaparral Energy, Inc., 8.75%, 7/15/23(1)	350,000	24,675
Chesapeake Energy Corp., 6.875%, 11/15/20	675,000	189,000
Chesapeake Energy Corp., 5.75%, 3/15/23	175,000	18,813
Chesapeake Energy Corp., 8.00%, 1/15/25	487,000	34,090
Citgo Holding, Inc., 9.25%, 8/1/24(1)	1,475,000	1,213,187
CNX Resources Corp., 5.875%, 4/15/22	425,000	392,062
CNX Resources Corp., 7.25%, 3/14/27(1)	600,000	428,091

29

	Principal Amount/Shares	Value
Comstock Resources, Inc., 7.50%, 5/15/25(1)	$350,000	$250,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	1,360,000	770,379
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)	275,000	153,253
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	775,000	408,789
DCP Midstream Operating LP, 4.75%, 9/30/21(1)	295,000	260,146
DCP Midstream Operating LP, 3.875%, 3/15/23	600,000	484,302
DCP Midstream Operating LP, 5.125%, 5/15/29	525,000	333,638
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	384,000	376,802
Denbury Resources, Inc., 9.00%, 5/15/21(1)	1,405,000	420,446
Endeavor Energy Resources LP / EER Finance, Inc., 5.50%, 1/30/26(1)	125,000	87,147
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	550,000	377,052
EnLink Midstream LLC, 5.375%, 6/1/29	1,000,000	526,967
EnLink Midstream Partners LP, 4.40%, 4/1/24	325,000	166,455
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,175,000	585,934
EnLink Midstream Partners LP, 5.60%, 4/1/44	450,000	156,512
EnLink Midstream Partners LP, 5.05%, 4/1/45	50,000	18,750
EnLink Midstream Partners LP, 5.45%, 6/1/47	150,000	50,640
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20(5)(6)	537,000	2,067
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)(5)(6)	592,000	5,328
EQT Corp., 7.00%, 2/1/30	75,000	56,439
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	150,000	27,937
Genesis Energy LP / Genesis Energy Finance Corp., 6.00%, 5/15/23	200,000	146,819
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	600,000	419,970
Gulfport Energy Corp., 6.00%, 10/15/24	125,000	31,563
Gulfport Energy Corp., 6.375%, 5/15/25	442,000	111,050
Gulfport Energy Corp., 6.375%, 1/15/26	275,000	56,088
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	475,000	338,690
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,075,000	759,541
HighPoint Operating Corp., 7.00%, 10/15/22	50,000	26,172
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	400,000	179,417
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	700,000	590,187
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	700,000	467,302
Jagged Peak Energy LLC, 5.875%, 5/1/26	325,000	245,348
Laredo Petroleum, Inc., 9.50%, 1/15/25	525,000	211,969
Lonestar Resources America, Inc., 11.25%, 1/1/23(1)	100,000	23,250
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	250,000	156,250
Matador Resources Co., 5.875%, 9/15/26	300,000	86,168
MEG Energy Corp., 7.00%, 3/31/24(1)	360,000	168,302
MEG Energy Corp., 7.125%, 2/1/27(1)	550,000	277,750
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	675,000	201,516

30

	Principal Amount/Shares	Value
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	$150,000	$50,031
Murphy Oil Corp., 6.875%, 8/15/24	650,000	389,191
Murphy Oil Corp., 5.75%, 8/15/25	250,000	135,339
Murphy Oil Corp., 5.875%, 12/1/27	125,000	65,819
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(5)(6)	879,713	1,108
NuStar Logistics LP, 6.00%, 6/1/26	200,000	149,124
Oasis Petroleum, Inc., 6.875%, 3/15/22	325,000	66,625
Oasis Petroleum, Inc., 6.25%, 5/1/26(1)	175,000	29,326
Occidental Petroleum Corp., 7.50%, 5/1/31	325,000	168,484
Parkland Fuel Corp., 6.00%, 4/1/26(1)	50,000	46,778
Parkland Fuel Corp., 5.875%, 7/15/27(1)	775,000	730,786
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27(1)	275,000	195,401
Parsley Energy LLC / Parsley Finance Corp., 4.125%, 2/15/28(1)	475,000	326,563
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28(1)	400,000	272,000
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	675,000	420,889
PDC Energy, Inc., 6.125%, 9/15/24	175,000	94,937
PDC Energy, Inc., 5.75%, 5/15/26	25,000	14,168
Range Resources Corp., 5.875%, 7/1/22	141,000	102,709
Range Resources Corp., 5.00%, 8/15/22	25,000	18,930
Sanchez Energy Corp., 7.75%, 6/15/21(5)(6)	475,000	3,349
Sanchez Energy Corp., 6.125%, 1/15/23(5)(6)	775,000	11,625
Seven Generations Energy Ltd., 6.75%, 5/1/23(1)	200,000	141,749
Seven Generations Energy Ltd., 6.875%, 6/30/23(1)	425,000	295,224
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	175,000	97,557
SM Energy Co., 6.125%, 11/15/22	425,000	183,415
SM Energy Co., 5.00%, 1/15/24	50,000	15,187
SM Energy Co., 5.625%, 6/1/25	500,000	140,628
SM Energy Co., 6.75%, 9/15/26	150,000	46,281
SM Energy Co., 6.625%, 1/15/27	225,000	67,057
Southwestern Energy Co., 6.20%, 1/23/25	471,000	324,246
Southwestern Energy Co., 7.75%, 10/1/27	150,000	99,761
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	800,000	182,749
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	100,000	11,875
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23	531,000	517,414
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	50,000	43,691
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	950,000	823,619
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 4.75%, 10/1/23(1)	200,000	125,006
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24(1)	75,000	41,810
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,477,000	1,280,493
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, 3/15/24	25,000	22,187
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27	100,000	86,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	825,000	670,752

31

	Principal Amount/Shares	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	$500,000	$406,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30(1)	250,000	195,313
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	75,000	60,641
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	800,000	196,000
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	500,000	130,625
Whiting Petroleum Corp., 5.75%, 3/15/21(5)	150,000	11,093
Whiting Petroleum Corp., 6.25%, 4/1/23(5)	450,000	37,125
Whiting Petroleum Corp., 6.625%, 1/15/26(5)	575,000	43,168
WPX Energy, Inc., 8.25%, 8/1/23	143,000	106,356
WPX Energy, Inc., 5.75%, 6/1/26	50,000	28,848
WPX Energy, Inc., 4.50%, 1/15/30	575,000	314,381
		24,198,355
Paper and Forest Products — 0.2%
Mercer International, Inc., 6.50%, 2/1/24	475,000	407,904
Mercer International, Inc., 7.375%, 1/15/25	375,000	315,471
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26(1)	150,000	150,531
		873,906
Personal Products†
Avon International Capital plc, 6.50%, 8/15/22(1)	125,000	111,680
Revlon Consumer Products Corp., 6.25%, 8/1/24	50,000	11,937
		123,617
Pharmaceuticals — 3.3%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	625,000	656,594
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	31,000	30,651
Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	82,000	81,334
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	3,575,000	3,543,737
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	3,475,000	3,689,407
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	75,000	77,636
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	375,000	390,956
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	1,025,000	978,055
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	225,000	234,754
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	425,000	400,562
Elanco Animal Health, Inc., 5.65%, 8/28/28	225,000	237,909
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	2,048,000	1,498,829
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	800,000	550,744
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	600,000	605,670
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	300,000	152,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	50,000	12,812
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	750,000	751,931
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	200,000	197,749
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25(1)	800,000	796,508
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	900,000	664,020

32

	Principal Amount/Shares	Value
Vizient, Inc., 6.25%, 5/15/27(1)	$100,000	$100,646
		15,652,754
Professional Services — 0.4%
ASGN, Inc., 4.625%, 5/15/28(1)	525,000	495,101
Dun & Bradstreet Corp. (The), 6.875%, 8/15/26(1)	175,000	182,985
Dun & Bradstreet Corp. (The), 10.25%, 2/15/27(1)	1,275,000	1,358,576
		2,036,662
Real Estate Management and Development — 0.6%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	50,000	43,374
Forestar Group, Inc., 8.00%, 4/15/24(1)	675,000	687,653
Forestar Group, Inc., 5.00%, 3/1/28(1)	275,000	229,899
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	150,000	136,879
Howard Hughes Corp. (The), 5.375%, 3/15/25(1)	275,000	268,117
Hunt Cos., Inc., 6.25%, 2/15/26(1)	525,000	396,095
Kennedy-Wilson, Inc., 5.875%, 4/1/24	425,000	383,422
Newmark Group, Inc., 6.125%, 11/15/23	475,000	483,981
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	100,000	84,750
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	75,000	63,777
		2,777,947
Road and Rail — 1.3%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	325,000	188,092
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	350,000	280,936
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24(1)	75,000	68,156
DAE Funding LLC, 5.25%, 11/15/21(1)	575,000	525,766
DAE Funding LLC, 4.50%, 8/1/22(1)	800,000	747,983
DAE Funding LLC, 5.00%, 8/1/24(1)	300,000	273,741
Hertz Corp. (The), 5.50%, 10/15/24(1)	50,000	28,427
Hertz Corp. (The), 7.125%, 8/1/26(1)	975,000	515,946
Hertz Corp. (The), 6.00%, 1/15/28(1)	1,400,000	742,770
Uber Technologies, Inc., 7.50%, 11/1/23(1)	1,225,000	1,199,006
Uber Technologies, Inc., 8.00%, 11/1/26(1)	775,000	769,600
Uber Technologies, Inc., 7.50%, 9/15/27(1)	275,000	273,563
United Rentals North America, Inc., 6.50%, 12/15/26	400,000	408,220
		6,022,206
Semiconductors and Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	723,000	772,479
Amkor Technology, Inc., 6.625%, 9/15/27(1)	200,000	189,110
Entegris, Inc., 4.625%, 2/10/26(1)	450,000	429,997
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	400,000	403,884
NXP BV / NXP Funding LLC, 4.625%, 6/15/22(1)	400,000	414,091
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	400,000	412,206
Qorvo, Inc., 5.50%, 7/15/26	375,000	394,077
Qorvo, Inc., 4.375%, 10/15/29(1)	350,000	327,469
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	600,000	591,330
		3,934,643

33

	Principal Amount/Shares	Value
Software — 1.8%
ACI Worldwide, Inc., 5.75%, 8/15/26(1)	$125,000	$124,818
Ascend Learning LLC, 6.875%, 8/1/25(1)	150,000	146,812
Ascend Learning LLC, 6.875%, 8/1/25(1)	50,000	48,937
Camelot Finance SA, 4.50%, 11/1/26(1)	500,000	487,811
Castle US Holding Corp., 9.50%, 2/15/28(1)	1,075,000	1,027,297
CDK Global, Inc., 5.875%, 6/15/26	275,000	292,064
CDK Global, Inc., 5.25%, 5/15/29(1)	400,000	409,500
Infor US, Inc., 6.50%, 5/15/22	1,010,000	989,457
j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc., 6.00%, 7/15/25(1)	750,000	749,059
Open Text Corp., 5.875%, 6/1/26(1)	350,000	369,057
Open Text Corp., 3.875%, 2/15/28(1)	550,000	519,578
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	550,000	520,231
PTC, Inc., 3.625%, 2/15/25(1)	325,000	306,312
PTC, Inc., 4.00%, 2/15/28(1)	225,000	217,755
RP Crown Parent LLC, 7.375%, 10/15/24(1)	150,000	144,232
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	425,000	419,158
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,000,000	1,036,875
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	825,000	702,277
		8,511,230
Specialty Retail — 1.7%
Asbury Automotive Group, Inc., 4.50%, 3/1/28(1)	120,000	102,900
Asbury Automotive Group, Inc., 4.75%, 3/1/30(1)	120,000	102,900
Carvana Co., 8.875%, 10/1/23(1)	200,000	190,494
eG Global Finance plc, 6.75%, 2/7/25(1)	200,000	165,251
eG Global Finance plc, 8.50%, 10/30/25(1)	600,000	537,753
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	75,000	66,090
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	12,933
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	12,933
Group 1 Automotive, Inc., 5.00%, 6/1/22	275,000	255,057
Group 1 Automotive, Inc., 5.25%, 12/15/23(1)	25,000	25,656
L Brands, Inc., 5.25%, 2/1/28	75,000	57,709
L Brands, Inc., 7.50%, 6/15/29	425,000	337,641
L Brands, Inc., 6.875%, 11/1/35	365,000	272,044
L Brands, Inc., 6.75%, 7/1/36	1,300,000	946,140
Lithia Motors, Inc., 5.25%, 8/1/25(1)	50,000	43,937
Lithia Motors, Inc., 4.625%, 12/15/27(1)	200,000	181,520
Murphy Oil USA, Inc., 4.75%, 9/15/29	200,000	188,610
Penske Automotive Group, Inc., 3.75%, 8/15/20	225,000	220,762
Penske Automotive Group, Inc., 5.75%, 10/1/22	100,000	93,248
PetSmart, Inc., 7.125%, 3/15/23(1)	1,475,000	1,400,513
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	75,000	52,125
Sonic Automotive, Inc., 6.125%, 3/15/27	450,000	399,844
Staples, Inc., 7.50%, 4/15/26(1)	1,050,000	924,659
Staples, Inc., 10.75%, 4/15/27(1)	1,425,000	1,101,311
34

	Principal Amount/Shares	Value
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	$325,000	$307,928
Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26(1)	50,000	49,177
		8,049,135
Technology Hardware, Storage and Peripherals — 1.2%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	1,002,000	1,002,000
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	1,375,000	1,424,844
Diebold Nixdorf, Inc., 8.50%, 4/15/24	350,000	230,564
EMC Corp., 2.65%, 6/1/20	555,000	553,918
Everi Payments, Inc., 7.50%, 12/15/25(1)	344,000	264,448
NCR Corp., 6.375%, 12/15/23	300,000	298,123
NCR Corp., 5.75%, 9/1/27(1)	1,150,000	1,054,513
NCR Corp., 6.125%, 9/1/29(1)	1,100,000	1,033,395
		5,861,805
Textiles, Apparel and Luxury Goods†
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	150,000	87,562
Thrifts and Mortgage Finance — 0.8%
MGIC Investment Corp., 5.75%, 8/15/23	475,000	443,918
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23(1)	875,000	861,048
Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26(1)	225,000	204,469
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	500,000	427,813
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	200,000	169,249
Radian Group, Inc., 4.50%, 10/1/24	325,000	322,967
Radian Group, Inc., 4.875%, 3/15/27	1,200,000	1,192,251
		3,621,715
Tobacco†
Vector Group Ltd., 6.125%, 2/1/25(1)	75,000	68,811
Vector Group Ltd., 10.50%, 11/1/26(1)	75,000	63,041
		131,852
Trading Companies and Distributors — 0.4%
Aircastle Ltd., 5.125%, 3/15/21	275,000	273,057
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	325,000	295,345
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	175,000	162,146
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	192,125
Fly Leasing Ltd., 5.25%, 10/15/24	200,000	169,749
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	325,000	302,546
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	175,000	129,718
H&E Equipment Services, Inc., 5.625%, 9/1/25	575,000	536,909
		2,061,595
Wireless Telecommunication Services — 2.0%
Digicel Group One, Ltd., 8.25%, 12/30/22(1)	1,314,000	650,430
Sprint Communications, Inc., 9.25%, 4/15/22	350,000	377,453
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	261,485
Sprint Corp., 7.25%, 9/15/21	275,000	284,944

35

	Principal Amount/Shares	Value
Sprint Corp., 7.875%, 9/15/23	$1,500,000	$1,662,952
Sprint Corp., 7.125%, 6/15/24	575,000	635,366
Sprint Corp., 7.625%, 2/15/25	125,000	139,269
Sprint Corp., 7.625%, 3/1/26	425,000	483,374
Sprint Corp., 7.25%, 2/1/28(1)	100,000	100,875
T-Mobile USA, Inc., 6.00%, 3/1/23	1,600,000	1,618,824
T-Mobile USA, Inc., 6.50%, 1/15/24	150,000	153,370
T-Mobile USA, Inc., 6.00%, 4/15/24	275,000	281,179
T-Mobile USA, Inc., 6.375%, 3/1/25	1,750,000	1,800,321
T-Mobile USA, Inc., 5.125%, 4/15/25	25,000	25,749
T-Mobile USA, Inc., 4.75%, 2/1/28	375,000	389,269
Vodafone Group plc, VRN, 7.00%, 4/4/79	575,000	615,802
Xplornet Communications, Inc., 9.625% Cash or 10.625% PIK, 6/1/22(1)(3)	57,086	53,572
		9,534,234
TOTAL CORPORATE BONDS (Cost $501,918,262)		434,145,626
BANK LOAN OBLIGATIONS(8) — 3.3%
Auto Components — 0.2%
Panther BF Aggregator 2 LP, USD Term Loan B, 4.44%, (1-month LIBOR plus 3.50%), 4/30/26	771,125	709,435
Chemicals†
ASP Unifrax Holdings Inc, Term Loan B, 4.82%, (6-month LIBOR plus 3.75%), 12/12/25	49,375	39,562
Consolidated Energy Finance, S.A., Term Loan B, 3.20%, (3-month LIBOR plus 2.50%), 5/7/25	147,375	106,847
		146,409
Commercial Services and Supplies — 0.1%
KAR Auction Services, Inc., 2019 Term Loan B6, 3.19%, (1-month LIBOR plus 2.25%), 9/19/26	149,250	138,802
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	45,807	37,295
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	22,503	18,321
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	155,003	126,199
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 5.20%, (3-month LIBOR plus 3.75%), 5/23/25	73,689	64,478
		385,095
Containers and Packaging — 0.2%
Berry Global, Inc., Term Loan Y, 2.86%, (1-month LIBOR plus 2.00%), 7/1/26	521,063	498,050
BWAY Holding Company, 2017 Term Loan B, 5.08%, (3-month LIBOR plus 3.25%), 4/3/24	494,285	408,715
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.58%, (1-month LIBOR plus 3.00%), 12/29/23	3,991	3,672
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.91%, (3-month LIBOR plus 3.00%), 12/29/23	106,333	97,826
		1,008,263
Distributors†
HD Supply, Inc., Term Loan B5, 2.74%, (1-month LIBOR plus 1.75%), 10/17/23	197,555	186,361

36

	Principal Amount/Shares	Value
Diversified Financial Services — 0.4%
MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.20%, (3-month LIBOR plus 2.75%), 6/7/23	$447,985	$403,186
Refinitiv US Holdings Inc., 2018 USD Term Loan, 4.24%, (1-month LIBOR plus 3.25%), 10/1/25	1,465,013	1,414,346
		1,817,532
Electric Utilities — 0.2%
Vistra Operations Company LLC, 1st Lien Term Loan B3, 2.55%, (1-month LIBOR plus 1.75%), 12/31/25	176,200	168,381
Vistra Operations Company LLC, 1st Lien Term Loan B3, 2.74%, (1-month LIBOR plus 1.75%), 12/31/25	736,177	703,509
		871,890
Energy Equipment and Services†
Keane Group Holdings, LLC, 2018 1st Lien Term Loan, 4.50%, (1-month LIBOR plus 3.50%), 5/25/25	24,125	16,164
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	31,250	30,468
		46,632
Entertainment — 0.1%
Allen Media, LLC, 2020 Term Loan B, 7.23%, (3-month LIBOR plus 5.50%), 2/10/27	825,000	693,000
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 3.24%, (1-month LIBOR plus 2.25%), 3/24/25	14,495	13,227
		706,227
Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties, LP, 2017 Term Loan B, 2.99%, (1-month LIBOR plus 2.00%), 5/11/24	272,629	246,048
Health Care Providers and Services — 0.2%
Air Methods Corporation, 2017 Term Loan B, 4.95%, (3-month LIBOR plus 3.50%), 4/22/24	196,665	140,506
IQVIA Inc., 2018 USD Term Loan B3, 3.20%, (3-month LIBOR plus 1.75%), 6/11/25	491,349	474,152
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 4.74%, (1-month LIBOR plus 3.75%), 11/17/25	550,000	513,565
		1,128,223
Hotels, Restaurants and Leisure — 0.6%
1011778 B.C. Unlimited Liability Company, Term Loan B4, 2.74%, (1-month LIBOR plus 1.75%), 11/19/26	316,865	293,892
Boyd Gaming Corporation, Term Loan B3, 2.93%, (1-week LIBOR plus 2.25%), 9/15/23	235,016	206,006
Caesars Entertainment Operating Company, Exit Term Loan, 2.99%, (1-month LIBOR plus 2.00%), 10/7/24	81,083	66,894
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.45%, (3-month LIBOR plus 3.00%), 3/13/25	147,375	106,847
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.49%, (1-month LIBOR plus 2.50%), 10/4/23	154,900	121,596
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.70%, (3-month LIBOR plus 2.50%), 10/4/23	132,221	103,794
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 2.70%, (1-month LIBOR plus 1.75%), 6/22/26	600,000	571,500
Life Time Fitness Inc, 2017 Term Loan B, 4.36%, (3-month LIBOR plus 2.75%), 6/10/22	560,904	422,080
NASCAR Holdings, Inc, Term Loan B, 3.67%, (1-month LIBOR plus 2.75%), 10/19/26	283,085	251,946

37

	Principal Amount/Shares	Value
UFC Holdings, LLC, 2019 Term Loan, 4.25%, (1-month LIBOR plus 3.25%), 4/29/26	$792,916	$706,687
		2,851,242
Insurance — 0.1%
Asurion LLC, 2017 Term Loan B4, 3.99%, (1-month LIBOR plus 3.00%), 8/4/22	54,776	52,493
Asurion LLC, 2018 Term Loan B6, 3.99%, (1-month LIBOR plus 3.00%), 11/3/23	47,183	45,532
Hub International Limited, 2018 Term Loan B, 4.39%, (2-month LIBOR plus 2.75%), 4/25/25	28,077	26,449
Hub International Limited, 2018 Term Loan B, 4.55%, (2-month LIBOR plus 2.75%), 4/25/25	591,839	557,512
		681,986
Machinery — 0.3%
Altra Industrial Motion Corp., 2018 Term Loan B, 2.99%, (1-month LIBOR plus 2.00%), 10/1/25	88,358	78,390
Navistar International Corporation, 2017 1st Lien Term Loan B, 4.28%, (1-month LIBOR plus 3.50%), 11/6/24	47,762	41,951
Vertiv Group Corporation, Term Loan B, 4.58%, (1-month LIBOR plus 3.00%), 3/2/27	1,375,000	1,196,250
		1,316,591
Media — 0.3%
Banijay Entertainment S.A.S, USD Term Loan, 3/4/25(9)	225,000	202,500
Cengage Learning, Inc., 2016 Term Loan B, 5.25%, (1-month LIBOR plus 4.25%), 6/7/23	496,134	406,830
Diamond Sports Group, LLC, Term Loan, 4.18%, (1-month LIBOR plus 3.25%), 8/24/26	174,125	136,688
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 4.33%, (1-month LIBOR plus 2.75%), 9/18/26	288,188	271,761
Radiate Holdco, LLC, 1st Lien Term Loan, 3.99%, (1-month LIBOR plus 3.00%), 2/1/24	97,001	90,696
Sinclair Television Group Inc., Term Loan B2B, 3.21%, (1-month LIBOR plus 2.50%), 9/30/26	99,500	95,022
		1,203,497
Metals and Mining — 0.1%
Arconic Rolled Products Corporation, Term Loan B, 2/4/27(9)	150,000	137,250
Big River Steel LLC, Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 8/23/23	48,689	46,741
Neenah Foundry Company, 2017 Term Loan, 7.76%, (2-month LIBOR plus 6.50%), 12/13/22	28,332	24,791
Neenah Foundry Company, 2017 Term Loan, 8.12%, (2-month LIBOR plus 6.50%), 12/13/22	33,932	29,690
		238,472
Oil, Gas and Consumable Fuels — 0.1%
California Resources Corporation, 2017 1st Lien Term Loan, 6.36%, (3-month LIBOR plus 4.75%), 12/31/22	525,000	139,999
California Resources Corporation, Second Out Term Loan, 11.99%, (3-month LIBOR plus 10.38%), 12/31/21	25,000	1,821
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (1-month LIBOR plus 7.00%), 8/1/23	348,250	287,888
Prairie ECI Acquiror LP, Term Loan B, 6.20%, (3-month LIBOR plus 4.75%), 3/11/26	118,552	63,100
		492,808

38

	Principal Amount/Shares	Value
Professional Services†
Dun & Bradstreet Corporation (The), Term Loan, 4.96%, (1-month LIBOR plus 4.00%), 2/6/26	$75,000	$68,156
Road and Rail†
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 5.67%, (6-month LIBOR plus 3.75%), 8/25/24	97,684	84,985
Software — 0.2%
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/31/26(9)	400,000	382,000
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/31/26(9)	325,000	310,375
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 4/16/25(9)	141,797	133,999
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 2.74%, (1-month LIBOR plus 1.75%), 4/16/25	35,866	33,893
SS&C Technologies Inc., 2018 Term Loan B3, 4/16/25(9)	198,716	187,786
SS&C Technologies Inc., 2018 Term Loan B3, 2.74%, (1-month LIBOR plus 1.75%), 4/16/25	50,263	47,499
		1,095,552
Specialty Retail — 0.1%
Priso Acquisition Corporation, 2017 Term Loan B, 4.91%, (3-month LIBOR plus 3.00%), 5/8/22	22,952	19,337
Serta Simmons Bedding, LLC, 2nd Lien Term Loan, 9.00%, (1-month LIBOR plus 8.00%), 11/8/24	94,933	22,547
Staples, Inc., 7 Year Term Loan, 6.52%, (1-month LIBOR plus 5.00%), 4/16/26	272,938	218,077
		259,961
Transportation Infrastructure†
Syncreon Group B.V., 2019 Second Out Term Loan, 7.45%, (3-month LIBOR plus 6.00%), 4/1/25	23,305	15,731
TOTAL BANK LOAN OBLIGATIONS (Cost $17,872,390)		15,561,096
PREFERRED STOCKS — 2.8%
Banks — 2.2%
Bank of America Corp., 5.125%	475,000	451,580
Bank of America Corp., 5.875%	225,000	228,185
Bank of America Corp., 6.25%	1,275,000	1,295,011
Bank of America Corp., 6.30%	25,000	26,271
Bank of America Corp., 6.50%	325,000	343,101
Barclays plc, 7.75%	550,000	482,732
Barclays plc, 8.00%	400,000	371,722
Citigroup, Inc., 4.70%	1,100,000	953,563
Citigroup, Inc., 5.90%	425,000	410,333
Citigroup, Inc., 5.95%	825,000	798,344
Citigroup, Inc., 5.95%	25,000	22,006
Citigroup, Inc., 6.25%	150,000	154,625
Citigroup, Inc., 6.875%	1,749	45,089
JPMorgan Chase & Co., 4.60%	350,000	306,758
JPMorgan Chase & Co., 4.75%	200,000	173,949
JPMorgan Chase & Co., 6.00%	845,000	845,587
JPMorgan Chase & Co., 6.10%	1,350,000	1,376,588
JPMorgan Chase & Co., 6.125%	400,000	380,278

39

	Principal Amount/Shares	Value
JPMorgan Chase & Co., 6.75%	331,000	$346,125
Royal Bank of Scotland Group plc, 3.77%	300,000	250,179
Royal Bank of Scotland Group plc, 8.00%	600,000	563,823
Royal Bank of Scotland Group plc, 8.625%	400,000	392,130
		10,217,979
Capital Markets — 0.4%
Credit Suisse Group AG, 5.10%(1)	200,000	154,750
Credit Suisse Group AG, 6.25%(1)	450,000	417,874
Deutsche Bank AG, 6.00%	200,000	134,400
Goldman Sachs Group, Inc. (The), 4.95%	875,000	779,358
Goldman Sachs Group, Inc. (The), 5.375%	350,000	312,888
		1,799,270
Internet and Direct Marketing Retail†
MYT Holding Co., 10.00%(1)	21,052	15,473
Oil, Gas and Consumable Fuels — 0.2%
Energy Transfer Operating LP, 6.25%	150,000	74,512
Energy Transfer Operating LP, 6.625%	625,000	310,466
Nine Point Energy Holdings, Inc. (Acquired 3/28/17, Cost $18,000)(2)(6)	18	3,600
Plains All American Pipeline LP, 6.125%	1,350,000	677,356
Summit Midstream Partners LP, 9.50%	175,000	2,600
		1,068,534
Trading Companies and Distributors†
General Finance Corp., 8.125%	1,116	24,853
TOTAL PREFERRED STOCKS (Cost $15,434,769)		13,126,109
CONVERTIBLE BONDS — 0.1%
Banks — 0.1%
Barclays Bank plc, 7.625%, 11/21/22	$200,000	204,698
Oil, Gas and Consumable Fuels†
Chesapeake Energy Corp., 5.50%, 9/15/26	25,000	1,375
Denbury Resources, Inc., 6.375%, 12/31/24(1)	218,000	88,759
		90,134
TOTAL CONVERTIBLE BONDS (Cost $405,526)		294,832
COMMON STOCKS — 0.1%
Auto Components†
Exide Technologies(6)	3,465	433
Chemicals — 0.1%
Hexion Holdings Corp., Class B(6)	12,508	118,826
Diversified Telecommunication Services†
Colt, Class B (Acquired 5/18/16, Cost $338)(2)(6)	676	—
Electrical Equipment†
Exide Technologies (Acquired 5/14/15, Cost $—)(2)(6)	162	221
Energy Equipment and Services†
Parker Drilling Co.(6)	2,027	17,189
Weatherford International plc(6)	3,858	22,955
		40,144

40

	Principal Amount/Shares	Value
Gas Utilities†
Southcross Holdings GP, LLC, Class A (Acquired 5/10/16, Cost $360)(2)	4	—
Southcross Holdings LP, Class A (Acquired 5/10/16, Cost $360)(2)	4	—
		—
Machinery†
UC Holdings, Inc. (Acquired 9/21/15 - 9/30/15, Cost $103,222)(2)(6)	4,088	$44,968
Oil, Gas and Consumable Fuels†
Jones Energy II, Inc.(6)	4,722	66,226
Nine Point Energy (Acquired 6/19/17 - 4/4/18, Cost $12,544)(2)(6)	1,082	2,164
Sabine Oil & Gas Holdings, Inc. (Acquired 5/30/17, Cost $579)(2)	13	913
Warren Resources, Inc. (Acquired 10/19/16, Cost $4,800)(2)(6)	960	960
		70,263
Software†
Avaya Holdings Corp.(6)	140	1,133
Transportation Infrastructure†
syncreon(6)	829	3,730
TOTAL COMMON STOCKS (Cost $938,178)		279,718
ESCROW INTERESTS(10)†
Diversified Financial Services†
Denver Parent, Escrow(6)	$63,341	—
Electric Utilities†
GenOn Energy(6)	25,000	—
GenOn Energy, Inc.(6)	75,000	—
Texas Competitive Electric Holdings Co., Escrow(6)	200,000	900
		900
Energy Equipment and Services†
Hercules Offshore, Inc., Escrow(6)	3,570	9,817
Sanjel Corp.(6)	200,000	—
		9,817
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(6)	500,000	5,500
Paper and Forest Products†
Appvion, Inc., Escrow(6)	200,000	2,250
Specialty Retail†
Claire's Stores, Inc., Escrow(6)	25,000	3,812
Thrifts and Mortgage Finance†
Washington Mutual Bank, Escrow(6)	250,000	3,438
TOTAL ESCROW INTERESTS (Cost $802,484)		25,717
WARRANTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(6)	1,215	963
Machinery†
UC Holdings, Inc.(6)	600	300

41

	Principal Amount/Shares	Value
Media†
iHeartMedia, Inc.(6)	342	$2,232
Oil, Gas and Consumable Fuels†
Amplify Energy Corp.(6)	344	—
Jones Energy II, Inc.(6)	678	637
		637
Paper and Forest Products†
Appvion Holdings Corp.(6)	195	1
Appvion Holdings Corp.(6)	195	1
		2
TOTAL WARRANTS (Cost $13,129)		4,134
RIGHTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp. (Cost $—)	3,425	3,844
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $537,384,738)		463,441,076
OTHER ASSETS AND LIABILITIES — 1.6%		7,580,590
TOTAL NET ASSETS — 100.0%		$471,021,666

42

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $281,661,617, which represented 59.8% of total net assets. Of these securities, 0.2% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $251,242, which represented 0.1% of total net assets.

(3)	The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

(4)	The security's rate was paid in cash at the last payment date.

(5)	Security is in default.

(6)	Non-income producing.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(9)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(10)
Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

43

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $537,384,738)	$463,441,076
Cash	161,490
Receivable for investments sold	5,663,909
Receivable for capital shares sold	544,758
Interest and dividends receivable	8,842,813
478,654,046

Liabilities
Payable for investments purchased	5,105,462
Payable for capital shares redeemed	1,177,130
Accrued management fees	250,679
Distribution and service fees payable	622
Dividends payable	1,098,487
7,632,380

Net Assets	$471,021,666

Net Assets Consist of:
Capital paid in	$551,978,470
Distributable earnings	(80,956,804)
$471,021,666

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$16,377,043	2,008,809	$8.15
I Class	$54,346,320	6,671,824	$8.15
Y Class	$291,873,493	35,816,004	$8.15
A Class	$2,793,413	342,775	$8.15*
R5 Class	$105,825	12,986	$8.15
R6 Class	$105,525,572	12,956,483	$8.14
*Maximum offering price $8.53 (net asset value divided by 0.955).

See Notes to Financial Statements.

44

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$25,512,247
Dividends	8,232
25,520,479

Expenses:
Management fees	2,532,053
Distribution and service fees - A Class	5,451
Trustees' fees and expenses	31,636
2,569,140

Net investment income (loss)	22,951,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(3,843,211)
Change in net unrealized appreciation (depreciation) on investments	(69,478,605)

Net realized and unrealized gain (loss)	(73,321,816)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(50,370,477)

See Notes to Financial Statements.

45

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$22,951,339	$12,637,208
Net realized gain (loss)	(3,843,211)	(734,555)
Change in net unrealized appreciation (depreciation)	(69,478,605)	(2,934,223)
Net increase (decrease) in net assets resulting from operations	(50,370,477)	8,968,430

Distributions to Shareholders
From earnings:
Investor Class	(1,120,993)	(508,506)
I Class	(2,883,230)	(1,055,650)
Y Class	(13,638,015)	(8,469,757)
A Class	(110,089)	(28,080)
R5 Class	(7,056)	(1,119)
R6 Class	(5,964,245)	(2,574,115)
Decrease in net assets from distributions	(23,723,628)	(12,637,227)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	279,721,450	110,962,398

Net increase (decrease) in net assets	205,627,345	107,293,601

Net Assets
Beginning of period	265,394,321	158,100,720
End of period	$471,021,666	$265,394,321

See Notes to Financial Statements.

46

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

47

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

48

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $505,334,255 and $216,676,577, respectively.

49

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,582,968	$24,120,040	2,492,048	$23,300,470
Issued in reinvestment of distributions	110,350	1,019,509	52,841	489,784
Redeemed	(2,485,789)	(21,937,345)	(892,212)	(8,164,840)
	207,529	3,202,204	1,652,677	15,625,414
I Class
Sold	8,352,870	78,150,692	3,242,753	30,328,252
Issued in reinvestment of distributions	313,010	2,880,273	112,632	1,045,262
Redeemed	(4,658,566)	(42,376,491)	(1,548,171)	(14,267,881)
	4,007,314	38,654,474	1,807,214	17,105,633
Y Class
Sold	28,658,736	267,758,192	7,276,212	67,726,650
Issued in reinvestment of distributions	527,541	4,858,908	617,896	5,767,299
Redeemed	(6,793,258)	(60,475,175)	(9,503,262)	(86,541,386)
	22,393,019	212,141,925	(1,609,154)	(13,047,437)
A Class
Sold	382,324	3,587,904	146,952	1,360,626
Issued in reinvestment of distributions	11,759	107,889	2,782	25,721
Redeemed	(150,475)	(1,402,229)	(51,098)	(471,216)
	243,608	2,293,564	98,636	915,131
R5 Class
Sold	3,507	32,230	15,018	139,588
Issued in reinvestment of distributions	763	7,056	120	1,119
Redeemed	(6,930)	(64,798)	(24)	(223)
	(2,660)	(25,512)	15,114	140,484
R6 Class
Sold	3,272,990	30,517,557	11,750,108	108,674,614
Issued in reinvestment of distributions	647,328	5,964,033	276,052	2,551,007
Redeemed	(1,440,560)	(13,026,795)	(2,288,877)	(21,002,448)
	2,479,758	23,454,795	9,737,283	90,223,173
Net increase (decrease)	29,328,568	$279,721,450	11,701,770	$110,962,398

50

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$434,145,626	—
Bank Loan Obligations	—	15,561,096	—
Preferred Stocks	$69,942	13,056,167	—
Convertible Bonds	—	294,832	—
Common Stocks	160,103	119,615	—
Escrow Interests	—	25,717	—
Warrants	963	3,171	—
Rights	—	3,844	—
	$231,008	$463,210,068	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

51

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$23,723,628	$12,637,227
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$538,304,442
Gross tax appreciation of investments	$2,204,836
Gross tax depreciation of investments	(77,068,202)
Net tax appreciation (depreciation) of investments	$(74,863,366)
Other book-to-tax adjustments	$(57,366)
Undistributed ordinary income	$5,974
Accumulated short-term capital losses	$(1,786,399)
Accumulated long-term capital losses	$(4,255,647)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

52

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.32	0.48	(1.16)	(0.68)	(0.49)	—	(0.49)	$8.15	(7.76)%	0.78%	0.78%	5.14%	55%	$16,377
2019	$9.43	0.53	(0.11)	0.42	(0.53)	—	(0.53)	$9.32	4.65%	0.78%	0.78%	5.73%	43%	$16,796
2018(3)	$9.68	0.27	(0.24)	0.03	(0.28)	—	(0.28)	$9.43	0.29%	0.78%(4)	0.78%(4)	5.70%(4)	26%	$1,401
I Class
2020	$9.32	0.48	(1.15)	(0.67)	(0.50)	—	(0.50)	$8.15	(7.66)%	0.68%	0.68%	5.24%	55%	$54,346
2019	$9.42	0.54	(0.10)	0.44	(0.54)	—	(0.54)	$9.32	4.86%	0.68%	0.68%	5.83%	43%	$24,825
2018(3)	$9.68	0.27	(0.25)	0.02	(0.28)	—	(0.28)	$9.42	0.23%	0.68%(4)	0.68%(4)	5.80%(4)	26%	$8,078
Y Class
2020	$9.32	0.49	(1.15)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.57)%	0.58%	0.58%	5.34%	55%	$291,873
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.97%	0.58%	0.58%	5.93%	43%	$125,104
2018(5)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$141,643
2017	$9.42	0.56	0.24	0.80	(0.54)	—	(0.54)	$9.68	8.74%	0.58%	1.00%	5.83%(6)	81%	$127,414
2016	$8.95	0.58	0.46	1.04	(0.57)(7)	—	(0.57)	$9.42	12.15%	0.61%	1.49%	6.37%(6)	116%	$94,197
2015	$10.24	0.65	(1.11)	(0.46)	(0.65)	(0.18)	(0.83)	$8.95	(4.79)%	0.71%	2.95%	6.62%(6)	106%	$34,075
A Class
2020	$9.32	0.45	(1.15)	(0.70)	(0.47)	—	(0.47)	$8.15	(7.99)%	1.03%	1.03%	4.89%	55%	$2,793
2019	$9.42	0.51	(0.10)	0.41	(0.51)	—	(0.51)	$9.32	4.50%	1.03%	1.03%	5.48%	43%	$924
2018(3)	$9.68	0.26	(0.25)	0.01	(0.27)	—	(0.27)	$9.42	0.06%	1.03%(4)	1.03%(4)	5.45%(4)	26%	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$9.32	0.50	(1.16)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.56)%	0.58%	0.58%	5.34%	55%	$106
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.96%	0.58%	0.58%	5.93%	43%	$146
2018(3)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.27%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$5
R6 Class
2020	$9.32	0.50	(1.16)	(0.66)	(0.52)	—	(0.52)	$8.14	(7.53)%	0.53%	0.53%	5.39%	55%	$105,526
2019	$9.42	0.56	(0.10)	0.46	(0.56)	—	(0.56)	$9.32	5.02%	0.53%	0.53%	5.98%	43%	$97,599
2018(3)	$9.68	0.26	(0.23)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.53%(4)	0.53%(4)	5.95%(4)	26%	$6,969

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 2, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)
October 1, 2017 through March 31, 2018. The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period. For the years before March 31, 2018, the fund's fiscal year end was September 30.

(6)	The ratio of net investment income (loss) to average net assets would have been lower if a portion of the fees had not been waived and/or reimbursed.

(7)	Per-share amount includes a distribution from tax return of capital of less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for the years ended March 31, 2020 and March 31, 2019, and the periods ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for the years ended March 31, 2020 and March 31, 2019, and the periods ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended on September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 2005

Annual Report

March 31, 2020

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	-5.09%	1.89%	4.63%	—	9/30/97
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	-6.94%	2.78%	5.63%	—	—
I Class	AHYHX	-4.98%	—	—	0.63%	4/10/17
Y Class	AHYLX	-5.08%	—	—	0.66%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		-5.50%	1.63%	4.37%	—
With sales charge		-9.73%	0.70%	3.89%	—
C Class	AHDCX	-6.04%	0.88%	3.60%	—	12/10/01
R Class	AHYRX	-5.57%	1.38%	4.11%	—	7/29/05
R5 Class	ACYIX	-5.08%	2.09%	4.84%	—	8/2/04
R6 Class	AHYDX	-4.85%	2.14%	—	2.65%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $15,735

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $17,302

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	1.79%	1.29%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeffrey Houston, Gavin Fleischman and Charles Tan

Effective May 2019, Kevin Akioka left the portfolio management team, and Charles Tan joined the team.

Performance Summary

High-Yield returned -5.09%* for the 12 months ended March 31, 2020, compared with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which returned -6.94%. Fund returns reflect operating expenses, while index returns do not. Results for the fund and the index reflect the negative performance of high-yield bonds during the unprecedented sell-off of risk assets late in the reporting period.

The 12-month period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and corporate earnings growth and low inflation, generally supported solid gains for most U.S. bond sectors. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020. These factors combined to create a favorable outlook for high-yield bonds.

Nevertheless, conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity markedly worsened. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package.

Amid the global flight to quality, riskier investments, including investment-grade and high-yield corporate bonds, suffered significant losses. Separately, an unexpected price war between Saudi Arabia and Russia amid waning demand for oil triggered a sizable drop in the oil markets. This development accelerated the havoc in the high-yield sector, home to many energy companies.

By the end of March, the Fed’s rescue programs helped stabilize the credit-sensitive sectors of the fixed-income universe, but not before those sectors experienced sharp losses. Against this backdrop, our bias toward the higher-quality segments of the high-yield universe versus the index, along with an out-of-index allocation to investment-grade corporates, largely accounted for the portfolio’s better relative results.

Defensive Positioning Aided Relative Results

Through most of the reporting period, we positioned the portfolio with a more-defensive posture than the index. This was largely due to our belief that many segments of the high-yield market had become overvalued after an extended period of strong performance. This positioning was a modest detractor from relative results in 2019, when risk-on investing generally remained in favor. However, our defensive bias helped relative results as market sentiment shifted quickly and

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

dramatically in early 2020. In the market sell-off, the highest-risk issuers fared the worst, and our underweight position relative to the index in securities with CCC credit ratings added value. Our focus on high-yield securities with B and BB credit ratings and an out-of-index allocation to investment-grade corporates with BBB credit ratings also helped relative performance.

Additionally, the portfolio’s larger-than-average cash position contributed to relative results. Although our cash holdings weighed on performance in the risk-on environment of 2019, they provided important downside protection in the first quarter of 2020, which proved to be the defining period of the fiscal year.

Sector Allocation, Security Selection Helped Versus Index

Our sector allocations contributed to the portfolio’s relative results, largely due to results late in the reporting period. In particular, an overweight position in the pharmaceuticals sector and an underweight position in the oil field services sector lifted relative performance. These decisions helped offset negative results versus the index from our underweight in the defensive electric utilities sector, which outperformed, and overweight positions in the gaming and airlines sectors. Gaming and airlines issues were among the hardest hit due to virus-related shutdown orders across the country.

Security selection also contributed to relative performance. Specifically, our selections among media, midstream oil production and aerospace companies helped relative results and offset our selections among energy exploration and production and gaming companies.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. Although we identified such opportunities late in the reporting period, we’re remaining cautious and selective in our positioning and mindful of the economic headwinds. We expect continued near-term pressure on credit spreads from growing defaults and rapid downgrades. Accordingly, we’re maintaining our higher-quality bias versus the index, and we’re holding a larger-than-average cash position to take advantage of select opportunities as they emerge. In particular, we’re finding value within the new-issues market and among select investment-grade corporates.

We’re also continuing our regular process of reviewing all portfolio holdings, selling those that do not align with our outlook in the current environment. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection as we seek to enhance portfolio yield and returns.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	3.9 years
Weighted Average Life to Maturity	5.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	91.9%
Preferred Stocks	0.9%
Bank Loan Obligations	0.5%
Asset-Backed Securities	0.3%
Temporary Cash Investments	5.2%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	1.2%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$913.90	$3.73	0.78%
I Class	$1,000	$914.60	$3.25	0.68%
Y Class	$1,000	$914.80	$2.78	0.58%
A Class	$1,000	$912.80	$4.93	1.03%
C Class	$1,000	$909.30	$8.50	1.78%
R Class	$1,000	$911.60	$6.12	1.28%
R5 Class	$1,000	$914.80	$2.78	0.58%
R6 Class	$1,000	$915.20	$2.54	0.53%
Hypothetical
Investor Class	$1,000	$1,021.10	$3.94	0.78%
I Class	$1,000	$1,021.60	$3.44	0.68%
Y Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,019.85	$5.20	1.03%
C Class	$1,000	$1,016.10	$8.97	1.78%
R Class	$1,000	$1,018.60	$6.46	1.28%
R5 Class	$1,000	$1,022.10	$2.93	0.58%
R6 Class	$1,000	$1,022.35	$2.68	0.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 91.9%
Aerospace and Defense — 2.0%
Arconic, Inc., 5.40%, 4/15/21	$105,000	$104,152
Arconic, Inc., 5.125%, 10/1/24	175,000	173,155
Bombardier, Inc., 8.75%, 12/1/21(1)	160,000	133,880
Bombardier, Inc., 5.75%, 3/15/22(1)	215,000	164,011
Bombardier, Inc., 6.00%, 10/15/22(1)	185,000	140,138
Bombardier, Inc., 7.50%, 3/15/25(1)	305,000	213,500
TransDigm, Inc., 6.25%, 3/15/26(1)	1,000,000	1,000,622
TransDigm, Inc., 6.375%, 6/15/26	520,000	500,786
		2,430,244
Air Freight and Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	180,000	181,411
XPO Logistics, Inc., 6.75%, 8/15/24(1)	100,000	98,406
		279,817
Airlines — 0.4%
United Airlines Holdings, Inc., 5.00%, 2/1/24	555,000	487,012
Auto Components — 0.6%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	139,000	116,543
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	540,000	514,501
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	134,453
		765,497
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	300,000	280,500
Banks — 1.0%
CIT Bank N.A., VRN, 2.97%, 9/27/25	1,000,000	848,855
CIT Group, Inc., 5.00%, 8/1/23	250,000	242,091
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	130,000	134,261
		1,225,207
Building Products — 1.1%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	120,000	108,675
Griffon Corp., 5.75%, 3/1/28(1)	800,000	756,500
Standard Industries, Inc., 6.00%, 10/15/25(1)	375,000	371,351
Standard Industries, Inc., 4.75%, 1/15/28(1)	135,000	125,269
		1,361,795
Capital Markets — 1.7%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	787,000	732,894
LPL Holdings, Inc., 4.625%, 11/15/27(1)	250,000	230,530
MSCI, Inc., 5.75%, 8/15/25(1)	500,000	519,915
MSCI, Inc., 4.00%, 11/15/29(1)	420,000	419,550
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	180,000	162,009
		2,064,898

10

	Principal Amount	Value
Chemicals — 2.4%
CF Industries, Inc., 3.45%, 6/1/23	$413,000	$408,886
CF Industries, Inc., 4.95%, 6/1/43	500,000	478,750
Element Solutions, Inc., 5.875%, 12/1/25(1)	370,000	365,364
Huntsman International LLC, 5.125%, 11/15/22	195,000	200,234
Olin Corp., 5.125%, 9/15/27	360,000	324,192
Olin Corp., 5.625%, 8/1/29	500,000	462,900
Tronox Finance plc, 5.75%, 10/1/25(1)	680,000	612,847
		2,853,173
Commercial Services and Supplies — 2.4%
ADT Security Corp. (The), 6.25%, 10/15/21	355,000	348,951
Clean Harbors, Inc., 4.875%, 7/15/27(1)	500,000	492,225
Covanta Holding Corp., 5.875%, 3/1/24	606,000	576,454
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	555,000	514,574
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	500,000	497,023
RR Donnelley & Sons Co., 6.00%, 4/1/24	415,000	410,329
		2,839,556
Communications Equipment — 0.7%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	70,000	64,589
CommScope Technologies LLC, 5.00%, 3/15/27(1)	285,000	249,396
CommScope, Inc., 5.50%, 3/1/24(1)	150,000	152,738
CommScope, Inc., 5.50%, 6/15/24(1)	238,000	221,571
CommScope, Inc., 8.25%, 3/1/27(1)	200,000	193,890
		882,184
Consumer Finance — 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	300,000	269,316
Ally Financial, Inc., 4.625%, 3/30/25	75,000	72,149
Ally Financial, Inc., 5.75%, 11/20/25	168,000	165,598
Ally Financial, Inc., 8.00%, 11/1/31	210,000	242,561
Navient Corp., 5.00%, 10/26/20	60,000	59,307
Navient Corp., 5.50%, 1/25/23	705,000	667,987
Navient Corp., MTN, 6.125%, 3/25/24	140,000	131,954
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	460,000	416,228
		2,025,100
Containers and Packaging — 4.5%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(2)	800,000	691,560
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	415,000	419,274
Ball Corp., 5.00%, 3/15/22	205,000	212,105
Ball Corp., 4.00%, 11/15/23	90,000	91,347
Ball Corp., 5.25%, 7/1/25	250,000	273,389
Berry Global, Inc., 5.50%, 5/15/22	100,000	99,252
Berry Global, Inc., 5.125%, 7/15/23	330,000	333,191
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	845,000	871,601
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	480,000	445,186

11

	Principal Amount	Value
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	$100,000	$76,503
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	240,000	236,701
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	390,000	389,511
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	785,000	802,172
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	445,500
		5,387,292
Diversified Financial Services — 0.7%
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(1)	500,000	528,750
Voya Financial, Inc., VRN, 5.65%, 5/15/53	350,000	321,389
		850,139
Diversified Telecommunication Services — 5.4%
Altice France SA, 7.375%, 5/1/26(1)	815,000	827,673
CenturyLink, Inc., 5.625%, 4/1/20	655,000	655,000
CenturyLink, Inc., 5.80%, 3/15/22	860,000	872,608
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	195,000	197,675
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	479,300
Intelsat Jackson Holdings SA, 5.50%, 8/1/23(7)	1,100,000	683,381
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(7)	560,000	353,503
Level 3 Financing, Inc., 5.375%, 8/15/22	290,000	291,668
Level 3 Financing, Inc., 5.375%, 5/1/25	185,000	185,232
Level 3 Financing, Inc., 5.25%, 3/15/26	450,000	452,216
Sprint Capital Corp., 6.875%, 11/15/28	280,000	321,370
Sprint Capital Corp., 8.75%, 3/15/32	265,000	351,933
Telecom Italia Capital SA, 6.375%, 11/15/33	750,000	765,413
		6,436,972
Electric Utilities — 0.7%
NRG Energy, Inc., 7.25%, 5/15/26	530,000	558,116
Talen Energy Supply LLC, 6.50%, 6/1/25	390,000	255,858
		813,974
Electronic Equipment, Instruments and Components — 0.3%
Sensata Technologies BV, 5.00%, 10/1/25(1)	338,000	322,369
Energy Equipment and Services — 0.3%
Nabors Industries, Inc., 4.625%, 9/15/21	38,000	24,331
Precision Drilling Corp., 5.25%, 11/15/24	375,000	134,529
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	250,000	204,242
		363,102
Entertainment — 1.3%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	140,000	59,676
Cinemark USA, Inc., 5.125%, 12/15/22	165,000	131,742
Netflix, Inc., 5.875%, 11/15/28	500,000	537,775
Netflix, Inc., 5.375%, 11/15/29(1)	750,000	787,912
		1,517,105
Equity Real Estate Investment Trusts (REITs) — 2.7%
Equinix, Inc., 5.375%, 5/15/27	520,000	521,731
Iron Mountain, Inc., 5.75%, 8/15/24	395,000	395,976

12

	Principal Amount	Value
Iron Mountain, Inc., 4.875%, 9/15/27(1)	$500,000	$488,484
Iron Mountain, Inc., 4.875%, 9/15/29(1)	500,000	473,174
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	458,971
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	1,000,000	925,625
SBA Communications Corp., 3.875%, 2/15/27(1)	20,000	20,200
		3,284,161
Food and Staples Retailing — 1.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	890,000	882,880
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24	595,000	608,370
Rite Aid Corp., 6.125%, 4/1/23(1)	212,000	183,910
Rite Aid Corp., 7.50%, 7/1/25(1)	123,000	117,772
Sysco Corp., 5.65%, 4/1/25(3)	170,000	177,199
		1,970,131
Food Products — 4.3%
B&G Foods, Inc., 5.25%, 4/1/25	260,000	255,298
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	280,000	284,550
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	45,000	45,844
Kraft Heinz Foods Co., 3.00%, 6/1/26	500,000	487,095
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)	950,000	908,298
Kraft Heinz Foods Co., 4.375%, 6/1/46	500,000	453,312
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	460,000	455,977
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	755,000	763,498
Post Holdings, Inc., 5.00%, 8/15/26(1)	935,000	967,444
Post Holdings, Inc., 5.50%, 12/15/29(1)	250,000	260,713
Post Holdings, Inc., 4.625%, 4/15/30(1)	250,000	241,250
		5,123,279
Health Care Equipment and Supplies — 0.4%
Hologic, Inc., 4.375%, 10/15/25(1)	500,000	498,273
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	40,000	38,099
		536,372
Health Care Providers and Services — 7.5%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	96,156
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	290,000	275,107
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	550,000	536,552
Centene Corp., 4.75%, 1/15/25	700,000	713,128
Centene Corp., 4.625%, 12/15/29(1)	380,000	384,009
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	575,000	550,203
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	85,000	59,530
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)(4)	52,000	48,230
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	127,000	51,435
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(1)	315,000	248,455
DaVita, Inc., 5.125%, 7/15/24	532,000	533,732
DaVita, Inc., 5.00%, 5/1/25	722,000	725,570

13

	Principal Amount	Value
Encompass Health Corp., 5.75%, 11/1/24	$160,000	$161,753
Envision Healthcare Corp., 8.75%, 10/15/26(1)	300,000	75,313
HCA, Inc., 5.00%, 3/15/24	190,000	197,068
HCA, Inc., 7.69%, 6/15/25	500,000	529,373
HCA, Inc., 4.50%, 2/15/27	480,000	495,314
HCA, Inc., 3.50%, 9/1/30	430,000	391,890
IQVIA, Inc., 5.00%, 10/15/26(1)	485,000	498,079
IQVIA, Inc., 5.00%, 5/15/27(1)	300,000	308,840
LifePoint Health, Inc., 4.375%, 2/15/27(1)	400,000	379,800
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	230,000	82,511
Tenet Healthcare Corp., 8.125%, 4/1/22	470,000	446,660
Tenet Healthcare Corp., 6.75%, 6/15/23	780,000	724,429
Tenet Healthcare Corp., 5.125%, 5/1/25	500,000	476,250
		8,989,387
Hotels, Restaurants and Leisure — 5.4%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	500,000	480,622
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	450,000	418,252
Aramark Services, Inc., 5.00%, 2/1/28(1)	400,000	374,468
Boyd Gaming Corp., 6.375%, 4/1/26	350,000	304,693
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	600,000	437,820
Eldorado Resorts, Inc., 7.00%, 8/1/23	600,000	543,753
Golden Nugget, Inc., 6.75%, 10/15/24(1)	610,000	388,790
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	455,000	427,129
International Game Technology plc, 6.50%, 2/15/25(1)	585,000	522,031
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	250,000	251,544
MGM Resorts International, 6.00%, 3/15/23	350,000	339,939
MGM Resorts International, 4.625%, 9/1/26	215,000	184,313
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	680,000	510,280
Scientific Games International, Inc., 8.25%, 3/15/26(1)	200,000	129,146
Scientific Games International, Inc., 7.25%, 11/15/29(1)	500,000	312,225
Station Casinos LLC, 5.00%, 10/1/25(1)	100,000	84,031
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	605,000	567,169
Yum! Brands, Inc., 3.75%, 11/1/21	200,000	191,760
		6,467,965
Household Durables — 3.8%
Beazer Homes USA, Inc., 5.875%, 10/15/27	330,000	251,650
Lennar Corp., 4.50%, 4/30/24	695,000	684,085
Mattamy Group Corp., 4.625%, 3/1/30(1)	330,000	285,656
MDC Holdings, Inc., 3.85%, 1/15/30	990,000	896,569
Meritage Homes Corp., 7.00%, 4/1/22	110,000	110,928
Meritage Homes Corp., 5.125%, 6/6/27	230,000	218,165
Newell Brands, Inc., 4.20%, 4/1/26	500,000	490,174
PulteGroup, Inc., 5.50%, 3/1/26	465,000	461,760
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(1)	570,000	536,512
14

	Principal Amount	Value
Toll Brothers Finance Corp., 4.35%, 2/15/28	$200,000	$183,709
Toll Brothers Finance Corp., 3.80%, 11/1/29	500,000	441,288
		4,560,496
Household Products — 0.6%
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	365,000	356,333
Spectrum Brands, Inc., 5.75%, 7/15/25	325,000	306,303
		662,636
Insurance — 0.3%
Genworth Holdings, Inc., 7.625%, 9/24/21	315,000	301,442
Interactive Media and Services — 0.4%
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	520,000	466,544
IT Services — 0.3%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	290,000	304,078
Life Sciences Tools and Services — 0.4%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	500,000	484,725
Media — 13.2%
Altice Financing SA, 7.50%, 5/15/26(1)	1,205,000	1,178,550
AMC Networks, Inc., 4.75%, 8/1/25	730,000	714,491
Cablevision Systems Corp., 5.875%, 9/15/22	705,000	715,815
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	625,000	644,659
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	880,000	894,036
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	515,000	521,190
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	500,000	504,780
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	1,000,000	985,625
CSC Holdings LLC, 6.75%, 11/15/21	565,000	585,764
CSC Holdings LLC, 5.375%, 7/15/23(1)	460,000	467,477
CSC Holdings LLC, 6.625%, 10/15/25(1)	200,000	211,756
CSC Holdings LLC, 5.50%, 5/15/26(1)	245,000	255,123
CSC Holdings LLC, 5.50%, 4/15/27(1)	735,000	764,731
DISH DBS Corp., 5.125%, 5/1/20	200,000	199,161
DISH DBS Corp., 5.00%, 3/15/23	435,000	420,871
DISH DBS Corp., 5.875%, 11/15/24	630,000	617,454
Gray Television, Inc., 5.125%, 10/15/24(1)	475,000	461,940
Gray Television, Inc., 5.875%, 7/15/26(1)	455,000	440,599
Lamar Media Corp., 5.00%, 5/1/23	290,000	289,266
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	635,000	601,659
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	400,000	393,220
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	485,000	449,840
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	315,000	313,817
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	350,000	355,686
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	250,000	256,388
TEGNA, Inc., 5.50%, 9/15/24(1)	415,000	395,806
TEGNA, Inc., 5.00%, 9/15/29(1)	260,000	234,975
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	322,500
ViacomCBS, Inc., VRN, 6.25%, 2/28/57	200,000	173,065
Videotron Ltd., 5.00%, 7/15/22	280,000	280,006
Virgin Media Finance plc, 5.75%, 1/15/25(1)	640,000	626,397

15

	Principal Amount	Value
Ziggo BV, 5.50%, 1/15/27(1)	$607,000	$610,369
		15,887,016
Metals and Mining — 4.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	410,000	400,640
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	830,000	647,400
Cleveland-Cliffs, Inc., 7.00%, 3/15/27(1)	400,000	246,000
Constellium SE, 6.625%, 3/1/25(1)	835,000	757,738
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	305,000	273,079
Freeport-McMoRan, Inc., 3.55%, 3/1/22	49,000	47,268
Freeport-McMoRan, Inc., 4.125%, 3/1/28	310,000	272,533
Freeport-McMoRan, Inc., 5.40%, 11/14/34	655,000	610,439
Novelis Corp., 5.875%, 9/30/26(1)	780,000	770,899
Steel Dynamics, Inc., 5.00%, 12/15/26	360,000	376,304
Teck Resources Ltd., 6.25%, 7/15/41	465,000	403,855
United States Steel Corp., 6.875%, 8/15/25	100,000	70,356
		4,876,511
Oil, Gas and Consumable Fuels — 6.4%
Aker BP ASA, 3.75%, 1/15/30(1)	500,000	376,411
Antero Resources Corp., 5.125%, 12/1/22	255,000	133,962
Antero Resources Corp., 5.625%, 6/1/23	155,000	63,162
Callon Petroleum Co., 6.25%, 4/15/23	235,000	57,568
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	245,000	215,602
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	85,000	77,566
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	450,000	404,582
Cheniere Energy Partners LP, 5.25%, 10/1/25	500,000	468,735
Cheniere Energy Partners LP, 5.625%, 10/1/26	350,000	327,468
Chesapeake Energy Corp., 11.50%, 1/1/25(1)	178,000	30,260
CNX Resources Corp., 5.875%, 4/15/22	429,000	395,752
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	140,000	79,304
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	266,814
Denbury Resources, Inc., 9.00%, 5/15/21(1)	255,000	76,309
EnLink Midstream Partners LP, 4.85%, 7/15/26	700,000	349,067
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	130,000	92,137
Gulfport Energy Corp., 6.00%, 10/15/24	105,000	26,512
Gulfport Energy Corp., 6.375%, 5/15/25	410,000	103,010
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)	240,000	112,499
MEG Energy Corp., 7.00%, 3/31/24(1)	81,000	37,868
MEG Energy Corp., 6.50%, 1/15/25(1)	295,000	187,141
NuStar Logistics LP, 4.75%, 2/1/22	155,000	122,739
Oasis Petroleum, Inc., 6.875%, 3/15/22	500,000	102,500
Oasis Petroleum, Inc., 6.25%, 5/1/26(1)	500,000	83,787
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(1)	580,000	452,371
QEP Resources, Inc., 5.375%, 10/1/22	565,000	270,316
SM Energy Co., 5.00%, 1/15/24	365,000	110,867

16

	Principal Amount	Value
Southwestern Energy Co., 6.20%, 1/23/25	$555,000	$382,073
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	850,000	742,749
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 3/1/27(1)	500,000	268,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	471,000	408,336
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	461,000	396,400
Whiting Petroleum Corp., 5.75%, 3/15/21(7)	760,000	56,202
WPX Energy, Inc., 8.25%, 8/1/23	235,000	174,780
WPX Energy, Inc., 5.25%, 10/15/27	500,000	277,775
		7,731,374
Personal Products — 0.2%
Avon Products, Inc., 7.00%, 3/15/23	280,000	232,334
Pharmaceuticals — 3.3%
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	177,000	175,008
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	700,000	693,879
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	800,000	813,244
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	1,000,000	954,200
Elanco Animal Health, Inc., 5.02%, 8/28/23	350,000	354,669
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	750,000	757,087
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	300,000	254,978
		4,003,065
Professional Services — 0.3%
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(1)	375,000	384,364
Road and Rail — 1.8%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	800,000	736,000
Hertz Corp. (The), 6.25%, 10/15/22	235,000	166,375
United Rentals North America, Inc., 5.50%, 7/15/25	170,000	167,663
United Rentals North America, Inc., 5.50%, 5/15/27	555,000	545,246
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	487,775
		2,103,059
Semiconductors and Semiconductor Equipment — 0.4%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	455,000	457,200
Software — 0.8%
Infor US, Inc., 6.50%, 5/15/22	513,000	502,566
NortonLifeLock, Inc., 4.20%, 9/15/20	500,000	496,877
		999,443
Specialty Retail — 1.1%
L Brands, Inc., 5.625%, 2/15/22	525,000	490,744
PetSmart, Inc., 5.875%, 6/1/25(1)	180,000	178,650
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	185,000	175,282
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	550,000	513,559
		1,358,235

17

	Principal Amount	Value
Technology Hardware, Storage and Peripherals — 1.1%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	$175,000	$175,000
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	335,000	347,144
EMC Corp., 2.65%, 6/1/20	150,000	149,707
NCR Corp., 5.00%, 7/15/22	380,000	358,625
Western Digital Corp., 4.75%, 2/15/26	340,000	346,885
		1,377,361
Textiles, Apparel and Luxury Goods — 0.4%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	475,000	473,221
Trading Companies and Distributors — 0.3%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	370,000	336,239
Wireless Telecommunication Services — 3.2%
Sprint Corp., 7.25%, 9/15/21	785,000	813,385
Sprint Corp., 7.875%, 9/15/23	380,000	421,281
Sprint Corp., 7.125%, 6/15/24	550,000	607,742
Sprint Corp., 7.625%, 2/15/25	280,000	311,962
T-Mobile USA, Inc., 6.00%, 3/1/23	350,000	354,118
T-Mobile USA, Inc., 6.375%, 3/1/25	355,000	365,208
T-Mobile USA, Inc., 6.50%, 1/15/26	445,000	469,720
T-Mobile USA, Inc., 4.75%, 2/1/28	500,000	519,025
		3,862,441
TOTAL CORPORATE BONDS (Cost $121,411,280)		110,419,015
PREFERRED STOCKS — 0.9%
Banks — 0.9%
BNP Paribas SA, 4.50%(1)	378,000	291,296
JPMorgan Chase & Co., 4.00%	890,000	760,617
TOTAL PREFERRED STOCKS (Cost $1,268,000)		1,051,913
BANK LOAN OBLIGATIONS(5) — 0.5%
Health Care Providers and Services — 0.3%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 3.50%, (1-month LIBOR plus 2.50%), 2/16/23	$486,446	451,057
Pharmaceuticals — 0.2%
Bausch Health Companies Inc., 2018 Term Loan B, 3.61%, (1-month LIBOR plus 3.00%), 6/2/25	225,203	215,538
TOTAL BANK LOAN OBLIGATIONS (Cost $710,224)		666,595
ASSET-BACKED SECURITIES — 0.3%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	188,646	174,532
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	201,069	192,230
TOTAL ASSET-BACKED SECURITIES (Cost $391,478)		366,762

18

	Shares	Value
TEMPORARY CASH INVESTMENTS — 5.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $2,121,136), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $2,079,895)		$2,079,894
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,130,835	4,130,835
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,210,729)		6,210,729
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $50,440)	50,440	50,440
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $130,042,151)		118,765,454
OTHER ASSETS AND LIABILITIES — 1.2%		1,410,485
TOTAL NET ASSETS — 100.0%		$120,175,939

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $53,753,862, which represented 44.7% of total net assets.

(2)	The security's rate was paid in cash at the last payment date.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $48,230. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(6)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $50,440.

(7)	Security is in default.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $129,991,711) — including $48,230 of securities on loan	$118,715,014
Investment made with cash collateral received for securities on loan, at value (cost of $50,440)	50,440
Total investment securities, at value (cost of $130,042,151)	118,765,454
Receivable for investments sold	154,481
Receivable for capital shares sold	62,739
Interest and dividends receivable	1,736,511
Securities lending receivable	3,714
120,722,899

Liabilities
Payable for collateral received for securities on loan	50,440
Payable for investments purchased	241,769
Payable for capital shares redeemed	116,964
Accrued management fees	80,369
Distribution and service fees payable	5,438
Dividends payable	51,980
546,960

Net Assets	$120,175,939

Net Assets Consist of:
Capital paid in	$172,254,836
Distributable earnings	(52,078,897)
$120,175,939

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$89,168,276	17,768,738	$5.02
I Class	$4,063,423	807,923	$5.03
Y Class	$10,819,314	2,153,420	$5.02
A Class	$11,313,523	2,252,122	$5.02*
C Class	$2,775,202	552,636	$5.02
R Class	$863,654	171,996	$5.02
R5 Class	$1,012,870	201,603	$5.02
R6 Class	$159,677	31,828	$5.02

*	Maximum offering price $5.26 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$7,489,104
Securities lending, net	57,194
Dividends	37,890
7,584,188

Expenses:
Management fees	1,107,474
Distribution and service fees:
A Class	32,147
C Class	43,932
R Class	4,814
Trustees' fees and expenses	10,689
Other expenses	2,454
1,201,510
Fees waived(1)	(33,079)
1,168,431

Net investment income (loss)	6,415,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,195,898)
Swap agreement transactions	56,943
(2,138,955)

Change in net unrealized appreciation (depreciation) on:
Investments	(11,016,041)
Swap agreements	(56,525)
(11,072,566)

Net realized and unrealized gain (loss)	(13,211,521)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,795,764)

(1)	Amount consists of $25,632, $1,096, $1,646, $2,849, $1,204, $209, $398 and $45 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$6,415,757	$7,425,212
Net realized gain (loss)	(2,138,955)	(2,294,661)
Change in net unrealized appreciation (depreciation)	(11,072,566)	1,607,485
Net increase (decrease) in net assets resulting from operations	(6,795,764)	6,738,036

Distributions to Shareholders
From earnings:
Investor Class	(4,983,213)	(5,993,988)
I Class	(228,569)	(154,119)
Y Class	(442,665)	(153,733)
A Class	(559,791)	(626,853)
C Class	(158,889)	(301,522)
R Class	(39,488)	(47,087)
R5 Class	(87,289)	(87,006)
R6 Class	(9,313)	(217,873)
Decrease in net assets from distributions	(6,509,217)	(7,582,181)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,445,921)	(9,199,688)

Net increase (decrease) in net assets	(18,750,902)	(10,043,833)

Net Assets
Beginning of period	138,926,841	148,970,674
End of period	$120,175,939	$138,926,841

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$50,440	—	—	—	$50,440
Gross amount of recognized liabilities for securities lending transactions					$50,440

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. From April 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.07% of the fund's management fee. Effective August 1, 2019, the investment advisor terminated the waiver and decreased the annual management fee by 0.07%.

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The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2020 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range*	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.4725% to 0.5900%	0.2500% to 0.3100%	0.80%	0.77%
I Class		0.1500% to 0.2100%	0.70%	0.67%
Y Class		0.0500% to 0.1100%	0.60%	0.57%
A Class		0.2500% to 0.3100%	0.80%	0.77%
C Class		0.2500% to 0.3100%	0.80%	0.77%
R Class		0.2500% to 0.3100%	0.80%	0.77%
R5 Class		0.0500% to 0.1100%	0.60%	0.57%
R6 Class		0.0000% to 0.0600%	0.55%	0.52%
*Prior to August 1, 2019, the investment category fee range was 0.5425% to 0.6600%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $49,063,499 and $53,463,104, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,942,542	$27,375,119	12,448,873	$69,118,275
Issued in reinvestment of distributions	778,790	4,321,248	955,164	5,263,536
Redeemed	(7,917,597)	(43,284,857)	(13,350,485)	(73,963,906)
	(2,196,265)	(11,588,490)	53,552	417,905
I Class
Sold	795,961	4,436,745	90,790	506,228
Issued in reinvestment of distributions	41,109	228,569	26,689	147,594
Redeemed	(443,286)	(2,440,782)	(483,393)	(2,695,266)
	393,784	2,224,532	(365,914)	(2,041,444)
Y Class
Sold	1,239,405	6,896,371	1,012,561	5,600,018
Issued in reinvestment of distributions	79,896	442,665	28,019	153,678
Redeemed	(198,254)	(1,080,041)	(55,116)	(298,822)
	1,121,047	6,258,995	985,464	5,454,874
A Class
Sold	613,504	3,434,886	426,615	2,368,335
Issued in reinvestment of distributions	95,214	528,748	107,600	593,585
Redeemed	(596,450)	(3,292,248)	(723,224)	(3,992,813)
	112,268	671,386	(189,009)	(1,030,893)
C Class
Sold	36,604	205,299	87,824	483,241
Issued in reinvestment of distributions	25,735	143,114	50,386	278,026
Redeemed	(514,997)	(2,837,953)	(617,331)	(3,404,093)
	(452,658)	(2,489,540)	(479,121)	(2,642,826)
R Class
Sold	82,658	458,549	93,275	513,476
Issued in reinvestment of distributions	6,991	38,799	8,356	46,121
Redeemed	(95,927)	(525,608)	(109,721)	(604,783)
	(6,278)	(28,260)	(8,090)	(45,186)
R5 Class
Sold	95,173	531,721	67,739	375,160
Issued in reinvestment of distributions	15,688	87,274	15,653	86,374
Redeemed	(207,666)	(1,101,339)	(101,804)	(566,900)
	(96,805)	(482,344)	(18,412)	(105,366)
R6 Class
Sold	1,297	7,215	54,007	301,428
Issued in reinvestment of distributions	1,679	9,313	38,855	216,459
Redeemed	(5,361)	(28,728)	(1,737,462)	(9,724,639)
	(2,385)	(12,200)	(1,644,600)	(9,206,752)
Net increase (decrease)	(1,127,292)	$(5,445,921)	(1,666,130)	$(9,199,688)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$110,419,015	—
Preferred Stocks	—	1,051,913	—
Bank Loan Obligations	—	666,595	—
Asset-Backed Securities	—	366,762	—
Temporary Cash Investments	$4,130,835	2,079,894	—
Temporary Cash Investments - Securities Lending Collateral	50,440	—	—
	$4,181,275	$114,584,179	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,089,000.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2020, the effect of credit risk derivative instruments on the Statement of Operations was $56,943 in net realized gain (loss) on swap agreement transactions and $(56,525) in change in net unrealized appreciation (depreciation) on swap agreements.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$6,509,217	$7,582,181
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$130,084,822
Gross tax appreciation of investments	$1,251,313
Gross tax depreciation of investments	(12,570,681)
Net tax appreciation (depreciation) of investments	$(11,319,368)
Other book-to-tax adjustments	$(26,301)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,762,656)
Accumulated long-term capital losses	$(36,970,572)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$5.54	0.25	(0.51)	(0.26)	(0.26)	$5.02	(5.09)%	0.78%	0.81%	4.55%	4.52%	38%	$89,168
2019	$5.57	0.29	(0.03)	0.26	(0.29)	$5.54	4.91%	0.79%	0.86%	5.22%	5.15%	24%	$110,624
2018	$5.73	0.29	(0.15)(3)	0.14	(0.30)	$5.57	2.33%	0.83%	0.86%	5.03%	5.00%	20%	$110,940
2017	$5.36	0.29	0.37	0.66	(0.29)	$5.73	12.62%	0.85%	0.85%	5.13%	5.13%	29%	$287,088
2016	$5.92	0.30	(0.55)	(0.25)	(0.31)	$5.36	(4.30)%	0.85%	0.85%	5.36%	5.36%	24%	$344,505
I Class
2020	$5.55	0.26	(0.52)	(0.26)	(0.26)	$5.03	(4.98)%	0.68%	0.71%	4.65%	4.62%	38%	$4,063
2019	$5.58	0.30	(0.03)	0.27	(0.30)	$5.55	5.01%	0.69%	0.76%	5.32%	5.25%	24%	$2,300
2018(4)	$5.75	0.29	(0.17)(3)	0.12	(0.29)	$5.58	2.11%	0.73%(5)	0.76%(5)	5.22%(5)	5.19%(5)	20%(6)	$4,356
Y Class
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$10,819
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$5,727
2018(4)	$5.75	0.30	(0.17)(3)	0.13	(0.30)	$5.58	2.20%	0.63%(5)	0.66%(5)	5.51%(5)	5.48%(5)	20%(6)	$262

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$5.55	0.24	(0.53)	(0.29)	(0.24)	$5.02	(5.50)%	1.03%	1.06%	4.30%	4.27%	38%	$11,314
2019	$5.58	0.28	(0.03)	0.25	(0.28)	$5.55	4.65%	1.04%	1.11%	4.97%	4.90%	24%	$11,868
2018	$5.73	0.28	(0.15)(3)	0.13	(0.28)	$5.58	2.25%	1.08%	1.11%	4.78%	4.75%	20%	$12,985
2017	$5.36	0.28	0.37	0.65	(0.28)	$5.73	12.35%	1.10%	1.10%	4.88%	4.88%	29%	$22,166
2016	$5.92	0.28	(0.55)	(0.27)	(0.29)	$5.36	(4.54)%	1.10%	1.10%	5.11%	5.11%	24%	$24,610
C Class
2020	$5.54	0.20	(0.52)	(0.32)	(0.20)	$5.02	(6.04)%	1.78%	1.81%	3.55%	3.52%	38%	$2,775
2019	$5.57	0.23	(0.02)	0.21	(0.24)	$5.54	3.87%	1.79%	1.86%	4.22%	4.15%	24%	$5,574
2018	$5.73	0.24	(0.16)(3)	0.08	(0.24)	$5.57	1.31%	1.83%	1.86%	4.03%	4.00%	20%	$8,275
2017	$5.36	0.23	0.38	0.61	(0.24)	$5.73	11.51%	1.85%	1.85%	4.13%	4.13%	29%	$9,985
2016	$5.92	0.24	(0.55)	(0.31)	(0.25)	$5.36	(5.25)%	1.85%	1.85%	4.36%	4.36%	24%	$9,695
R Class
2020	$5.54	0.22	(0.51)	(0.29)	(0.23)	$5.02	(5.57)%	1.28%	1.31%	4.05%	4.02%	38%	$864
2019	$5.57	0.26	(0.02)	0.24	(0.27)	$5.54	4.39%	1.29%	1.36%	4.72%	4.65%	24%	$988
2018	$5.73	0.26	(0.15)(3)	0.11	(0.27)	$5.57	1.82%	1.33%	1.36%	4.53%	4.50%	20%	$1,039
2017	$5.36	0.26	0.38	0.64	(0.27)	$5.73	12.06%	1.35%	1.35%	4.63%	4.63%	29%	$1,516
2016	$5.92	0.27	(0.55)	(0.28)	(0.28)	$5.36	(4.78)%	1.35%	1.35%	4.86%	4.86%	24%	$1,624

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$1,013
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$1,656
2018	$5.73	0.29	(0.13)(3)	0.16	(0.31)	$5.58	2.72%	0.63%	0.66%	5.23%	5.20%	20%	$1,767
2017	$5.36	0.30	0.38	0.68	(0.31)	$5.73	12.85%	0.65%	0.65%	5.33%	5.33%	29%	$537,457
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	$5.36	(4.11)%	0.65%	0.65%	5.56%	5.56%	24%	$473,014
R6 Class
2020	$5.54	0.27	(0.52)	(0.25)	(0.27)	$5.02	(4.85)%	0.53%	0.56%	4.80%	4.77%	38%	$160
2019	$5.57	0.30	(0.02)	0.28	(0.31)	$5.54	5.17%	0.54%	0.61%	5.47%	5.40%	24%	$190
2018	$5.73	0.30	(0.15)(3)	0.15	(0.31)	$5.57	2.58%	0.58%	0.61%	5.28%	5.25%	20%	$9,348
2017	$5.36	0.30	0.38	0.68	(0.31)	$5.73	12.90%	0.60%	0.60%	5.38%	5.38%	29%	$88,697
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	$5.36	(4.06)%	0.60%	0.60%	5.61%	5.61%	24%	$55,552

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 2005

Annual Report

March 31, 2020

NT Diversified Bond Fund
G Class (ACLDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLDX	8.18%	3.09%	3.81%	5/12/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.93%	3.35%	3.88%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010

Value on March 31, 2020
G Class — $14,545

Bloomberg Barclays U.S. Aggregate Bond Index — $14,639

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

NT Diversified Bond returned 8.18%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.93%. Returns for the fund and the index largely reflected the defensive characteristics of the broad U.S. investment-grade bond market in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid a global flight to quality, riskier investments, including corporate and securitized bonds, suffered significant losses. The Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities, municipal bonds (munis) and investment-grade corporate bonds. Against this backdrop, an underweight position in Treasuries, relative to the benchmark, accounted for much of NT Diversified Bond’s underperformance.

Securitized Exposure Hindered Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including securitized bonds and corporate issues. This strategy diminished returns amid the late-period rush for stability and liquidity.

Throughout the period, we maintained an overweight position in securitized bonds, believing the sector offered better relative value and less volatility than corporate credit issues. The strategy generally aided performance during risk-on periods, but it proved detrimental amid the coronavirus sell-off. Forced selling created havoc for the sector, as the credit-sensitive holdings we favored, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations, were hardest hit. Agency-backed mortgages recovered slightly after the Fed announced its asset-purchase plan, which included agency mortgages.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Corporate, Non-Index Securities Weighed on Results

As sentiment on the economy started to soften during 2019, we reduced our allocation to the corporate bond sector. Combined with our view that the credit cycle had entered its final stage, we believed that valuations among corporate bonds had advanced to levels in line with fundamentals. In addition to trimming exposure, we maintained a higher-quality bias, given the then uncertainties surrounding the effects of tariffs on corporate earnings. We also reduced our out-of-index stake in high-yield bonds. Although our corporate exposure suffered with all risk assets in the early 2020 decline, investment-grade securities recovered slightly late in the period on news the Fed would purchase corporate bonds.

Meanwhile, our out-of-index allocation to inflation-linked securities modestly detracted from relative performance. Late in the period, longer-term inflation expectations (10-year breakeven rate) sagged to their lowest level since 2009.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified such opportunities in the securitized, corporate credit and muni sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying—high-quality corporate, mortgage and muni securities and Treasury inflation-protected securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

4

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life to Maturity	7.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	29.0%
U.S. Treasury Securities	24.9%
U.S. Government Agency Mortgage-Backed Securities	17.8%
Asset-Backed Securities	4.0%
Collateralized Mortgage Obligations	3.8%
Collateralized Loan Obligations	3.7%
Commercial Mortgage-Backed Securities	3.3%
Municipal Securities	1.7%
Sovereign Governments and Agencies	0.8%
U.S. Government Agency Securities	0.3%
Preferred Stocks	0.2%
Temporary Cash Investments	11.1%
Other Assets and Liabilities	(0.6)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,024.40	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 29.0%
Aerospace and Defense — 0.1%
United Technologies Corp., 6.05%, 6/1/36	$730,000	$977,230
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,834,576
		2,811,806
Automobiles — 0.6%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	4,280,000	4,215,800
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	1,200,000	1,122,000
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	2,220,000	2,053,500
General Motors Co., 5.15%, 4/1/38	1,500,000	1,089,692
General Motors Financial Co., Inc., 3.20%, 7/6/21	3,110,000	2,972,096
General Motors Financial Co., Inc., 5.25%, 3/1/26	1,480,000	1,308,891
		12,761,979
Banks — 6.0%
Banco Santander SA, 3.50%, 4/11/22	2,600,000	2,573,716
Bank of America Corp., MTN, 4.00%, 1/22/25	5,140,000	5,437,307
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	3,020,000	3,138,914
Bank of America Corp., VRN, 3.00%, 12/20/23	3,664,000	3,737,820
Bank of America Corp., VRN, 3.42%, 12/20/28	80,000	82,770
Bank of Montreal, MTN, 3.30%, 2/5/24	4,433,000	4,638,213
Barclays Bank plc, 5.14%, 10/14/20	2,290,000	2,312,347
BNP Paribas SA, VRN, 2.82%, 11/19/25(1)	2,630,000	2,602,748
BPCE SA, 3.00%, 5/22/22(1)	2,060,000	2,041,485
BPCE SA, 5.15%, 7/21/24(1)	1,870,000	1,975,044
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	4,200,000	4,165,148
Citigroup, Inc., 2.90%, 12/8/21	7,951,000	8,029,495
Citigroup, Inc., 2.75%, 4/25/22	4,508,000	4,534,889
Citigroup, Inc., 4.05%, 7/30/22	1,400,000	1,426,900
Citigroup, Inc., VRN, 3.52%, 10/27/28	4,050,000	4,063,325
Cooperatieve Rabobank UA, 3.95%, 11/9/22	3,180,000	3,202,856
Discover Bank, 3.35%, 2/6/23	1,850,000	1,860,113
Discover Bank, 3.45%, 7/27/26	3,730,000	3,655,425
Fifth Third BanCorp., 4.30%, 1/16/24	750,000	806,522
Fifth Third BanCorp., 2.375%, 1/28/25	4,070,000	3,972,006
FNB Corp., 2.20%, 2/24/23	2,900,000	2,850,411
HSBC Holdings plc, 2.95%, 5/25/21	4,917,000	4,949,691
HSBC Holdings plc, 4.30%, 3/8/26	3,420,000	3,658,540
HSBC Holdings plc, 3.90%, 5/25/26	288,000	293,646
HSBC Holdings plc, 4.375%, 11/23/26	3,100,000	3,299,198
HSBC Holdings plc, 4.95%, 3/31/30	631,000	696,724
HSBC Holdings plc, VRN, 3.26%, 3/13/23	1,520,000	1,523,640
HSBC Holdings plc, VRN, 2.63%, 11/7/25	2,700,000	2,624,185
Huntington Bancshares, Inc., 2.55%, 2/4/30	5,230,000	4,765,575

7

	Principal Amount	Value
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24	$3,880,000	$4,117,119
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30	2,380,000	2,561,185
Lloyds Banking Group plc, VRN, 2.91%, 11/7/23	996,000	996,091
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	2,313,000	2,188,926
PNC Bank N.A., 2.70%, 10/22/29	3,300,000	3,208,636
Regions Financial Corp., 3.80%, 8/14/23	1,830,000	1,856,113
Royal Bank of Canada, 2.15%, 10/26/20	2,590,000	2,588,950
Sumitomo Mitsui Financial Group, Inc., 2.35%, 1/15/25	4,900,000	4,876,150
Truist Bank, 2.25%, 3/11/30	2,810,000	2,579,875
U.S. Bancorp, MTN, 3.60%, 9/11/24	1,910,000	1,964,419
Wells Fargo & Co., 4.125%, 8/15/23	760,000	784,996
Wells Fargo & Co., 3.00%, 10/23/26	3,950,000	4,056,052
Wells Fargo & Co., MTN, 4.65%, 11/4/44	1,555,000	1,799,215
		122,496,380
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	3,860,000	4,232,144
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	3,790,000	4,175,602
		8,407,746
Biotechnology — 1.2%
AbbVie, Inc., 2.90%, 11/6/22	3,240,000	3,281,891
AbbVie, Inc., 3.20%, 11/21/29(1)	3,065,000	3,145,840
AbbVie, Inc., 4.40%, 11/6/42	1,790,000	1,997,943
AbbVie, Inc., 4.25%, 11/21/49(1)	2,300,000	2,513,084
Amgen, Inc., 2.65%, 5/11/22	4,880,000	4,940,459
Amgen, Inc., 4.66%, 6/15/51	1,533,000	1,939,169
Gilead Sciences, Inc., 4.40%, 12/1/21	1,490,000	1,539,641
Gilead Sciences, Inc., 3.65%, 3/1/26	4,230,000	4,619,761
		23,977,788
Building Products — 0.1%
Carrier Global Corp., 2.72%, 2/15/30(1)	2,056,000	1,903,819
Capital Markets — 2.3%
Ares Capital Corp., 3.25%, 7/15/25	5,143,000	4,096,809
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)	1,610,000	1,532,350
Credit Suisse Group AG, VRN, 4.19%, 4/1/31(1)(2)	2,200,000	2,258,236
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	1,717,000	1,594,918
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25	2,090,000	2,123,156
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	6,500,000	6,657,425
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/22	1,450,000	1,458,626
KKR Group Finance Co. VII LLC, 3.625%, 2/25/50(1)	4,800,000	3,982,958
Morgan Stanley, 2.75%, 5/19/22	800,000	809,144
Morgan Stanley, MTN, 3.70%, 10/23/24	2,450,000	2,593,355
Morgan Stanley, MTN, 4.00%, 7/23/25	7,990,000	8,567,648
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31	1,540,000	1,512,793
Morgan Stanley, VRN, 3.97%, 7/22/38	920,000	1,014,896
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	2,050,000	1,845,103
State Street Corp., VRN, 2.83%, 3/30/23(1)	550,000	555,395
UBS Group AG, 3.49%, 5/23/23(1)	4,800,000	4,856,016

8

	Principal Amount	Value
UBS Group AG, 4.125%, 9/24/25(1)	$950,000	$988,912
		46,447,740
Chemicals — 0.2%
CF Industries, Inc., 4.50%, 12/1/26(1)	2,230,000	2,354,990
CF Industries, Inc., 5.15%, 3/15/34	1,610,000	1,643,488
		3,998,478
Commercial Services and Supplies — 0.6%
Republic Services, Inc., 3.55%, 6/1/22	1,910,000	1,960,907
Republic Services, Inc., 2.30%, 3/1/30	5,110,000	4,911,475
Waste Connections, Inc., 3.50%, 5/1/29	2,130,000	2,162,209
Waste Connections, Inc., 2.60%, 2/1/30	3,900,000	3,659,026
		12,693,617
Construction Materials — 0.2%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	3,442,000	3,154,067
Consumer Finance — 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	3,700,000	3,321,560
Ally Financial, Inc., 4.625%, 3/30/25	3,917,000	3,768,095
Ally Financial, Inc., 5.75%, 11/20/25	520,000	512,564
Capital One Bank USA N.A., 3.375%, 2/15/23	1,580,000	1,547,883
Capital One Bank USA N.A., VRN, 2.28%, 1/28/26	2,293,000	2,080,685
Capital One Financial Corp., 3.80%, 1/31/28	3,550,000	3,516,824
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	2,870,000	2,476,161
		17,223,772
Diversified Consumer Services — 0.1%
Pepperdine University, 3.30%, 12/1/59	2,290,000	2,653,880
Diversified Financial Services — 0.1%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	2,550,000	2,566,912
Diversified Telecommunication Services — 1.5%
AT&T, Inc., 3.875%, 8/15/21	2,780,000	2,848,376
AT&T, Inc., 3.80%, 2/15/27	1,200,000	1,249,716
AT&T, Inc., 4.10%, 2/15/28	1,300,000	1,368,411
AT&T, Inc., 4.30%, 2/15/30	3,000,000	3,235,361
AT&T, Inc., 5.15%, 11/15/46	1,236,000	1,460,191
Deutsche Telekom AG, 3.625%, 1/21/50(1)	3,210,000	3,209,231
Ooredoo International Finance Ltd., 3.25%, 2/21/23	930,000	906,124
Telefonica Emisiones SA, 5.46%, 2/16/21	1,590,000	1,624,340
Verizon Communications, Inc., 2.95%, 3/15/22	2,855,000	2,914,515
Verizon Communications, Inc., 2.45%, 11/1/22	1,737,000	1,767,166
Verizon Communications, Inc., 4.40%, 11/1/34	4,150,000	4,874,351
Verizon Communications, Inc., 4.75%, 11/1/41	1,490,000	1,742,219
Verizon Communications, Inc., 5.01%, 8/21/54	2,170,000	2,979,879
		30,179,880
Electric Utilities — 1.8%
AEP Transmission Co. LLC, 3.75%, 12/1/47	970,000	1,005,803
American Electric Power Co., Inc., 3.20%, 11/13/27	1,050,000	1,043,217
Berkshire Hathaway Energy Co., 1.77%, 2/1/25	1,550,000	1,628,665

9

	Principal Amount	Value
Berkshire Hathaway Energy Co., 1.125%, 7/15/48	$1,460,000	$1,537,451
Commonwealth Edison Co., 3.20%, 11/15/49	690,000	697,628
DTE Electric Co., 2.25%, 3/1/30	2,050,000	1,991,039
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,267,663
Duke Energy Corp., 2.65%, 9/1/26	1,540,000	1,531,879
Duke Energy Florida LLC, 6.35%, 9/15/37	463,000	640,538
Duke Energy Florida LLC, 3.85%, 11/15/42	1,410,000	1,558,726
Duke Energy Progress LLC, 3.25%, 8/15/25	1,000,000	1,067,826
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	566,615
Duke Energy Progress LLC, 3.70%, 10/15/46	515,000	558,027
Exelon Corp., 5.15%, 12/1/20	1,276,000	1,288,545
Exelon Corp., 4.45%, 4/15/46	1,400,000	1,423,483
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,251,194
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	1,250,000	1,254,346
Florida Power & Light Co., 4.125%, 2/1/42	930,000	1,011,856
Florida Power & Light Co., 3.15%, 10/1/49	1,160,000	1,209,164
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,403,646
Nevada Power Co., 2.40%, 5/1/30	1,470,000	1,409,112
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	2,210,000	2,285,943
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	1,520,000	1,492,591
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	1,160,000	1,132,216
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,037,459
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	970,000	871,933
Southwestern Public Service Co., 3.70%, 8/15/47	930,000	994,588
Xcel Energy, Inc., 3.35%, 12/1/26	1,000,000	990,022
Xcel Energy, Inc., 3.40%, 6/1/30(2)	2,000,000	2,031,400
		37,182,575
Electronic Equipment, Instruments and Components — 0.1%
Amphenol Corp., 2.05%, 3/1/25	3,000,000	2,846,874
Energy Equipment and Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	1,733,000	1,506,561
Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	560,000	610,884
American Tower Corp., 3.375%, 10/15/26	833,000	835,083
American Tower Corp., 2.90%, 1/15/30	2,810,000	2,751,824
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	625,000	623,004
Boston Properties LP, 3.65%, 2/1/26	2,410,000	2,569,814
Crown Castle International Corp., 5.25%, 1/15/23	2,474,000	2,627,240
Crown Castle International Corp., 3.30%, 7/1/30(2)	200,000	200,369
Duke Realty LP, 2.875%, 11/15/29	3,095,000	2,983,836
Duke Realty LP, 3.05%, 3/1/50	1,000,000	812,323
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,198,124
Healthcare Realty Trust, Inc., 2.40%, 3/15/30	1,600,000	1,426,107
Kilroy Realty LP, 3.80%, 1/15/23	1,670,000	1,701,798
Kimco Realty Corp., 2.80%, 10/1/26	2,130,000	2,082,884
National Retail Properties, Inc., 2.50%, 4/15/30	1,400,000	1,251,929

10

	Principal Amount	Value
Prologis LP, 2.125%, 4/15/27	$900,000	$858,974
Prologis LP, 3.00%, 4/15/50	2,035,000	1,773,349
Public Storage, 3.39%, 5/1/29	1,710,000	1,719,855
Service Properties Trust, 4.65%, 3/15/24	1,480,000	1,085,841
Ventas Realty LP, 4.125%, 1/15/26	720,000	720,403
Ventas Realty LP, 4.75%, 11/15/30(2)	600,000	590,538
		28,424,179
Food and Staples Retailing — 0.2%
Kroger Co. (The), 3.875%, 10/15/46	2,140,000	2,110,122
Sysco Corp., 5.95%, 4/1/30(2)	592,000	624,524
Walmart, Inc., 4.05%, 6/29/48	1,220,000	1,575,936
		4,310,582
Health Care Equipment and Supplies — 0.4%
Baxter International, Inc., 3.95%, 4/1/30(1)	400,000	433,394
Becton Dickinson and Co., 3.73%, 12/15/24	3,360,000	3,451,186
DH Europe Finance II Sarl, 3.40%, 11/15/49	1,480,000	1,462,046
Medtronic, Inc., 3.50%, 3/15/25	1,609,000	1,736,239
Medtronic, Inc., 4.375%, 3/15/35	1,131,000	1,413,267
		8,496,132
Health Care Providers and Services — 1.3%
Anthem, Inc., 3.65%, 12/1/27	1,400,000	1,449,018
Cigna Corp., 2.40%, 3/15/30	2,050,000	1,951,920
CommonSpirit Health, 2.95%, 11/1/22	860,000	840,720
CVS Health Corp., 3.50%, 7/20/22	2,820,000	2,895,845
CVS Health Corp., 2.75%, 12/1/22	1,345,000	1,355,740
CVS Health Corp., 4.30%, 3/25/28	3,250,000	3,458,338
CVS Health Corp., 4.78%, 3/25/38	1,510,000	1,664,397
Duke University Health System, Inc., 3.92%, 6/1/47	2,150,000	2,456,107
Partners Healthcare System, Inc., 3.19%, 7/1/49	1,395,000	1,402,815
UnitedHealth Group, Inc., 2.875%, 3/15/22	1,950,000	2,005,017
UnitedHealth Group, Inc., 3.75%, 7/15/25	2,640,000	2,869,298
UnitedHealth Group, Inc., 4.75%, 7/15/45	1,450,000	1,856,207
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,850,000	1,853,439
		26,058,861
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 4.70%, 12/9/35	1,070,000	1,213,117
Household Durables — 0.4%
D.R. Horton, Inc., 2.55%, 12/1/20	1,260,000	1,242,666
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	671,948
D.R. Horton, Inc., 2.50%, 10/15/24	2,140,000	2,003,151
Lennar Corp., 4.75%, 4/1/21	1,880,000	1,871,465
Toll Brothers Finance Corp., 4.35%, 2/15/28	1,940,000	1,781,973
		7,571,203
Household Products†
Kimberly-Clark Corp., 3.10%, 3/26/30	400,000	430,075
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	5,140,000	4,520,413

11

	Principal Amount	Value
Insurance — 1.2%
Aflac, Inc., 3.60%, 4/1/30(2)	$1,000,000	$1,014,379
American International Group, Inc., 4.125%, 2/15/24	4,170,000	4,383,902
American International Group, Inc., 4.50%, 7/16/44	3,040,000	3,121,018
Athene Holding Ltd., 6.15%, 4/3/30(2)	1,000,000	1,000,220
Berkshire Hathaway Finance Corp., 1.06%, 8/15/48	2,000,000	2,361,676
Chubb INA Holdings, Inc., 3.15%, 3/15/25	1,770,000	1,848,980
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49	2,603,000	2,474,861
Markel Corp., 4.90%, 7/1/22	1,400,000	1,407,936
MetLife, Inc., 4.125%, 8/13/42	450,000	475,799
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	1,790,000	1,816,811
Prudential Financial, Inc., MTN, 1.50%, 3/10/26	4,050,000	3,817,260
WR Berkley Corp., 4.625%, 3/15/22	1,100,000	945,556
		24,668,398
Internet and Direct Marketing Retail — 0.1%
eBay, Inc., 2.15%, 6/5/20	1,390,000	1,389,259
IT Services — 0.3%
Fiserv, Inc., 3.50%, 7/1/29	1,235,000	1,314,442
Global Payments, Inc., 3.20%, 8/15/29	2,460,000	2,417,743
Mastercard, Inc., 3.65%, 6/1/49	1,265,000	1,481,379
Visa, Inc., 1.90%, 4/15/27(2)	990,000	990,061
Western Union Co. (The), 2.85%, 1/10/25	876,000	873,637
		7,077,262
Machinery†
Otis Worldwide Corp., VRN, 2.09%, 4/5/23(1)	970,000	923,610
Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	2,560,000	2,762,797
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	865,000	905,599
Comcast Corp., 6.40%, 5/15/38	790,000	1,155,784
Comcast Corp., 4.75%, 3/1/44	2,800,000	3,555,246
Comcast Corp., 3.97%, 11/1/47	1,207,000	1,401,066
Fox Corp., 3.05%, 4/7/25(2)	525,000	530,637
ViacomCBS, Inc., 3.125%, 6/15/22	1,260,000	1,244,607
ViacomCBS, Inc., 4.25%, 9/1/23	1,840,000	1,879,273
		13,435,009
Metals and Mining — 0.3%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	4,900,000	4,166,495
Steel Dynamics, Inc., 3.45%, 4/15/30	1,440,000	1,312,765
		5,479,260
Multi-Utilities — 0.6%
Ameren Corp., 3.50%, 1/15/31(2)	607,000	611,201
CenterPoint Energy, Inc., 4.25%, 11/1/28	2,030,000	2,086,509
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	826,069
Dominion Energy, Inc., 4.90%, 8/1/41	2,210,000	2,314,743
NiSource, Inc., 5.65%, 2/1/45	1,310,000	1,511,080
Sempra Energy, 2.875%, 10/1/22	1,220,000	1,225,537

12

	Principal Amount	Value
Sempra Energy, 3.25%, 6/15/27	$1,700,000	$1,656,004
Sempra Energy, 4.00%, 2/1/48	1,000,000	963,308
		11,194,451
Oil, Gas and Consumable Fuels — 2.3%
Aker BP ASA, 3.75%, 1/15/30(1)	3,080,000	2,318,690
CNOOC Finance Ltd., 4.25%, 1/26/21	5,000,000	5,087,050
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,102,114
Concho Resources, Inc., 4.375%, 1/15/25	2,310,000	1,974,377
Continental Resources, Inc., 4.375%, 1/15/28	2,160,000	1,007,704
Diamondback Energy, Inc., 3.50%, 12/1/29	3,910,000	2,773,254
Ecopetrol SA, 5.875%, 5/28/45	690,000	618,457
Energy Transfer Operating LP, 4.25%, 3/15/23	2,400,000	2,153,821
Energy Transfer Operating LP, 3.75%, 5/15/30	1,960,000	1,544,389
Energy Transfer Operating LP, 4.90%, 3/15/35	1,600,000	1,263,176
Energy Transfer Operating LP, 6.50%, 2/1/42	420,000	380,102
Enterprise Products Operating LLC, 4.85%, 3/15/44	3,550,000	3,715,058
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,448,649
Equinor ASA, 3.25%, 11/18/49	960,000	949,816
Hess Corp., 6.00%, 1/15/40	970,000	701,528
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	947,194
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	2,729,000	2,683,367
MPLX LP, 5.25%, 1/15/25(1)	1,900,000	1,675,469
MPLX LP, 4.875%, 6/1/25	3,280,000	2,705,834
MPLX LP, 4.50%, 4/15/38	1,080,000	847,454
MPLX LP, 5.20%, 3/1/47	1,270,000	1,017,939
Ovintiv, Inc., 6.50%, 2/1/38	560,000	243,888
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	753,060
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	107,087
Petroleos Mexicanos, 4.625%, 9/21/23	1,800,000	1,469,601
Petroleos Mexicanos, 6.50%, 3/13/27	1,500,000	1,122,964
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	34,138
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	5,170,000	4,754,212
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	2,650,000	2,101,956
		47,502,348
Pharmaceuticals — 0.5%
Allergan Finance LLC, 3.25%, 10/1/22	2,210,000	2,218,256
Allergan Funding SCS, 3.85%, 6/15/24	2,557,000	2,682,974
Bristol-Myers Squibb Co., 3.25%, 8/15/22(1)	2,490,000	2,588,033
Bristol-Myers Squibb Co., 3.625%, 5/15/24(1)	850,000	899,775
Elanco Animal Health, Inc., 5.65%, 8/28/28	2,007,000	2,122,147
		10,511,185
Road and Rail — 0.8%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	2,500,000	2,300,000
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,354,425
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	750,000	891,202
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	2,880,000	3,385,909
CSX Corp., 3.25%, 6/1/27	2,830,000	2,913,108
13

	Principal Amount	Value
CSX Corp., 3.80%, 4/15/50	$1,002,000	$1,057,247
Union Pacific Corp., 2.40%, 2/5/30	1,470,000	1,439,942
Union Pacific Corp., 3.60%, 9/15/37	860,000	893,648
Union Pacific Corp., 3.84%, 3/20/60(1)	1,190,000	1,293,781
Union Pacific Corp., MTN, 3.55%, 8/15/39	980,000	991,411
		16,520,673
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	1,950,000	1,959,427
Software — 0.5%
Adobe, Inc., 2.30%, 2/1/30	3,200,000	3,211,509
Oracle Corp., 2.50%, 10/15/22	1,635,000	1,674,348
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,114,039
Oracle Corp., 2.50%, 4/1/25(2)	2,120,000	2,166,742
Oracle Corp., 2.95%, 4/1/30(2)	1,400,000	1,411,373
		10,578,011
Specialty Retail — 0.4%
Home Depot, Inc. (The), 3.00%, 4/1/26	1,640,000	1,734,236
Home Depot, Inc. (The), 5.95%, 4/1/41	1,860,000	2,614,408
Home Depot, Inc. (The), 3.90%, 6/15/47	1,120,000	1,265,001
Home Depot, Inc. (The), 3.35%, 4/15/50	1,403,000	1,529,959
		7,143,604
Technology Hardware, Storage and Peripherals — 0.5%
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	3,470,000	3,565,237
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	6,560,000	6,994,098
		10,559,335
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., 3.375%, 3/27/50	1,002,000	1,101,264
Trading Companies and Distributors — 0.2%
Air Lease Corp., MTN, 3.00%, 2/1/30	5,245,000	3,815,104
International Lease Finance Corp., 5.875%, 8/15/22	860,000	769,714
		4,584,818
Wireless Telecommunication Services — 0.2%
Vodafone Group plc, 2.95%, 2/19/23	4,693,000	4,797,442
TOTAL CORPORATE BONDS (Cost $601,243,959)		593,263,792
U.S. TREASURY SECURITIES — 24.9%
U.S. Treasury Bonds, 5.00%, 5/15/37	1,500,000	2,464,512
U.S. Treasury Bonds, 3.50%, 2/15/39(3)	12,000,000	17,087,813
U.S. Treasury Bonds, 3.125%, 11/15/41	19,000,000	25,952,812
U.S. Treasury Bonds, 3.00%, 5/15/42	24,000,000	32,227,500
U.S. Treasury Bonds, 2.875%, 5/15/43	6,500,000	8,567,305
U.S. Treasury Bonds, 3.125%, 8/15/44(3)	1,000,000	1,378,867
U.S. Treasury Bonds, 2.50%, 2/15/45	27,500,000	34,352,441
U.S. Treasury Bonds, 3.375%, 11/15/48	36,500,000	54,202,500
U.S. Treasury Bonds, 2.375%, 11/15/49	1,200,000	1,498,734
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	14,119,140	14,678,025
U.S. Treasury Notes, 1.50%, 5/31/20	10,000,000	10,023,269
U.S. Treasury Notes, 1.50%, 8/31/21	5,000,000	5,091,699

14

	Principal Amount	Value
U.S. Treasury Notes, 1.50%, 9/15/22	$20,000,000	$20,610,547
U.S. Treasury Notes, 1.875%, 9/30/22	15,000,000	15,609,961
U.S. Treasury Notes, 1.625%, 11/15/22	20,000,000	20,710,547
U.S. Treasury Notes, 1.625%, 12/15/22	35,000,000	36,291,309
U.S. Treasury Notes, 0.50%, 3/15/23	79,000,000	79,503,008
U.S. Treasury Notes, 1.50%, 11/30/24	25,000,000	26,333,008
U.S. Treasury Notes, 1.125%, 2/28/25	23,000,000	23,862,500
U.S. Treasury Notes, 0.50%, 3/31/25	4,000,000	4,025,703
U.S. Treasury Notes, 2.625%, 12/31/25	16,000,000	17,958,750
U.S. Treasury Notes, 1.375%, 8/31/26	5,000,000	5,269,336
U.S. Treasury Notes, 1.125%, 2/28/27	27,500,000	28,592,480
U.S. Treasury Notes, 0.625%, 3/31/27	19,000,000	19,107,988
U.S. Treasury Notes, 1.50%, 2/15/30	4,000,000	4,312,734
TOTAL U.S. TREASURY SECURITIES (Cost $455,706,388)		509,713,348
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.5%
FHLMC, VRN, 4.21%, (1-year H15T1Y plus 2.25%), 9/1/35	334,209	339,380
FHLMC, VRN, 4.39%, (12-month LIBOR plus 1.86%), 7/1/36	1,073,327	1,091,654
FHLMC, VRN, 4.19%, (1-year H15T1Y plus 2.14%), 10/1/36	1,018,369	1,028,056
FHLMC, VRN, 4.32%, (1-year H15T1Y plus 2.25%), 4/1/37	817,186	826,963
FHLMC, VRN, 4.28%, (12-month LIBOR plus 1.80%), 2/1/38	303,872	307,717
FHLMC, VRN, 4.29%, (12-month LIBOR plus 1.84%), 6/1/38	204,339	207,552
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.88%), 7/1/40	67,672	69,400
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	174,921	178,570
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	56,659	57,959
FHLMC, VRN, 4.00%, (12-month LIBOR plus 1.87%), 7/1/41	726,544	746,240
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.65%), 12/1/42	583,730	593,505
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	151,566	154,333
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.63%), 5/1/43	86,542	87,602
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	68,926	69,365
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	2,513	2,536
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.63%), 1/1/44	1,965,705	2,014,005
FHLMC, VRN, 3.20%, (12-month LIBOR plus 1.62%), 6/1/44	920,453	952,053
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.60%), 10/1/44	828,767	839,951
FHLMC, VRN, 2.57%, (12-month LIBOR plus 1.60%), 6/1/45	1,502,189	1,529,219
FNMA, VRN, 3.49%, (6-month LIBOR plus 1.57%), 6/1/35	149,864	152,643
FNMA, VRN, 3.50%, (6-month LIBOR plus 1.57%), 6/1/35	434,980	442,651
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	1,186,136	1,207,313
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	955,486	972,589
FNMA, VRN, 3.56%, (6-month LIBOR plus 1.54%), 9/1/35	877,283	893,121
FNMA, VRN, 4.18%, (1-year H15T1Y plus 2.16%), 3/1/38	972,038	982,303
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	46,512	47,448
FNMA, VRN, 3.64%, (12-month LIBOR plus 1.79%), 8/1/40	109,241	111,450
FNMA, VRN, 3.81%, (12-month LIBOR plus 1.77%), 10/1/40	322,061	328,757
FNMA, VRN, 4.27%, (12-month LIBOR plus 1.75%), 8/1/41	146,234	149,318
FNMA, VRN, 3.70%, (12-month LIBOR plus 1.56%), 3/1/43	280,219	284,605

15

	Principal Amount	Value
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.59%), 8/1/45	$384,483	$387,434
FNMA, VRN, 2.63%, (12-month LIBOR plus 1.60%), 4/1/46	2,618,660	2,674,273
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	3,903,176	4,038,199
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	1,460,883	1,513,076
FNMA, VRN, 3.16%, (12-month LIBOR plus 1.61%), 4/1/47	3,000,858	3,103,946
FNMA, VRN, 2.95%, (12-month LIBOR plus 1.62%), 5/1/47	1,572,469	1,608,288
		29,993,474
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 16.3%
FHLMC, 7.00%, 9/1/27	135	154
FHLMC, 6.50%, 1/1/28	230	256
FHLMC, 7.00%, 2/1/28	37	42
FHLMC, 6.50%, 3/1/29	1,385	1,572
FHLMC, 6.50%, 6/1/29	1,614	1,808
FHLMC, 7.00%, 8/1/29	142	158
FHLMC, 6.50%, 5/1/31	1,403	1,557
FHLMC, 6.50%, 6/1/31	165	183
FHLMC, 5.50%, 12/1/33	17,536	19,729
FHLMC, 6.00%, 2/1/38	147,727	170,201
FHLMC, 5.50%, 4/1/38	79,783	90,621
FHLMC, 6.00%, 5/1/38	124,336	143,234
FHLMC, 6.00%, 8/1/38	20,781	23,805
FHLMC, 5.50%, 9/1/38	625,889	709,455
FHLMC, 4.50%, 5/1/47	10,885,864	11,809,589
FHLMC, 3.50%, 12/1/47	3,492,077	3,712,344
FHLMC, 4.00%, 9/1/48	17,860,614	19,080,876
FHLMC, 4.00%, 10/1/48	2,774,795	2,964,513
FHLMC, 4.00%, 10/1/48	22,201,603	23,712,879
FHLMC, 3.50%, 4/1/49	21,066,247	22,336,682
FHLMC, 3.50%, 10/1/49	38,285,581	40,562,163
FNMA, 6.50%, 1/1/26	1,043	1,157
FNMA, 7.00%, 12/1/27	291	324
FNMA, 7.50%, 4/1/28	1,777	1,997
FNMA, 7.00%, 5/1/28	1,657	1,722
FNMA, 7.00%, 6/1/28	29	30
FNMA, 6.50%, 1/1/29	236	272
FNMA, 6.50%, 4/1/29	743	840
FNMA, 7.00%, 7/1/29	145	145
FNMA, 7.50%, 7/1/29	1,207	1,255
FNMA, 7.50%, 9/1/30	531	630
FNMA, 5.00%, 7/1/31	1,384,587	1,510,206
FNMA, 7.00%, 9/1/31	2,525	2,703
FNMA, 6.50%, 1/1/32	882	1,012
FNMA, 6.50%, 8/1/32	3,625	4,165
FNMA, 5.50%, 6/1/33	11,249	12,661
FNMA, 5.50%, 7/1/33	61,521	69,342
FNMA, 5.50%, 8/1/33	24,928	28,206
FNMA, 5.50%, 9/1/33	37,506	42,459

16

	Principal Amount	Value
FNMA, 5.00%, 11/1/33	$134,521	$149,429
FNMA, 6.00%, 12/1/33	415,399	471,095
FNMA, 5.50%, 1/1/34	30,183	34,148
FNMA, 3.50%, 3/1/34	1,860,446	1,961,058
FNMA, 5.50%, 12/1/34	32,684	36,144
FNMA, 4.50%, 1/1/35	141,604	155,355
FNMA, 5.00%, 8/1/35	55,325	61,632
FNMA, 5.00%, 2/1/36	421,699	470,605
FNMA, 5.50%, 7/1/36	24,592	27,538
FNMA, 5.50%, 2/1/37	10,779	12,242
FNMA, 6.00%, 4/1/37	108,988	125,505
FNMA, 6.00%, 7/1/37	236,836	268,615
FNMA, 6.00%, 8/1/37	177,046	201,232
FNMA, 6.50%, 8/1/37	11,785	13,618
FNMA, 6.00%, 9/1/37	169,256	193,737
FNMA, 6.00%, 11/1/37	63,591	73,267
FNMA, 5.50%, 2/1/38	441,500	500,638
FNMA, 5.50%, 2/1/38	71,641	79,962
FNMA, 5.50%, 6/1/38	166,730	189,190
FNMA, 5.00%, 1/1/39	115,243	127,293
FNMA, 4.50%, 2/1/39	351,657	385,112
FNMA, 5.50%, 3/1/39	366,878	416,891
FNMA, 4.50%, 4/1/39	264,226	291,324
FNMA, 4.50%, 5/1/39	674,662	743,134
FNMA, 6.50%, 5/1/39	93,511	111,260
FNMA, 4.50%, 6/1/39	368,379	404,093
FNMA, 5.00%, 8/1/39	361,677	401,897
FNMA, 4.50%, 9/1/39	1,315,109	1,454,178
FNMA, 4.50%, 10/1/39	1,171,450	1,295,311
FNMA, 5.00%, 4/1/40	1,018,598	1,132,649
FNMA, 5.00%, 4/1/40	1,712,525	1,901,753
FNMA, 5.00%, 6/1/40	1,561,049	1,733,096
FNMA, 4.00%, 10/1/40	1,250,281	1,370,483
FNMA, 4.50%, 11/1/40	1,123,039	1,232,955
FNMA, 4.00%, 8/1/41	2,250,839	2,457,258
FNMA, 4.50%, 9/1/41	1,046,391	1,148,464
FNMA, 3.50%, 10/1/41	1,747,731	1,879,728
FNMA, 3.50%, 12/1/41	6,604,646	7,101,825
FNMA, 4.00%, 12/1/41	3,319,424	3,599,725
FNMA, 5.00%, 1/1/42	3,591,577	3,989,426
FNMA, 3.50%, 2/1/42	3,453,854	3,713,729
FNMA, 3.50%, 5/1/42	1,450,893	1,560,874
FNMA, 3.50%, 6/1/42	1,470,429	1,581,936
FNMA, 3.50%, 8/1/42	7,335,743	7,891,435
FNMA, 3.50%, 9/1/42	2,413,470	2,596,622
FNMA, 4.00%, 11/1/45	6,494,694	7,000,935
FNMA, 4.00%, 2/1/46	5,809,278	6,283,719
FNMA, 4.00%, 4/1/46	14,110,601	15,196,560

17

	Principal Amount	Value
FNMA, 6.50%, 8/1/47	$4,225	$4,537
FNMA, 6.50%, 9/1/47	8,555	9,164
FNMA, 6.50%, 9/1/47	411	441
FNMA, 6.50%, 9/1/47	4,498	4,815
FNMA, 4.00%, 6/1/48	15,721,527	16,802,094
FNMA, 4.50%, 7/1/48	19,991,078	21,604,648
FNMA, 4.50%, 2/1/49	8,589,704	9,254,782
FNMA, 3.50%, 4/1/49	19,960,178	21,136,459
FNMA, 4.00%, 6/1/49	5,506,920	5,880,736
FNMA, 3.50%, 9/1/49	2,198,209	2,326,152
GNMA, 7.00%, 11/15/22	377	391
GNMA, 7.00%, 4/20/26	154	175
GNMA, 7.50%, 8/15/26	341	388
GNMA, 8.00%, 8/15/26	150	166
GNMA, 7.50%, 5/15/27	190	193
GNMA, 8.00%, 6/15/27	365	366
GNMA, 7.00%, 2/15/28	167	168
GNMA, 7.50%, 2/15/28	113	114
GNMA, 6.50%, 3/15/28	477	523
GNMA, 7.00%, 4/15/28	123	124
GNMA, 6.50%, 5/15/28	2,160	2,375
GNMA, 7.00%, 12/15/28	224	225
GNMA, 7.00%, 5/15/31	1,833	2,194
GNMA, 6.00%, 7/15/33	529,814	612,825
GNMA, 4.50%, 8/15/33	511,052	562,532
GNMA, 5.00%, 3/20/36	58,978	65,550
GNMA, 5.00%, 4/20/36	117,477	130,580
GNMA, 5.00%, 5/20/36	198,743	220,985
GNMA, 5.50%, 1/15/39	596,434	687,894
GNMA, 6.00%, 1/20/39	24,866	28,400
GNMA, 6.00%, 2/20/39	159,285	182,007
GNMA, 4.50%, 6/15/39	1,492,381	1,673,356
GNMA, 5.50%, 9/15/39	57,175	64,095
GNMA, 5.00%, 10/15/39	714,867	798,163
GNMA, 4.50%, 1/15/40	625,509	693,848
GNMA, 4.00%, 11/20/40	1,935,687	2,113,918
GNMA, 4.00%, 12/15/40	651,755	706,849
GNMA, 4.50%, 6/15/41	535,314	603,747
GNMA, 4.50%, 7/20/41	807,447	891,230
GNMA, 3.50%, 4/20/42	4,201,637	4,499,978
GNMA, 3.50%, 6/20/42	9,079,787	9,724,524
GNMA, 3.50%, 4/20/43	2,539,887	2,720,263
GNMA, 3.50%, 4/20/46	8,313,671	8,868,933
GNMA, 2.50%, 7/20/46	9,142,749	9,616,436
		333,546,965
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $353,157,390)		363,540,439

18

	Principal Amount	Value
ASSET-BACKED SECURITIES — 4.0%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 1.77%, (1-month LIBOR plus 0.83%), 5/25/34	$4,745,756	$4,357,866
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	2,161,416	2,120,485
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	5,279,892	5,422,649
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	815,406	809,277
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	1,815,276	1,789,232
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 1.65%, (1-month LIBOR plus 0.85%), 12/17/36(1)	23,876	22,205
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 1.50%, (1-month LIBOR plus 0.70%), 3/17/37(1)	4,951,551	4,615,881
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 1.78%, (1-month LIBOR plus 1.08%), 6/17/37(1)	9,500,000	8,883,987
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 1.80%, (1-month LIBOR plus 1.00%), 7/17/37(1)	9,352,352	8,860,513
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	884,062	874,859
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	856,040	844,962
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	1,601,944	1,566,916
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	3,917,863	3,832,348
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(1)	6,013,154	5,807,017
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	3,820,351	3,784,150
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(1)	6,995,602	7,055,338
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	985,857	973,861
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	1,226,803	1,221,282
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(1)	3,234,543	3,131,274
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	4,962,216	4,901,231
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	6,018,058	6,026,164
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	1,993,565	1,971,913
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	2,795,487	2,749,064
TOTAL ASSET-BACKED SECURITIES (Cost $83,848,867)		81,622,474
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.8%
Private Sponsor Collateralized Mortgage Obligations — 2.9%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.04%, 3/25/35	1,269,733	1,167,272
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(1)	1,358,320	1,352,893
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(1)	2,061,950	2,119,569
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(1)	3,104,131	3,080,832

19

	Principal Amount	Value
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.77%, 6/25/34	$1,048,374	$942,424
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	210,044	191,097
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.95%, 11/25/34	775,938	692,242
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	110,363	114,831
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.74%, 8/25/34	470,338	417,000
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.79%, 8/25/34	1,710,816	1,539,421
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	103,745	96,665
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	1,008,839	939,405
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	84,484	82,972
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	5,569	5,132
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 4.03%, 10/25/34	109,231	105,499
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(1)	1,997,365	1,990,049
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(1)	3,435,962	3,318,895
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, VRN, 2.24%, 2/25/50(1)	1,182,904	1,057,741
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.80%, 10/25/34	980,084	900,824
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	273,375	264,139
Galton Funding Mortgage Trust, Series 2020-H1, Class A1, VRN, 2.31%, 1/25/60(1)	3,886,020	3,786,969
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.04%, 6/25/34	277,651	253,065
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.31%, 5/25/34	844,438	751,968
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.00%, 1/25/35	746,823	671,198
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	911,237	862,663
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 4.05%, 9/25/35	1,327,599	1,220,424
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.51%, 9/25/35	870,644	820,784
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.07%, 7/25/35	84,540	82,328
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.19%, 8/25/35	178,184	163,827
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.02%, 4/25/35	180,278	171,874
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(1)	456,669	458,712
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	1,993,973	1,982,623
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.68%, 11/21/34	775,957	740,306

20

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.80%, 11/25/35	$1,411,189	$1,236,765
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.73%, 2/25/35	748,397	660,229
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(1)	1,277,536	1,331,388
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	2,934,873	3,068,320
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 2.45%, (1-month LIBOR plus 1.50%), 6/25/57(1)	3,606,838	3,455,716
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(1)	3,020,384	3,059,554
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	2,890,955	2,940,005
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	2,882,733	2,898,187
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	2,085,698	2,100,955
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	2,351,718	2,310,485
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.78%, 7/25/34	432,534	402,182
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.69%, (1-month LIBOR plus 0.74%), 9/25/34	2,051,467	1,756,463
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	49,768	48,191
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.62%, 3/25/35	1,828,367	1,680,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.97%, 5/25/35	463,339	463,636
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.26%, 1/25/38	133,289	113,147
		59,871,267
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.25%, (1-month LIBOR plus 1.30%), 3/25/29	851,047	840,173
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.30%, (1-month LIBOR plus 1.35%), 3/25/29	1,618,121	1,555,137
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.15%, (1-month LIBOR plus 1.20%), 10/25/29	2,145,980	2,095,504
FHLMC, Series 2019-DNA3, Class M2, VRN, 3.00%, (1-month LIBOR plus 2.05%), 7/25/49(1)	4,604,757	3,800,898
FHLMC, Series 3397, Class GF, VRN, 1.20%, (1-month LIBOR plus 0.50%), 12/15/37	1,217,674	1,218,249
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	5,248,523	4,764,699
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	2,263,342	2,080,163
FNMA, Series 2016-C06, Class 1M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 4/25/29	2,150,000	2,092,628
		18,447,451
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $82,008,215)		78,318,718
COLLATERALIZED LOAN OBLIGATIONS — 3.7%
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class A1, VRN, 3.69%, (3-month LIBOR plus 1.95%), 1/20/32(1)	5,250,000	5,120,093

21

	Principal Amount	Value
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.03%, (3-month LIBOR plus 1.20%), 1/15/29(1)	$2,100,000	$2,019,804
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 2.84%, (3-month LIBOR plus 1.02%), 4/20/31(1)	5,000,000	4,709,936
CBAM Ltd., Series 2019-9A, Class A, VRN, 3.11%, (3-month LIBOR plus 1.28%), 2/12/30(1)	5,150,000	4,964,332
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 2.78%, (3-month LIBOR plus 0.98%), 4/24/31(1)	3,200,000	3,015,836
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.91%, (3-month LIBOR plus 1.11%), 1/22/31(1)	2,225,000	2,101,589
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.79%, (3-month LIBOR plus 0.97%), 4/18/31(1)	2,550,000	2,398,303
Elmwood CLO IV Ltd., Series 2020-1A, Class A, VRN, 2.88%, (3-month LIBOR plus 1.24%), 4/15/33(1)	7,100,000	6,745,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 2.94%, (3-month LIBOR plus 1.12%), 7/20/31(1)	3,500,000	3,320,865
KKR CLO Ltd., Series 2022A, Class A, VRN, 2.97%, (3-month LIBOR plus 1.15%), 7/20/31(1)	3,700,000	3,497,763
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 2.92%, (3-month LIBOR plus 1.26%), 1/15/33(1)	6,500,000	6,166,430
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.81%, (3-month LIBOR plus 0.98%), 4/15/31(1)	5,000,000	4,759,702
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 3.16%, (3-month LIBOR plus 1.33%), 10/15/32(1)	12,950,000	12,039,006
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 2.97%, (3-month LIBOR plus 1.15%), 4/18/31(1)	5,885,000	5,484,050
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 2.89%, (3-month LIBOR plus 1.07%), 10/20/28(1)	4,000,000	3,882,916
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 2.76%, (3-month LIBOR plus 0.97%), 4/25/31(1)	3,000,000	2,817,908
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 2.97%, (3-month LIBOR plus 1.15%), 10/18/31(1)	2,575,000	2,436,015
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $79,495,740)		75,479,548
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Benchmark Mortgage Trust, Series 2018-B1, Class AM, VRN, 3.88%, 1/15/51	5,789,000	6,181,087
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	5,000,000	5,249,122
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	5,500,000	5,762,769
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	7,625,000	7,990,867
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	9,000,000	9,228,660
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	3,000,000	3,086,576
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 7/10/48	5,000,000	5,236,812
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	7,500,000	7,195,159
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	6,250,000	6,281,970
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,300,000	5,504,489

22

	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	$6,300,000	$6,351,655
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $67,995,266)		68,069,166
MUNICIPAL SECURITIES — 1.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	980,000	1,447,774
California State University Rev., 2.98%, 11/1/51	2,000,000	1,999,780
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,000,000	1,448,620
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	1,905,000	1,932,241
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	1,415,000	1,379,498
Houston GO, 3.96%, 3/1/47	820,000	923,107
Los Angeles Community College District GO, 6.75%, 8/1/49	1,330,000	2,169,523
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,075,000	1,408,691
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,165,000	1,516,084
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	615,700
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	975,000	1,430,695
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	480,000	685,349
New York City GO, 6.27%, 12/1/37	335,000	438,337
New York City Water & Sewer System Rev., 5.95%, 6/15/42	925,000	1,369,268
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	2,100,000	2,114,532
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	572,930
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	497,976
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	2,340,000	2,200,325
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	675,000	894,065
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	375,000	511,774
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	280,000	392,935
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	750,000	828,870
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,355,684
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,085,000	1,096,056
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	920,000	1,145,188
State of California GO, 4.60%, 4/1/38	1,380,000	1,521,533
State of California GO, 7.55%, 4/1/39	450,000	731,979
State of California GO, 7.30%, 10/1/39	1,210,000	1,863,376
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	925,000	1,127,483
TOTAL MUNICIPAL SECURITIES (Cost $31,915,795)		35,619,373
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	920,000	936,109
Chile Government International Bond, 3.625%, 10/30/42	500,000	533,875
		1,469,984
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	2,770,000	2,801,883
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27	18,000	18,477

23

	Principal Amount/Shares	Value
Panama — 0.1%
Panama Government International Bond, 7.125%, 1/29/26	$1,400,000	$1,702,474
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	1,240,000	1,860,378
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21	1,590,000	1,612,133
Philippine Government International Bond, 5.50%, 3/30/26	3,000,000	3,437,261
Philippine Government International Bond, 6.375%, 10/23/34	730,000	974,873
		6,024,267
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	450,000	467,458
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,050,000	1,095,005
		1,562,463
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	820,000	892,613
Uruguay Government International Bond, 4.125%, 11/20/45	340,000	350,307
		1,242,920
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $15,819,739)		16,682,846
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 6.625%, 11/15/30 (Cost $5,524,389)	4,500,000	6,849,395
PREFERRED STOCKS — 0.2%
Banks — 0.1%
JPMorgan Chase & Co., 4.00%	3,170,000	2,709,161
Machinery — 0.1%
Stanley Black & Decker, Inc., 4.00%	1,000,000	963,032
TOTAL PREFERRED STOCKS (Cost $4,170,000)		3,672,193
TEMPORARY CASH INVESTMENTS(4) — 11.1%
BNP Paribas SA, 0.03%, 4/1/20(1)(5)	$95,000,000	95,000,177
Credit Agricole Corporate and Investment Bank, 0.06%, 4/1/20(1)(5)	95,000,000	95,000,177
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $11,746,247), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $11,517,865)		11,517,862
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,532,705	24,532,705
TOTAL TEMPORARY CASH INVESTMENTS (Cost $226,050,567)		226,050,921
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $2,006,936,315)		2,058,882,213
OTHER ASSETS AND LIABILITIES — (0.6)%		(11,270,473)
TOTAL NET ASSETS — 100.0%		$2,047,611,740

24

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,638,667	HUF	491,960,627	UBS AG	6/17/20	$131,819
USD	1,973,604	MXN	44,635,816	Morgan Stanley	6/17/20	113,053
						$244,872

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	446	June 2020	$44,600,000	$61,854,625	$336,905
U.S. Treasury 10-Year Ultra Notes	40	June 2020	$4,000,000	6,241,250	13,379
U.S. Treasury 2-Year Notes	608	June 2020	$121,600,000	133,992,750	894,506
U.S. Treasury 5-Year Notes	495	June 2020	$49,500,000	62,052,890	30,994
U.S. Treasury Long Bonds	68	June 2020	$6,800,000	12,176,250	(8,508)
U.S. Treasury Ultra Bonds	29	June 2020	$2,900,000	6,434,375	(70,593)
				$282,752,140	$1,196,683

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$149,069,500	$1,137,950	$7,707,556	$8,845,506
Markit CDX North America Investment Grade Index Series 33	Buy	(1.00)%	12/20/24	$53,800,000	570,119	(394,874)	175,245
					$1,708,069	$7,312,682	$9,020,751

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index At Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.77%	8/5/24	$25,500,000	$(614)	$(1,446,120)	$(1,446,734)

25

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $458,789,766, which represented 22.4% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $14,968,840.

(4)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $67,141.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

26

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $2,006,936,315)	$2,058,882,213
Cash	581,620
Receivable for investments sold	65,639,566
Receivable for capital shares sold	4,523,734
Receivable for variation margin on swap agreements	2,493,602
Unrealized appreciation on forward foreign currency exchange contracts	244,872
Interest receivable	9,818,031
2,142,183,638

Liabilities
Payable for collateral received for forward commitments	67,141
Payable for investments purchased	94,172,455
Payable for variation margin on futures contracts	286,572
Payable for variation margin on swap agreements	45,730
94,571,898

Net Assets	$2,047,611,740

G Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	183,685,559

Net Asset Value Per Share	$11.15

Net Assets Consist of:
Capital paid in	$1,966,293,222
Distributable earnings	81,318,518
$2,047,611,740

See Notes to Financial Statements.

27

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$71,767,686

Expenses:
Management fees	8,530,204
Trustees' fees and expenses	187,223
Other expenses	12,148
8,729,575
Fees waived	(8,530,204)
199,371

Net investment income (loss)	71,568,315

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	75,520,036
Forward foreign currency exchange contract transactions	293,862
Futures contract transactions	12,344,067
Swap agreement transactions	7,097,366
95,255,331

Change in net unrealized appreciation (depreciation) on:
Investments	29,254,865
Forward foreign currency exchange contracts	227,462
Futures contracts	(1,173,910)
Swap agreements	5,866,562
34,174,979

Net realized and unrealized gain (loss)	129,430,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$200,998,625

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$71,568,315	$93,337,360
Net realized gain (loss)	95,255,331	(51,474,576)
Change in net unrealized appreciation (depreciation)	34,174,979	53,326,972
Net increase (decrease) in net assets resulting from operations	200,998,625	95,189,756

Distributions to Shareholders
From earnings	(75,070,089)	(82,373,652)

Capital Share Transactions
Proceeds from shares sold	346,486,144	297,773,497
Proceeds from reinvestment of distributions	75,070,089	82,083,103
Payments for shares redeemed	(1,071,028,000)	(856,037,370)
Net increase (decrease) in net assets from capital share transactions	(649,471,767)	(476,180,770)

Net increase (decrease) in net assets	(523,543,231)	(463,364,666)

Net Assets
Beginning of period	2,571,154,971	3,034,519,637
End of period	$2,047,611,740	$2,571,154,971

Transactions in Shares of the Fund
Sold	31,707,990	28,688,091
Issued in reinvestment of distributions	6,841,662	7,927,067
Redeemed	(96,903,497)	(83,031,742)
Net increase (decrease) in shares of the fund	(58,353,845)	(46,416,584)

See Notes to Financial Statements.

29

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 99% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0000% to 0.0600%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee for the period ended March 31, 2020 was 0.34% before waiver and 0.00% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $3,178,387,749, of which $2,659,871,597 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $4,020,818,688, of which $3,136,380,180 represented U.S. Treasury and Government Agency obligations.

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5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$593,263,792	—
U.S. Treasury Securities	—	509,713,348	—
U.S. Government Agency Mortgage-Backed Securities	—	363,540,439	—
Asset-Backed Securities	—	81,622,474	—
Collateralized Mortgage Obligations	—	78,318,718	—
Collateralized Loan Obligations	—	75,479,548	—
Commercial Mortgage-Backed Securities	—	68,069,166	—
Municipal Securities	—	35,619,373	—
Sovereign Governments and Agencies	—	16,682,846	—
U.S. Government Agency Securities	—	6,849,395	—
Preferred Stocks	—	3,672,193	—
Temporary Cash Investments	$24,532,705	201,518,216	—
	$24,532,705	$2,034,349,508	—
Other Financial Instruments
Futures Contracts	$1,275,784	—	—
Swap Agreements	—	$9,020,751	—
Forward Foreign Currency Exchange Contracts	—	244,872	—
	$1,275,784	$9,265,623	—

Liabilities
Other Financial Instruments
Futures Contracts	$79,101	—	—
Swap Agreements	—	$1,446,734	—
	$79,101	$1,446,734	—

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6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $82,105,643.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,673,511.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $209,633,333 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or

34

loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $25,500,000.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$2,493,602	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	244,872	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$286,572
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	45,730
		$2,738,474		$332,302

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$7,097,366	Change in net unrealized appreciation (depreciation) on swap agreements	$7,312,682
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	293,862	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	227,462
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	12,344,067	Change in net unrealized appreciation (depreciation) on futures contracts	(1,173,910)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(1,446,120)
		$19,735,295		$4,920,114

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$75,070,089	$82,373,652
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,007,039,975
Gross tax appreciation of investments	$88,120,341
Gross tax depreciation of investments	(36,278,103)
Net tax appreciation (depreciation) of investments	51,842,238
Net tax appreciation (depreciation) on derivatives	6,127,543
Net tax appreciation (depreciation)	$57,969,781
Other book-to-tax adjustments	$(233,296)
Undistributed ordinary income	$11,493,948
Accumulated long-term gains	$12,088,085

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$10.62	0.32	0.54	0.86	(0.33)	—	(0.33)	$11.15	8.18%	0.01%	0.35%	2.88%	2.54%	128%	$2,047,612
2019	$10.52	0.35	0.05	0.40	(0.30)	—	(0.30)	$10.62	3.93%	0.01%	0.35%	3.35%	3.01%	185%	$2,571,155
2018	$10.66	0.29	(0.14)	0.15	(0.29)	—	(0.29)	$10.52	1.36%	0.12%	0.36%	2.66%	2.42%	186%	$3,034,520
2017	$10.85	0.22	(0.16)	0.06	(0.24)	(0.01)	(0.25)	$10.66	0.59%	0.40%	0.40%	2.07%	2.07%	139%	$2,731,236
2016	$11.03	0.21	(0.04)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.57%	0.40%	0.40%	1.96%	1.96%	207%	$2,406,977

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT Diversified Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $34,941, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

The fund hereby designates $30,401 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2020.

The fund utilized earnings and profits of $285,157 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

44

Notes

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 2005

Annual Report

March 31, 2020

NT High Income Fund
Investor Class (AHGVX)
G Class (AHGNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AHGVX	-9.51%	-1.29%	5/19/17
ICE BofA U.S. High Yield Constrained Index	—	-7.46%	0.02%	—
G Class	AHGNX	-8.80%	-0.56%	5/19/17
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 19, 2017
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $9,635

ICE BofA U.S. High Yield Constrained Index — $10,006

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
0.79%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

As of August 2019, Amy Yu Chang and Derek Leung joined the portfolio management team.

Performance Summary
NT High Income returned -8.80%* for the 12-month period ended March 31, 2020. By comparison, the ICE BofA U.S. High Yield Constrained Index returned -7.46%.
Although high-yield bonds performed relatively well through most of the reporting period, their negative results in early 2020 dragged down returns for the entire 12-month period. As the COVID-19 epidemic originating in China expanded into a pandemic in early 2020, investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity markedly worsened. Amid the global flight to quality, riskier investments, including investment-grade and high-yield corporate bonds, suffered significant losses. Separately, an unexpected price war between Saudi Arabia and Russia amid waning demand for oil triggered a sizable drop in the oil markets. This development accelerated the havoc in the high-yield sector, home to many energy companies.

The swiftness and the depth of the Federal Reserve’s (Fed’s) response to the broad market unrest helped calm the credit markets in late March. In addition to cutting short-term rates to nearly 0%, the Fed announced programs to directly support the functioning of investment-grade primary and secondary markets. This action followed earlier announcements to address the functioning of Treasury, commercial paper and asset-backed securities markets. The Fed stepping in to purchase investment-grade corporate debt, which inspired many other market participants to also purchase the securities, was particularly helpful for stabilizing the corporate debt markets, including the high-yield market.
Gaming Companies Were Main Detractors
We began the fiscal year with a positive view toward the U.S. consumer and tilted the portfolio toward more U.S.-centric, noncyclical sectors, including gaming. We focused on Las Vegas and regional gaming operators and also held a small position in Macau gaming. Our gaming sector overweight relative to the index served us well until the first quarter of 2020, when the COVID-19 outbreak halted economic activity. Amid increasing infection and mortality rates, government officials issued stay-at-home orders, and international and domestic travel shut down. In particular, several of our gaming issues suffered significant downturns after Nevada’s governor ordered a 30-day statewide shutdown of casinos (and other nonessential businesses) on March 18.

The pandemic and resulting U.S. economic shutdown also dragged down results in the support-services sector. In particular, our holdings among rental car, office equipment and construction rental equipment companies suffered due to declining demand. Additionally, our underweight and security selection in the wireline telecommunication sector also detracted from performance.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

3

Meanwhile, our exposure to cash and an overweight and strong security selection in the electric-generation sector helped offset the effects of the gaming, support-services and wireline telecommunication sectors. The main driver in this sector was a distressed play in a California-based power provider. Security selection in the pharmaceuticals sector also helped offset some of the losses. Additionally, underweight positions in the oil field equipment and services and real estate investment trusts sectors also added to relative performance.

Higher-Rated Securities Aided Performance; Duration Detracted

Overall, higher-rated bonds significantly outperformed their lower-rated counterparts during the fiscal year. Our overweight and security selection within the B-rated segment of the market contributed to relative performance. In addition, our out-of-index exposure to investment-grade (BBB-rated) issuers aided results. However, our overweight and security selection among issuers with CCC credit ratings and an underweight to credits with BB ratings detracted from relative performance.

Our short-duration posture to begin the fiscal year also had a negative impact on portfolio performance. We lengthened duration over the course of the reporting period, as we opportunistically increased exposure to securities within the BB ratings category during the last three quarters of 2019. We also added BB-rated securities as they sold off in February and March. In addition, we participated in the new-issues market and lengthened duration with some fallen angels (securities that dropped out of the investment-grade universe and into the high-yield category due to credit ratings downgrades).

Portfolio Positioning

Regarding our holdings and potential investments, we are calling companies and aggressively examining their business prospects, liquidity and ability to obtain government help during the COVID-19 disruptions. We have concentrated our purchases in higher-quality, more-defensive sectors, including cable, TMT (technology, media and telecommunication), packaging and food. We have also started building positions in recent and potential fallen angels. In addition, as the investment-grade market improved in late March, we participated in some new issues there. Beyond these steps, we are focusing on companies we believe can manage through this environment, including banks, health care companies, homebuilders, building products suppliers, metals companies and equipment rental firms. We also have engaged in some value buying in oversold sectors, such as gaming, aerospace and restaurants. We have sold issuers facing liquidity problems as well as some deep cyclicals and energy positions.

Looking ahead, the path of the virus, the depth of the economic contraction and the form of fiscal and monetary stimulus will remain key considerations. We will monitor these factors closely. The economic contraction will be deep, but we remain hopeful the economy can start growing again in the third quarter.

4

Fund Characteristics

MARCH 31, 2020
Types of Investments in Portfolio	% of net assets
Corporate Bonds	90.8%
Bank Loan Obligations	4.1%
Preferred Stocks	2.1%
Common Stocks	0.2%
Convertible Bonds	0.2%
Escrow Interests	—*
Warrants	—*
Temporary Cash Investments	0.9%
Other Assets and Liabilities	1.7%
*Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$878.40	$3.66	0.78%
G Class	$1,000	$881.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.10	$3.94	0.78%
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Principal Amount/Shares	Value
CORPORATE BONDS — 90.8%
Aerospace and Defense — 2.8%
Arconic, Inc., 5.125%, 10/1/24	$1,500,000	$1,484,188
Arconic, Inc., 5.95%, 2/1/37	1,525,000	1,331,416
Bombardier, Inc., 8.75%, 12/1/21(1)	50,000	41,838
Bombardier, Inc., 6.00%, 10/15/22(1)	705,000	534,038
Bombardier, Inc., 6.125%, 1/15/23(1)	400,000	284,502
Bombardier, Inc., 7.50%, 12/1/24(1)	1,075,000	718,912
Bombardier, Inc., 7.50%, 3/15/25(1)	495,000	346,500
Bombardier, Inc., 7.875%, 4/15/27(1)	1,025,000	715,014
F-Brasile SpA / F-Brasile US LLC, 7.375%, 8/15/26(1)	1,000,000	1,000,000
TransDigm UK Holdings plc, 6.875%, 5/15/26	400,000	375,417
TransDigm, Inc., 6.50%, 7/15/24	700,000	670,883
TransDigm, Inc., 6.50%, 5/15/25	525,000	502,034
TransDigm, Inc., 6.25%, 3/15/26(1)	1,750,000	1,751,088
TransDigm, Inc., 6.375%, 6/15/26	850,000	818,592
TransDigm, Inc., 7.50%, 3/15/27	675,000	654,244
TransDigm, Inc., 5.50%, 11/15/27(1)	3,625,000	3,273,556
Triumph Group, Inc., 6.25%, 9/15/24(1)	200,000	179,513
Triumph Group, Inc., 7.75%, 8/15/25	225,000	161,718
		14,843,453
Air Freight and Logistics — 0.4%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	175,000	163,625
XPO Logistics, Inc., 6.50%, 6/15/22(1)	1,271,000	1,280,965
XPO Logistics, Inc., 6.125%, 9/1/23(1)	600,000	591,003
		2,035,593
Airlines — 0.5%
Air Canada, 7.75%, 4/15/21(1)	975,000	956,670
American Airlines Group, Inc., 5.00%, 6/1/22(1)	550,000	444,813
United Airlines Holdings, Inc., 4.25%, 10/1/22	225,000	206,111
United Airlines Holdings, Inc., 5.00%, 2/1/24	945,000	829,237
Virgin Australia Holdings Ltd., 8.125%, 11/15/24(1)(3)	175,000	81,463
		2,518,294
Auto Components — 0.4%
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	375,000	302,813
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 5/15/27(1)	1,150,000	1,009,642
Tenneco, Inc., 5.00%, 7/15/26	975,000	619,198
		1,931,653
Automobiles — 1.3%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	800,000	788,000
Ford Motor Credit Co. LLC, 3.22%, 1/9/22	200,000	187,500
Ford Motor Credit Co. LLC, 4.14%, 2/15/23	200,000	187,120

7

	Principal Amount/Shares	Value
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	$600,000	$537,000
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	600,000	535,200
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	200,000	176,000
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	400,000	300,667
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	2,400,000	2,058,000
Mclaren Finance plc, 5.75%, 8/1/22(1)	400,000	254,840
Tesla, Inc., 5.30%, 8/15/25(1)	1,750,000	1,655,937
		6,680,264
Banks — 0.2%
CIT Group, Inc., 4.125%, 3/9/21	275,000	272,377
CIT Group, Inc., 5.00%, 8/1/23	900,000	871,528
		1,143,905
Building Products — 0.9%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	275,000	247,099
BMC East LLC, 5.50%, 10/1/24(1)	840,000	817,946
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	787,000	777,983
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	325,000	294,328
Griffon Corp., 5.75%, 3/1/28(1)	775,000	732,860
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	375,000	333,279
Masonite International Corp., 5.75%, 9/15/26(1)	275,000	271,849
Masonite International Corp., 5.375%, 2/1/28(1)	75,000	74,126
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)	275,000	99,000
Patrick Industries, Inc., 7.50%, 10/15/27(1)	800,000	790,834
PGT Innovations, Inc., 6.75%, 8/1/26(1)	500,000	475,729
		4,915,033
Capital Markets — 1.6%
AG Issuer LLC, 6.25%, 3/1/28(1)	575,000	487,313
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	375,000	355,779
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	655,000	660,135
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,575,000	1,450,969
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	1,225,000	1,165,287
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,550,000	1,473,464
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,375,000	1,280,469
LPL Holdings, Inc., 4.625%, 11/15/27(1)	250,000	230,530
MSCI, Inc., 4.75%, 8/1/26(1)	150,000	148,795
NFP Corp., 6.875%, 7/15/25(1)	925,000	918,035
NFP Corp., 8.00%, 7/15/25(1)	475,000	438,779
		8,609,555
Chemicals — 2.0%
Atotech Alpha 2 BV, 8.75% Cash or 9.50% PIK, 6/1/23(1)(2)	400,000	363,498
CF Industries, Inc., 5.375%, 3/15/44	225,000	216,074
Chemours Co. (The), 6.625%, 5/15/23	466,000	399,015
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	450,000	381,844
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	550,000	459,935

8

	Principal Amount/Shares	Value
Element Solutions, Inc., 5.875%, 12/1/25(1)	$400,000	$394,988
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp., 12.25%, 11/15/26(1)	1,375,000	1,080,230
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	675,000	659,813
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 4/15/25(1)	325,000	290,365
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	900,000	763,245
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	375,000	330,763
OCI NV, 6.625%, 4/15/23(1)	800,000	736,000
OCI NV, 5.25%, 11/1/24(1)	600,000	525,000
Olin Corp., 5.625%, 8/1/29	400,000	370,320
PQ Corp., 5.75%, 12/15/25(1)	250,000	227,186
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	325,000	311,526
SPCM SA, 4.875%, 9/15/25(1)	300,000	285,741
TPC Group, Inc., 10.50%, 8/1/24(1)	800,000	660,204
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	900,000	765,000
Tronox Finance plc, 5.75%, 10/1/25(1)	675,000	608,341
Tronox, Inc., 6.50%, 4/15/26(1)	425,000	385,719
Valvoline, Inc., 4.25%, 2/15/30(1)	250,000	233,906
		10,448,713
Commercial Services and Supplies — 1.8%
ADT Security Corp. (The), 6.25%, 10/15/21	325,000	319,462
Algeco Global Finance 2 plc, 10.00%, 8/15/23(1)	800,000	588,000
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,475,000	1,451,958
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	1,650,000	1,566,456
Cimpress plc, 7.00%, 6/15/26(1)	150,000	133,281
Clean Harbors, Inc., 4.875%, 7/15/27(1)	275,000	270,724
Clean Harbors, Inc., 5.125%, 7/15/29(1)	75,000	70,391
Garda World Security Corp., 4.625%, 2/15/27(1)	400,000	361,000
GFL Environmental, Inc., 5.125%, 12/15/26(1)	125,000	122,813
IAA, Inc., 5.50%, 6/15/27(1)	400,000	389,220
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	475,000	456,596
Matthews International Corp., 5.25%, 12/1/25(1)	400,000	357,506
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	1,125,000	729,490
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/21(1)	550,000	542,713
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	740,000	720,575
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	570,000	528,481
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	250,000	248,511
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	200,000	174,000
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	450,000	457,315
TMS International Holding Corp., 7.25%, 8/15/25(1)	325,000	295,342
		9,783,834
Communications Equipment — 0.8%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	1,875,000	1,730,063

9

	Principal Amount/Shares	Value
CommScope Technologies LLC, 5.00%, 3/15/27(1)	$470,000	$411,285
CommScope, Inc., 5.00%, 6/15/21(1)	37,000	36,952
CommScope, Inc., 5.50%, 3/1/24(1)	600,000	610,953
CommScope, Inc., 6.00%, 3/1/26(1)	25,000	25,103
CommScope, Inc., 8.25%, 3/1/27(1)	300,000	290,835
Nokia of America Corp., 6.45%, 3/15/29	425,000	456,875
Nokia Oyj, 3.375%, 6/12/22	225,000	225,707
ViaSat, Inc., 5.625%, 4/15/27(1)	425,000	422,046
		4,209,819
Construction and Engineering — 0.8%
Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27(1)	980,000	571,179
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	1,000,000	792,670
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	375,000	370,194
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/1/22(1)	475,000	477,820
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	750,000	696,407
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	900,000	853,870
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25	550,000	499,810
		4,261,950
Construction Materials — 0.6%
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,200,000	978,300
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/23	325,000	322,969
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	50,000	46,937
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	275,000	262,224
US Concrete, Inc., 6.375%, 6/1/24	1,525,000	1,386,507
		2,996,937
Consumer Finance — 2.6%
Ally Financial, Inc., 3.875%, 5/21/24	425,000	385,158
Ally Financial, Inc., 8.00%, 11/1/31	650,000	750,783
Credit Acceptance Corp., 5.125%, 12/31/24(1)	400,000	367,000
Credit Acceptance Corp., 6.625%, 3/15/26	425,000	403,750
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(2)	1,375,000	895,813
Navient Corp., 5.00%, 10/26/20	990,000	978,565
Navient Corp., 5.875%, 3/25/21	50,000	49,153
Navient Corp., 7.25%, 9/25/23	950,000	938,096
Navient Corp., 5.875%, 10/25/24	225,000	208,206
Navient Corp., 6.75%, 6/25/25	2,625,000	2,434,687
Navient Corp., 6.75%, 6/15/26	675,000	624,746
Navient Corp., 5.00%, 3/15/27	125,000	108,400
Navient Corp., MTN, 6.125%, 3/25/24	460,000	433,564
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	550,000	521,555
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	965,000	873,175
Springleaf Finance Corp., 8.25%, 12/15/20	125,000	125,844
Springleaf Finance Corp., 6.875%, 3/15/25	1,125,000	1,141,414
Springleaf Finance Corp., 7.125%, 3/15/26	1,875,000	1,845,703
10

	Principal Amount/Shares	Value
Springleaf Finance Corp., 6.625%, 1/15/28	$775,000	$730,011
Springleaf Finance Corp., 5.375%, 11/15/29	225,000	207,241
		14,022,864
Containers and Packaging — 2.3%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(2)	1,600,000	1,383,120
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	285,000	287,935
Berry Global, Inc., 6.00%, 10/15/22	425,000	423,540
Berry Global, Inc., 4.875%, 7/15/26(1)	525,000	533,202
Cascades, Inc. / Cascades USA, Inc., 5.125%, 1/15/26(1)	125,000	121,875
Cascades, Inc. / Cascades USA, Inc., 5.375%, 1/15/28(1)	125,000	120,313
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	225,000	212,056
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	600,000	556,819
Graphic Packaging International LLC, 4.75%, 7/15/27(1)	275,000	271,299
Greif, Inc., 6.50%, 3/1/27(1)	575,000	554,674
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	250,000	231,868
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	2,425,000	1,855,198
OI European Group BV, 4.00%, 3/15/23(1)	225,000	215,718
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	375,000	380,809
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	625,000	616,409
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	275,000	248,187
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	1,590,000	1,624,781
Sealed Air Corp., 5.125%, 12/1/24(1)	610,000	617,625
Sealed Air Corp., 4.00%, 12/1/27(1)	725,000	679,760
Silgan Holdings, Inc., 4.125%, 2/1/28(1)	250,000	232,500
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	500,000	419,372
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	275,000	223,095
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	600,000	600,373
		12,410,528
Distributors — 0.4%
Anixter, Inc., 6.00%, 12/1/25	350,000	345,623
Performance Food Group, Inc., 5.50%, 6/1/24(1)	975,000	915,277
Performance Food Group, Inc., 5.50%, 10/15/27(1)	350,000	327,276
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	800,000	732,440
		2,320,616
Diversified Consumer Services — 0.3%
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	350,000	293,302
Graham Holdings Co., 5.75%, 6/1/26(1)	650,000	642,552
Service Corp. International/US, 5.125%, 6/1/29	300,000	307,665
Sotheby's, 7.375%, 10/15/27(1)	400,000	321,220
		1,564,739
Diversified Financial Services — 0.9%
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	200,000	191,749
Fairstone Financial, Inc., 7.875%, 7/15/24(1)	750,000	711,559
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.25%, 6/3/26(1)	600,000	559,270
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	925,000	811,715

11

	Principal Amount/Shares	Value
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	$650,000	$632,733
Refinitiv US Holdings, Inc., 6.25%, 5/15/26(1)	325,000	337,366
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(1)	525,000	555,188
Verscend Escrow Corp., 9.75%, 8/15/26(1)	800,000	804,556
VistaJet Malta Finance plc / XO Management Holding, Inc., 10.50%, 6/1/24(1)	550,000	448,253
		5,052,389
Diversified Telecommunication Services — 5.7%
Altice France Holding SA, 10.50%, 5/15/27(1)	1,200,000	1,272,000
Altice France Holding SA, 6.00%, 2/15/28(1)	1,200,000	1,064,616
Altice France SA, 7.375%, 5/1/26(1)	2,560,000	2,599,808
Altice France SA, 8.125%, 2/1/27(1)	400,000	419,220
Altice France SA, 5.50%, 1/15/28(1)	1,000,000	941,850
CenturyLink, Inc., 5.625%, 4/1/20	1,995,000	1,995,000
CenturyLink, Inc., 6.45%, 6/15/21	200,000	204,100
CenturyLink, Inc., 5.80%, 3/15/22	550,000	558,063
CenturyLink, Inc., 6.75%, 12/1/23	350,000	374,169
CenturyLink, Inc., 7.50%, 4/1/24	550,000	605,690
CenturyLink, Inc., 5.125%, 12/15/26(1)	650,000	651,625
Cogent Communications Group, Inc., 5.375%, 3/1/22(1)	50,000	50,672
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	1,000,000	830,000
Digicel Group Two Ltd., 8.25%, 9/30/22(1)	1,803,000	315,525
Embarq Corp., 8.00%, 6/1/36	1,725,000	1,716,936
Frontier Communications Corp., 10.50%, 9/15/22(3)(4)	4,450,000	1,200,103
Frontier Communications Corp., 8.50%, 4/1/26(1)(3)	375,000	344,794
Frontier Communications Corp., 8.00%, 4/1/27(1)(3)	725,000	719,077
Intelsat Connect Finance SA, 9.50%, 2/15/23(1)(3)	1,825,000	684,375
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)(3)	75,000	72,937
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(3)	1,550,000	985,730
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(3)	2,425,000	1,530,793
Intelsat Luxembourg SA, 7.75%, 6/1/21(3)	75,000	38,063
Intelsat Luxembourg SA, 8.125%, 6/1/23(3)	600,000	127,500
Level 3 Financing, Inc., 5.375%, 8/15/22	1,177,000	1,183,768
Level 3 Financing, Inc., 5.625%, 2/1/23	425,000	422,357
Level 3 Financing, Inc., 5.375%, 5/1/25	475,000	475,596
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	500,000	486,872
Qwest Corp., 6.75%, 12/1/21	450,000	459,394
Sprint Capital Corp., 6.875%, 11/15/28	375,000	430,406
Sprint Capital Corp., 8.75%, 3/15/32	3,695,000	4,907,145
Telecom Italia Capital SA, 6.00%, 9/30/34	1,285,000	1,281,103
Telecom Italia Capital SA, 7.20%, 7/18/36	175,000	182,490
Telecom Italia SpA, 5.30%, 5/30/24(1)	125,000	126,566
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	400,000	384,920
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	625,000	603,469
Windstream Services LLC / Windstream Finance Corp., 10.50%, 6/30/24(1)(3)(4)	475,000	23,750
		30,270,482

12

	Principal Amount/Shares	Value
Electric Utilities — 1.9%
Drax Finco plc, 6.625%, 11/1/25(1)	$600,000	$605,253
NextEra Energy Operating Partners LP, 4.25%, 7/15/24(1)	725,000	711,410
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	450,000	441,565
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,025,000	979,512
NRG Energy, Inc., 7.25%, 5/15/26	320,000	336,976
Pacific Gas & Electric Co., 3.25%, 6/15/23(3)(4)	200,000	193,749
Pacific Gas & Electric Co., 6.05%, 3/1/34(3)(4)	1,150,000	1,167,882
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)(4)	825,000	843,810
Pacific Gas & Electric Co., 5.40%, 1/15/40(3)(4)	600,000	613,680
Pacific Gas & Electric Co., 5.125%, 11/15/43(3)(4)	850,000	858,759
Pacific Gas & Electric Co., 4.00%, 12/1/46(3)(4)	150,000	137,670
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	900,000	654,271
Talen Energy Supply LLC, 7.25%, 5/15/27(1)	175,000	159,119
Talen Energy Supply LLC, 6.625%, 1/15/28(1)	350,000	296,260
Vistra Operations Co. LLC, 3.55%, 7/15/24(1)	600,000	565,830
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	225,000	233,280
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	1,200,000	1,224,660
		10,023,686
Electronic Equipment, Instruments and Components — 0.1%
MTS Systems Corp., 5.75%, 8/15/27(1)	325,000	304,214
TTM Technologies, Inc., 5.625%, 10/1/25(1)	475,000	403,154
		707,368
Energy Equipment and Services — 1.5%
Apergy Corp., 6.375%, 5/1/26	275,000	214,099
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	400,000	286,827
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	700,000	488,250
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	175,000	87,500
Calfrac Holdings LP, 8.50%, 6/15/26(1)	275,000	23,375
Diamond Offshore Drilling, Inc., 3.45%, 11/1/23(3)	250,000	75,936
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25(3)	850,000	224,719
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39(3)	275,000	45,459
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	975,000	365,596
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	425,000	282,625
FTS International, Inc., 6.25%, 5/1/22	1,185,000	421,784
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)	400,000	145,374
Nabors Industries Ltd., 7.25%, 1/15/26(1)	400,000	139,000
Nabors Industries Ltd., 7.50%, 1/15/28(1)	300,000	98,250
Nabors Industries, Inc., 5.75%, 2/1/25	1,700,000	388,867
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	300,000	77,955
Noble Holding International Ltd., 7.75%, 1/15/24	323,000	31,895
Noble Holding International Ltd., 7.875%, 2/1/26(1)	1,075,000	267,183
Noble Holding International Ltd., 6.20%, 8/1/40	175,000	11,428
Noble Holding International Ltd., 8.95%, 4/1/45	200,000	12,061
Precision Drilling Corp., 5.25%, 11/15/24	500,000	179,373

13

	Principal Amount/Shares	Value
Precision Drilling Corp., 7.125%, 1/15/26(1)	$550,000	$186,198
SESI LLC, 7.125%, 12/15/21(1)	875,000	378,438
SESI LLC, 7.75%, 9/15/24	300,000	80,624
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	1,075,000	540,725
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	688,875	556,246
Transocean Pontus Ltd., 6.125%, 8/1/25(1)	438,375	358,358
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	150,000	122,545
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	375,000	317,801
Transocean, Inc., 7.25%, 11/1/25(1)	300,000	153,081
Transocean, Inc., 8.00%, 2/1/27(1)	1,175,000	562,531
Transocean, Inc., 7.50%, 4/15/31	1,000,000	262,425
Transocean, Inc., 6.80%, 3/15/38	200,000	47,560
Transocean, Inc., 9.35%, 12/15/41	175,000	43,751
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	625,000	394,139
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	575,000	359,691
		8,231,669
Entertainment — 1.2%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	400,000	329,710
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,025,000	432,517
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	175,000	73,951
Banijay Entertainment SASU, 5.375%, 3/1/25(1)	200,000	184,500
Cinemark USA, Inc., 5.125%, 12/15/22	610,000	487,046
Cinemark USA, Inc., 4.875%, 6/1/23	300,000	226,491
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	900,000	798,723
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	250,000	215,139
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	650,000	584,052
Netflix, Inc., 5.375%, 2/1/21	450,000	456,412
Netflix, Inc., 6.375%, 5/15/29	1,950,000	2,136,322
Netflix, Inc., 5.375%, 11/15/29(1)	525,000	551,539
		6,476,402
Equity Real Estate Investment Trusts (REITs) — 1.7%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	200,000	169,251
ESH Hospitality, Inc., 4.625%, 10/1/27(1)	550,000	432,052
FelCor Lodging LP, 6.00%, 6/1/25	1,280,000	1,233,594
GEO Group, Inc. (The), 5.875%, 10/15/24	50,000	35,437
GEO Group, Inc. (The), 6.00%, 4/15/26	50,000	32,848
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	500,000	460,070
GLP Capital LP / GLP Financing II, Inc., 5.25%, 6/1/25	150,000	139,871
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	310,000	276,505
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24(1)	525,000	507,284
Iron Mountain, Inc., 5.75%, 8/15/24	620,000	621,531
Iron Mountain, Inc., 4.875%, 9/15/29(1)	775,000	733,419
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27	200,000	174,750
MPT Operating Partnership LP / MPT Finance Corp., 5.50%, 5/1/24	400,000	390,500

14

	Principal Amount/Shares	Value
SBA Communications Corp., 4.00%, 10/1/22	$125,000	$125,897
SBA Communications Corp., 3.875%, 2/15/27(1)	925,000	934,250
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,615,000	1,211,783
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	950,000	890,625
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	200,000	184,601
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	250,000	237,031
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	250,000	238,281
		9,029,580
Food and Staples Retailing — 0.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	450,000	446,400
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24	1,050,000	1,073,594
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.75%, 3/15/25	200,000	201,501
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	775,000	775,426
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	575,000	573,563
Ingles Markets, Inc., 5.75%, 6/15/23	156,000	156,385
Rite Aid Corp., 6.125%, 4/1/23(1)	290,000	251,575
Rite Aid Corp., 7.50%, 7/1/25(1)	110,000	105,325
Sysco Corp., 5.65%, 4/1/25(5)	75,000	78,176
Sysco Corp., 6.60%, 4/1/40(5)	50,000	53,791
Sysco Corp., 6.60%, 4/1/50(5)	275,000	299,829
		4,015,565
Food Products — 3.6%
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	550,000	504,608
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	950,000	943,764
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	300,000	293,000
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	100,000	85,375
JBS Investments II GmbH, 7.00%, 1/15/26(1)	400,000	400,816
JBS Investments II GmbH, 5.75%, 1/15/28(1)	400,000	390,420
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	1,365,000	1,390,587
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29(1)	25,000	26,956
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	775,000	804,489
KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/26(1)	200,000	202,125
Kraft Heinz Foods Co., 4.625%, 1/30/29	125,000	126,274
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)	200,000	191,221
Kraft Heinz Foods Co., 5.00%, 7/15/35	975,000	975,880
Kraft Heinz Foods Co., 6.875%, 1/26/39	325,000	374,031
Kraft Heinz Foods Co., 6.50%, 2/9/40	1,175,000	1,290,245
Kraft Heinz Foods Co., 5.00%, 6/4/42	500,000	476,104
Kraft Heinz Foods Co., 5.20%, 7/15/45	1,175,000	1,136,367
Kraft Heinz Foods Co., 4.375%, 6/1/46	3,050,000	2,765,203

15

	Principal Amount/Shares	Value
Kraft Heinz Foods Co., 4.875%, 10/1/49(1)	$1,600,000	$1,463,113
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	1,030,000	1,041,593
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	525,000	526,024
Post Holdings, Inc., 5.75%, 3/1/27(1)	2,925,000	3,017,657
Post Holdings, Inc., 4.625%, 4/15/30(1)	400,000	386,000
US Foods, Inc., 5.875%, 6/15/24(1)	350,000	318,061
		19,129,913
Gas Utilities — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,045,000	979,262
Health Care Equipment and Supplies — 0.1%
Hill-Rom Holdings, Inc., 4.375%, 9/15/27(1)	250,000	248,386
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	185,000	176,209
		424,595
Health Care Providers and Services — 4.0%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	1,200,000	700,494
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	225,000	219,499
Centene Corp., 4.75%, 5/15/22	1,325,000	1,338,700
Centene Corp., 4.75%, 1/15/25(1)	1,300,000	1,324,381
Centene Corp., 4.25%, 12/15/27(1)	1,325,000	1,334,871
Centene Corp., 4.625%, 12/15/29(1)	100,000	101,055
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	422,000	319,665
CHS / Community Health Systems, Inc., 8.625%, 1/15/24(1)	575,000	571,929
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	422,000	295,548
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	875,000	836,169
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	172,000	159,530
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	545,000	220,725
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(1)	1,110,000	875,507
CHS/Community Health Systems, Inc., 6.625%, 2/15/25(1)	1,000,000	932,500
Encompass Health Corp., 5.75%, 11/1/24	315,000	318,451
Encompass Health Corp., 4.75%, 2/1/30	200,000	198,110
Envision Healthcare Corp., 8.75%, 10/15/26(1)	1,225,000	307,527
HCA, Inc., 5.875%, 5/1/23	325,000	341,291
HCA, Inc., 7.69%, 6/15/25	1,730,000	1,831,629
HCA, Inc., 5.875%, 2/15/26	625,000	654,344
HCA, Inc., 5.375%, 9/1/26	775,000	804,121
HCA, Inc., 5.625%, 9/1/28	1,795,000	1,888,789
HCA, Inc., 3.50%, 9/1/30	50,000	45,569
IQVIA, Inc., 5.00%, 5/15/27(1)	425,000	437,524
LifePoint Health, Inc., 4.375%, 2/15/27(1)	225,000	213,637
MEDNAX, Inc., 6.25%, 1/15/27(1)	375,000	303,778
Polaris Intermediate Corp., 8.50% Cash or 9.25% PIK, 12/1/22(1)(2)	875,000	684,670
Radiology Partners, Inc., 9.25%, 2/1/28(1)	125,000	109,156
Select Medical Corp., 6.25%, 8/15/26(1)	550,000	553,028
Tenet Healthcare Corp., 8.125%, 4/1/22	75,000	71,276
Tenet Healthcare Corp., 6.75%, 6/15/23	580,000	538,678
Tenet Healthcare Corp., 4.625%, 7/15/24	706,000	675,995

16

	Principal Amount/Shares	Value
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	$425,000	$409,190
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	825,000	788,906
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	150,000	146,812
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	125,000	119,844
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	600,000	527,502
		21,200,400
Hotels, Restaurants and Leisure — 6.7%
1011778 BC ULC / New Red Finance, Inc., 4.25%, 5/15/24(1)	325,000	326,217
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	2,850,000	2,739,548
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	400,000	371,780
Aramark Services, Inc., 5.00%, 4/1/25(1)	250,000	238,518
Arrow Bidco LLC, 9.50%, 3/15/24(1)	200,000	91,749
Boyd Gaming Corp., 6.375%, 4/1/26	350,000	304,693
Boyd Gaming Corp., 6.00%, 8/15/26	1,450,000	1,259,387
Boyne USA, Inc., 7.25%, 5/1/25(1)	771,000	743,047
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	1,125,000	820,912
Carlson Travel, Inc., 9.50%, 12/15/24(1)	800,000	534,996
Churchill Downs, Inc., 5.50%, 4/1/27(1)	475,000	450,324
Churchill Downs, Inc., 4.75%, 1/15/28(1)	500,000	437,775
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	575,000	465,028
Eldorado Resorts, Inc., 7.00%, 8/1/23	2,315,000	2,097,980
Eldorado Resorts, Inc., 6.00%, 4/1/25	625,000	566,409
Enterprise Development Authority (The), 12.00%, 7/15/24(1)	1,025,000	900,714
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	1,150,000	1,010,557
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	850,000	567,050
Golden Nugget, Inc., 6.75%, 10/15/24(1)	2,450,000	1,561,532
Golden Nugget, Inc., 8.75%, 10/1/25(1)	1,500,000	785,580
Hilton Domestic Operating Co., Inc., 5.125%, 5/1/26	1,425,000	1,376,611
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/20(2)	319,365	317,768
IRB Holding Corp., 6.75%, 2/15/26(1)	425,000	338,494
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	550,000	468,185
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	850,000	804,922
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	2,775,000	2,299,767
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28(1)	200,000	151,709
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 9/15/26	100,000	87,562
Melco Resorts Finance Ltd., 5.25%, 4/26/26(1)	800,000	726,062
Melco Resorts Finance Ltd., 5.625%, 7/17/27(1)	400,000	351,680
Melco Resorts Finance Ltd., 5.375%, 12/4/29(1)	600,000	522,016
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	800,000	682,834
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	400,000	379,622
MGM China Holdings Ltd., 5.875%, 5/15/26(1)	200,000	177,124
MGM Resorts International, 7.75%, 3/15/22	980,000	975,943
MGM Resorts International, 6.00%, 3/15/23	2,100,000	2,039,635
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	2,125,000	1,591,083

17

	Principal Amount/Shares	Value
Motion Bondco DAC, 6.625%, 11/15/27(1)	$200,000	$145,000
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	825,000	771,375
NCL Corp. Ltd., 3.625%, 12/15/24(1)	75,000	48,398
Scientific Games International, Inc., 8.25%, 3/15/26(1)	350,000	226,006
Scientific Games International, Inc., 7.00%, 5/15/28(1)	1,150,000	713,633
Scientific Games International, Inc., 7.25%, 11/15/29(1)	475,000	296,614
Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/1/27(1)	250,000	226,875
Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27(1)	225,000	170,672
Viking Cruises Ltd., 6.25%, 5/15/25(1)	600,000	389,247
Viking Cruises Ltd., 5.875%, 9/15/27(1)	100,000	59,066
Wyndham Destinations, Inc., 4.625%, 3/1/30(1)	250,000	193,906
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	250,000	234,368
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	725,000	658,844
Wynn Macau Ltd., 4.875%, 10/1/24(1)	800,000	754,996
Wynn Macau Ltd., 5.50%, 10/1/27(1)	400,000	357,593
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	175,000	160,234
Yum! Brands, Inc., 3.875%, 11/1/23	625,000	586,716
Yum! Brands, Inc., 7.75%, 4/1/25(1)(5)	150,000	157,875
		35,716,231
Household Durables — 3.0%
Adams Homes, Inc., 7.50%, 2/15/25(1)	525,000	505,313
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	475,000	384,154
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	350,000	279,125
Beazer Homes USA, Inc., 6.75%, 3/15/25	300,000	244,124
Beazer Homes USA, Inc., 7.25%, 10/15/29	350,000	268,651
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.375%, 5/15/25(1)	1,000,000	908,745
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.875%, 2/15/30(1)	500,000	381,725
Century Communities, Inc., 6.75%, 6/1/27	450,000	367,352
Installed Building Products, Inc., 5.75%, 2/1/28(1)	475,000	456,495
KB Home, 7.00%, 12/15/21	565,000	564,265
KB Home, 7.625%, 5/15/23	150,000	152,062
KB Home, 6.875%, 6/15/27	425,000	428,631
Lennar Corp., 5.00%, 6/15/27	625,000	577,214
Mattamy Group Corp., 4.625%, 3/1/30(1)	575,000	497,734
Meritage Homes Corp., 7.00%, 4/1/22	540,000	544,555
Meritage Homes Corp., 6.00%, 6/1/25	750,000	698,434
Newell Brands, Inc., 4.20%, 4/1/26	1,250,000	1,225,436
Newell Brands, Inc., 5.625%, 4/1/36	1,350,000	1,344,463
Newell Brands, Inc., 5.75%, 4/1/46	325,000	330,897
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	375,000	322,266
Taylor Morrison Communities, Inc., 6.00%, 9/1/23(1)	525,000	509,906
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(1)	1,480,000	1,393,050

18

	Principal Amount/Shares	Value
Taylor Morrison Communities, Inc., 6.625%, 7/15/27(1)	$325,000	$296,156
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	450,000	405,656
Toll Brothers Finance Corp., 5.875%, 2/15/22	225,000	226,125
TopBuild Corp., 5.625%, 5/1/26(1)	675,000	626,766
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	815,000	764,246
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	630,000	619,880
Williams Scotsman International, Inc., 6.875%, 8/15/23(1)	850,000	780,933
		16,104,359
Household Products — 0.4%
Central Garden & Pet Co., 5.125%, 2/1/28	200,000	186,709
Energizer Holdings, Inc., 6.375%, 7/15/26(1)	475,000	482,386
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(1)	375,000	310,779
Prestige Brands, Inc., 6.375%, 3/1/24(1)	200,000	206,251
Prestige Brands, Inc., 5.125%, 1/15/28(1)	375,000	374,175
Spectrum Brands, Inc., 5.75%, 7/15/25	845,000	796,387
		2,356,687
Independent Power and Renewable Electricity Producers — 1.4%
Calpine Corp., 5.50%, 2/1/24	360,000	344,689
Calpine Corp., 5.25%, 6/1/26(1)	800,000	765,574
Calpine Corp., 4.50%, 2/15/28(1)	900,000	875,700
Calpine Corp., 5.125%, 3/15/28(1)	1,600,000	1,484,000
Clearway Energy Operating LLC, 5.75%, 10/15/25	775,000	772,098
Clearway Energy Operating LLC, 5.00%, 9/15/26	175,000	170,807
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	800,000	745,000
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	700,000	699,979
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	825,000	869,014
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	425,000	414,609
Vistra Energy Corp., 5.875%, 6/1/23	175,000	175,870
		7,317,340
Industrial Conglomerates — 0.1%
Amsted Industries, Inc., 5.625%, 7/1/27(1)	250,000	245,364
Stena International SA, 6.125%, 2/1/25(1)	200,000	169,500
		414,864
Insurance — 1.4%
Acrisure LLC / Acrisure Finance, Inc., 8.125%, 2/15/24(1)	700,000	685,773
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,600,000	1,387,952
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	325,000	304,563
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	1,400,000	1,254,757
AssuredPartners, Inc., 7.00%, 8/15/25(1)	700,000	635,229
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(1)	925,000	920,625
Genworth Holdings, Inc., 7.625%, 9/24/21	820,000	784,707
Genworth Holdings, Inc., 4.90%, 8/15/23	450,000	390,375
Genworth Holdings, Inc., VRN, 3.69%, (3-month LIBOR plus 2.00%), 11/15/66	450,000	184,637
GTCR AP Finance, Inc., 8.00%, 5/15/27(1)	225,000	208,922
HUB International Ltd., 7.00%, 5/1/26(1)	925,000	922,757
		7,680,297

19

	Principal Amount/Shares	Value
Interactive Media and Services — 0.3%
Match Group, Inc., 6.375%, 6/1/24	$700,000	$711,379
Match Group, Inc., 5.00%, 12/15/27(1)	400,000	385,417
Match Group, Inc., 5.625%, 2/15/29(1)	300,000	289,063
Twitter, Inc., 3.875%, 12/15/27(1)	225,000	218,109
		1,603,968
Internet and Direct Marketing Retail — 0.2%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	775,000	786,431
QVC, Inc., 4.75%, 2/15/27	400,000	355,598
		1,142,029
IT Services — 1.0%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	525,000	465,977
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	230,000	241,165
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,150,000	310,500
Gartner, Inc., 5.125%, 4/1/25(1)	225,000	221,345
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	375,000	339,609
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	925,000	822,094
Science Applications International Corp., 4.875%, 4/1/28(1)	825,000	796,641
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	850,000	784,150
Vericast Corp., 9.25%, 3/1/21(1)	485,000	497,125
Vericast Corp., 8.375%, 8/15/22(1)	1,450,000	1,130,545
		5,609,151
Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(1)	375,000	384,846
Mattel, Inc., 5.875%, 12/15/27(1)	275,000	282,026
Mattel, Inc., 5.45%, 11/1/41	75,000	60,023
		726,895
Life Sciences Tools and Services — 0.4%
Avantor, Inc., 6.00%, 10/1/24(1)	425,000	447,931
Avantor, Inc., 9.00%, 10/1/25(1)	1,050,000	1,111,903
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	525,000	539,158
		2,098,992
Machinery — 1.1%
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	150,000	125,812
Cloud Crane LLC, 10.125%, 8/1/24(1)	575,000	456,409
Colfax Corp., 6.00%, 2/15/24(1)	325,000	325,408
Colfax Corp., 6.375%, 2/15/26(1)	125,000	123,594
EnPro Industries, Inc., 5.75%, 10/15/26	500,000	490,879
Granite US Holdings Corp., 11.00%, 10/1/27(1)	225,000	194,953
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(2)	450,000	333,891
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	400,000	314,998
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	275,000	245,332
Navistar International Corp., 6.625%, 11/1/25(1)	575,000	482,284
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	175,000	164,932
SPX FLOW, Inc., 5.625%, 8/15/24(1)	150,000	146,812

20

	Principal Amount/Shares	Value
Stevens Holding Co., Inc., 6.125%, 10/1/26(1)	$300,000	$298,937
Tennant Co., 5.625%, 5/1/25	300,000	291,374
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	550,000	463,082
Titan International, Inc., 6.50%, 11/30/23	550,000	252,310
Wabash National Corp., 5.50%, 10/1/25(1)	575,000	462,153
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,050,000	933,182
		6,106,342
Media — 9.4%
Altice Financing SA, 7.50%, 5/15/26(1)	1,445,000	1,413,282
Altice Financing SA, 5.00%, 1/15/28(1)	1,200,000	1,071,000
AMC Networks, Inc., 5.00%, 4/1/24	125,000	120,625
Block Communications, Inc., 4.875%, 3/1/28(1)	250,000	233,906
Cablevision Systems Corp., 5.875%, 9/15/22	300,000	304,602
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	700,000	691,488
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	725,000	727,697
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	500,000	508,128
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	375,000	385,783
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	950,000	979,882
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	3,815,000	3,875,849
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	375,000	382,338
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27(1)	325,000	336,975
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	300,000	300,915
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	2,525,000	2,488,703
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	2,050,000	2,010,691
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(1)	525,000	454,784
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	1,575,000	1,483,571
CSC Holdings LLC, 5.375%, 7/15/23(1)	600,000	609,753
CSC Holdings LLC, 5.50%, 5/15/26(1)	630,000	656,030
CSC Holdings LLC, 6.50%, 2/1/29(1)	2,200,000	2,385,053
CSC Holdings LLC, 5.75%, 1/15/30(1)	1,725,000	1,746,062
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	1,375,000	1,124,945
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	725,000	488,868
DISH DBS Corp., 5.125%, 5/1/20	125,000	124,476
DISH DBS Corp., 6.75%, 6/1/21	100,000	101,946
DISH DBS Corp., 5.875%, 7/15/22	100,000	97,916
DISH DBS Corp., 5.00%, 3/15/23	1,170,000	1,131,998
DISH DBS Corp., 5.875%, 11/15/24	350,000	343,030
EW Scripps Co. (The), 5.125%, 5/15/25(1)	350,000	311,061
GCI LLC, 6.625%, 6/15/24(1)	350,000	349,561
Gray Television, Inc., 5.125%, 10/15/24(1)	2,250,000	2,188,136
Gray Television, Inc., 5.875%, 7/15/26(1)	625,000	605,219
Gray Television, Inc., 7.00%, 5/15/27(1)	375,000	375,206

21

	Principal Amount/Shares	Value
iHeartCommunications, Inc., 6.375%, 5/1/26	$525,000	$499,736
iHeartCommunications, Inc., 8.375%, 5/1/27	200,000	171,390
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	925,000	811,179
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	525,000	475,414
Lamar Media Corp., 5.75%, 2/1/26	100,000	102,875
Lamar Media Corp., 3.75%, 2/15/28(1)	200,000	188,976
Lamar Media Corp., 4.00%, 2/15/30(1)	375,000	351,563
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	600,000	594,330
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	350,000	341,865
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	1,440,000	1,364,393
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	1,375,000	1,351,694
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	875,000	809,856
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	75,000	67,166
Quebecor Media, Inc., 5.75%, 1/15/23	250,000	255,286
Salem Media Group, Inc., 6.75%, 6/1/24(1)	325,000	271,375
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	325,000	287,804
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	300,000	268,063
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	575,000	479,004
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	925,000	928,449
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	1,185,000	1,180,550
Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	600,000	612,711
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	550,000	564,052
TEGNA, Inc., 4.625%, 3/15/28(1)	1,625,000	1,437,109
TEGNA, Inc., 5.00%, 9/15/29(1)	525,000	474,469
Townsquare Media, Inc., 6.50%, 4/1/23(1)	1,075,000	1,041,401
Univision Communications, Inc., 6.75%, 9/15/22(1)	315,000	305,057
Univision Communications, Inc., 5.125%, 2/15/25(1)	600,000	516,000
UPC Holding BV, 5.50%, 1/15/28(1)	600,000	567,330
Videotron Ltd., 5.375%, 6/15/24(1)	225,000	227,738
Virgin Media Finance plc, 5.75%, 1/15/25(1)	1,660,000	1,624,717
Virgin Media Secured Finance plc, 5.50%, 8/15/26(1)	655,000	669,389
Ziggo BV, 5.50%, 1/15/27(1)	607,000	610,369
Ziggo BV, 4.875%, 1/15/30(1)	200,000	196,181
		50,056,970
Metals and Mining — 4.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	1,060,000	1,035,800
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	600,000	549,330
Aleris International, Inc., 10.75%, 7/15/23(1)	700,000	686,000
Allegheny Technologies, Inc., 5.875%, 12/1/27	425,000	354,450
Arconic Corp., 6.125%, 2/15/28(1)	250,000	257,500
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	625,000	559,031
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	450,000	412,861
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	497,000	387,660
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	250,000	222,344

22

	Principal Amount/Shares	Value
Cleveland-Cliffs, Inc., 5.875%, 6/1/27(1)	$975,000	$589,339
Coeur Mining, Inc., 5.875%, 6/1/24	450,000	408,935
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	525,000	476,857
Constellium SE, 6.625%, 3/1/25(1)	2,165,000	1,964,673
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	695,000	599,441
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	3,200,000	2,676,016
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	600,000	503,067
Freeport-McMoRan, Inc., 3.55%, 3/1/22	122,000	117,689
Freeport-McMoRan, Inc., 3.875%, 3/15/23	500,000	479,377
Freeport-McMoRan, Inc., 5.00%, 9/1/27	625,000	583,750
Freeport-McMoRan, Inc., 4.125%, 3/1/28	775,000	681,333
Freeport-McMoRan, Inc., 4.25%, 3/1/30	1,075,000	937,991
Freeport-McMoRan, Inc., 5.45%, 3/15/43	1,775,000	1,602,470
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	125,000	117,534
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	350,000	306,689
IAMGOLD Corp., 7.00%, 4/15/25(1)	175,000	164,280
Kaiser Aluminum Corp., 4.625%, 3/1/28(1)	425,000	379,546
Kinross Gold Corp., 5.125%, 9/1/21	360,000	363,330
Kinross Gold Corp., 4.50%, 7/15/27	525,000	498,620
Mineral Resources Ltd., 8.125%, 5/1/27(1)	850,000	802,262
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	350,000	255,938
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	300,000	148,602
Novelis Corp., 5.875%, 9/30/26(1)	775,000	765,958
Novelis Corp., 4.75%, 1/30/30(1)	1,275,000	1,141,922
Park-Ohio Industries, Inc., 6.625%, 4/15/27	275,000	219,713
Petra Diamonds US Treasury plc, 7.25%, 5/1/22(1)	200,000	47,000
Taseko Mines Ltd., 8.75%, 6/15/22(1)	1,025,000	469,897
United States Steel Corp., 6.25%, 3/15/26	150,000	98,333
Warrior Met Coal, Inc., 8.00%, 11/1/24(1)	100,000	83,188
		21,948,726
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	1,376,000	1,241,811
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	375,000	299,063
		1,540,874
Multiline Retail†
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	600,000	108,000
JC Penney Corp., Inc., 6.375%, 10/15/36	625,000	56,250
Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG, 8.75%, 10/25/24(1)(3)	455,189	45,519
		209,769
Oil, Gas and Consumable Fuels — 5.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	725,000	509,095
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	550,000	356,166
Antero Resources Corp., 5.375%, 11/1/21	375,000	274,860

23

	Principal Amount/Shares	Value
Antero Resources Corp., 5.125%, 12/1/22	$350,000	$183,869
Antero Resources Corp., 5.625%, 6/1/23	100,000	40,750
Antero Resources Corp., 5.00%, 3/1/25	75,000	28,313
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	650,000	352,612
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	75,000	22,203
Bruin E&P Partners LLC, 8.875%, 8/1/23(1)	1,425,000	121,125
Callon Petroleum Co., 6.25%, 4/15/23	265,000	64,917
Callon Petroleum Co., 6.125%, 10/1/24	575,000	106,375
Callon Petroleum Co., 6.375%, 7/1/26	575,000	96,912
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	750,000	186,407
Chaparral Energy, Inc., 8.75%, 7/15/23(1)	1,000,000	70,500
Chesapeake Energy Corp., 6.625%, 8/15/20	11,000	3,300
Chesapeake Energy Corp., 6.875%, 11/15/20	1,200,000	336,000
Chesapeake Energy Corp., 5.75%, 3/15/23	250,000	26,875
Chesapeake Energy Corp., 8.00%, 1/15/25	725,000	50,750
Citgo Holding, Inc., 9.25%, 8/1/24(1)	1,625,000	1,336,562
CNX Resources Corp., 5.875%, 4/15/22	350,000	322,875
CNX Resources Corp., 7.25%, 3/14/27(1)	675,000	481,602
Comstock Resources, Inc., 7.50%, 5/15/25(1)	250,000	178,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	1,045,000	591,945
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	590,000	342,218
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)	475,000	264,710
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	900,000	474,723
DCP Midstream Operating LP, 5.125%, 5/15/29	575,000	365,413
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	300,000	294,377
Denbury Resources, Inc., 9.00%, 5/15/21(1)	1,695,000	507,229
Endeavor Energy Resources LP / EER Finance, Inc., 5.50%, 1/30/26(1)	125,000	87,147
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	625,000	428,469
EnLink Midstream LLC, 5.375%, 6/1/29	950,000	500,619
EnLink Midstream Partners LP, 4.40%, 4/1/24	175,000	89,630
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,300,000	648,268
EnLink Midstream Partners LP, 5.60%, 4/1/44	200,000	69,561
EnLink Midstream Partners LP, 5.05%, 4/1/45	225,000	84,376
EnLink Midstream Partners LP, 5.45%, 6/1/47	375,000	126,600
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20(3)(4)	1,725,000	6,641
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)(3)(4)	1,075,000	9,675
EQT Corp., 7.00%, 2/1/30	75,000	56,439
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	175,000	32,593
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	575,000	402,471
Gulfport Energy Corp., 6.00%, 10/15/24	395,000	99,738

24

	Principal Amount/Shares	Value
Gulfport Energy Corp., 6.375%, 5/15/25	$465,000	$116,829
Gulfport Energy Corp., 6.375%, 1/15/26	350,000	71,385
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	1,577,000	1,124,452
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,050,000	741,877
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	1,150,000	515,824
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	475,000	400,484
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	800,000	534,060
Jagged Peak Energy LLC, 5.875%, 5/1/26	450,000	339,713
Laredo Petroleum, Inc., 9.50%, 1/15/25	575,000	232,156
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	350,000	218,750
Matador Resources Co., 5.875%, 9/15/26	450,000	129,251
MEG Energy Corp., 7.00%, 3/31/24(1)	375,000	175,314
MEG Energy Corp., 7.125%, 2/1/27(1)	650,000	328,250
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	775,000	231,370
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	150,000	50,031
Murphy Oil Corp., 6.875%, 8/15/24	375,000	224,533
Murphy Oil Corp., 5.75%, 8/15/25	485,000	262,557
Murphy Oil Corp., 5.875%, 12/1/27	125,000	65,819
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(3)(4)	3,592,071	4,526
NuStar Logistics LP, 6.00%, 6/1/26	250,000	186,406
Oasis Petroleum, Inc., 6.875%, 3/15/22	275,000	56,375
Oasis Petroleum, Inc., 6.25%, 5/1/26(1)	175,000	29,326
Occidental Petroleum Corp., 7.50%, 5/1/31	350,000	181,444
Parkland Fuel Corp., 6.00%, 4/1/26(1)	275,000	257,276
Parkland Fuel Corp., 5.875%, 7/15/27(1)	550,000	518,622
Parsley Energy LLC / Parsley Finance Corp., 4.125%, 2/15/28(1)	225,000	154,688
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28(1)	250,000	170,000
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	550,000	342,947
PDC Energy, Inc., 6.125%, 9/15/24	225,000	122,061
PDC Energy, Inc., 5.75%, 5/15/26	50,000	28,336
Range Resources Corp., 5.00%, 8/15/22	1,010,000	764,772
Sanchez Energy Corp., 7.75%, 6/15/21(3)(4)	2,855,000	20,128
Sanchez Energy Corp., 6.125%, 1/15/23(3)(4)	1,250,000	18,750
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	850,000	473,849
SM Energy Co., 5.625%, 6/1/25	725,000	203,910
SM Energy Co., 6.75%, 9/15/26	225,000	69,422
SM Energy Co., 6.625%, 1/15/27	275,000	81,959
Southwestern Energy Co., 7.75%, 10/1/27	200,000	133,015
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	1,000,000	228,436
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	425,000	50,467
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23	1,525,000	1,485,983
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	150,000	131,073
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	400,000	346,787
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 4.75%, 10/1/23(1)	650,000	406,270

25

	Principal Amount/Shares	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	$1,240,000	$1,075,024
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, 3/15/24	225,000	199,681
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27	75,000	64,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	575,000	467,494
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	325,000	264,063
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30(1)	375,000	292,969
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	450,000	363,844
Tullow Oil plc, 7.00%, 3/1/25(1)	200,000	51,494
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	800,000	196,000
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	925,000	241,656
Whiting Petroleum Corp., 5.75%, 3/15/21(3)	200,000	14,790
Whiting Petroleum Corp., 6.25%, 4/1/23(3)	400,000	33,000
Whiting Petroleum Corp., 6.625%, 1/15/26(3)	625,000	46,922
WPX Energy, Inc., 5.75%, 6/1/26	75,000	43,273
WPX Energy, Inc., 4.50%, 1/15/30	425,000	232,369
		26,450,222
Paper and Forest Products — 0.3%
Mercer International, Inc., 6.50%, 2/1/24	550,000	472,310
Mercer International, Inc., 7.375%, 1/15/25	450,000	378,565
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26(1)	550,000	551,948
		1,402,823
Personal Products†
Avon International Capital plc, 6.50%, 8/15/22(1)	275,000	245,695
Pharmaceuticals — 2.7%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	750,000	787,912
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	60,000	59,325
Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	192,000	190,440
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	4,285,000	4,247,528
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	950,000	1,008,615
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	225,000	232,909
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	775,000	807,976
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	725,000	691,795
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	450,000	469,507
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	550,000	518,375
Elanco Animal Health, Inc., 5.65%, 8/28/28	275,000	290,778
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	1,855,000	1,357,582
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	1,365,000	939,707
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	530,000	268,975
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	230,000	58,936
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	900,000	902,317

26

	Principal Amount/Shares	Value
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25(1)	$600,000	$597,381
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	200,000	195,110
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	1,000,000	737,800
Vizient, Inc., 6.25%, 5/15/27(1)	200,000	201,292
		14,564,260
Professional Services — 0.5%
ASGN, Inc., 4.625%, 5/15/28(1)	725,000	683,711
Dun & Bradstreet Corp. (The), 6.875%, 8/15/26(1)	525,000	548,953
Dun & Bradstreet Corp. (The), 10.25%, 2/15/27(1)	1,600,000	1,704,880
		2,937,544
Real Estate Management and Development — 0.7%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	375,000	325,301
Forestar Group, Inc., 8.00%, 4/15/24(1)	975,000	993,276
Forestar Group, Inc., 5.00%, 3/1/28(1)	300,000	250,798
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	725,000	661,584
Howard Hughes Corp. (The), 5.375%, 3/15/25(1)	250,000	243,743
Hunt Cos., Inc., 6.25%, 2/15/26(1)	650,000	490,404
Kennedy-Wilson, Inc., 5.875%, 4/1/24	250,000	225,543
Newmark Group, Inc., 6.125%, 11/15/23	500,000	509,453
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	50,000	42,375
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	150,000	127,555
		3,870,032
Road and Rail — 1.4%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	1,148,000	664,399
Algeco Global Finance plc, 8.00%, 2/15/23(1)	600,000	463,482
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	275,000	220,736
DAE Funding LLC, 4.00%, 8/1/20(1)	725,000	716,780
DAE Funding LLC, 5.00%, 8/1/24(1)	800,000	729,976
Hertz Corp. (The), 5.50%, 10/15/24(1)	75,000	42,641
Hertz Corp. (The), 7.125%, 8/1/26(1)	1,325,000	701,157
Hertz Corp. (The), 6.00%, 1/15/28(1)	1,325,000	702,979
Uber Technologies, Inc., 7.50%, 11/1/23(1)	1,550,000	1,517,109
Uber Technologies, Inc., 8.00%, 11/1/26(1)	950,000	943,381
Uber Technologies, Inc., 7.50%, 9/15/27(1)	350,000	348,171
United Rentals North America, Inc., 6.50%, 12/15/26	225,000	229,624
		7,280,435
Semiconductors and Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	1,215,000	1,298,150
Amkor Technology, Inc., 6.625%, 9/15/27(1)	300,000	283,665
Entegris, Inc., 4.625%, 2/10/26(1)	650,000	621,107
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	400,000	403,884
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	200,000	206,103
Qorvo, Inc., 5.50%, 7/15/26	200,000	210,174
Qorvo, Inc., 4.375%, 10/15/29(1)	450,000	421,031

27

	Principal Amount/Shares	Value
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	$425,000	$418,859
		3,862,973
Software — 2.0%
ACI Worldwide, Inc., 5.75%, 8/15/26(1)	200,000	199,709
Ascend Learning LLC, 6.875%, 8/1/25(1)	250,000	244,686
Ascend Learning LLC, 6.875%, 8/1/25(1)	200,000	195,749
Camelot Finance SA, 4.50%, 11/1/26(1)	650,000	634,154
Castle US Holding Corp., 9.50%, 2/15/28(1)	1,225,000	1,170,641
CDK Global, Inc., 5.25%, 5/15/29(1)	375,000	383,906
Infor US, Inc., 6.50%, 5/15/22	1,195,000	1,170,694
j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc., 6.00%, 7/15/25(1)	1,150,000	1,148,557
Open Text Corp., 3.875%, 2/15/28(1)	450,000	425,109
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	450,000	425,644
PTC, Inc., 3.625%, 2/15/25(1)	375,000	353,437
PTC, Inc., 4.00%, 2/15/28(1)	250,000	241,950
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	1,655,000	1,632,252
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,550,000	1,607,156
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	1,200,000	1,021,494
		10,855,138
Specialty Retail — 2.1%
Asbury Automotive Group, Inc., 4.50%, 3/1/28(1)	133,000	114,048
Carvana Co., 8.875%, 10/1/23(1)	400,000	380,988
eG Global Finance plc, 6.75%, 2/7/25(1)	800,000	661,004
eG Global Finance plc, 8.50%, 10/30/25(1)	400,000	358,502
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	720,000	634,464
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	155,000	135,043
L Brands, Inc., 7.50%, 6/15/29	475,000	377,364
L Brands, Inc., 6.875%, 11/1/35	425,000	316,763
L Brands, Inc., 6.75%, 7/1/36	1,350,000	982,530
Lithia Motors, Inc., 4.625%, 12/15/27(1)	275,000	249,590
Murphy Oil USA, Inc., 4.75%, 9/15/29	250,000	235,762
Penske Automotive Group, Inc., 3.75%, 8/15/20	425,000	416,994
PetSmart, Inc., 7.125%, 3/15/23(1)	1,775,000	1,685,362
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	1,525,000	1,059,875
Sonic Automotive, Inc., 6.125%, 3/15/27	400,000	355,417
Staples, Inc., 7.50%, 4/15/26(1)	1,300,000	1,144,816
Staples, Inc., 10.75%, 4/15/27(1)	1,675,000	1,294,524
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	809,000	755,400
Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26(1)	250,000	245,886
		11,404,332
Technology Hardware, Storage and Peripherals — 0.8%
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	832,000	862,160
Diebold Nixdorf, Inc., 8.50%, 4/15/24	375,000	247,033
Everi Payments, Inc., 7.50%, 12/15/25(1)	697,000	535,816
NCR Corp., 5.00%, 7/15/22	895,000	844,656
NCR Corp., 5.75%, 9/1/27(1)	800,000	733,574

28

	Principal Amount/Shares	Value
NCR Corp., 6.125%, 9/1/29(1)	$1,025,000	$962,936
		4,186,175
Textiles, Apparel and Luxury Goods — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	600,000	350,247
Thrifts and Mortgage Finance — 0.6%
MGIC Investment Corp., 5.75%, 8/15/23	200,000	186,913
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23(1)	500,000	492,027
Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26(1)	550,000	499,812
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	250,000	213,906
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	300,000	253,874
Radian Group, Inc., 4.50%, 10/1/24	525,000	521,716
Radian Group, Inc., 4.875%, 3/15/27	825,000	819,673
		2,987,921
Trading Companies and Distributors — 0.6%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	450,000	408,940
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	275,000	254,801
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	192,125
Fly Leasing Ltd., 5.25%, 10/15/24	600,000	509,247
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	150,000	139,636
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	650,000	481,809
H&E Equipment Services, Inc., 5.625%, 9/1/25	1,250,000	1,167,194
		3,153,752
Wireless Telecommunication Services — 2.0%
Digicel Group One, Ltd., 8.25%, 12/30/22(1)	1,486,000	735,570
Digicel Ltd., 6.00%, 4/15/21(1)	300,000	173,610
Sprint Communications, Inc., 9.25%, 4/15/22	675,000	727,944
Sprint Communications, Inc., 6.00%, 11/15/22	100,000	104,594
Sprint Corp., 7.875%, 9/15/23	3,335,000	3,697,298
Sprint Corp., 7.125%, 6/15/24	150,000	165,748
Sprint Corp., 7.625%, 3/1/26	250,000	284,338
T-Mobile USA, Inc., 6.00%, 3/1/23	1,000,000	1,011,765
T-Mobile USA, Inc., 6.50%, 1/15/24	65,000	66,461
T-Mobile USA, Inc., 6.00%, 4/15/24	550,000	562,358
T-Mobile USA, Inc., 6.375%, 3/1/25	1,150,000	1,183,068
T-Mobile USA, Inc., 4.75%, 2/1/28	900,000	934,245
Vodafone Group plc, VRN, 7.00%, 4/4/79	850,000	910,316
Xplornet Communications, Inc., 9.625% Cash or 10.625% PIK, 6/1/22(1)(6)	78,984	74,121
		10,631,436
TOTAL CORPORATE BONDS (Cost $577,135,466)		485,055,540
BANK LOAN OBLIGATIONS(7) — 4.1%
Chemicals — 0.1%
ASP Unifrax Holdings Inc, Term Loan B, 4.82%, (6-month LIBOR plus 3.75%), 12/12/25	197,500	158,247

29

	Principal Amount/Shares	Value
Consolidated Energy Finance, S.A., Term Loan B, 3.20%, (3-month LIBOR plus 2.50%), 5/7/25	$810,563	$587,658
		745,905
Commercial Services and Supplies — 0.2%
KAR Auction Services, Inc., 2019 Term Loan B6, 3.19%, (1-month LIBOR plus 2.25%), 9/19/26	248,750	231,337
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	111,972	91,165
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	55,006	44,785
MRO Holdings, Inc., 2019 Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 6/4/26	378,896	308,486
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 5.20%, (3-month LIBOR plus 3.75%), 5/23/25	393,007	343,881
		1,019,654
Containers and Packaging — 0.2%
Berry Global, Inc., Term Loan Y, 2.86%, (1-month LIBOR plus 2.00%), 7/1/26	1,091,750	1,043,533
Distributors — 0.1%
HD Supply, Inc., Term Loan B5, 2.74%, (1-month LIBOR plus 1.75%), 10/17/23	493,920	465,932
Diversified Financial Services — 0.3%
MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.20%, (3-month LIBOR plus 2.75%), 6/7/23	255,223	229,700
Refinitiv US Holdings Inc., 2018 USD Term Loan, 4.24%, (1-month LIBOR plus 3.25%), 10/1/25	1,211,536	1,169,635
		1,399,335
Electric Utilities — 0.1%
Vistra Operations Company LLC, 1st Lien Term Loan B3, 2.55%, (1-month LIBOR plus 1.75%), 12/31/25	76,333	72,946
Vistra Operations Company LLC, 1st Lien Term Loan B3, 2.74%, (1-month LIBOR plus 1.75%), 12/31/25	318,926	304,773
		377,719
Energy Equipment and Services — 0.1%
Keane Group Holdings, LLC, 2018 1st Lien Term Loan, 4.50%, (1-month LIBOR plus 3.50%), 5/25/25	120,625	80,819
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	176,978	172,554
		253,373
Entertainment — 0.2%
Allen Media, LLC, 2020 Term Loan B, 7.23%, (3-month LIBOR plus 5.50%), 2/10/27	925,000	777,000
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 3.24%, (1-month LIBOR plus 2.25%), 3/24/25	244,776	223,358
		1,000,358
Health Care Providers and Services — 0.2%
Air Methods Corporation, 2017 Term Loan B, 4.95%, (3-month LIBOR plus 3.50%), 4/22/24	197,964	141,434
IQVIA Inc., 2018 USD Term Loan B3, 3.20%, (3-month LIBOR plus 1.75%), 6/11/25	615,461	593,920
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 4.74%, (1-month LIBOR plus 3.75%), 11/17/25	600,000	560,253
		1,295,607

30

	Principal Amount/Shares	Value
Hotels, Restaurants and Leisure — 1.1%
Boyd Gaming Corporation, Term Loan B3, 2.93%, (1 Week LIBOR plus 2.25%), 9/15/23	$680,452	$596,457
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.45%, (3-month LIBOR plus 3.00%), 3/13/25	712,313	516,427
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.49%, (1-month LIBOR plus 2.50%), 10/4/23	302,023	237,088
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.70%, (3-month LIBOR plus 2.50%), 10/4/23	257,805	202,377
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 2.70%, (1-month LIBOR plus 1.75%), 6/22/26	1,050,000	1,000,125
Life Time Fitness Inc, 2017 Term Loan B, 4.36%, (3-month LIBOR plus 2.75%), 6/10/22	3,106,506	2,337,646
NASCAR Holdings, Inc, Term Loan B, 3.67%, (1-month LIBOR plus 2.75%), 10/19/26	518,989	461,900
UFC Holdings, LLC, 2019 Term Loan, 4.25%, (1-month LIBOR plus 3.25%), 4/29/26	445,893	397,403
		5,749,423
Insurance — 0.1%
Asurion LLC, 2018 Term Loan B6, 3.99%, (1-month LIBOR plus 3.00%), 11/3/23	519,016	500,851
Hub International Limited, 2018 Term Loan B, 4.39%, (2-month LIBOR plus 2.75%), 4/25/25	12,268	11,557
Hub International Limited, 2018 Term Loan B, 4.55%, (2-month LIBOR plus 2.75%), 4/25/25	257,919	242,959
		755,367
Machinery — 0.4%
Altra Industrial Motion Corp., 2018 Term Loan B, 2.99%, (1-month LIBOR plus 2.00%), 10/1/25	309,254	274,365
Navistar International Corporation, 2017 1st Lien Term Loan B, 4.28%, (1-month LIBOR plus 3.50%), 11/6/24	558,855	490,862
Vertiv Group Corporation, Term Loan B, 4.58%, (1-month LIBOR plus 3.00%), 3/2/27	1,350,000	1,174,500
		1,939,727
Media — 0.4%
Banijay Entertainment S.A.S, USD Term Loan, 3/4/25(8)	250,000	225,000
Cengage Learning, Inc., 2016 Term Loan B, 5.25%, (1-month LIBOR plus 4.25%), 6/7/23	843,428	691,611
Diamond Sports Group, LLC, Term Loan, 4.18%, (1-month LIBOR plus 3.25%), 8/24/26	323,375	253,849
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 4.33%, (1-month LIBOR plus 2.75%), 9/18/26	552,359	520,875
Sinclair Television Group Inc., Term Loan B2B, 3.21%, (1-month LIBOR plus 2.50%), 9/30/26	273,625	261,312
		1,952,647
Metals and Mining — 0.1%
Arconic Rolled Products Corporation, Term Loan B, 2/4/27(8)	175,000	160,125
Big River Steel LLC, Term Loan B, 6.45%, (3-month LIBOR plus 5.00%), 8/23/23	243,383	233,648
Neenah Foundry Company, 2017 Term Loan, 7.76%, (2-month LIBOR plus 6.50%), 12/13/22	188,882	165,271
Neenah Foundry Company, 2017 Term Loan, 8.12%, (2-month LIBOR plus 6.50%), 12/13/22	226,211	197,935
		756,979

31

	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 0.2%
California Resources Corporation, 2017 1st Lien Term Loan, 6.36%, (3-month LIBOR plus 4.75%), 12/31/22	$1,675,000	$446,664
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (1-month LIBOR plus 7.00%), 8/1/23	671,625	555,212
Prairie ECI Acquiror LP, Term Loan B, 6.20%, (3-month LIBOR plus 4.75%), 3/11/26	308,236	164,059
		1,165,935
Professional Services†
Dun & Bradstreet Corporation (The), Term Loan, 4.96%, (1-month LIBOR plus 4.00%), 2/6/26	275,000	249,906
Road and Rail — 0.1%
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 5.67%, (6-month LIBOR plus 3.75%), 8/25/24	463,678	403,400
Software — 0.1%
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/31/26(8)	450,000	429,750
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 2.74%, (1-month LIBOR plus 1.75%), 4/16/25	98,632	93,207
SS&C Technologies Inc., 2018 Term Loan B3, 2.74%, (1-month LIBOR plus 1.75%), 4/16/25	138,223	130,621
		653,578
Specialty Retail — 0.1%
Staples, Inc., 7 Year Term Loan, 6.52%, (1-month LIBOR plus 5.00%), 4/16/26	694,750	555,105
TOTAL BANK LOAN OBLIGATIONS (Cost $26,430,418)		21,783,483
PREFERRED STOCKS — 2.1%
Banks — 1.4%
Bank of America Corp., 5.125%	325,000	308,976
Bank of America Corp., 5.875%	50,000	50,708
Bank of America Corp., 6.25%	1,775,000	1,802,859
Barclays plc, 7.75%	200,000	175,539
Barclays plc, 8.00%	200,000	185,861
Citigroup, Inc., 4.70%	775,000	671,828
Citigroup, Inc., 5.90%	525,000	506,882
Citigroup, Inc., 6.25%	675,000	695,814
JPMorgan Chase & Co., 4.60%	425,000	372,491
JPMorgan Chase & Co., 5.24%	672,000	607,653
JPMorgan Chase & Co., 6.10%	1,100,000	1,121,664
JPMorgan Chase & Co., 6.125%	275,000	261,441
Royal Bank of Scotland Group plc, 8.00%	200,000	187,941
Royal Bank of Scotland Group plc, 8.625%	600,000	588,195
		7,537,852
Capital Markets — 0.4%
Credit Suisse Group AG, 5.10%(1)	200,000	154,750
Credit Suisse Group AG, 6.25%(1)	400,000	371,443
Deutsche Bank AG, 6.00%	200,000	134,400
Goldman Sachs Group, Inc. (The), 4.95%	700,000	623,486
Goldman Sachs Group, Inc. (The), 5.375%	750,000	670,474
		1,954,553

32

	Principal Amount/Shares	Value
Internet and Direct Marketing Retail†
MYT Holding Co., 10.00%(1)	92,632	$68,085
Oil, Gas and Consumable Fuels — 0.3%
Energy Transfer Operating LP, 6.25%	1,050,000	521,582
Energy Transfer Operating LP, 6.625%	350,000	173,861
Plains All American Pipeline LP, 6.125%	1,775,000	890,597
Summit Midstream Partners LP, 9.50%	1,000,000	14,860
		1,600,900
TOTAL PREFERRED STOCKS (Cost $14,724,219)		11,161,390
COMMON STOCKS — 0.2%
Chemicals — 0.1%
Hexion Holdings Corp., Class B(4)	54,930	521,835
Energy Equipment and Services†
Parker Drilling Co.(4)	11,731	99,479
Weatherford International plc(4)	7,388	43,958
		143,437
Media†
Cumulus Media, Inc., Class A(4)	2,563	13,891
Oil, Gas and Consumable Fuels — 0.1%
Jones Energy II, Inc.(4)	15,461	216,841
Software†
Avaya Holdings Corp.(4)	21,139	171,015
TOTAL COMMON STOCKS (Cost $3,419,553)		1,067,019
CONVERTIBLE BONDS — 0.2%
Banks — 0.2%
Barclays Bank plc, 7.625%, 11/21/22	$830,000	849,497
Oil, Gas and Consumable Fuels†
Chesapeake Energy Corp., 5.50%, 9/15/26	175,000	9,625
Denbury Resources, Inc., 6.375%, 12/31/24(1)	359,000	146,167
		155,792
TOTAL CONVERTIBLE BONDS (Cost $1,322,138)		1,005,289
ESCROW INTERESTS(9)†
Electric Utilities†
GenOn Energy(4)	425,000	—
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(4)	450,000	4,950
TOTAL ESCROW INTERESTS (Cost $168,750)		4,950
WARRANTS†
Oil, Gas and Consumable Fuels†
Jones Energy II, Inc.(4) (Cost $11,372)	4,374	4,111

33

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $5,050,938)	5,050,938	$5,050,938
TOTAL INVESTMENT SECURITIES — 98.3% (Cost $628,262,854)		525,132,720
OTHER ASSETS AND LIABILITIES — 1.7%		9,064,462
TOTAL NET ASSETS — 100.0%		$534,197,182

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $324,459,826, which represented 60.7% of total net assets. Of these securities, 0.2% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)	The security's rate was paid in cash at the last payment date.

(3)	Security is in default.

(4)	Non-income producing.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

(7)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(8)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(9)
Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $628,262,854)	$525,132,720
Cash	131,105
Receivable for investments sold	3,131,275
Receivable for capital shares sold	1,002,490
Interest receivable	10,184,758
539,582,348

Liabilities
Payable for investments purchased	5,303,443
Payable for capital shares redeemed	10,838
Accrued management fees	70,885
5,385,166

Net Assets	$534,197,182

Net Assets Consist of:
Capital paid in	$656,660,499
Distributable earnings	(122,463,317)
$534,197,182

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$101,336,524	12,310,708	$8.23
G Class	$432,860,658	52,578,982	$8.23

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$42,171,242

Expenses:
Management fees	4,027,282
Trustees' fees and expenses	50,521
Other expenses	218
4,078,021
Fees waived(1)	(3,023,121)
1,054,900

Net investment income (loss)	41,116,342

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(12,236,986)
Change in net unrealized appreciation (depreciation) on investments	(78,841,755)

Net realized and unrealized gain (loss)	(91,078,741)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(49,962,399)

(1)	Amount consists of $35,382 and $2,987,739 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$41,116,342	$47,274,852
Net realized gain (loss)	(12,236,986)	(4,366,803)
Change in net unrealized appreciation (depreciation)	(78,841,755)	(7,326,650)
Net increase (decrease) in net assets resulting from operations	(49,962,399)	35,581,399

Distributions to Shareholders
From earnings:
Investor Class	(7,216,652)	(8,018,143)
G Class	(34,400,787)	(39,257,606)
Decrease in net assets from distributions	(41,617,439)	(47,275,749)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(77,018,635)	(98,062,493)

Net increase (decrease) in net assets	(168,598,473)	(109,756,843)

Net Assets
Beginning of period	702,795,655	812,552,498
End of period	$534,197,182	$702,795,655

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

38

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century

39

Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocation, Inc. own, in aggregate, 99% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.075% of the fund's management fee. Effective August 1, 2019, the investment advisor terminated this waiver and decreased the annual management fee by 0.075%. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended March 31, 2020 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.775%	0.80%	0.77%
G Class	0.525%	0.55%	0.00%
*Prior to August 1, 2019, the annual management fee was 0.85% for the Investor Class and 0.60% for the G Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $376,963,186 and $439,237,059, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	160,642	$1,527,819	167,178	$1,527,094
Issued in reinvestment of distributions	758,569	7,216,652	829,340	7,997,254
Redeemed	(3,167,519)	(29,788,480)	(1,007,451)	(9,475,324)
	(2,248,308)	(21,044,009)	(10,933)	49,024
G Class
Sold	2,570,023	24,417,668	1,868,631	17,837,972
Issued in reinvestment of distributions	3,615,672	34,400,787	4,055,073	39,145,079
Redeemed	(12,076,037)	(114,793,081)	(16,067,893)	(155,094,568)
	(5,890,342)	(55,974,626)	(10,144,189)	(98,111,517)
Net increase (decrease)	(8,138,650)	$(77,018,635)	(10,155,122)	$(98,062,493)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$485,055,540	—
Bank Loan Obligations	—	21,783,483	—
Preferred Stocks	—	11,161,390	—
Common Stocks	$850,178	216,841	—
Convertible Bonds	—	1,005,289	—
Escrow Interests	—	4,950	—
Warrants	—	4,111	—
Temporary Cash Investments	5,050,938	—	—
	$5,901,116	$519,231,604	—

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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$41,617,439	$47,275,749
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$629,669,596
Gross tax appreciation of investments	$3,894,050
Gross tax depreciation of investments	(108,430,926)
Net tax appreciation (depreciation) of investments	$(104,536,876)
Undistributed ordinary income	$209,858
Accumulated short-term capital losses	$(2,503,022)
Accumulated long-term capital losses	$(15,633,277)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

42

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.62	0.53	(1.39)	(0.86)	(0.53)	—	(0.53)	$8.23	(9.51)%	0.78%	0.81%	5.51%	5.48%	58%	$101,337
2019	$9.77	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$9.62	4.21%	0.78%	0.86%	5.66%	5.58%	38%	$140,096
2018(3)	$10.00	0.43	(0.21)	0.22	(0.43)	(0.02)	(0.45)	$9.77	2.18%	0.81%(4)	0.85%(4)	5.04%(4)	5.00%(4)	64%	$142,308
G Class
2020	$9.62	0.60	(1.38)	(0.78)	(0.61)	—	(0.61)	$8.23	(8.80)%	0.01%	0.56%	6.28%	5.73%	58%	$432,861
2019	$9.77	0.62	(0.15)	0.47	(0.62)	—	(0.62)	$9.62	5.02%	0.01%	0.61%	6.43%	5.83%	38%	$562,700
2018(3)	$10.00	0.50	(0.22)	0.28	(0.49)	(0.02)	(0.51)	$9.77	2.76%	0.12%(4)	0.61%(4)	5.73%(4)	5.24%(4)	64%	$670,244

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 19, 2017 (fund inception) through March 31, 2018.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

45

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

46

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

47

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

48

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Notes

51

Notes

52

Notes

53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93335 2005

Annual Report

March 31, 2020

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	1.61%	0.87%	0.44%	11/17/93
A Class	ACAXX	1.36%	0.75%	0.38%	8/28/98
C Class	ARCXX	0.85%	0.50%	0.25%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2020
Yields	Investor Class	A Class	C Class
7-Day Current Yield	1.42%	1.17%	0.67%
7-Day Effective Yield	1.43%	1.18%	0.68%

Portfolio at a Glance
Weighted Average Maturity	43 days
Weighted Average Life	79 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	64%
31-90 days	16%
91-180 days	20%
More than 180 days	—

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.60	$2.91	0.58%
A Class	$1,000	$1,005.30	$4.16	0.83%
C Class	$1,000	$1,002.80	$6.66	1.33%
Hypothetical
Investor Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,020.85	$4.19	0.83%
C Class	$1,000	$1,018.35	$6.71	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
COMMERCIAL PAPER(1) — 55.1%
American Honda Finance Corp., 2.65%, 5/18/20	$2,000,000	$1,993,211
Bank of Nova Scotia (The), VRN, 1.10%, (1-month LIBOR plus 0.16%), 5/29/20(2)	20,000,000	20,000,000
BASF SE, 1.42%, 5/27/20(2)	40,000,000	39,913,200
Bennington Stark Capital Co. LLC, 2.14%, 4/1/20 (LOC: Societe Generale SA)(2)	40,000,000	40,000,000
Bennington Stark Capital Co. LLC, 1.69%, 5/21/20 (LOC: Societe Generale SA)(2)	11,000,000	10,974,792
Canadian Imperial Bank of Commerce, VRN, 1.01%, (1-month LIBOR plus 0.26%), 6/19/20(2)	25,000,000	25,000,000
Canadian Imperial Bank of Commerce, VRN, 1.04%, (1-month LIBOR plus 0.12%), 10/21/20(2)	10,000,000	10,000,000
Chariot Funding LLC, 2.14%, 4/2/20 (LOC: JPMorgan Chase Bank N.A.)(2)	10,000,000	9,999,417
Chariot Funding LLC, VRN, 1.74%, (3-month LIBOR), 8/5/20 (LOC: JPMorgan Chase Bank N.A.)(2)	25,000,000	25,000,000
Charta LLC, 1.77%, 4/15/20 (LOC: Citibank N.A.)(2)	20,000,000	19,986,545
Chesham Finance Ltd. / Chesham Finance LLC, Series 3, 0.20%, 4/1/20 (LOC: Societe Generale SA)(2)	49,000,000	49,000,000
Chevron Corp., 1.88%, 4/1/20(2)	13,000,000	13,000,000
Chevron Corp., 0.87%, 8/27/20(2)	20,000,000	19,930,111
Coca-Cola Co. (The), 1.74%, 4/15/20(2)	1,700,000	1,698,876
Coca-Cola Co. (The), 1.74%, 4/15/20(2)	10,000,000	9,993,389
Coca-Cola Co. (The), 1.125%, 9/18/20(2)	20,000,000	19,896,111
CRC Funding LLC, 1.76%, 4/17/20 (LOC: Citibank N.A.)(2)	11,000,000	10,991,591
CRC Funding LLC, 1.74%, 4/21/20 (LOC: Citibank N.A.)(2)	11,000,000	10,989,611
CRC Funding LLC, 1.33%, 6/11/20 (LOC: Citibank N.A.)(2)	20,000,000	19,948,722
Crown Point Capital Co. LLC, Series A, 1.70%, 8/7/20 (LOC: Credit Suisse AG)(2)	40,000,000	40,000,000
Crown Point Capital Co. LLC, Series A, 1.71%, 8/18/20 (LOC: Credit Suisse AG)(2)	25,000,000	25,000,000
Exxon Mobil Corp., 1.06%, 7/14/20	11,000,000	10,966,951
Fairway Finance Co. LLC, 1.79%, 7/21/20 (LOC: Bank of Montreal)(2)	20,000,000	19,892,700
Fairway Finance Co. LLC, VRN, 1.58%, (1-month LIBOR plus 0.22%), 5/4/20 (LOC: Bank of Montreal)(2)	10,000,000	10,000,000
International Business Machines Corp., 1.01%, 6/30/20(2)	15,000,000	14,962,875
Liberty Street Funding LLC, 1.84%, 4/9/20 (LOC: Bank of Nova Scotia)(2)	30,000,000	29,988,000
LMA-Americas LLC, 1.70%, 4/6/20 (LOC: Credit Agricole Corporate and Investment Bank)(2)	1,500,000	1,499,652
LMA-Americas LLC, 1.07%, 4/8/20 (LOC: Credit Agricole Corporate and Investment Bank)(2)	5,000,000	4,998,979
LMA-Americas LLC, 1.61%, 5/4/20 (LOC: Credit Agricole Corporate and Investment Bank)(2)	3,700,000	3,694,641
LMA-Americas LLC, 1.70%, 6/1/20 (LOC: Credit Agricole Corporate and Investment Bank)(2)	22,900,000	22,835,587
LMA-Americas LLC, 1.00%, 8/10/20 (LOC: Credit Agricole Corporate and Investment Bank)(2)	25,000,000	24,910,847

7

	Principal Amount	Value
National Australia Bank Ltd., 1.875%, 4/15/20(2)	$30,000,000	$29,978,650
Old Line Funding LLC, 1.96%, 4/21/20 (LOC: Royal Bank of Canada)(2)	20,000,000	19,978,778
Pfizer, Inc., 1.36%, 9/8/20(2)	40,000,000	39,763,556
Ridgefield Funding Co. LLC, Series A1, VRN, 0.80%, (1-month LIBOR plus 0.08%), 8/11/20 (LOC: BNP Paribas)(2)	41,000,000	41,000,000
Royal Bank of Canada, VRN, 0.37%, (Daily EFFR plus 0.28%), 6/12/20(2)	25,000,000	25,000,000
Sheffield Receivables Co. LLC, 1.79%, 5/20/20 (LOC: Barclays Bank plc)(2)	30,000,000	29,928,542
Sheffield Receivables Co. LLC, 1.02%, 6/1/20 (LOC: Barclays Bank plc)(2)	9,000,000	8,984,750
Thunder Bay Funding LLC, 1.77%, 4/3/20 (LOC: Royal Bank of Canada)(2)	10,000,000	9,999,039
Thunder Bay Funding LLC, 1.66%, 5/7/20 (LOC: Royal Bank of Canada)(2)	3,270,000	3,264,670
Thunder Bay Funding LLC, 1.48%, 6/15/20 (LOC: Royal Bank of Canada)(2)	15,000,000	14,954,688
Toronto-Dominion Bank (The), VRN, 1.83%, (3-month LIBOR plus 0.14%), 11/16/20(2)	3,000,000	3,000,000
Toyota Motor Credit Corp., 1.93%, 5/5/20	10,000,000	9,982,244
Toyota Motor Credit Corp., 1.19%, 7/27/20	20,000,000	19,924,600
Toyota Motor Credit Corp., 1.00%, 9/9/20	10,000,000	9,956,172
Toyota Motor Credit Corp., VRN, 1.04%, (1-month LIBOR plus 0.11%), 11/18/20	25,000,000	25,000,000
Westpac Banking Corp., VRN, 1.37%, (3-month LIBOR plus 0.06%), 6/5/20(2)	30,000,000	30,000,000
Yale University, 1.17%, 4/1/20	16,000,000	16,000,000
TOTAL COMMERCIAL PAPER		903,781,497
CORPORATE BONDS — 11.6%
CHS Properties, Inc., VRDN, 6.05%, 4/6/20 (LOC: Wells Fargo Bank N.A.)	372,000	372,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 4.60%, 4/6/20 (LOC: FHLB)	19,135,000	19,135,000
D & I Properties LLC, VRDN, 6.00%, 4/6/20 (LOC: Wells Fargo Bank N.A.)	3,250,000	3,250,000
East Grand Office Park LP, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	3,600,000	3,600,000
Fiore Capital LLC, VRDN, 4.00%, 4/6/20 (LOC: Wells Fargo Bank N.A.)	13,530,000	13,530,000
First Baptist Church of Opelika, VRDN, 5.60%, 4/6/20 (LOC: FHLB)	540,000	540,000
General Secretariat of the Organization of American States, VRDN, 4.25%, 4/7/20 (LOC: Bank of America N.A.)	14,935,000	14,935,000
HHH Investment Co. LLC, VRDN, 6.00%, 4/6/20 (LOC: Bank of the West)	12,925,000	12,925,000
Labcon North America, VRDN, 5.10%, 4/6/20 (LOC: Bank of the West)	2,130,000	2,130,000
Ness Family Partners LP, VRDN, 5.10%, 4/6/20 (LOC: Bank of the West)	5,545,000	5,545,000
Partisan Property, Inc., Series 2014, VRDN, 1.25%, 4/6/20 (LOC: Wells Fargo Bank N.A.)	6,380,000	6,380,000
Providence Health & Services Obligated Group, VRDN, 4.16%, 4/6/20 (LOC: U.S. Bank N.A.)	39,630,000	39,630,000
Relay Relay LLC, VRDN, 4.60%, 4/6/20 (LOC: FHLB)	6,355,000	6,355,000
Sidal Realty Co. LP, VRDN, 6.00%, 4/6/20 (LOC: Wells Fargo Bank N.A.)	5,630,000	5,630,000

8

	Principal Amount	Value
Toyota Motor Credit Corp., MTN, VRN, 0.41%, (SOFR plus 0.40%), 10/23/20	$10,000,000	$9,971,838
World Wildlife Fund, Inc., VRDN, 6.00%, 4/6/20 (LOC: JPMorgan Chase Bank N.A.)	46,640,000	46,640,000
TOTAL CORPORATE BONDS		190,568,838
MUNICIPAL SECURITIES — 10.7%
Alameda Public Financing Authority Rev., (Alameda Point Improvement Project), VRDN, 3.50%, 4/7/20 (LOC: MUFG Union Bank N.A.)	2,850,000	2,850,000
Alaska Housing Finance Corp. Rev., VRDN, 3.50%, 4/7/20	13,000,000	13,000,000
Alaska Housing Finance Corp. Rev., VRDN, 6.25%, 4/7/20	15,000,000	15,000,000
City of Wilkes-Barre GO, VRDN, 3.75%, 4/7/20 (LOC: PNC Bank N.A.)	1,560,000	1,560,000
Colorado Housing & Finance Authority Rev., VRDN, 3.00%, 4/7/20 (SBBPA: Royal Bank of Canada)	7,000,000	7,000,000
Columbia County Industrial Development Agency Rev., (Columbia Memorial Hospital), VRDN, 4.75%, 4/7/20 (LOC: HSBC Bank USA N.A.)	1,380,000	1,380,000
Hesperia Public Financing Authority Rev., VRDN, 3.10%, 4/7/20 (LOC: Bank of the West)	3,205,000	3,205,000
Illinois Housing Development Authority Rev., VRDN, 2.75%, 4/7/20 (LIQ FAC: FHLB)	7,230,000	7,230,000
Illinois Housing Development Authority Rev., VRDN, 4.22%, 4/7/20 (SBBPA: FHLB)	5,000,000	5,000,000
Illinois Housing Development Authority Rev., VRDN, 4.50%, 4/7/20 (SBBPA: FHLB)	2,700,000	2,700,000
Macon-Bibb County Industrial Authority Rev., (Bass Pro Outdoor World LLC), VRDN, 3.61%, 4/7/20 (LOC: Bank of America N.A.)(2)	10,260,000	10,260,000
Massachusetts Educational Financing Authority, 3.60%, 4/22/20 (LOC: Royal Bank of Canada)	5,000,000	5,000,000
Memphis Health Educational & Housing Facility Board Rev., (Pedcor Investments 2007-CIII LP), VRDN, 3.50%, 4/7/20 (LOC: U.S. Bank N.A.)	1,305,000	1,305,000
Missouri Development Finance Board Rev., (St. Louis Center), VRDN, 3.50%, 4/7/20 (LOC: U.S. Bank N.A.)	2,230,000	2,230,000
New Jersey Health Care Facilities Financing Authority Rev., (AHS Hospital Corp.), VRDN, 4.50%, 4/7/20 (LOC: JPMorgan Chase Bank N.A.)	7,050,000	7,050,000
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), VRDN, 4.12%, 4/7/20 (LOC: JPMorgan Chase Bank N.A.)	10,000,000	10,000,000
Pasadena Public Financing Authority Rev., VRDN, 4.41%, 4/7/20 (SBBPA: Bank of the West)	7,450,000	7,450,000
Port of Tacoma Rev., VRDN, 4.80%, 4/7/20 (LOC: PNC Bank N.A.)	5,000,000	5,000,000
San Francisco City & County Public Utilities Commission Power, 2.05%, 6/3/20 (LOC: Bank of America N.A.)	10,000,000	10,000,000
South Dakota Housing Development Authority Rev., VRDN, 4.11%, 4/7/20 (SBBPA: South Dakota Housing Development Authority)	25,000,000	25,000,000
State of California, 1.75%, 4/1/20 (LOC: Royal Bank of Canada)	10,000,000	10,000,000
State of Texas GO, VRDN, 4.00%, 4/7/20 (SBBPA: U.S. Bank N.A.)	14,750,000	14,750,000
Traer Creek Metropolitan District Rev., VRDN, 5.00%, 4/7/20 (LOC: BNP Paribas)	6,807,000	6,807,000
Westmoreland County Industrial Development Authority Rev., (Excela Health), VRDN, 3.75%, 4/7/20 (LOC: PNC Bank N.A.)	1,425,000	1,425,000
TOTAL MUNICIPAL SECURITIES		175,202,000

9

	Principal Amount	Value
CERTIFICATES OF DEPOSIT — 10.6%
Bank of Montreal, VRN, 1.91%, (3-month LIBOR plus 0.07%), 4/14/20	$19,000,000	$19,000,000
Bank of Montreal, VRN, 1.76%, (1-month LIBOR plus 0.18%), 5/1/20	10,000,000	10,000,000
Bank of Montreal, VRN, 0.47%, (Daily EFFR plus 0.38%), 9/9/20	10,000,000	10,000,000
Bank of Montreal, VRN, 0.30%, (Daily EFFR plus 0.21%), 2/8/21	30,000,000	30,000,000
Bank of Nova Scotia (The), VRN, 1.16%, (1-month LIBOR plus 0.23%), 4/24/20	20,000,000	20,000,000
Bank of Nova Scotia (The), VRN, 1.91%, (1-month LIBOR plus 0.33%), 10/2/20	10,000,000	10,000,000
MUFG Union Bank N.A., 1.69%, 5/8/20	25,000,000	25,000,000
Toronto-Dominion Bank, VRN, 0.43%, (SOFR plus 0.42%), 9/30/20	20,000,000	20,000,000
Wells Fargo Bank N.A., VRN, 1.93%, (3-month LIBOR plus 0.09%), 1/15/21	30,000,000	30,000,000
TOTAL CERTIFICATES OF DEPOSIT		174,000,000
U.S. TREASURY SECURITIES(1) — 9.2%
U.S. Treasury Notes, VRN, 0.12%, (3-month USBMMY plus 0.03%), 4/30/20	15,000,000	15,000,092
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.04%), 7/31/20	30,000,000	29,999,921
U.S. Treasury Notes, 2.63%, 8/15/20	10,000,000	10,036,510
U.S. Treasury Notes, 2.63%, 8/31/20	50,000,000	50,204,975
U.S. Treasury Notes, 1.38%, 9/15/20	15,000,000	14,983,076
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.05%), 10/31/20	10,000,000	9,999,687
U.S. Treasury Notes, VRN, 0.20%, (3-month USBMMY plus 0.12%), 1/31/21	20,000,000	19,993,058
TOTAL U.S. TREASURY SECURITIES		150,217,319
TOTAL INVESTMENT SECURITIES — 97.2%		1,593,769,654
OTHER ASSETS AND LIABILITIES — 2.8%		45,422,820
TOTAL NET ASSETS — 100.0%		$1,639,192,474

10

NOTES TO SCHEDULE OF INVESTMENTS
EFFR	-	Effective Federal Funds Rate
FHLB	-	Federal Home Loan Bank
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
SOFR	-	Secured Overnight Financing Rate
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $820,218,319, which represented 50.0% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,593,769,654
Cash	42,139,452
Receivable for investments sold	496,000
Receivable for capital shares sold	4,876,777
Interest receivable	2,098,632
1,643,380,515

Liabilities
Payable for capital shares redeemed	3,393,315
Accrued management fees	767,849
Distribution and service fees payable	18,175
Dividends payable	8,702
4,188,041

Net Assets	$1,639,192,474

Net Assets Consist of:
Capital paid in	$1,639,227,346
Distributable earnings	(34,872)
$1,639,192,474

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,594,491,369	1,594,674,106	$1.00
A Class	$21,448,196	21,437,122	$1.00
C Class	$23,252,909	23,251,262	$1.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$30,954,152

Expenses:
Management fees	8,170,936
Distribution and service fees:
A Class	51,094
C Class	125,308
Trustees' fees and expenses	105,468
Other expenses	4,724
8,457,530

Net investment income (loss)	22,496,622

Net realized gain (loss) on investment transactions	(34,851)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,461,771

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$22,496,622	$23,235,481
Net realized gain (loss)	(34,851)	9,143
Net increase (decrease) in net assets resulting from operations	22,461,771	23,244,624

Distributions to Shareholders
From earnings:
Investor Class	(22,095,996)	(22,779,012)
A Class	(273,245)	(328,127)
C Class	(134,526)	(128,342)
Decrease in net assets from distributions	(22,503,767)	(23,235,481)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	269,759,376	95,857,128

Net increase (decrease) in net assets	269,717,380	95,866,271

Net Assets
Beginning of period	1,369,475,094	1,273,608,823
End of period	$1,639,192,474	$1,369,475,094

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

15

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended March 31, 2020 was 0.57%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

16

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	964,711,949	$964,711,949	656,576,136	$656,576,136
Issued in reinvestment of distributions	21,831,093	21,831,093	22,511,234	22,511,234
Redeemed	(728,795,941)	(728,795,941)	(579,840,725)	(579,840,725)
	257,747,101	257,747,101	99,246,645	99,246,645
A Class
Sold	13,145,308	13,145,308	8,916,930	8,916,930
Issued in reinvestment of distributions	271,097	271,097	324,537	324,537
Redeemed	(11,814,901)	(11,814,901)	(13,406,255)	(13,406,255)
	1,601,504	1,601,504	(4,164,788)	(4,164,788)
C Class
Sold	14,897,813	14,897,813	5,388,586	5,388,586
Issued in reinvestment of distributions	134,407	134,407	127,980	127,980
Redeemed	(4,621,449)	(4,621,449)	(4,741,295)	(4,741,295)
	10,410,771	10,410,771	775,271	775,271
Net increase (decrease)	269,759,376	$269,759,376	95,857,128	$95,857,128

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

6. Risk Factors

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

17

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$22,503,767	$23,235,481
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2020, the fund had accumulated short-term capital losses of $(34,872), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

8. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2020	$1.00	0.02	—(2)	0.02	(0.02)	—(2)	(0.02)	$1.00	1.61%	0.58%	0.58%	1.58%	1.58%	$1,594,491
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.79%	0.58%	0.58%	1.78%	1.78%	$1,336,785
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.78%	0.58%	0.58%	0.77%	0.77%	$1,237,530
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	0.58%	0.17%	0.17%	$1,268,148
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.30%	0.58%	0.02%	(0.26)%	$1,563,574
A Class
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	1.36%	0.83%	0.83%	1.33%	1.33%	$21,448
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.54%	0.83%	0.83%	1.53%	1.53%	$19,847
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.65%	0.70%	0.83%	0.65%	0.52%	$24,012
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	0.83%	0.17%	(0.08)%	$25,649
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.32%	0.83%	0.00%(3)	(0.51)%	$209,165
C Class
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	0.85%	1.33%	1.33%	0.83%	0.83%	$23,253
2019	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.03%	1.33%	1.33%	1.03%	1.03%	$12,843
2018	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.40%	0.96%	1.33%	0.39%	0.02%	$12,067
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	1.33%	0.17%	(0.58)%	$9,958
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.32%	1.33%	0.00%(3)	(1.01)%	$9,526

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Prime Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

21

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $7,124 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2020.

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 2005

Annual Report

March 31, 2020

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	1.31%	1.51%	1.54%	—	11/30/06
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	4.53%	1.89%	1.62%	—	—
I Class	ASHHX	1.41%	—	—	1.78%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		1.05%	1.26%	1.29%	—
With sales charge		-1.19%	0.79%	1.06%	—
C Class	ACSKX	0.30%	0.48%	0.53%	—	11/30/06
R Class	ACSPX	0.90%	1.01%	1.05%	—	11/30/06
R5 Class	ACSUX	1.51%	1.71%	1.75%	—	11/30/06
R6 Class	ASDDX	1.56%	—	—	1.79%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $11,657

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,747

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.59%	0.49%	0.84%	1.59%	1.09%	0.39%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, James Platz and Charles Tan

Performance Summary

Short Duration returned 1.31%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 4.53%. Returns for the fund and the index largely reflected the defensive characteristics of the broad U.S. investment-grade bond market in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid a global flight to quality, riskier investments, including corporate and securitized bonds, suffered significant losses. The Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities, municipal bonds (munis) and investment-grade corporate bonds. Against this backdrop, an underweight position in Treasuries, relative to the benchmark, accounted for much of Short Duration’s underperformance.

Securitized Exposure Hindered Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including securitized bonds and corporate issues. This strategy diminished returns amid the late-period rush for stability and liquidity.

Throughout the period, we maintained an overweight position in securitized bonds, believing the sector offered better relative value and less volatility than corporate credit issues. The strategy generally aided performance during risk-on periods, but it proved detrimental amid the coronavirus sell-off. Forced selling created havoc for the sector, as the credit-sensitive holdings we favored, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations and asset-backed securities, were hardest hit. Agency-backed mortgages recovered slightly after the Fed announced its asset-purchase plan, which included agency mortgages.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Corporate, Non-Index Securities Weighed on Results

As sentiment on the economy started to soften during 2019, we reduced our allocation to the corporate bond sector. Combined with our view that the credit cycle had entered its final stage, we believed that valuations among corporate bonds had advanced to levels in line with fundamentals. In addition to trimming exposure, we maintained a higher-quality bias, given the then uncertainties surrounding the effects of tariffs on corporate earnings. We also reduced our out-of-index stake in high-yield bonds. Although our corporate exposure suffered with all risk assets in the early 2020 decline, investment-grade securities recovered slightly late in the period on news the Fed would purchase corporate bonds.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified such opportunities in the securitized, corporate credit and muni sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying—high-quality corporate, mortgage and muni securities and Treasury inflation-protected securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	2.5 years
Weighted Average Life to Maturity	2.5 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	45.9%
U.S. Treasury Securities	24.8%
Asset-Backed Securities	14.5%
Collateralized Mortgage Obligations	7.9%
Collateralized Loan Obligations	2.2%
U.S. Government Agency Mortgage-Backed Securities	0.4%
Commercial Mortgage-Backed Securities	0.4%
Bank Loan Obligations	—*
Temporary Cash Investments	3.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$993.90	$2.94	0.59%
I Class	$1,000	$994.40	$2.44	0.49%
A Class	$1,000	$992.60	$4.18	0.84%
C Class	$1,000	$987.90	$7.90	1.59%
R Class	$1,000	$991.40	$5.43	1.09%
R5 Class	$1,000	$994.90	$1.95	0.39%
R6 Class	$1,000	$995.10	$1.70	0.34%
Hypothetical
Investor Class	$1,000	$1,022.05	$2.98	0.59%
I Class	$1,000	$1,022.55	$2.48	0.49%
A Class	$1,000	$1,020.80	$4.24	0.84%
C Class	$1,000	$1,017.05	$8.02	1.59%
R Class	$1,000	$1,019.55	$5.50	1.09%
R5 Class	$1,000	$1,023.05	$1.97	0.39%
R6 Class	$1,000	$1,023.30	$1.72	0.34%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 45.9%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.70%, 5/1/22	$1,000,000	$955,706
Air Freight and Logistics — 0.3%
FedEx Corp., 3.40%, 1/14/22	1,000,000	1,006,338
Auto Components — 0.1%
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	476,000	473,627
Automobiles — 1.8%
Daimler Finance North America LLC, 3.40%, 2/22/22(1)	1,000,000	972,617
Ford Motor Credit Co. LLC, 5.09%, 1/7/21	1,200,000	1,158,744
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	2,000,000	1,850,000
General Motors Financial Co., Inc., 3.20%, 7/6/21	1,500,000	1,433,487
General Motors Financial Co., Inc., 4.20%, 11/6/21	1,000,000	951,475
Hyundai Capital America, 2.375%, 2/10/23(1)	670,000	632,912
		6,999,235
Banks — 12.3%
Bank of America Corp., MTN, VRN, 2.33%, 10/1/21	1,520,000	1,518,075
Bank of America Corp., VRN, 3.00%, 12/20/23	2,713,000	2,767,660
Barclays Bank plc, 5.14%, 10/14/20	1,520,000	1,534,833
BBVA Bancomer SA, 6.75%, 9/30/22	1,100,000	1,097,624
Capital One N.A., 2.25%, 9/13/21	1,000,000	981,149
CIT Group, Inc., 5.00%, 8/15/22	500,000	491,260
Citibank N.A., VRN, 3.17%, 2/19/22	3,000,000	3,018,710
Citigroup, Inc., 2.90%, 12/8/21	715,000	722,059
Citigroup, Inc., 2.75%, 4/25/22	34,000	34,203
Credit Suisse AG, 2.10%, 11/12/21	1,700,000	1,693,626
Fifth Third BanCorp., 2.375%, 1/28/25	1,430,000	1,395,570
FNB Corp., 2.20%, 2/24/23	530,000	520,937
HSBC Holdings plc, VRN, 2.63%, 11/7/25	2,000,000	1,943,840
Huntington National Bank (The), 3.125%, 4/1/22	1,000,000	1,013,989
JPMorgan Chase & Co., VRN, 2.78%, 4/25/23	1,800,000	1,824,418
Lloyds Bank plc, 2.25%, 8/14/22	1,000,000	997,497
MUFG Union Bank N.A., 2.10%, 12/9/22	3,220,000	3,182,940
National Australia Bank Ltd., 1.875%, 12/13/22	2,625,000	2,612,349
National Bank of Canada, MTN, 2.10%, 2/1/23	2,293,000	2,286,552
Santander UK plc, 2.10%, 1/13/23	2,200,000	2,136,375
Synchrony Bank, 3.65%, 5/24/21	1,000,000	987,901
Toronto-Dominion Bank (The), MTN, 2.65%, 6/12/24	2,260,000	2,311,605
Truist Bank, 2.80%, 5/17/22	1,000,000	1,013,310
Truist Bank, VRN, 0.88%, (SOFR plus 0.73%), 3/9/23	1,340,000	1,221,116
Truist Financial Corp., MTN, 2.20%, 3/16/23	2,000,000	2,006,512
US Bank N.A., 1.80%, 1/21/22	4,700,000	4,696,502
Wells Fargo Bank N.A., VRN, 2.08%, 9/9/22	2,000,000	1,992,082

10

	Principal Amount	Value
Westpac Banking Corp., 2.75%, 1/11/23	$2,290,000	$2,333,217
		48,335,911
Biotechnology — 2.1%
AbbVie, Inc., 2.30%, 11/21/22(1)	4,670,000	4,672,236
Amgen, Inc., 3.625%, 5/15/22	1,500,000	1,555,891
Biogen, Inc., 3.625%, 9/15/22	500,000	514,060
Gilead Sciences, Inc., 3.25%, 9/1/22	1,500,000	1,535,873
		8,278,060
Capital Markets — 3.4%
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	2,200,000	1,936,000
Bank of New York Mellon Corp. (The), MTN, 1.85%, 1/27/23	3,350,000	3,368,404
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)	250,000	237,943
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	326,000	302,821
Goldman Sachs Group, Inc. (The), 3.00%, 4/26/22	850,000	856,488
Goldman Sachs Group, Inc. (The), 3.20%, 2/23/23	1,700,000	1,737,040
Morgan Stanley, MTN, 5.50%, 7/28/21	1,000,000	1,038,937
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	360,000	324,018
State Street Corp., VRN, 2.83%, 3/30/23(1)	110,000	111,079
UBS Group AG, 2.65%, 2/1/22(1)	3,540,000	3,537,527
		13,450,257
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	108,000	107,190
Olin Corp., 5.50%, 8/15/22	500,000	464,218
		571,408
Commercial Services and Supplies — 0.1%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	500,000	463,580
Consumer Finance — 1.2%
Ally Financial, Inc., 4.625%, 3/30/25	722,000	694,553
American Express Co., 3.00%, 2/22/21	1,000,000	1,006,921
Capital One Bank USA N.A., 3.375%, 2/15/23	1,400,000	1,371,542
Discover Financial Services, 3.85%, 11/21/22	1,500,000	1,532,676
		4,605,692
Diversified Telecommunication Services — 2.9%
AT&T, Inc., 4.45%, 5/15/21	1,500,000	1,534,967
AT&T, Inc., 3.00%, 6/30/22	2,000,000	2,019,354
Deutsche Telekom International Finance BV, 2.82%, 1/19/22(1)	4,000,000	3,974,839
Ooredoo International Finance Ltd., MTN, 4.75%, 2/16/21	2,200,000	2,198,186
Verizon Communications, Inc., 2.95%, 3/15/22	1,061,000	1,083,117
Verizon Communications, Inc., 2.45%, 11/1/22	646,000	657,219
		11,467,682
Electric Utilities — 0.1%
Florida Power & Light Co., 2.85%, 4/1/25	500,000	526,173
Entertainment — 0.9%
Netflix, Inc., 5.50%, 2/15/22	1,000,000	1,025,000
Walt Disney Co. (The), 3.35%, 3/24/25	2,220,000	2,426,362
		3,451,362

11

	Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) — 0.9%
Crown Castle International Corp., 2.25%, 9/1/21	$2,000,000	$1,973,484
Equinix, Inc., 5.875%, 1/15/26	700,000	718,144
Simon Property Group LP, 2.75%, 6/1/23	895,000	883,260
		3,574,888
Food and Staples Retailing — 0.1%
Sysco Corp., 5.65%, 4/1/25(2)	550,000	573,291

Food Products — 0.8%
Conagra Brands, Inc., 3.80%, 10/22/21	1,000,000	1,008,624
Mondelez International Holdings Netherlands BV, 2.00%, 10/28/21(1)	2,000,000	1,992,886
		3,001,510
Health Care Equipment and Supplies — 0.6%
Becton Dickinson and Co., 2.89%, 6/6/22	1,000,000	1,001,632
DH Europe Finance II Sarl, 2.05%, 11/15/22	1,500,000	1,473,074
		2,474,706
Health Care Providers and Services — 1.5%
CVS Health Corp., 3.70%, 3/9/23	2,000,000	2,084,514
Express Scripts Holding Co., 2.60%, 11/30/20	2,000,000	1,997,442
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	850,000	844,578
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,000,000	1,001,859
		5,928,393
Household Durables — 1.1%
D.R. Horton, Inc., 2.55%, 12/1/20	1,000,000	986,243
Lennar Corp., 2.95%, 11/29/20	1,500,000	1,475,550
Toll Brothers Finance Corp., 4.375%, 4/15/23	2,000,000	1,917,490
		4,379,283
Insurance — 0.7%
Metropolitan Life Global Funding I, 1.95%, 1/13/23(1)	2,625,000	2,572,580
IT Services — 0.6%
International Business Machines Corp., 2.85%, 5/13/22	2,000,000	2,056,040
Western Union Co. (The), 2.85%, 1/10/25	130,000	129,649
		2,185,689
Machinery — 0.5%
John Deere Capital Corp., MTN, 1.20%, 4/6/23	2,000,000	1,962,323
Otis Worldwide Corp., VRN, 2.09%, 4/5/23(1)	180,000	171,392
		2,133,715
Media — 2.4%
Discovery Communications LLC, 3.80%, 3/13/24	800,000	796,632
Fox Corp., 3.05%, 4/7/25(2)	205,000	207,201
Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 5/1/22	2,000,000	2,034,886
Time Warner Cable LLC, 4.125%, 2/15/21	1,050,000	1,053,329
ViacomCBS, Inc., 4.50%, 3/1/21	1,000,000	1,002,259
ViacomCBS, Inc., 3.875%, 4/1/24	2,250,000	2,246,422
VTR Finance BV, 6.875%, 1/15/24	2,100,000	1,918,865
		9,259,594

12

	Principal Amount	Value
Metals and Mining — 0.6%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	$700,000	$684,019
HTA Group Ltd., 9.125%, 3/8/22	1,000,000	923,446
Steel Dynamics, Inc., 5.25%, 4/15/23	750,000	732,988
		2,340,453
Multi-Utilities — 1.3%
CenterPoint Energy, Inc., 3.60%, 11/1/21	2,000,000	1,997,046
DTE Energy Co., 2.25%, 11/1/22	1,500,000	1,486,611
Sempra Energy, 2.85%, 11/15/20	1,500,000	1,495,890
		4,979,547
Oil, Gas and Consumable Fuels — 3.8%
Continental Resources, Inc., 5.00%, 9/15/22	275,000	170,739
Energy Transfer Partners LP / Regency Energy Finance Corp., 5.875%, 3/1/22	1,500,000	1,410,105
Gazprom PJSC Via Gaz Capital SA, 6.00%, 1/23/21	2,200,000	2,240,963
Lukoil International Finance BV, 6.125%, 11/9/20	2,200,000	2,227,481
MPLX LP, 5.25%, 1/15/25(1)	400,000	352,730
Ovintiv, Inc., 3.90%, 11/15/21	930,000	638,174
Petroleos Mexicanos, 4.875%, 1/24/22	2,050,000	1,774,451
Phillips 66, 4.30%, 4/1/22	2,000,000	2,008,755
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,310,000	1,289,204
Saudi Arabian Oil Co., MTN, 2.75%, 4/16/22	1,100,000	1,078,462
Williams Cos., Inc. (The), 4.125%, 11/15/20	1,000,000	988,699
Williams Cos., Inc. (The), 7.875%, 9/1/21	1,000,000	944,797
		15,124,560
Pharmaceuticals — 1.6%
Bristol-Myers Squibb Co., 2.60%, 5/16/22(1)	2,000,000	2,042,430
Bristol-Myers Squibb Co., 3.25%, 8/15/22(1)	1,000,000	1,039,371
Elanco Animal Health, Inc., 5.02%, 8/28/23	2,000,000	2,026,681
Mylan NV, 3.15%, 6/15/21	1,000,000	991,134
		6,099,616
Road and Rail — 0.3%
United Rentals North America, Inc., 6.50%, 12/15/26	1,250,000	1,275,688
Semiconductors and Semiconductor Equipment — 0.5%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	2,000,000	1,974,582
Software — 0.5%
Oracle Corp., 2.50%, 10/15/22	1,075,000	1,100,871
Oracle Corp., 2.50%, 4/1/25(2)	820,000	838,079
		1,938,950
Technology Hardware, Storage and Peripherals — 0.5%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	331,000	331,000
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	1,505,000	1,546,306
		1,877,306
Textiles, Apparel and Luxury Goods — 0.4%
NIKE, Inc., 2.40%, 3/27/25	1,500,000	1,556,006
Thrifts and Mortgage Finance — 0.5%
Nationwide Building Society, 2.00%, 1/27/23(1)	2,200,000	2,156,297
13

	Principal Amount	Value
Transportation Infrastructure — 0.5%
DP World plc, MTN, 3.25%, 5/18/20	$1,900,000	$1,872,569
Wireless Telecommunication Services — 0.7%
VEON Holdings BV, 3.95%, 6/16/21	1,100,000	1,095,820
Vodafone Group plc, 2.95%, 2/19/23	1,500,000	1,533,382
		2,629,202
TOTAL CORPORATE BONDS (Cost $184,395,989)		180,493,456
U.S. TREASURY SECURITIES — 24.8%
U.S. Treasury Notes, 1.375%, 10/31/20(3)	800,000	805,797
U.S. Treasury Notes, 1.625%, 12/31/21	3,000,000	3,073,652
U.S. Treasury Notes, 1.875%, 3/31/22(3)	1,000,000	1,032,969
U.S. Treasury Notes, 1.75%, 7/15/22	12,500,000	12,933,350
U.S. Treasury Notes, 1.50%, 9/15/22	20,000,000	20,610,547
U.S. Treasury Notes, 1.875%, 9/30/22	10,000,000	10,406,640
U.S. Treasury Notes, 1.625%, 12/15/22	20,000,000	20,737,890
U.S. Treasury Notes, 0.50%, 3/15/23	27,800,000	27,977,008
TOTAL U.S. TREASURY SECURITIES (Cost $95,239,584)		97,577,853
ASSET-BACKED SECURITIES — 14.5%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 1.77%, (1-month LIBOR plus 0.83%), 5/25/34	2,338,980	2,147,805
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	675,000	665,667
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	230,831	225,601
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)	1,490,490	1,480,461
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	671,023	689,166
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 1.51%, (1-month LIBOR plus 0.65%), 4/10/31(1)	427,917	426,782
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	145,915	144,818
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	102,999	102,093
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	253,204	249,571
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	1,592,371	1,589,840
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	1,894,923	1,563,430
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 12/17/36(1)	2,400,000	2,155,791
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 1.75%, (1-month LIBOR plus 0.95%), 3/17/37(1)	2,575,000	2,325,779
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 2.05%, (1-month LIBOR plus 1.25%), 3/17/37(1)	2,000,000	1,770,349
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 1.98%, (1-month LIBOR plus 1.28%), 6/17/37(1)	1,450,000	1,311,053
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 7/17/37(1)	1,450,000	1,314,683
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	2,543,466	2,360,256
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	218,902	218,771

14

	Principal Amount	Value
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	$479,920	$476,015
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	260,723	257,349
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	199,412	195,052
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	944,306	921,634
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	1,202,631	1,143,364
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	1,070,490	1,068,062
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	2,121,052	2,133,512
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	1,997,569	1,978,640
Progress Residential Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	1,250,000	1,235,426
Progress Residential Trust, Series 2018-SFR2, Class C, 4.04%, 8/17/35(1)	1,775,000	1,771,402
Progress Residential Trust, Series 2018-SFR2, Class D, 4.34%, 8/17/35(1)	1,075,000	1,057,670
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	2,700,000	2,726,766
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	1,775,000	1,779,244
Progress Residential Trust, Series 2019-SFR2, Class B, 3.45%, 5/17/36(1)	2,600,000	2,595,596
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	2,100,000	2,020,693
Progress Residential Trust, Series 2019-SFR4, Class A SEQ, 2.69%, 10/17/36(1)	3,650,000	3,607,564
Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 4/17/37(1)	1,250,000	1,132,682
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	209,184	206,639
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	229,147	227,480
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	177,482	176,683
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	164,680	162,764
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	1,338,801	1,279,975
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(1)	369,432	370,757
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	1,027,481	1,031,323
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)	694,016	688,220
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	877,392	791,749
Starwood Waypoint Homes Trust, Series 2017-1, Class A SEQ, VRN, 1.65%, (1-month LIBOR plus 0.95%), 1/17/35(1)	1,853,764	1,733,680
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	1,170,178	1,171,754
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	415,326	410,815
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	838,646	824,719

15

	Principal Amount	Value
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	$555,447	$542,355
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	599,318	592,936
TOTAL ASSET-BACKED SECURITIES (Cost $59,410,583)		57,054,436
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.9%
Private Sponsor Collateralized Mortgage Obligations — 4.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	210,044	191,098
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	386,091	363,952
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(1)	1,039,601	1,012,313
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	344,884	358,846
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.74%, 8/25/34	169,322	150,120
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.79%, 8/25/34	570,272	513,140
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	154,925	144,353
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	198,943	185,251
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	97,962	100,431
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	81,012	79,562
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,035	1,875
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(1)	997,937	969,012
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, VRN, 2.24%, 2/25/50(1)	1,478,630	1,322,177
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	164,025	158,484
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.99%, 1/25/37	703,238	548,623
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.31%, 5/25/34	78,167	69,607
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.00%, 1/25/35	64,629	58,084
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	413,447	391,408
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.19%, 8/25/35	214,108	196,857
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.96%, 10/25/29(1)	324,556	328,152
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	282,480	280,872
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.68%, 11/21/34	254,412	242,723
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.73%, 2/25/35	249,466	220,482
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	1,448,379	1,514,236
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 2.45%, (1-month LIBOR plus 1.50%), 6/25/57(1)	1,352,564	1,295,893

16

	Principal Amount	Value
Residential Mortgage Loan Trust, Series 2019-2, Class A1 SEQ, VRN, 2.91%, 5/25/59(1)	$988,588	$972,992
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(1)	492,454	498,840
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	1,204,565	1,225,002
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	450,427	452,842
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(1)	649,028	653,632
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	340,060	342,547
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.78%, 7/25/34	86,507	80,436
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.43%, 7/25/36	526,057	451,652
Verus Securitization Trust, Series 2019-3, Class A1, 2.78%, 7/25/59(1)	70,133	68,846
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.62%, 3/25/35	213,309	196,047
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.26%, 8/25/35	340,463	305,415
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 4.07%, 3/25/36	616,924	536,361
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.71%, 9/25/36	96,566	86,279
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.55%, 10/25/36	55,638	48,907
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	38,311	33,625
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.49%, 10/25/36	257,293	227,827
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.35%, 12/25/36	523,616	464,496
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.14%, 4/25/36	339,890	321,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	83,449	75,667
		17,739,985
U.S. Government Agency Collateralized Mortgage Obligations — 3.4%
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.20%, (1-month LIBOR plus 3.25%), 5/25/25	550,000	490,287
FNMA, Series 2006-60, Class KF, VRN, 1.25%, (1-month LIBOR plus 0.30%), 7/25/36	581,928	573,580
FNMA, Series 2009-33, Class FB, VRN, 1.77%, (1-month LIBOR plus 0.82%), 3/25/37	651,464	656,263
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	448,282	406,958
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	640,202	588,389
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	19,074,601	3,361,761
FNMA, Series 2016-C03, Class 2M2, VRN, 6.85%, (1-month LIBOR plus 5.90%), 10/25/28	349,696	344,720
FNMA, Series 2016-C04, Class 1M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 1/25/29	927,790	882,230
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	13,129,869	3,140,333

17

	Principal Amount	Value
FNMA, Series 2017-C03, Class 1M2, VRN, 3.95%, (1-month LIBOR plus 3.00%), 10/25/29	$1,200,000	$1,078,495
FNMA, Series 2017-C05, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 1/25/30	708,443	633,756
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	6,288,216	985,334
		13,142,106
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,698,602)		30,882,091
COLLATERALIZED LOAN OBLIGATIONS — 2.2%
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.27%, (3-month LIBOR plus 1.45%), 4/20/31(1)	600,000	533,760
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.24%, (3-month LIBOR plus 1.40%), 4/17/31(1)	1,200,000	1,063,852
CIFC Funding Ltd., Series 2013-2A, Class A2LR, VRN, 3.43%, (3-month LIBOR plus 1.60%), 10/18/30(1)	1,000,000	927,041
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.42%, (3-month LIBOR plus 1.60%), 7/20/31(1)	500,000	459,646
LCM XIV LP, Series 2014A, Class BR, VRN, 3.40%, (3-month LIBOR plus 1.58%), 7/20/31(1)	1,250,000	1,134,292
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 3.76%, (3-month LIBOR plus 1.85%), 1/15/33(1)	1,000,000	893,485
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class B1, VRN, 3.68%, (3-month LIBOR plus 1.85%), 10/15/32(1)	2,400,000	2,226,158
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.19%, (3-month LIBOR plus 1.40%), 4/25/31(1)	1,000,000	903,339
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 3.52%, (3-month LIBOR plus 1.70%), 10/18/31(1)	750,000	688,280
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,678,640)		8,829,853
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, VRN, 4.21%, (1-year H15T1Y plus 2.25%), 9/1/35	250,656	254,535
FHLMC, VRN, 4.39%, (12-month LIBOR plus 1.86%), 7/1/36	30,666	31,190
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.88%), 7/1/40	87,974	90,220
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	65,595	66,964
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	88,530	90,560
FHLMC, VRN, 4.00%, (12-month LIBOR plus 1.87%), 7/1/41	145,309	149,248
FHLMC, VRN, 3.76%, (12-month LIBOR plus 1.88%), 10/1/41	85,794	87,046
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.65%), 12/1/42	175,119	178,051
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	42,438	43,213
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.63%), 5/1/43	24,520	24,821
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	19,259	19,381
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	813	821
FNMA, VRN, 3.49%, (6-month LIBOR plus 1.57%), 6/1/35	88,728	90,374
FNMA, VRN, 3.50%, (6-month LIBOR plus 1.57%), 6/1/35	181,242	184,438
FNMA, VRN, 3.77%, (12-month LIBOR plus 1.71%), 12/1/37	3,761	3,840
FNMA, VRN, 4.02%, (12-month LIBOR plus 1.69%), 8/1/39	36,619	37,419
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	20,826	21,245
		1,373,366
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, 5.50%, 12/1/36	794	871

18

	Principal Amount/Shares	Value
FNMA, 5.00%, 7/1/20	$520	$548
FNMA, 3.50%, 3/1/34	296,896	312,952
FNMA, 5.50%, 7/1/36	1,892	2,118
		316,489
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,699,470)		1,689,855
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47 (Cost $1,558,703)	1,475,000	1,482,545
BANK LOAN OBLIGATIONS(4)†
Pharmaceuticals†
Bausch Health Companies Inc., 2018 Term Loan B, 3.61%, (1-month LIBOR plus 3.00%), 6/2/25 (Cost $132,516)	131,865	126,205
TEMPORARY CASH INVESTMENTS — 3.9%
BNP Paribas SA, 0.03%, 4/1/20(1)(5)	10,000,000	10,000,019
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $1,839,522), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $1,803,757)		1,803,756
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,698,522	3,698,522
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,502,278)		15,502,297
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $399,316,365)		393,638,591
OTHER ASSETS AND LIABILITIES†		69,711
TOTAL NET ASSETS — 100.0%		$393,708,302

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	162	June 2020	$32,400,000	$35,702,016	$271,206
U.S. Treasury 5-Year Notes	158	June 2020	$15,800,000	19,806,781	185,129
				$55,508,797	$456,335

19

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†     Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $116,421,667, which represented 29.6% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $297,309.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $399,316,365)	$393,638,591
Receivable for investments sold	1,060,743
Receivable for capital shares sold	268,896
Interest receivable	2,122,388
397,090,618

Liabilities
Payable for investments purchased	2,500,360
Payable for capital shares redeemed	651,926
Payable for variation margin on futures contracts	12,469
Accrued management fees	176,042
Distribution and service fees payable	9,522
Dividends payable	31,997
3,382,316

Net Assets	$393,708,302

Net Assets Consist of:
Capital paid in	$409,203,150
Distributable earnings	(15,494,848)
$393,708,302

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$155,169,377	15,441,400	$10.05
I Class	$127,684,254	12,705,797	$10.05
A Class	$16,411,405	1,633,229	$10.05*
C Class	$6,162,666	613,013	$10.05
R Class	$763,789	75,949	$10.06
R5 Class	$23,611,755	2,349,631	$10.05
R6 Class	$63,905,056	6,364,675	$10.04
*Maximum offering price $10.28 (net asset value divided by 0.9775).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $1,066)	$10,863,281

Expenses:
Management fees	2,129,722
Distribution and service fees:
A Class	53,325
C Class	75,779
R Class	4,134
Trustees' fees and expenses	31,469
Other expenses	5,269
2,299,698

Net investment income (loss)	8,563,583

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,659,294
Futures contract transactions	211,282
Swap agreement transactions	(92,293)
2,778,283

Change in net unrealized appreciation (depreciation) on:
Investments	(6,421,985)
Futures contracts	177,448
Swap agreements	(38,191)
(6,282,728)

Net realized and unrealized gain (loss)	(3,504,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,059,138

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$8,563,583	$9,404,268
Net realized gain (loss)	2,778,283	(1,459,784)
Change in net unrealized appreciation (depreciation)	(6,282,728)	3,078,262
Net increase (decrease) in net assets resulting from operations	5,059,138	11,022,746

Distributions to Shareholders
From earnings:
Investor Class	(4,367,095)	(5,957,493)
I Class	(2,521,756)	(1,326,168)
A Class	(436,163)	(501,382)
C Class	(101,636)	(156,404)
R Class	(14,630)	(10,725)
R5 Class	(541,255)	(596,220)
R6 Class	(1,876,501)	(1,832,621)
Decrease in net assets from distributions	(9,859,036)	(10,381,013)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,021,548)	19,284,513

Net increase (decrease) in net assets	(11,821,446)	19,926,246

Net Assets
Beginning of period	405,529,748	385,603,502
End of period	$393,708,302	$405,529,748

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

24

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

25

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2825% to 0.4000%	0.2500% to 0.3100%	0.58%
I Class		0.1500% to 0.2100%	0.48%
A Class		0.2500% to 0.3100%	0.58%
C Class		0.2500% to 0.3100%	0.58%
R Class		0.2500% to 0.3100%	0.58%
R5 Class		0.0500% to 0.1100%	0.38%
R6 Class		0.0000% to 0.0600%	0.33%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $627,332,403, of which $397,911,922 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $620,700,175, of which $406,270,667 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,227,797	$43,134,067	8,078,384	$81,587,050
Issued in reinvestment of distributions	407,010	4,152,544	560,546	5,663,161
Redeemed	(11,499,305)	(116,834,393)	(9,331,853)	(94,229,239)
	(6,864,498)	(69,547,782)	(692,923)	(6,979,028)
I Class
Sold	14,378,731	146,463,623	5,652,905	57,084,211
Issued in reinvestment of distributions	217,240	2,216,706	116,253	1,174,307
Redeemed	(7,434,787)	(75,563,445)	(4,415,843)	(44,605,117)
	7,161,184	73,116,884	1,353,315	13,653,401
A Class
Sold	771,855	7,883,708	659,617	6,654,085
Issued in reinvestment of distributions	29,914	305,135	35,909	362,717
Redeemed	(1,308,192)	(13,266,421)	(619,036)	(6,250,405)
	(506,423)	(5,077,578)	76,490	766,397
C Class
Sold	228,075	2,323,342	601,676	6,062,410
Issued in reinvestment of distributions	8,469	86,443	13,709	138,520
Redeemed	(514,631)	(5,245,654)	(657,711)	(6,639,749)
	(278,087)	(2,835,869)	(42,326)	(438,819)
R Class
Sold	41,308	420,918	42,731	432,212
Issued in reinvestment of distributions	1,409	14,387	1,051	10,623
Redeemed	(41,199)	(419,897)	(8,703)	(87,842)
	1,518	15,408	35,079	354,993
R5 Class
Sold	1,015,245	10,324,731	413,496	4,176,159
Issued in reinvestment of distributions	53,053	541,230	58,849	594,533
Redeemed	(754,991)	(7,714,313)	(577,709)	(5,832,918)
	313,307	3,151,648	(105,364)	(1,062,226)
R6 Class
Sold	1,492,435	15,200,613	2,623,219	26,458,826
Issued in reinvestment of distributions	184,038	1,876,501	181,110	1,828,198
Redeemed	(2,289,960)	(22,921,373)	(1,518,965)	(15,297,229)
	(613,487)	(5,844,259)	1,285,364	12,989,795
Net increase (decrease)	(786,486)	$(7,021,548)	1,909,635	$19,284,513

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$180,493,456	—
U.S. Treasury Securities	—	97,577,853	—
Asset-Backed Securities	—	57,054,436	—
Collateralized Mortgage Obligations	—	30,882,091	—
Collateralized Loan Obligations	—	8,829,853	—
U.S. Government Agency Mortgage-Backed Securities	—	1,689,855	—
Commercial Mortgage-Backed Securities	—	1,482,545	—
Bank Loan Obligations	—	126,205	—
Temporary Cash Investments	$3,698,522	11,803,775	—
	$3,698,522	$389,940,069	—
Other Financial Instruments
Futures Contracts	$456,335	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $10,003,611.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $79,758,333 futures contracts purchased and $20,740,000 futures contracts sold.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$12,469

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(92,293)	Change in net unrealized appreciation (depreciation) on swap agreements	$(38,191)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	211,282	Change in net unrealized appreciation (depreciation) on futures contracts	177,448
		$118,989		$139,257

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$9,859,036	$10,381,013
Long-term capital gains	—	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$399,342,014
Gross tax appreciation of investments	$3,799,544
Gross tax depreciation of investments	(9,502,967)
Net tax appreciation (depreciation) of investments	$(5,703,423)
Other book-to-tax adjustments	$(658,695)
Undistributed ordinary income	$34,911
Accumulated short-term capital losses	$(3,869,936)
Accumulated long-term capital losses	$(5,297,705)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.15	0.20	(0.07)	0.13	(0.23)	$10.05	1.31%	0.59%	1.98%	156%	$155,169
2019	$10.13	0.24	0.05	0.29	(0.27)	$10.15	2.87%	0.60%	2.39%	72%	$226,341
2018	$10.25	0.20	(0.11)	0.09	(0.21)	$10.13	0.88%	0.60%	1.94%	89%	$233,033
2017	$10.25	0.16	0.01	0.17	(0.17)	$10.25	1.65%	0.60%	1.56%	85%	$254,540
2016	$10.33	0.14	(0.05)	0.09	(0.17)	$10.25	0.87%	0.60%	1.37%	73%	$224,708
I Class
2020	$10.15	0.21	(0.07)	0.14	(0.24)	$10.05	1.41%	0.49%	2.08%	156%	$127,684
2019	$10.13	0.26	0.04	0.30	(0.28)	$10.15	2.97%	0.50%	2.49%	72%	$56,264
2018(3)	$10.25	0.21	(0.12)	0.09	(0.21)	$10.13	0.92%	0.50%(4)	2.10%(4)	89%(5)	$42,466
A Class
2020	$10.15	0.18	(0.07)	0.11	(0.21)	$10.05	1.05%	0.84%	1.73%	156%	$16,411
2019	$10.13	0.22	0.04	0.26	(0.24)	$10.15	2.61%	0.85%	2.14%	72%	$21,709
2018	$10.25	0.17	(0.11)	0.06	(0.18)	$10.13	0.62%	0.85%	1.69%	89%	$20,903
2017	$10.25	0.13	0.01	0.14	(0.14)	$10.25	1.40%	0.85%	1.31%	85%	$51,956
2016	$10.33	0.11	(0.05)	0.06	(0.14)	$10.25	0.62%	0.85%	1.12%	73%	$61,261

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$10.15	0.10	(0.07)	0.03	(0.13)	$10.05	0.30%	1.59%	0.98%	156%	$6,163
2019	$10.14	0.14	0.04	0.18	(0.17)	$10.15	1.75%	1.60%	1.39%	72%	$9,046
2018	$10.26	0.09	(0.10)	(0.01)	(0.11)	$10.14	(0.13)%	1.60%	0.94%	89%	$9,462
2017	$10.26	0.06	0.01	0.07	(0.07)	$10.26	0.64%	1.60%	0.56%	85%	$15,254
2016	$10.34	0.04	(0.05)	(0.01)	(0.07)	$10.26	(0.13)%	1.60%	0.37%	73%	$18,919
R Class
2020	$10.15	0.15	(0.06)	0.09	(0.18)	$10.06	0.90%	1.09%	1.48%	156%	$764
2019	$10.14	0.19	0.04	0.23	(0.22)	$10.15	2.26%	1.10%	1.89%	72%	$756
2018	$10.26	0.15	(0.11)	0.04	(0.16)	$10.14	0.37%	1.10%	1.44%	89%	$399
2017	$10.26	0.11	0.01	0.12	(0.12)	$10.26	1.15%	1.10%	1.06%	85%	$522
2016	$10.34	0.09	(0.05)	0.04	(0.12)	$10.26	0.37%	1.10%	0.87%	73%	$658
R5 Class
2020	$10.15	0.22	(0.07)	0.15	(0.25)	$10.05	1.51%	0.39%	2.18%	156%	$23,612
2019	$10.13	0.26	0.05	0.31	(0.29)	$10.15	3.08%	0.40%	2.59%	72%	$20,662
2018	$10.25	0.21	(0.10)	0.11	(0.23)	$10.13	1.08%	0.40%	2.14%	89%	$21,699
2017	$10.25	0.18	0.01	0.19	(0.19)	$10.25	1.85%	0.40%	1.76%	85%	$62,843
2016	$10.33	0.16	(0.05)	0.11	(0.19)	$10.25	1.07%	0.40%	1.57%	73%	$64,283
R6 Class
2020	$10.14	0.23	(0.07)	0.16	(0.26)	$10.04	1.56%	0.34%	2.23%	156%	$63,905
2019	$10.13	0.27	0.03	0.30	(0.29)	$10.14	3.03%	0.35%	2.64%	72%	$70,752
2018(6)	$10.27	0.16	(0.14)	0.02	(0.16)	$10.13	0.22%	0.35%(4)	2.31%(4)	89%(5)	$57,642

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

34

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

37

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 2005

Annual Report

March 31, 2020

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	0.69%	1.08%	1.91%	—	5/31/05
Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	2.51%	1.59%	1.56%	—	—
I Class	APOHX	0.79%	—	—	0.96%	4/10/17
Y Class	APOYX	0.89%	—	—	1.06%	4/10/17
A Class	APOAX					5/31/05
No sales charge		0.44%	0.85%	1.66%	—
With sales charge		-1.81%	0.39%	1.43%	—
C Class	APOCX	-0.33%	0.08%	0.90%	—	5/31/05
R Class	APORX	0.18%	0.59%	1.40%	—	5/31/05
R5 Class	APISX	0.89%	1.30%	2.12%	—	5/31/05
R6 Class	APODX	0.94%	1.35%	—	0.88%	7/26/13
G Class	APOGX	1.25%	—	—	1.59%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $12,089

Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $11,672

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond returned 0.69%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 2.51%. Fund returns reflect operating expenses, while index returns do not.

Index performance reflects the positive, yet challenging, backdrop for TIPS as market-based inflation expectations sank to multiyear lows late in the reporting period. The portfolio’s underperformance versus the index was largely due to out-of-index positions in corporate and securitized bonds, which sold off sharply in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the central bank suggested it would hold rates steady through 2020. Core inflation edged closer to the Fed’s 2.0% target, and longer-term inflation expectations were steadily climbing.

Conditions deteriorated rapidly within the first quarter of 2020, which proved to be the defining period of the portfolio’s fiscal year. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Beginning in late February, market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% by mid-March and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Inflation Expectations Dropped Sharply

In addition to the coronavirus-related market disruptions, an oil price war broke out between Saudi Arabia and Russia. This development, combined with already-waning demand for oil due to global economic shutdowns, sent oil prices plunging. Annualized headline inflation, as measured by the Consumer Price Index (CPI), fell from 2.3% in February to 1.5% in March, largely due to declining oil prices. Inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), fell to an 11-year low of 50 basis points (one basis point equals 0.01%) in mid-March before recovering to 87 basis points by period-end. The 10-year breakeven rate started 2020 at 177 basis points. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (0.87% or higher as of March 31).

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Amid the global flight to quality, U.S. Treasuries rallied considerably, and nearly every other asset sold off. In late March, the Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including corporate and mortgage-backed securities, but not before they suffered significant declines. Against this backdrop, positions in out-of-index corporate and securitized securities accounted for much of the portfolio’s underperformance.

Out-of-Index Securities Weighed on Relative Results

Approximately 84% of the portfolio was invested in TIPS at the end of the reporting period. The remainder primarily included out-of-index allocations to securitized bonds and investment-grade and high-yield corporate bonds. Exposure to these credit-sensitive securities contributed to performance for most of the period, as risk-on sentiment generally remained in favor. However, positions in corporate and securitized bonds detracted from returns amid the flight to quality in the first quarter of 2020.

To diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy generally aided performance during the second half of 2019, when inflation expectations modestly increased. However, it detracted late in the period, as virus-related economic shutdowns and plunging oil prices drove inflation expectations to their lowest levels since 2009.

Portfolio Positioning

The recent economic downturn has been swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. We expect near-term annual inflation rates to decline significantly due to coronavirus-related economic shocks and lower oil prices. Additionally, breakeven rates remain unusually low and well below historical averages, suggesting TIPS and other inflation-linked securities offer long-term value.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the early 2020 flight to quality, credit spreads widened considerably, creating dislocations and improving valuations in select sectors. We remain cautious and defensive in our out-of-index portfolio positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. Along with TIPS, we’re emphasizing securities the Fed is buying, including high-quality corporate and mortgage securities.

At the same time, we’re engaged in a broad review of each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	3.2 years
Weighted Average Life to Maturity	3.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	84.3%
Asset-Backed Securities	4.8%
Collateralized Mortgage Obligations	2.2%
Collateralized Loan Obligations	0.8%
Corporate Bonds	0.8%
Temporary Cash Investments	6.9%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$989.30	$2.83	0.57%
I Class	$1,000	$989.40	$2.34	0.47%
Y Class	$1,000	$989.50	$1.84	0.37%
A Class	$1,000	$988.60	$4.08	0.82%
C Class	$1,000	$984.50	$7.79	1.57%
R Class	$1,000	$987.30	$5.32	1.07%
R5 Class	$1,000	$990.40	$1.84	0.37%
R6 Class	$1,000	$990.90	$1.59	0.32%
G Class	$1,000	$991.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.15	$2.88	0.57%
I Class	$1,000	$1,022.65	$2.38	0.47%
Y Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,020.90	$4.14	0.82%
C Class	$1,000	$1,017.15	$7.92	1.57%
R Class	$1,000	$1,019.65	$5.40	1.07%
R5 Class	$1,000	$1,023.15	$1.87	0.37%
R6 Class	$1,000	$1,023.40	$1.62	0.32%
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. TREASURY SECURITIES — 84.3%
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	$76,536,227	$75,436,898
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22(1)	103,954,480	102,484,666
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	222,965,190	220,253,039
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	112,477,131	113,344,502
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	62,076,560	62,456,442
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	205,641,600	209,068,019
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	75,179,475	76,286,925
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	21,728,800	21,780,394
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	24,131,520	24,430,297
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	353,977,000	357,234,176
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	51,026,960	52,733,682
TOTAL U.S. TREASURY SECURITIES (Cost $1,315,744,859)		1,315,509,040
ASSET-BACKED SECURITIES — 4.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	2,625,000	2,588,703
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	3,231,631	3,170,434
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)	933,816	912,657
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	426,300	423,096
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	993,338	979,086
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 1.65%, (1-month LIBOR plus 0.85%), 12/17/36(2)	37,758	35,115
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 1.50%, (1-month LIBOR plus 0.70%), 3/17/37(2)	46,440	43,292
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 1.75%, (1-month LIBOR plus 0.95%), 3/17/37(2)	3,875,000	3,499,959
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 7/17/37(2)	6,600,000	5,984,073
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 2.05%, (1-month LIBOR plus 1.25%), 1/17/38(2)	10,900,000	9,840,121
MVW LLC, Series 2019-2A, Class A SEQ, 2.22%, 10/20/38(2)	6,549,988	6,053,444
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	451,920	446,071
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	771,060	754,200
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	7,058,562	7,118,836
Progress Residential Trust, Series 2019-SFR2, Class A SEQ, 3.15%, 5/17/36(2)	7,200,000	7,252,777
Progress Residential Trust, Series 2019-SFR4, Class A SEQ, 2.69%, 10/17/36(2)	8,250,000	8,154,083
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	4,400,000	4,095,349

10

	Principal Amount	Value
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	$842,949	$832,692
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(2)	928,649	921,892
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	633,104	625,738
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(2)	1,754,800	1,761,095
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(2)	3,800,000	3,426,442
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	1,673,172	1,691,193
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	1,174,105	1,154,607
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	2,626,800	2,560,616
TOTAL ASSET-BACKED SECURITIES (Cost $77,944,660)		74,325,571
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.2%
Private Sponsor Collateralized Mortgage Obligations — 1.6%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	36,087	36,865
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	315,066	286,646
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.95%, 11/25/34	581,953	519,181
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	590,714	556,842
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(2)	4,879,567	4,751,488
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.74%, 8/25/34	188,135	166,800
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	210,256	195,907
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	342,867	351,510
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(2)	4,054,681	3,937,155
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	273,375	264,139
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.99%, 1/25/37	334,038	260,596
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	395,291	397,830
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	248,068	234,845
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.19%, 8/25/35	507,536	466,644
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.02%, 4/25/35	263,206	250,937
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 4.30%, 6/25/36	349,180	278,457
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	264,592	270,958
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.73%, 2/25/35	99,786	88,193

11

	Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 2.45%, (1-month LIBOR plus 1.50%), 6/25/57(2)	$2,254,274	$2,159,822
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	468,978	465,758
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	2,409,130	2,450,004
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(2)	2,596,111	2,614,527
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.78%, 7/25/34	713,681	663,601
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.69%, (1-month LIBOR plus 0.74%), 9/25/34	402,130	344,303
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.43%, 7/25/36	1,052,114	903,304
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	167,971	160,103
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 4.07%, 3/25/36	1,004,976	873,739
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.55%, 10/25/36	483,812	425,278
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	121,190	106,366
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.49%, 10/25/36	183,780	162,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	592,013	536,805
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.26%, 1/25/38	133,289	113,147
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	11,099	11,145
		25,305,629
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2014-DN1, Class M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 2/25/24	5,198,453	5,178,894
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	1,370,487	1,244,152
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	1,940,007	1,782,996
FNMA, Series 2016-C03, Class 2M2, VRN, 6.85%, (1-month LIBOR plus 5.90%), 10/25/28	1,398,782	1,378,879
		9,584,921
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,391,137)		34,890,550
COLLATERALIZED LOAN OBLIGATIONS — 0.8%
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.27%, (3-month LIBOR plus 1.45%), 4/20/31(2)	3,300,000	2,935,681
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.37%, (3-month LIBOR plus 1.55%), 4/20/30(2)	3,000,000	2,764,963
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.42%, (3-month LIBOR plus 1.60%), 7/20/31(2)	1,775,000	1,631,745
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.33%, (3-month LIBOR plus 1.50%), 4/15/31(2)	1,900,000	1,754,372
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.57%, (3-month LIBOR plus 1.75%), 4/18/31(2)	3,300,000	2,938,037
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $13,262,881)		12,024,798

12

	Principal Amount	Value
CORPORATE BONDS — 0.8%
Auto Components†
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	$644,000	$640,790
Commercial Services and Supplies†
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	650,000	602,654
Electric Utilities — 0.1%
IPALCO Enterprises, Inc., 3.45%, 7/15/20	700,000	699,946
Health Care Providers and Services — 0.1%
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(2)	1,580,000	1,569,922
Household Durables — 0.2%
Lennar Corp., 2.95%, 11/29/20	2,350,000	2,311,695
Metals and Mining — 0.1%
Steel Dynamics, Inc., 5.25%, 4/15/23	1,500,000	1,465,976
Oil, Gas and Consumable Fuels — 0.2%
Ovintiv, Inc., 3.90%, 11/15/21	1,100,000	754,830
Petroleos Mexicanos, 6.375%, 2/4/21	2,700,000	2,568,240
		3,323,070
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(2)	595,000	595,000
EMC Corp., 2.65%, 6/1/20	585,000	583,859
		1,178,859
TOTAL CORPORATE BONDS (Cost $12,528,687)		11,792,912
TEMPORARY CASH INVESTMENTS — 6.9%
BNP Paribas SA, 0.03%, 4/1/20(2)(3)	55,000,000	55,000,102
State Street Institutional U.S. Government Money Market Fund, Premier Class	53,425,575	53,425,575
TOTAL TEMPORARY CASH INVESTMENTS (Cost $108,425,575)		108,425,677
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,564,297,799)		1,556,968,548
OTHER ASSETS AND LIABILITIES — 0.2%		2,503,059
TOTAL NET ASSETS — 100.0%		$1,559,471,607

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$47,628,000	$4,301,680	$(1,476,102)	$2,825,578

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

13

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.06%	5/2/22	$22,000,000	$634	$(1,100,567)	$(1,099,933)
CPURNSA	Receive	2.07%	5/3/22	$40,000,000	744	(2,034,196)	(2,033,452)
CPURNSA	Receive	2.02%	5/4/22	$23,500,000	643	(1,126,905)	(1,126,262)
CPURNSA	Receive	1.93%	9/5/22	$18,000,000	(610)	(717,494)	(718,104)
CPURNSA	Receive	1.71%	6/20/24	$30,000,000	(624)	(1,570,756)	(1,571,380)
CPURNSA	Receive	1.86%	7/30/24	$26,500,000	(618)	(1,633,260)	(1,633,878)
CPURNSA	Receive	1.85%	8/1/24	$43,000,000	(735)	(2,633,973)	(2,634,708)
CPURNSA	Receive	1.86%	8/1/24	$23,700,000	(600)	(1,458,512)	(1,459,112)
CPURNSA	Receive	1.67%	10/21/24	$45,000,000	(787)	(2,446,176)	(2,446,963)
CPURNSA	Receive	1.70%	11/26/24	$25,000,000	(654)	(1,335,816)	(1,336,470)
CPURNSA	Receive	1.79%	12/13/24	$16,000,000	(591)	(949,109)	(949,700)
					$(3,198)	$(17,006,764)	$(17,009,962)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(4)	CPURNSA	Receive	1.41%	8/27/20	$40,000,000	$378,011
Bank of America N.A.(4)	CPURNSA	Receive	1.49%	9/3/20	$9,700,000	45,090
						$423,101

*Amount represents value and unrealized appreciation (depreciation).

14

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on swap agreements. At the period end, the aggregate value of securities pledged was $14,955,301.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $161,148,736, which represented 10.3% of total net assets.

(3)	The rate indicated is the yield to maturity at purchase.

(4)	Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $539,366.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $1,564,297,799)	$1,556,968,548
Cash	683,841
Receivable for investments sold	7,087
Receivable for capital shares sold	1,337,747
Receivable for variation margin on swap agreements	747,093
Swap agreements, at value	423,101
Interest receivable	1,363,746
1,561,531,163

Liabilities
Payable for capital shares redeemed	1,077,501
Payable for variation margin on swap agreements	438,131
Accrued management fees	523,773
Distribution and service fees payable	20,151
2,059,556

Net Assets	$1,559,471,607

Net Assets Consist of:
Capital paid in	$1,604,003,938
Distributable earnings	(44,532,331)
$1,559,471,607

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$572,935,302	57,254,363	$10.01
I Class	$150,405,118	14,910,720	$10.09
Y Class	$10,493,558	1,039,827	$10.09
A Class	$29,950,694	3,023,457	$9.91*
C Class	$6,571,372	685,248	$9.59
R Class	$18,098,508	1,790,644	$10.11
R5 Class	$417,563,756	41,395,979	$10.09
R6 Class	$10,261,122	1,017,266	$10.09
G Class	$343,192,177	33,965,920	$10.10
*Maximum offering price $10.14 (net asset value divided by 0.9775).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$45,684,083

Expenses:
Management fees	7,448,165
Distribution and service fees:
A Class	77,305
C Class	110,703
R Class	89,405
Trustees' fees and expenses	126,357
Other expenses	33,221
7,885,156
Fees waived - G Class	(1,238,392)
6,646,764

Net investment income (loss)	39,037,319

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,971,800)
Futures contract transactions	4,594,153
Swap agreement transactions	(1,650,053)
(4,027,700)

Change in net unrealized appreciation (depreciation) on:
Investments	(5,837,494)
Futures contracts	(359,597)
Swap agreements	(17,140,473)
(23,337,564)

Net realized and unrealized gain (loss)	(27,365,264)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,672,055

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$39,037,319	$27,605,904
Net realized gain (loss)	(4,027,700)	(6,631,695)
Change in net unrealized appreciation (depreciation)	(23,337,564)	9,336,785
Net increase (decrease) in net assets resulting from operations	11,672,055	30,310,994

Distributions to Shareholders
From earnings:
Investor Class	(10,573,869)	(13,529,034)
I Class	(2,992,390)	(4,638,038)
Y Class	(186,806)	(57,097)
A Class	(470,488)	(494,557)
C Class	(57,446)	(254,024)
R Class	(219,768)	(254,623)
R5 Class	(8,289,266)	(9,029,513)
R6 Class	(199,320)	(251,819)
G Class	(9,016,637)	(11,509,794)
Decrease in net assets from distributions	(32,005,990)	(40,018,499)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,146,501)	(54,072,974)

Net increase (decrease) in net assets	(34,480,436)	(63,780,479)

Net Assets
Beginning of period	1,593,952,043	1,657,732,522
End of period	$1,559,471,607	$1,593,952,043
See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 30% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

20

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $820,926,286, of which $760,821,480 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $937,195,839, of which $801,935,676 represented U.S. Treasury and Government Agency obligations.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	27,732,599	$285,287,737	8,376,795	$84,668,535
Issued in reinvestment of distributions	1,035,523	10,562,334	1,357,528	13,511,281
Redeemed	(26,905,481)	(273,841,011)	(15,667,583)	(157,715,291)
	1,862,641	22,009,060	(5,933,260)	(59,535,475)
I Class
Sold	15,433,169	159,501,955	9,647,354	98,304,633
Issued in reinvestment of distributions	265,593	2,730,300	413,802	4,148,760
Redeemed	(19,082,674)	(197,349,981)	(7,196,182)	(72,676,457)
	(3,383,912)	(35,117,726)	2,864,974	29,776,936
Y Class
Sold	861,559	8,877,032	453,529	4,616,406
Issued in reinvestment of distributions	18,172	186,806	5,723	57,097
Redeemed	(278,655)	(2,888,711)	(35,594)	(360,515)
	601,076	6,175,127	423,658	4,312,988
A Class
Sold	1,908,713	19,349,546	1,264,895	12,630,614
Issued in reinvestment of distributions	26,375	266,383	40,163	395,548
Redeemed	(1,408,952)	(14,232,206)	(1,200,787)	(11,999,092)
	526,136	5,383,723	104,271	1,027,070
C Class
Sold	45,858	447,289	402,028	3,900,149
Issued in reinvestment of distributions	4,966	48,663	23,837	227,216
Redeemed	(1,199,787)	(11,769,350)	(911,500)	(8,833,024)
	(1,148,963)	(11,273,398)	(485,635)	(4,705,659)
R Class
Sold	1,082,156	11,188,462	657,828	6,731,539
Issued in reinvestment of distributions	20,699	213,616	20,738	208,358
Redeemed	(806,527)	(8,313,777)	(463,304)	(4,725,025)
	296,328	3,088,301	215,262	2,214,872
R5 Class
Sold	9,930,616	102,935,457	8,934,549	91,219,008
Issued in reinvestment of distributions	792,451	8,146,392	880,366	8,820,400
Redeemed	(6,307,923)	(63,999,450)	(6,032,967)	(61,029,129)
	4,415,144	47,082,399	3,781,948	39,010,279
R6 Class
Sold	585,004	6,030,686	552,330	5,622,664
Issued in reinvestment of distributions	16,191	166,280	22,160	221,974
Redeemed	(459,563)	(4,739,293)	(507,609)	(5,154,511)
	141,632	1,457,673	66,881	690,127
G Class
Sold	2,361,950	24,597,172	2,770,629	28,154,792
Issued in reinvestment of distributions	877,105	9,016,637	1,145,461	11,509,794
Redeemed	(8,448,721)	(86,565,469)	(10,462,037)	(106,528,698)
	(5,209,666)	(52,951,660)	(6,545,947)	(66,864,112)
Net increase (decrease)	(1,899,584)	$(14,146,501)	(5,507,848)	$(54,072,974)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,315,509,040	—
Asset-Backed Securities	—	74,325,571	—
Collateralized Mortgage Obligations	—	34,890,550	—
Collateralized Loan Obligations	—	12,024,798	—
Corporate Bonds	—	11,792,912	—
Temporary Cash Investments	$53,425,575	55,000,102	—
	$53,425,575	$1,503,542,973	—
Other Financial Instruments
Swap Agreements	—	$3,248,679	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$17,009,962	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $73,771,333.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $283,036,364 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $335,350,000.

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Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$747,093	Payable for variation margin on swap agreements*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$438,131
Other Contracts	Swap agreements	423,101	Swap agreements	—
		$1,170,194		$438,131

*Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(876,907)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,476,102)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,594,153	Change in net unrealized appreciation (depreciation) on futures contracts	(359,597)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(773,146)	Change in net unrealized appreciation (depreciation) on swap agreements	(15,664,371)
		$2,944,100		$(17,500,070)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

25

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$32,005,990	$40,018,499
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,564,297,799
Gross tax appreciation of investments	$6,541,995
Gross tax depreciation of investments	(13,871,246)
Net tax appreciation (depreciation) of investments	(7,329,251)
Net tax appreciation (depreciation) on derivatives	(17,981,532)
Net tax appreciation (depreciation)	$(25,310,783)
Undistributed ordinary income	$6,214,905
Accumulated short-term capital losses	$(3,989,820)
Accumulated long-term capital losses	$(21,446,633)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unsettled interest on swap agreements.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.11	0.21	(0.14)	0.07	(0.17)	$10.01	0.69%	0.57%	2.13%	50%	$572,935
2019	$10.16	0.15	0.03	0.18	(0.23)	$10.11	1.79%	0.57%	1.49%	31%	$559,790
2018	$10.31	0.16	(0.16)	—	(0.15)	$10.16	0.05%	0.57%	1.52%	31%	$622,940
2017	$10.14	0.17	0.04	0.21	(0.04)	$10.31	2.11%	0.57%	1.69%	48%	$578,775
2016	$10.06	0.05	0.03	0.08	—	$10.14	0.80%	0.57%	0.61%	36%	$507,940
I Class
2020	$10.19	0.23	(0.15)	0.08	(0.18)	$10.09	0.79%	0.47%	2.23%	50%	$150,405
2019	$10.24	0.15	0.04	0.19	(0.24)	$10.19	1.87%	0.47%	1.59%	31%	$186,378
2018(3)	$10.38	0.15	(0.13)	0.02	(0.16)	$10.24	0.22%	0.47%(4)	1.51%(4)	31%(5)	$157,963
Y Class
2020	$10.19	0.22	(0.13)	0.09	(0.19)	$10.09	0.89%	0.37%	2.33%	50%	$10,494
2019	$10.24	0.15	0.05	0.20	(0.25)	$10.19	1.98%	0.37%	1.69%	31%	$4,471
2018(3)	$10.38	0.18	(0.15)	0.03	(0.17)	$10.24	0.29%	0.37%(4)	1.76%(4)	31%(5)	$155

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.01	0.18	(0.13)	0.05	(0.15)	$9.91	0.44%	0.82%	1.88%	50%	$29,951
2019	$10.06	0.11	0.04	0.15	(0.20)	$10.01	1.55%	0.82%	1.24%	31%	$24,988
2018	$10.21	0.13	(0.15)	(0.02)	(0.13)	$10.06	(0.21)%	0.82%	1.27%	31%	$24,073
2017	$10.04	0.15	0.04	0.19	(0.02)	$10.21	1.87%	0.82%	1.44%	48%	$46,885
2016	$9.98	0.10	(0.04)	0.06	—	$10.04	0.60%	0.82%	0.36%	36%	$53,748
C Class
2020	$9.69	0.17	(0.20)	(0.03)	(0.07)	$9.59	(0.33)%	1.57%	1.13%	50%	$6,571
2019	$9.74	0.05	0.03	0.08	(0.13)	$9.69	0.80%	1.57%	0.49%	31%	$17,769
2018	$9.89	0.05	(0.15)	(0.10)	(0.05)	$9.74	(0.99)%	1.57%	0.52%	31%	$22,600
2017	$9.78	0.07	0.04	0.11	—	$9.89	1.12%	1.57%	0.69%	48%	$27,511
2016	$9.80	(0.02)	—	(0.02)	—	$9.78	(0.20)%	1.57%	(0.39)%	36%	$31,482
R Class
2020	$10.21	0.16	(0.14)	0.02	(0.12)	$10.11	0.18%	1.07%	1.63%	50%	$18,099
2019	$10.26	0.08	0.05	0.13	(0.18)	$10.21	1.26%	1.07%	0.99%	31%	$15,253
2018	$10.41	0.11	(0.16)	(0.05)	(0.10)	$10.26	(0.45)%	1.07%	1.02%	31%	$13,120
2017	$10.25	0.13	0.03	0.16	—	$10.41	1.56%	1.07%	1.19%	48%	$12,039
2016	$10.21	—(6)	0.04	0.04	—	$10.25	0.39%	1.07%	0.11%	36%	$13,658

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$10.19	0.24	(0.15)	0.09	(0.19)	$10.09	0.89%	0.37%	2.33%	50%	$417,564
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	1.98%	0.37%	1.69%	31%	$376,691
2018	$10.39	0.18	(0.16)	0.02	(0.17)	$10.24	0.25%	0.37%	1.72%	31%	$339,844
2017	$10.22	0.19	0.04	0.23	(0.06)	$10.39	2.30%	0.37%	1.89%	48%	$664,148
2016	$10.11	0.08	0.03	0.11	—(6)	$10.22	1.10%	0.37%	0.81%	36%	$575,649
R6 Class
2020	$10.19	0.25	(0.15)	0.10	(0.20)	$10.09	0.94%	0.32%	2.38%	50%	$10,261
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	2.03%	0.32%	1.74%	31%	$8,920
2018	$10.38	0.18	(0.14)	0.04	(0.18)	$10.24	0.29%	0.32%	1.77%	31%	$8,280
2017	$10.22	0.20	0.03	0.23	(0.07)	$10.38	2.35%	0.32%	1.94%	48%	$199,340
2016	$10.11	0.06	0.06	0.12	(0.01)	$10.22	1.15%	0.32%	0.86%	36%	$166,472
G Class
2020	$10.20	0.29	(0.16)	0.13	(0.23)	$10.10	1.25%	0.01%(7)	2.69%(7)	50%	$343,192
2019	$10.25	0.22	0.01	0.23	(0.28)	$10.20	2.34%	0.01%(8)	2.05%(8)	31%	$399,692
2018(9)	$10.31	0.14	(0.07)	0.07	(0.13)	$10.25	0.66%	0.01%(4)(10)	2.02%(4)(10)	31%(5)	$468,758

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

(7)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.32% and 2.38%, respectively.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.32% and 1.74%, respectively.

(9)	July 28, 2017 (commencement of sale) through March 31, 2018.

(10)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.32% and 1.71%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Inflation Protection Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

31

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 2005

Annual Report

March 31, 2020

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASDVX	-0.65%	1.63%	1.40%	7/28/14
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	4.53%	1.89%	1.82%	—
I Class	ASDHX	-0.44%	—	1.23%	4/10/17
Y Class	ASYDX	-0.45%	—	1.32%	4/10/17
A Class	ASADX				7/28/14
No sales charge		-0.90%	1.37%	1.15%
With sales charge		-3.14%	0.92%	0.75%
C Class	ASCDX	-1.63%	0.62%	0.40%	7/28/14
R Class	ASDRX	-1.14%	1.12%	0.90%	7/28/14
R5 Class	ASDJX	-0.33%	1.85%	1.63%	7/28/14
R6 Class	ASXDX	-0.39%	1.88%	1.66%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $10,824

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,079

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.61%	0.51%	0.41%	0.86%	1.61%	1.11%	0.41%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Brian Howell and Charles Tan

Effective May 2019, Kevin Akioka left the portfolio management team, and Charles Tan joined the team. In June 2019, Margé Karner left the portfolio management team, and Jason Greenblath joined the team.

Performance Summary

Short Duration Strategic Income returned -0.65%* for the 12 months ended March 31, 2020. By comparison, the investment-grade Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 4.53% for the same period. Fund returns reflect operating expenses, while index returns do not. The fund’s results largely reflect the negative performance of out-of-index high-yield corporate and emerging markets bonds during the unprecedented sell-off of risk assets late in the reporting period.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and corporate earnings growth and low inflation, generally supported solid gains for most U.S. and non-U.S. bond sectors. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity markedly worsened. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, U.S. Treasury yields declined sharply, hitting record lows in March before recovering slightly by month-end.

Amid a global flight to quality, riskier investments, including investment-grade and high-yield corporate bonds, securitized bonds and emerging markets securities, suffered significant losses. The Fed’s rescue programs helped stabilize the credit-sensitive sectors of the fixed-income universe, but not before they experienced sharp losses. Against this backdrop, overweight positions in spread assets and an underweight in Treasury securities relative to the index and out-of-index positions in high-yield and emerging markets debt accounted for much of the portfolio’s underperformance.

High-Yield Bonds Were Main Detractors

Our out-of-index position in high-yield corporate bonds, which comprised approximately 13% of the portfolio on March 31, 2020, was the main detractor from performance. These securities generally delivered strong results through the first 10 months of the reporting period, as favorable corporate fundamentals and risk-on sentiment supported gains. But that positive performance unwound quickly and severely beginning in mid-February 2020, as the mounting coronavirus outbreak shut down normal business activity across the economic spectrum and pressured earnings outlooks. The resulting sell-off of risk assets hurt returns in the corporate credit markets. Additionally, an unexpected price war between Saudi Arabia and Russia amid waning demand for oil triggered a

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

sizable drop in the oil markets. This development accelerated the havoc in the high-yield sector, home to many energy companies.

Our investment-grade corporate bonds also suffered in the late-period sell-off, but for the 12 months overall, they were modest contributors to performance. Through most of the reporting period, positive economic and corporate fundamentals generally supported solid gains among investment-grade corporates.

Given the extraordinary events of early 2020, we tilted toward a more defensive stance, eliminating investment-grade and high-yield corporate bonds that didn’t align with that posture. We sold securities that were either richly valued or unlikely to withstand an extended economic downturn, including gaming and lodging credits. We also extended duration beginning in summer 2019. We continued extending duration in early 2020. These moves contributed to results as rates declined.

Emerging Markets Bonds Weighed on Results

Our out-of-index position in U.S. dollar-denominated emerging markets corporate and sovereign securities also detracted from performance. For much of the period, emerging markets bonds rallied amid falling U.S. Treasury yields, a dovish Fed and the U.S.-China trade deal. However, with investors shunning risk late in the period, emerging markets bonds declined and were modest detractors overall. Falling oil and commodity prices and a weakened growth outlook for China weighed on emerging markets debt prices.

Securitized Sector Detracted Slightly

We maintained a sizable position in securitized bonds, which also struggled in the early 2020 sell-off. However, for the 12-month period overall, securitized bonds detracted only slightly, as strong performance from our holdings in 2019 largely offset negative results in early 2020. We favored out-of-index credit-sensitive securities, including non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations, which generally rallied in the risk-on climate of 2019. The severe dislocations among credit-sensitive mortgage sectors late in the reporting period prompted us to reduce exposure to these securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market.

Portfolio Positioning

The economic downturn during the first quarter of 2020 was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. Although we identified such opportunities late in the reporting period, we’re remaining cautious. We expect continued near-term pressure on credit spreads from growing defaults and rapid downgrades. Accordingly, we’re focusing on higher-quality corporate and securitized securities and positioning our portfolio to weather a U-shaped recovery. Within the high-yield sector, we’re finding value among more recession-proof, BB-rated issuers in the media (cable providers) and containers and packaging industries. We continue to look for opportunities to enhance portfolio yield and returns, while being mindful of the economic headwinds.

Likewise, as a matter of course, we continue to review our portfolio holdings, selling those that do not align with our outlook in the current environment. We’ve also hedged overall risk in the portfolio via credit default swaps. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	2.5 years
Weighted Average Life to Maturity	2.9 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	65.9%
U.S. Treasury Securities	12.9%
Asset-Backed Securities	9.1%
Collateralized Loan Obligations	6.5%
Collateralized Mortgage Obligations	4.1%
Commercial Mortgage-Backed Securities	1.1%
Sovereign Governments and Agencies	0.8%
Bank Loan Obligations	0.2%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	(0.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$972.70	$2.56	0.52%
I Class	$1,000	$973.10	$2.07	0.42%
Y Class	$1,000	$973.70	$1.58	0.32%
A Class	$1,000	$971.40	$3.79	0.77%
C Class	$1,000	$967.80	$7.48	1.52%
R Class	$1,000	$970.20	$5.02	1.02%
R5 Class	$1,000	$973.70	$1.58	0.32%
R6 Class	$1,000	$973.90	$1.33	0.27%
Hypothetical
Investor Class	$1,000	$1,022.40	$2.63	0.52%
I Class	$1,000	$1,022.90	$2.12	0.42%
Y Class	$1,000	$1,023.40	$1.62	0.32%
A Class	$1,000	$1,021.15	$3.89	0.77%
C Class	$1,000	$1,017.40	$7.67	1.52%
R Class	$1,000	$1,019.90	$5.15	1.02%
R5 Class	$1,000	$1,023.40	$1.62	0.32%
R6 Class	$1,000	$1,023.65	$1.37	0.27%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 65.9%
Automobiles — 1.6%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	$250,000	$250,716
Ford Motor Credit Co. LLC, 5.09%, 1/7/21	800,000	772,496
Ford Motor Credit Co. LLC, 3.20%, 1/15/21	400,000	388,500
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	1,000,000	925,000
General Motors Financial Co., Inc., 3.45%, 4/10/22	500,000	462,153
Hyundai Capital America, 2.375%, 2/10/23(1)	330,000	311,733
		3,110,598
Banks — 14.7%
Banco Bradesco SA, 2.85%, 1/27/23(1)	800,000	757,408
Banco Santander SA, 3.50%, 4/11/22	600,000	593,934
Banistmo SA, 3.65%, 9/19/22	200,000	185,313
Bank of America Corp., MTN, VRN, 2.33%, 10/1/21	1,000,000	998,734
Bank of America Corp., VRN, 3.00%, 12/20/23	271,000	276,460
Barclays Bank plc, 5.14%, 10/14/20	1,300,000	1,312,686
BBVA Bancomer SA, 6.75%, 9/30/22	1,100,000	1,097,624
CIT Group, Inc., 5.00%, 8/15/22	1,000,000	982,521
Citigroup, Inc., 2.70%, 3/30/21	600,000	602,702
Citigroup, Inc., 2.90%, 12/8/21	1,378,000	1,391,604
Citigroup, Inc., 2.75%, 4/25/22	28,000	28,167
Credit Suisse AG, 2.10%, 11/12/21	800,000	797,000
Fifth Third BanCorp., 2.375%, 1/28/25	630,000	614,831
FNB Corp., 2.20%, 2/24/23	510,000	501,279
HSBC Holdings plc, VRN, 2.63%, 11/7/25	1,000,000	971,920
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	203,097
JPMorgan Chase & Co., 4.625%, 5/10/21	1,300,000	1,336,251
JPMorgan Chase & Co., VRN, 2.78%, 4/25/23	800,000	810,852
Lloyds Bank plc, 2.25%, 8/14/22	1,000,000	997,497
MUFG Union Bank N.A., 2.10%, 12/9/22	1,530,000	1,512,391
National Australia Bank Ltd., 1.875%, 12/13/22	1,375,000	1,368,374
National Bank of Canada, MTN, 2.10%, 2/1/23	1,207,000	1,203,606
Regions Financial Corp., 2.75%, 8/14/22	1,000,000	990,058
Santander UK plc, 2.10%, 1/13/23	1,100,000	1,068,188
Toronto-Dominion Bank (The), MTN, 2.65%, 6/12/24	1,080,000	1,104,661
Truist Bank, VRN, 0.88%, (SOFR plus 0.73%), 3/9/23	660,000	601,445
Truist Financial Corp., MTN, 2.20%, 3/16/23	1,000,000	1,003,256
U.S. Bancorp, MTN, 3.60%, 9/11/24	1,000,000	1,028,492
US Bank N.A., 1.80%, 1/21/22	2,300,000	2,298,288
Wells Fargo Bank N.A., VRN, 2.08%, 9/9/22	1,000,000	996,041
Westpac Banking Corp., 2.75%, 1/11/23	1,210,000	1,232,835
		28,867,515

10

	Principal Amount	Value
Biotechnology — 3.5%
AbbVie, Inc., 2.30%, 11/21/22(1)	$2,330,000	$2,331,116
Amgen, Inc., 3.625%, 5/15/22	1,000,000	1,037,260
Biogen, Inc., 3.625%, 9/15/22	2,075,000	2,133,348
Gilead Sciences, Inc., 4.40%, 12/1/21	750,000	774,987
Gilead Sciences, Inc., 3.25%, 9/1/22	500,000	511,958
		6,788,669
Capital Markets — 4.8%
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	1,000,000	880,000
Bank of New York Mellon Corp. (The), MTN, 1.85%, 1/27/23	1,650,000	1,659,065
Credit Suisse Group AG, VRN, 3.00%, 12/14/23(1)	1,000,000	974,845
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)	500,000	475,885
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	299,000	277,741
Goldman Sachs Group, Inc. (The), 3.00%, 4/26/22	525,000	529,007
Goldman Sachs Group, Inc. (The), 3.20%, 2/23/23	1,000,000	1,021,788
Morgan Stanley, MTN, 5.50%, 7/28/21	1,300,000	1,350,618
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	535,000	481,527
State Street Corp., VRN, 2.83%, 3/30/23(1)	100,000	100,981
UBS Group AG, 2.65%, 2/1/22(1)	1,770,000	1,768,764
		9,520,221
Chemicals — 1.0%
Ashland LLC, 4.75%, 8/15/22	90,000	89,325
CF Industries, Inc., 3.45%, 6/1/23	1,000,000	990,040
Olin Corp., 5.50%, 8/15/22	980,000	909,867
		1,989,232
Commercial Services and Supplies — 0.9%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	750,000	695,370
Republic Services, Inc., 3.55%, 6/1/22	1,000,000	1,026,653
		1,722,023
Communications Equipment — 0.3%
CommScope, Inc., 5.50%, 3/1/24(1)	550,000	560,040
Consumer Finance — 1.8%
Ally Financial, Inc., 4.625%, 3/30/25	450,000	432,894
Ally Financial, Inc., 5.75%, 11/20/25	46,000	45,342
Capital One Bank USA N.A., 3.375%, 2/15/23	1,100,000	1,077,640
Discover Financial Services, 3.85%, 11/21/22	1,000,000	1,021,784
Synchrony Financial, 2.85%, 7/25/22	1,000,000	953,885
		3,531,545
Containers and Packaging — 1.6%
Ball Corp., 5.00%, 3/15/22	990,000	1,024,314
Berry Global, Inc., 5.125%, 7/15/23	1,030,000	1,039,960
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	1,030,000	1,028,707
		3,092,981
Diversified Financial Services — 0.4%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	700,000	704,642

11

	Principal Amount	Value
Diversified Telecommunication Services — 4.3%
AT&T, Inc., 4.45%, 5/15/21	$500,000	$511,656
AT&T, Inc., 3.875%, 8/15/21	800,000	819,676
AT&T, Inc., 3.00%, 6/30/22	1,310,000	1,322,677
Deutsche Telekom International Finance BV, 2.82%, 1/19/22(1)	2,000,000	1,987,420
Ooredoo International Finance Ltd., MTN, 4.75%, 2/16/21	900,000	899,258
Orange SA, 4.125%, 9/14/21	500,000	511,799
TBG Global Pte Ltd., 5.25%, 2/10/22	700,000	671,895
Verizon Communications, Inc., 2.95%, 3/15/22	1,004,000	1,024,929
Verizon Communications, Inc., 2.45%, 11/1/22	611,000	621,611
		8,370,921
Electric Utilities — 0.8%
Duke Energy Corp., 3.55%, 9/15/21	250,000	253,532
Florida Power & Light Co., 2.85%, 4/1/25	500,000	526,173
Progress Energy, Inc., 3.15%, 4/1/22	700,000	708,462
		1,488,167
Entertainment — 1.2%
Netflix, Inc., 5.375%, 2/1/21	450,000	456,412
Netflix, Inc., 5.50%, 2/15/22	590,000	604,750
Walt Disney Co. (The), 3.35%, 3/24/25	1,120,000	1,224,111
		2,285,273
Equity Real Estate Investment Trusts (REITs) — 1.7%
Crown Castle International Corp., 2.25%, 9/1/21	1,000,000	986,742
Crown Castle International Corp., 5.25%, 1/15/23	500,000	530,970
Equinix, Inc., 5.875%, 1/15/26	700,000	718,144
Essex Portfolio LP, 3.625%, 8/15/22	600,000	595,261
Simon Property Group LP, 2.75%, 6/1/23	555,000	547,720
		3,378,837
Food and Staples Retailing — 0.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	1,100,000	1,091,200
Sysco Corp., 5.65%, 4/1/25(2)	280,000	291,857
		1,383,057
Food Products — 1.3%
Conagra Brands, Inc., 3.80%, 10/22/21	600,000	605,174
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	1,000,000	991,255
Mondelez International Holdings Netherlands BV, 2.00%, 10/28/21(1)	1,000,000	996,443
		2,592,872
Health Care Equipment and Supplies — 1.3%
Becton Dickinson and Co., 2.89%, 6/6/22	1,500,000	1,502,448
DH Europe Finance II Sarl, 2.05%, 11/15/22	1,000,000	982,049
		2,484,497
Health Care Providers and Services — 2.7%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	1,000,000	961,564
CVS Health Corp., 3.70%, 3/9/23	500,000	521,129
DaVita, Inc., 5.125%, 7/15/24	1,000,000	1,003,255
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	600,000	596,173

12

	Principal Amount	Value
HCA, Inc., 5.00%, 3/15/24	$500,000	$518,600
Tenet Healthcare Corp., 8.125%, 4/1/22	700,000	665,238
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,000,000	1,021,672
		5,287,631
Household Durables — 1.5%
D.R. Horton, Inc., 2.50%, 10/15/24	500,000	468,026
Lennar Corp., 2.95%, 11/29/20	1,040,000	1,023,048
Toll Brothers Finance Corp., 4.375%, 4/15/23	1,620,000	1,553,167
		3,044,241
Insurance — 1.5%
American International Group, Inc., 4.125%, 2/15/24	485,000	509,878
Metropolitan Life Global Funding I, 1.95%, 1/13/23(1)	1,375,000	1,347,542
WR Berkley Corp., 4.625%, 3/15/22	1,250,000	1,074,495
		2,931,915
IT Services — 0.1%
Western Union Co. (The), 2.85%, 1/10/25	124,000	123,665
Machinery — 0.1%
Otis Worldwide Corp., VRN, 2.09%, 4/5/23(1)	170,000	161,870
Media — 3.3%
CSC Holdings LLC, 6.75%, 11/15/21	970,000	1,005,647
Discovery Communications LLC, 3.80%, 3/13/24	570,000	567,600
DISH DBS Corp., 5.125%, 5/1/20	300,000	298,742
Fox Corp., 3.05%, 4/7/25(2)	100,000	101,074
Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 5/1/22	1,000,000	1,017,443
Time Warner Cable LLC, 4.125%, 2/15/21	450,000	451,427
ViacomCBS, Inc., 3.125%, 6/15/22	900,000	889,005
ViacomCBS, Inc., 3.875%, 4/1/24	1,025,000	1,023,370
VTR Finance BV, 6.875%, 1/15/24	1,259,000	1,150,405
		6,504,713
Metals and Mining — 0.5%
Freeport-McMoRan, Inc., 3.55%, 3/1/22	136,000	131,194
HTA Group Ltd., 9.125%, 3/8/22	900,000	831,101
		962,295
Multi-Utilities — 1.2%
DTE Energy Co., 2.25%, 11/1/22	1,500,000	1,486,611
Sempra Energy, 2.875%, 10/1/22	825,000	828,744
		2,315,355
Oil, Gas and Consumable Fuels — 4.8%
Energy Transfer Partners LP / Regency Energy Finance Corp., 5.875%, 3/1/22	1,000,000	940,070
Gazprom PJSC Via Gaz Capital SA, 6.00%, 1/23/21	900,000	916,758
Lukoil International Finance BV, 6.125%, 11/9/20	800,000	809,993
MPLX LP, 3.50%, 12/1/22(1)	400,000	383,385
Ovintiv, Inc., 3.90%, 11/15/21	600,000	411,725
Petroleos Mexicanos, 4.875%, 1/24/22	2,410,000	2,086,062
Phillips 66, 4.30%, 4/1/22	1,000,000	1,004,377
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	28,025	28,559

13

	Principal Amount	Value
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	$950,000	$934,919
Saudi Arabian Oil Co., MTN, 2.75%, 4/16/22	900,000	882,378
Southwestern Energy Co., 4.10%, 3/15/22	700,000	530,905
WPX Energy, Inc., 5.25%, 10/15/27	1,000,000	555,550
		9,484,681
Pharmaceuticals — 2.1%
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	500,000	515,628
Bristol-Myers Squibb Co., 3.25%, 8/15/22(1)	2,075,000	2,156,694
Elanco Animal Health, Inc., 5.02%, 8/28/23	1,000,000	1,013,341
Mylan NV, 3.15%, 6/15/21	500,000	495,567
		4,181,230
Road and Rail — 0.9%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	600,000	552,000
United Rentals North America, Inc., 5.50%, 7/15/25	510,000	502,990
United Rentals North America, Inc., 6.50%, 12/15/26	750,000	765,412
		1,820,402
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	900,000	888,562
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	500,000	502,417
		1,390,979
Software — 0.9%
NortonLifeLock, Inc., 4.20%, 9/15/20	300,000	298,126
Oracle Corp., 2.50%, 10/15/22	1,050,000	1,075,269
Oracle Corp., 2.50%, 4/1/25(2)	400,000	408,820
		1,782,215
Technology Hardware, Storage and Peripherals — 0.5%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	198,000	198,000
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	740,000	760,310
		958,310
Textiles, Apparel and Luxury Goods — 0.8%
NIKE, Inc., 2.40%, 3/27/25	1,500,000	1,556,006
Thrifts and Mortgage Finance — 0.5%
Nationwide Building Society, 2.00%, 1/27/23(1)	1,050,000	1,029,142
Trading Companies and Distributors — 0.2%
International Lease Finance Corp., 4.625%, 4/15/21	535,000	494,062
Transportation Infrastructure — 0.4%
DP World plc, MTN, 3.25%, 5/18/20	900,000	887,006
Wireless Telecommunication Services — 1.3%
MTN Mauritius Investments Ltd., 5.37%, 2/13/22	500,000	469,497
VEON Holdings BV, 3.95%, 6/16/21	1,000,000	996,200
Vodafone Group plc, 2.95%, 2/19/23	1,000,000	1,022,255
		2,487,952
TOTAL CORPORATE BONDS (Cost $133,234,768)		129,274,760
U.S. TREASURY SECURITIES — 12.9%
U.S. Treasury Notes, 2.50%, 1/31/21(3)	600,000	612,047
U.S. Treasury Notes, 1.75%, 6/15/22	9,000,000	9,303,223

14

	Principal Amount	Value
U.S. Treasury Notes, 1.625%, 11/15/22	$3,700,000	$3,831,451
U.S. Treasury Notes, 0.50%, 3/15/23	9,500,000	9,560,488
U.S. Treasury Notes, 1.125%, 2/28/25	2,000,000	2,075,000
TOTAL U.S. TREASURY SECURITIES (Cost $24,855,331)		25,382,209
ASSET-BACKED SECURITIES — 9.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	188,862	185,285
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	20,985	20,509
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)	496,830	493,487
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 1.51%, (1-month LIBOR plus 0.65%), 4/10/31(1)	133,724	133,369
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	114,443	113,583
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	22,889	22,687
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	973,861	959,888
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(1)	350,590	345,488
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	554,646	553,765
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	812,110	670,041
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 12/17/36(1)	625,000	561,404
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 1.75%, (1-month LIBOR plus 0.95%), 3/17/37(1)	325,000	293,545
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 2.05%, (1-month LIBOR plus 1.25%), 3/17/37(1)	860,000	761,250
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 1.98%, (1-month LIBOR plus 1.28%), 6/17/37(1)	175,000	158,231
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 1.80%, (1-month LIBOR plus 1.00%), 7/17/37(1)	935,235	886,051
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 1.95%, (1-month LIBOR plus 1.15%), 7/17/37(1)	200,000	181,336
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	1,125,427	1,044,361
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	57,143	57,109
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	33,679	33,405
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	13,294	13,003
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	215,784	210,603
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	180,395	171,505
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	477,000	472,038
Progress Residential Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	125,000	123,543
Progress Residential Trust, Series 2018-SFR1, Class D, 3.88%, 3/17/35(1)	150,000	145,787
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	400,000	403,965
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	275,000	275,658

15

	Principal Amount	Value
Progress Residential Trust, Series 2019-SFR1, Class A SEQ, 3.42%, 8/17/35(1)	$700,000	$707,827
Progress Residential Trust, Series 2019-SFR2, Class A SEQ, 3.15%, 5/17/36(1)	800,000	805,864
Progress Residential Trust, Series 2019-SFR2, Class B, 3.45%, 5/17/36(1)	900,000	898,476
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	1,750,000	1,683,911
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	16,569	16,367
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	60,302	59,863
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	10,979	10,851
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	117,815	112,638
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	161,626	162,231
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(1)	287,383	286,055
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class B, 3.42%, 1/20/36(1)	459,812	456,870
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)	694,016	688,220
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	478,577	431,863
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	139,774	137,453
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	277,723	270,726
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	57,859	56,495
VSE VOI Mortgage LLC, Series 2018-A, Class A SEQ, 3.56%, 2/20/36(1)	1,712,336	1,714,290
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	71,347	70,588
TOTAL ASSET-BACKED SECURITIES (Cost $18,534,402)		17,861,484
COLLATERALIZED LOAN OBLIGATIONS — 6.5%
Allegany Park CLO Ltd., Series 2019-1A, Class C, VRN, 4.38%, (3-month LIBOR plus 2.55%), 1/20/33(1)	1,000,000	865,648
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class B1, VRN, 4.64%, (3-month LIBOR plus 2.90%), 1/20/32(1)	1,000,000	882,430
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.24%, (3-month LIBOR plus 1.40%), 4/17/31(1)	1,000,000	886,543
CIFC Funding Ltd., Series 2013-2A, Class A2LR, VRN, 3.43%, (3-month LIBOR plus 1.60%), 10/18/30(1)	500,000	463,521
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.91%, (3-month LIBOR plus 1.11%), 1/22/31(1)	1,500,000	1,416,802
CIFC Funding Ltd., Series 2016-1A, Class BR, VRN, 3.77%, (3-month LIBOR plus 1.95%), 10/21/31(1)	1,750,000	1,610,604
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.79%, (3-month LIBOR plus 0.97%), 4/18/31(1)	1,500,000	1,410,766
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 3.42%, (3-month LIBOR plus 2.05%), 4/15/33(1)	1,000,000	880,000
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class B1, VRN, 3.66%, (3-month LIBOR plus 1.90%), 1/20/33(1)	1,250,000	1,116,796

16

	Principal Amount	Value
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 3.26%, (3-month LIBOR plus 1.60%), 1/15/33(1)	$1,000,000	$872,429
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 3.76%, (3-month LIBOR plus 1.85%), 1/15/33(1)	650,000	580,765
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 4.46%, (3-month LIBOR plus 2.55%), 1/15/33(1)	1,600,000	1,382,258
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.57%, (3-month LIBOR plus 1.75%), 4/18/31(1)	350,000	311,610
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $14,062,040)		12,680,172
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.1%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.77%, 6/25/34	22,791	20,487
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	42,009	38,220
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.95%, 11/25/34	67,895	60,571
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	14,768	13,921
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(1)	487,020	474,237
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.79%, 8/25/34	42,770	38,486
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	41,498	38,666
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	53,193	49,532
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(1)	467,502	453,951
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.99%, 1/25/37	29,888	23,317
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	1,240,615	1,257,081
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	31,009	29,356
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.51%, 9/25/35	97,112	91,551
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.73%, 2/25/35	19,957	17,606
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	540,513	543,410
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.69%, (1-month LIBOR plus 0.74%), 9/25/34	78,990	67,631
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.62%, 3/25/35	36,567	33,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	14,899	13,076
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.49%, 10/25/36	59,361	52,563
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.35%, 12/25/36	118,149	104,809
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.14%, 4/25/36	45,319	42,803
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	61,902	56,944
		3,521,826

17

	Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 2.3%
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.20%, (1-month LIBOR plus 3.25%), 5/25/25	$100,000	$89,143
FHLMC, Series 2018-DNA1, Class M2, VRN, 2.75%, (1-month LIBOR plus 1.80%), 7/25/30	1,300,000	1,081,954
FNMA, Series 2014-C02, Class 2M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	226,334	208,016
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	2,946,246	519,255
FNMA, Series 2016-C03, Class 2M2, VRN, 6.85%, (1-month LIBOR plus 5.90%), 10/25/28	34,970	34,472
FNMA, Series 2016-C04, Class 1M2, VRN, 5.20%, (1-month LIBOR plus 4.25%), 1/25/29	1,295,585	1,231,964
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	2,202,466	526,774
FNMA, Series 2017-C05, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 1/25/30	330,607	295,753
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	2,848,192	446,298
		4,433,629
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,311,109)		7,955,455
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	75,000	76,001
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	1,750,000	1,827,199
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	250,000	251,279
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,178,235)		2,154,479
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Egypt — 0.5%
Egypt Government International Bond, 6.125%, 1/31/22	1,000,000	966,873
Oman — 0.3%
Oman Government International Bond, 4.125%, 1/17/23	800,000	668,497
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,772,809)		1,635,370
BANK LOAN OBLIGATIONS(4) — 0.2%
Health Care Providers and Services — 0.1%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 3.50%, (1-month LIBOR plus 2.50%), 2/16/23	291,868	270,634
Pharmaceuticals — 0.1%
Bausch Health Companies Inc., 2018 Term Loan B, 3.61%, (1-month LIBOR plus 3.00%), 6/2/25	139,511	133,524
TOTAL BANK LOAN OBLIGATIONS (Cost $430,827)		404,158
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $316,135), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $309,989) (Cost $309,989)		309,989
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $203,689,510)		197,658,076
OTHER ASSETS AND LIABILITIES — (0.8)%		(1,558,749)
TOTAL NET ASSETS — 100.0%		$196,099,327

18

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	106	June 2020	$21,200,000	$23,360,578	$162,426
U.S. Treasury 5-Year Notes	31	June 2020	$3,100,000	3,886,141	35,063
				$27,246,719	$197,489

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$21,560,000	$2,631,049	$(1,352,500)	$1,278,549

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $56,453,222, which represented 28.8% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $184,136.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $203,689,510)	$197,658,076
Receivable for investments sold	740,233
Receivable for capital shares sold	141,187
Receivable for variation margin on futures contracts	1,598,432
Receivable for variation margin on swap agreements	338,191
Interest receivable	1,412,440
201,888,559

Liabilities
Disbursements in excess of demand deposit cash	947,479
Payable for investments purchased	2,059,778
Payable for capital shares redeemed	2,692,323
Accrued management fees	84,316
Distribution and service fees payable	4,578
Dividends payable	758
5,789,232

Net Assets	$196,099,327

Net Assets Consist of:
Capital paid in	$205,340,327
Distributable earnings	(9,241,000)
$196,099,327

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$96,773,308	10,529,981	$9.19
I Class	$83,286,944	9,067,254	$9.19
Y Class	$5,201	566	$9.19
A Class	$13,825,741	1,504,607	$9.19*
C Class	$1,604,500	174,574	$9.19
R Class	$195,349	21,254	$9.19
R5 Class	$224,701	24,438	$9.19
R6 Class	$183,583	19,970	$9.19
*Maximum offering price $9.40 (net asset value divided by 0.9775).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $559)	$5,610,903

Expenses:
Management fees	1,033,273
Distribution and service fees:
A Class	24,742
C Class	15,501
R Class	2,932
Trustees' fees and expenses	13,656
Other expenses	2,174
1,092,278
Fees waived(1)	(168,836)
923,442

Net investment income (loss)	4,687,461

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	164,124
Futures contract transactions	(96,815)
Swap agreement transactions	(286,420)
(219,111)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,408,076)
Futures contracts	197,489
Swap agreements	(1,352,500)
(7,563,087)

Net realized and unrealized gain (loss)	(7,782,198)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,094,737)

(1)	Amount consists of $75,377, $82,262, $4, $8,907, $1,395, $528, $207 and $156 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$4,687,461	$2,040,848
Net realized gain (loss)	(219,111)	(639,018)
Change in net unrealized appreciation (depreciation)	(7,563,087)	967,929
Net increase (decrease) in net assets resulting from operations	(3,094,737)	2,369,759

Distributions to Shareholders
From earnings:
Investor Class	(2,217,635)	(1,621,171)
I Class	(2,510,365)	(284,223)
Y Class	(152)	(163)
A Class	(235,015)	(82,054)
C Class	(25,657)	(13,047)
R Class	(12,874)	(13,077)
R5 Class	(6,621)	(94,981)
R6 Class	(5,048)	(19,210)
Decrease in net assets from distributions	(5,013,367)	(2,127,926)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	72,854,875	86,266,023

Net increase (decrease) in net assets	64,746,771	86,507,856

Net Assets
Beginning of period	131,352,556	44,844,700
End of period	$196,099,327	$131,352,556

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

23

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes, withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

24

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended March 31, 2020, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.60%	0.51%
I Class	0.50%	0.41%
Y Class	0.40%	0.31%
A Class	0.60%	0.51%
C Class	0.60%	0.51%
R Class	0.60%	0.51%
R5 Class	0.40%	0.31%
R6 Class	0.35%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

25

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $251,630,882, of which $74,446,070 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $169,948,915, of which $66,190,031 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	11,160,721	$106,139,309	11,675,445	$110,364,198
Issued in reinvestment of distributions	227,716	2,170,986	164,600	1,556,473
Redeemed	(12,426,987)	(117,529,153)	(3,626,603)	(34,354,138)
	(1,038,550)	(9,218,858)	8,213,442	77,566,533
I Class
Sold	15,276,503	145,480,700	3,136,773	29,693,845
Issued in reinvestment of distributions	263,209	2,510,354	30,064	284,218
Redeemed	(7,890,873)	(74,561,139)	(1,750,401)	(16,472,725)
	7,648,839	73,429,915	1,416,436	13,505,338
Y Class
Issued in reinvestment of distributions	16	152	17	163
A Class
Sold	1,269,930	12,146,904	667,365	6,311,533
Issued in reinvestment of distributions	24,117	229,921	8,501	80,380
Redeemed	(407,550)	(3,884,586)	(482,972)	(4,587,944)
	886,497	8,492,239	192,894	1,803,969
C Class
Sold	177,859	1,700,862	121,672	1,145,675
Issued in reinvestment of distributions	2,685	25,625	1,376	13,006
Redeemed	(120,696)	(1,151,240)	(50,064)	(474,458)
	59,848	575,247	72,984	684,223
R Class
Sold	9,770	92,418	75,683	717,329
Issued in reinvestment of distributions	1,345	12,845	1,378	13,028
Redeemed	(60,475)	(560,392)	(12,566)	(118,977)
	(49,360)	(455,129)	64,495	611,380
R5 Class
Sold	—	—	3,193	30,373
Issued in reinvestment of distributions	694	6,621	9,946	94,437
Redeemed	(92)	(838)	(751,573)	(7,129,387)
	602	5,783	(738,434)	(7,004,577)
R6 Class
Sold	2,194	20,478	5,263	49,865
Issued in reinvestment of distributions	529	5,048	2,016	19,129
Redeemed	—	—	(102,321)	(970,000)
	2,723	25,526	(95,042)	(901,006)
Net increase (decrease)	7,510,615	$72,854,875	9,126,792	$86,266,023

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$129,274,760	—
U.S. Treasury Securities	—	25,382,209	—
Asset-Backed Securities	—	17,861,484	—
Collateralized Loan Obligations	—	12,680,172	—
Collateralized Mortgage Obligations	—	7,955,455	—
Commercial Mortgage-Backed Securities	—	2,154,479	—
Sovereign Governments and Agencies	—	1,635,370	—
Bank Loan Obligations	—	404,158	—
Temporary Cash Investments	—	309,989	—
	—	$197,658,076	—
Other Financial Instruments
Futures Contracts	$197,489	—	—
Swap Agreements	—	$1,278,549	—
	$197,489	$1,278,549	—

27

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $9,544,383.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,066,667 futures contracts purchased and $5,400,000 futures contracts sold.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$338,191	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	1,598,432	Payable for variation margin on futures contracts*	—
		$1,936,623		—

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

28

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(286,420)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,352,500)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(96,815)	Change in net unrealized appreciation (depreciation) on futures contracts	197,489
		$(383,235)		$(1,155,011)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$5,013,367	$2,127,926
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

29

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$203,711,939
Gross tax appreciation of investments	$1,074,051
Gross tax depreciation of investments	(7,127,914)
Net tax appreciation (depreciation) of investments	(6,053,863)
Net tax appreciation (depreciation) on derivatives	(1,316,567)
Net tax appreciation (depreciation)	$(7,370,430)
Other book-to-tax adjustments	$(78,414)
Undistributed ordinary income	$2,421
Accumulated short-term capital losses	$(682,908)
Accumulated long-term capital losses	$(1,111,669)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.50	0.24	(0.30)	(0.06)	(0.25)	—	(0.25)	$9.19	(0.65)%	0.52%	0.61%	2.48%	2.39%	98%	$96,773
2019	$9.53	0.28	(0.02)	0.26	(0.29)	—	(0.29)	$9.50	2.75%	0.58%	0.66%	2.97%	2.89%	61%	$109,863
2018	$9.60	0.23	(0.09)	0.14	(0.21)	—	(0.21)	$9.53	1.50%	0.63%	0.75%	2.43%	2.31%	57%	$31,975
2017	$9.31	0.24	0.31	0.55	(0.25)	(0.01)	(0.26)	$9.60	5.96%	0.60%	0.75%	2.54%	2.39%	29%	$11,304
2016	$9.75	0.26	(0.38)	(0.12)	(0.32)	—	(0.32)	$9.31	(1.26)%	0.60%	0.75%	2.69%	2.54%	19%	$4,927
I Class
2020	$9.49	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	$9.19	(0.44)%	0.42%	0.51%	2.58%	2.49%	98%	$83,287
2019	$9.53	0.29	(0.03)	0.26	(0.30)	—	(0.30)	$9.49	2.75%	0.48%	0.56%	3.07%	2.99%	61%	$13,463
2018(3)	$9.61	0.24	(0.11)	0.13	(0.21)	—	(0.21)	$9.53	1.39%	0.53%(4)	0.65%(4)	2.56%(4)	2.44%(4)	57%(5)	$19
Y Class
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.45)%	0.32%	0.41%	2.68%	2.59%	98%	$5
2019	$9.53	0.29	(0.02)	0.27	(0.30)	—	(0.30)	$9.50	2.92%	0.38%	0.46%	3.17%	3.09%	61%	$5
2018(3)	$9.61	0.25	(0.11)	0.14	(0.22)	—	(0.22)	$9.53	1.49%	0.43%(4)	0.55%(4)	2.62%(4)	2.50%(4)	57%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$9.50	0.21	(0.29)	(0.08)	(0.23)	—	(0.23)	$9.19	(0.90)%	0.77%	0.86%	2.23%	2.14%	98%	$13,826
2019	$9.53	0.26	(0.03)	0.23	(0.26)	—	(0.26)	$9.50	2.50%	0.83%	0.91%	2.72%	2.64%	61%	$5,870
2018	$9.60	0.21	(0.09)	0.12	(0.19)	—	(0.19)	$9.53	1.25%	0.88%	1.00%	2.18%	2.06%	57%	$4,052
2017	$9.31	0.22	0.31	0.53	(0.23)	(0.01)	(0.24)	$9.60	5.69%	0.85%	1.00%	2.29%	2.14%	29%	$9,669
2016	$9.75	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	$9.31	(1.50)%	0.85%	1.00%	2.44%	2.29%	19%	$9,901
C Class
2020	$9.50	0.14	(0.29)	(0.15)	(0.16)	—	(0.16)	$9.19	(1.63)%	1.52%	1.61%	1.48%	1.39%	98%	$1,605
2019	$9.53	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$9.50	1.73%	1.58%	1.66%	1.97%	1.89%	61%	$1,090
2018	$9.60	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$9.53	0.49%	1.63%	1.75%	1.43%	1.31%	57%	$398
2017	$9.31	0.15	0.30	0.45	(0.15)	(0.01)	(0.16)	$9.60	4.91%	1.60%	1.75%	1.54%	1.39%	29%	$1,206
2016	$9.75	0.16	(0.38)	(0.22)	(0.22)	—	(0.22)	$9.31	(2.24)%	1.60%	1.75%	1.69%	1.54%	19%	$1,104
R Class
2020	$9.50	0.19	(0.29)	(0.10)	(0.21)	—	(0.21)	$9.19	(1.14)%	1.02%	1.11%	1.98%	1.89%	98%	$195
2019	$9.53	0.24	(0.03)	0.21	(0.24)	—	(0.24)	$9.50	2.24%	1.08%	1.16%	2.47%	2.39%	61%	$671
2018	$9.60	0.19	(0.09)	0.10	(0.17)	—	(0.17)	$9.53	1.00%	1.13%	1.25%	1.93%	1.81%	57%	$58
2017	$9.31	0.19	0.31	0.50	(0.20)	(0.01)	(0.21)	$9.60	5.43%	1.10%	1.25%	2.04%	1.89%	29%	$1,032
2016	$9.75	0.21	(0.38)	(0.17)	(0.27)	—	(0.27)	$9.31	(1.75)%	1.10%	1.25%	2.19%	2.04%	19%	$979

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.33)%	0.32%	0.41%	2.68%	2.59%	98%	$225
2019	$9.53	0.28	—(6)	0.28	(0.31)	—	(0.31)	$9.50	2.96%	0.38%	0.46%	3.17%	3.09%	61%	$226
2018	$9.60	0.25	(0.09)	0.16	(0.23)	—	(0.23)	$9.53	1.71%	0.43%	0.55%	2.63%	2.51%	57%	$7,267
2017	$9.31	0.26	0.31	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.17%	0.40%	0.55%	2.74%	2.59%	29%	$7,146
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.06)%	0.40%	0.55%	2.89%	2.74%	19%	$6,729
R6 Class
2020	$9.50	0.26	(0.29)	(0.03)	(0.28)	—	(0.28)	$9.19	(0.39)%	0.27%	0.36%	2.73%	2.64%	98%	$184
2019	$9.53	0.29	(0.01)	0.28	(0.31)	—	(0.31)	$9.50	3.01%	0.33%	0.41%	3.22%	3.14%	61%	$164
2018	$9.60	0.26	(0.09)	0.17	(0.24)	—	(0.24)	$9.53	1.76%	0.38%	0.50%	2.68%	2.56%	57%	$1,070
2017	$9.31	0.27	0.30	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.22%	0.35%	0.50%	2.79%	2.64%	29%	$1,052
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.01)%	0.35%	0.50%	2.94%	2.79%	19%	$990

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 2005

Annual Report

March 31, 2020

Strategic Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Investor Class	ASIEX	-2.01%	2.39%	2.27%	7/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.93%	3.35%	3.59%	—
I Class	ASIGX	-1.91%	—	1.58%	4/10/17
Y Class	ASYIX	-1.78%	—	1.69%	4/10/17
A Class	ASIQX				7/28/14
No sales charge		-2.26%	2.14%	2.02%
With sales charge		-6.67%	1.21%	1.20%
C Class	ASIHX	-2.99%	1.38%	1.26%	7/28/14
R Class	ASIWX	-2.39%	1.91%	1.78%	7/28/14
R5 Class	ASIJX	-1.82%	2.60%	2.48%	7/28/14
R6 Class	ASIPX	-1.77%	2.65%	2.53%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $11,360

Bloomberg Barclays U.S. Aggregate Bond Index — $12,217

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.82%	0.72%	0.62%	1.07%	1.82%	1.32%	0.62%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Brian Howell and Charles Tan

Effective May 2019, Kevin Akioka left the portfolio management team, and Charles Tan joined the team. In June 2019, Margé Karner left the portfolio management team, and Jason Greenblath joined the team.

Performance Summary

Strategic Income returned -2.01%* for the 12 months ended March 31, 2020. By comparison, the investment-grade Bloomberg Barclays U.S. Aggregate Bond Index gained 8.93% for the same period. Fund returns reflect operating expenses, while index returns do not. The fund’s results reflect the negative performance of high-yield bonds and other non-index, credit-sensitive securities during the unprecedented sell-off of risk assets late in the reporting period.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and corporate earnings growth and low inflation, generally supported solid gains for most U.S. and non-U.S. bond sectors. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Market volatility soared and liquidity markedly worsened. In response, the Fed slashed short-term rates to near 0% and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, U.S. Treasury yields declined sharply, hitting record lows in March before recovering slightly by month-end.

Amid a global flight to quality, riskier investments, including investment-grade and high-yield corporate bonds, securitized bonds and emerging markets securities, suffered significant losses. The Fed’s rescue programs helped stabilize the credit-sensitive sectors of the fixed-income universe, but not before they experienced sharp losses. Against this backdrop, overweight positions in spread assets and an underweight in Treasury securities relative to the index and out-of-index positions in high-yield and emerging markets debt accounted for much of the portfolio’s underperformance.

Corporate Bonds Were Main Detractors

Our position in investment-grade and high-yield corporate bonds, which comprised more than half the portfolio on March 31, 2020, was the main detractor from performance. These securities generally delivered strong results through the first 10 months of the reporting period, as favorable corporate fundamentals and risk-on sentiment supported gains. But that positive performance unwound quickly and severely beginning in mid-February 2020, as the mounting coronavirus outbreak shut down normal business activity across the economic spectrum and pressured

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

earnings outlooks. The resulting sell-off of risk assets hurt returns in the credit markets. Additionally, an unexpected price war between Saudi Arabia and Russia amid waning demand for oil triggered a sizable drop in the oil markets. This development accelerated the havoc in the high-yield sector, home to many energy companies.

Given these extraordinary events, we tilted toward a more defensive stance, eliminating corporate bonds that didn’t align with that posture. We also continued to extend portfolio duration. We sold securities that were either richly valued or unlikely to withstand an extended economic downturn, including gaming and lodging credits.

Securitized Sector Struggled

We also maintained a sizable position in securitized bonds, which weighed on performance due to results in early 2020. Similar to our corporate holdings, positions in non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities (CMBS) and collateralized loan obligations added value through most of the period, compared with the conventional agency-backed mortgage-backed securities represented in the index. However, the March risk-asset sell-off triggered severe dislocations among credit-sensitive mortgage sectors, and we reduced exposure to these securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market, including CMBS.

Emerging Markets Bonds Weighed on Results

Our out-of-index position in U.S. dollar-denominated emerging markets corporate and sovereign securities also detracted from performance. For much of the period, emerging markets bonds rallied amid falling U.S. Treasury yields, a dovish Fed and a phase 1 trade deal between the U.S. and China. However, with investors shunning risk late in the period, emerging markets bonds declined and were modest detractors overall. Falling oil and commodity prices and a weakened growth outlook for China weighed on emerging markets debt prices.

Portfolio Positioning

The economic downturn during the first quarter of 2020 was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. Although we identified such opportunities late in the reporting period, we’re remaining cautious and defensive in our positioning. We expect continued near-term pressure on credit spreads from growing defaults and rapid downgrades. Accordingly, we’re focusing on higher-quality corporate and securitized securities and positioning our portfolio to weather a U-shaped recovery. Within the high-yield sector, we’re finding value among BB-rated, more recession-proof issuers in the cable and packaging industries. We continue to look for opportunities to enhance portfolio yield and returns, while being mindful of the economic headwinds.

Likewise, we review as a matter of course our portfolio holdings, selling those that do not align with our outlook in the current environment. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	4.6 years
Weighted Average Life to Maturity	6.0 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	63.1%
Asset-Backed Securities	7.2%
Collateralized Loan Obligations	7.0%
Affiliated Funds	5.1%
Collateralized Mortgage Obligations	4.9%
Commercial Mortgage-Backed Securities	2.3%
Sovereign Governments and Agencies	1.7%
U.S. Treasury Securities	1.0%
Preferred Stocks	0.4%
Bank Loan Obligations	0.1%
Temporary Cash Investments	6.0%
Other Assets and Liabilities	1.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$941.20	$3.45	0.71%
I Class	$1,000	$942.60	$2.96	0.61%
Y Class	$1,000	$942.40	$2.48	0.51%
A Class	$1,000	$940.00	$4.66	0.96%
C Class	$1,000	$936.50	$8.28	1.71%
R Class	$1,000	$939.90	$5.87	1.21%
R5 Class	$1,000	$942.20	$2.48	0.51%
R6 Class	$1,000	$942.40	$2.23	0.46%
Hypothetical
Investor Class	$1,000	$1,021.45	$3.59	0.71%
I Class	$1,000	$1,021.95	$3.08	0.61%
Y Class	$1,000	$1,022.45	$2.58	0.51%
A Class	$1,000	$1,020.20	$4.85	0.96%
C Class	$1,000	$1,016.45	$8.62	1.71%
R Class	$1,000	$1,018.95	$6.11	1.21%
R5 Class	$1,000	$1,022.45	$2.58	0.51%
R6 Class	$1,000	$1,022.70	$2.33	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount/Shares	Value
CORPORATE BONDS — 63.1%
Aerospace and Defense — 0.3%
Lockheed Martin Corp., 3.80%, 3/1/45	$75,000	$81,923
Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	47,000	39,406
Automobiles — 1.4%
Ford Motor Co., 4.35%, 12/8/26	200,000	155,000
General Motors Financial Co., Inc., 3.70%, 5/9/23	250,000	225,143
		380,143
Banks — 8.8%
Bancolombia SA, 3.00%, 1/29/25	200,000	179,952
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	150,000	155,906
Barclays Bank plc, 5.14%, 10/14/20	100,000	100,976
BBVA Bancomer SA, 7.25%, 4/22/20	100,000	99,608
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	200,000	198,340
CIT Group, Inc., 5.00%, 8/15/22	125,000	122,815
Citigroup, Inc., VRN, 3.52%, 10/27/28	140,000	140,461
Fifth Third BanCorp., 2.375%, 1/28/25	130,000	126,870
HSBC Holdings plc, VRN, 2.63%, 11/7/25	200,000	194,384
Huntington Bancshares, Inc., 2.55%, 2/4/30	150,000	136,680
JPMorgan Chase & Co., VRN, 2.30%, 10/15/25	100,000	100,182
MUFG Union Bank N.A., 2.10%, 12/9/22	250,000	247,123
PNC Bank N.A., 2.70%, 10/22/29	250,000	243,079
Santander UK plc, 2.10%, 1/13/23	200,000	194,216
Toronto-Dominion Bank (The), MTN, 2.65%, 6/12/24	160,000	163,653
Wells Fargo & Co., 3.00%, 10/23/26	50,000	51,342
		2,455,587
Biotechnology — 1.8%
AbbVie, Inc., 3.60%, 5/14/25	200,000	211,091
AbbVie, Inc., 3.20%, 11/21/29(1)	70,000	71,846
AbbVie, Inc., 4.25%, 11/21/49(1)	30,000	32,779
Amgen, Inc., 4.66%, 6/15/51	150,000	189,743
		505,459
Building Products — 2.0%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	130,000	117,731
Carrier Global Corp., 2.72%, 2/15/30(1)	50,000	46,299
Griffon Corp., 5.75%, 3/1/28(1)	200,000	189,125
Masco Corp., 4.45%, 4/1/25	100,000	102,318
Standard Industries, Inc., 4.75%, 1/15/28(1)	100,000	92,792
		548,265
Capital Markets — 2.9%
Ares Capital Corp., 3.25%, 7/15/25	71,000	56,557
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	200,000	176,000

10

	Principal Amount/Shares	Value
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	$65,000	$60,378
Goldman Sachs Group, Inc. (The), 3.00%, 4/26/22	175,000	176,336
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	175,000	162,969
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	185,000	166,509
		798,749
Chemicals — 0.6%
Ashland LLC, 4.75%, 8/15/22	14,000	13,895
CF Industries, Inc., 4.50%, 12/1/26(1)	86,000	90,820
CF Industries, Inc., 5.15%, 3/15/34	50,000	51,040
		155,755
Commercial Services and Supplies — 0.4%
Covanta Holding Corp., 5.875%, 3/1/24	125,000	118,906
Communications Equipment — 0.3%
CommScope, Inc., 8.25%, 3/1/27(1)	100,000	96,945
Construction Materials — 0.4%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	132,000	120,958
Consumer Finance — 1.8%
Ally Financial, Inc., 4.625%, 3/30/25	74,000	71,187
Ally Financial, Inc., 5.75%, 11/20/25	9,000	8,871
Discover Financial Services, 3.75%, 3/4/25	75,000	74,223
Navient Corp., 5.00%, 3/15/27	100,000	86,720
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	80,000	69,022
Synchrony Financial, 2.85%, 7/25/22	200,000	190,777
		500,800
Containers and Packaging — 1.4%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	200,000	206,110
Berry Global, Inc., 5.125%, 7/15/23	100,000	100,967
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	75,000	74,906
		381,983
Diversified Financial Services — 0.2%
Voya Financial, Inc., VRN, 5.65%, 5/15/53	50,000	45,913
Diversified Telecommunication Services — 3.9%
AT&T, Inc., 3.00%, 6/30/22	202,000	203,955
AT&T, Inc., 4.45%, 4/1/24	100,000	106,108
AT&T, Inc., 3.80%, 2/15/27	120,000	124,972
AT&T, Inc., 4.30%, 2/15/30	100,000	107,845
Intelsat Jackson Holdings SA, 5.50%, 8/1/23(6)	100,000	62,126
Ooredoo International Finance Ltd., MTN, 4.75%, 2/16/21	200,000	199,835
Verizon Communications, Inc., 2.95%, 3/15/22	82,000	83,709
Verizon Communications, Inc., 2.45%, 11/1/22	50,000	50,868
Verizon Communications, Inc., 4.40%, 11/1/34	130,000	152,691
		1,092,109
Electric Utilities — 0.5%
Commonwealth Edison Co., 3.20%, 11/15/49	10,000	10,110

11

	Principal Amount/Shares	Value
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	$125,000	$122,746
		132,856
Electronic Equipment, Instruments and Components — 0.3%
Amphenol Corp., 2.05%, 3/1/25	100,000	94,896
Energy Equipment and Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	27,000	23,472
Entertainment — 1.2%
Netflix, Inc., 4.875%, 4/15/28	150,000	154,136
Walt Disney Co. (The), 3.35%, 3/24/25	160,000	174,873
		329,009
Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp., 3.375%, 10/15/26	125,000	125,313
American Tower Corp., 2.90%, 1/15/30	39,000	38,193
Crown Castle International Corp., 5.25%, 1/15/23	195,000	207,078
Crown Castle International Corp., 3.30%, 7/1/30(2)	6,000	6,011
Duke Realty LP, 2.875%, 11/15/29	42,000	40,492
Equinix, Inc., 5.875%, 1/15/26	100,000	102,592
Healthcare Realty Trust, Inc., 2.40%, 3/15/30	40,000	35,653
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	100,000	83,697
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	130,000	120,331
National Retail Properties, Inc., 2.50%, 4/15/30	40,000	35,769
SBA Communications Corp., 3.875%, 2/15/27(1)	10,000	10,100
Simon Property Group LP, 2.75%, 6/1/23	85,000	83,885
Ventas Realty LP, 4.75%, 11/15/30(2)	15,000	14,763
		903,877
Food and Staples Retailing — 0.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	184,000	183,540
Sysco Corp., 5.95%, 4/1/30(2)	28,000	29,538
		213,078
Food Products — 1.6%
Kraft Heinz Foods Co., 3.00%, 6/1/26	200,000	194,838
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	100,000	99,126
Post Holdings, Inc., 4.625%, 4/15/30(1)	170,000	164,050
		458,014
Health Care Providers and Services — 3.9%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	200,000	192,313
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	100,000	97,555
Centene Corp., 4.625%, 12/15/29(1)	90,000	90,950
Cigna Corp., 4.50%, 2/25/26(1)	100,000	108,194
CVS Health Corp., 4.30%, 3/25/28	100,000	106,410
DaVita, Inc., 5.125%, 7/15/24	80,000	80,260
DaVita, Inc., 5.00%, 5/1/25	30,000	30,148
HCA, Inc., 3.50%, 9/1/30	150,000	136,706
LifePoint Health, Inc., 4.375%, 2/15/27(1)	100,000	94,950

12

	Principal Amount/Shares	Value
Tenet Healthcare Corp., 8.125%, 4/1/22	$150,000	$142,551
		1,080,037
Hotels, Restaurants and Leisure — 0.4%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	50,000	46,473
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	75,000	54,727
		101,200
Household Durables — 2.4%
D.R. Horton, Inc., 2.50%, 10/15/24	150,000	140,408
Lennar Corp., 4.75%, 5/30/25	75,000	72,657
Mattamy Group Corp., 4.625%, 3/1/30(1)	100,000	86,563
MDC Holdings, Inc., 3.85%, 1/15/30	170,000	153,956
PulteGroup, Inc., 5.50%, 3/1/26	75,000	74,477
Toll Brothers Finance Corp., 3.80%, 11/1/29	150,000	132,386
		660,447
Industrial Conglomerates — 0.5%
Carlisle Cos., Inc., 2.75%, 3/1/30	165,000	145,111
Insurance — 1.0%
Aflac, Inc., 3.60%, 4/1/30(2)	30,000	30,432
American International Group, Inc., 4.50%, 7/16/44	150,000	153,998
Athene Holding Ltd., 6.15%, 4/3/30(2)	10,000	10,002
Prudential Financial, Inc., MTN, 1.50%, 3/10/26	100,000	94,253
		288,685
IT Services — 0.1%
Visa, Inc., 1.90%, 4/15/27(2)	15,000	15,001
Western Union Co. (The), 2.85%, 1/10/25	19,000	18,949
		33,950
Machinery — 0.2%
Otis Worldwide Corp., 2.06%, 4/5/25(1)	60,000	58,859
Media — 4.9%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	75,000	75,902
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	45,000	47,112
Comcast Corp., 4.40%, 8/15/35	150,000	182,306
CSC Holdings LLC, 6.75%, 11/15/21	75,000	77,756
Discovery Communications LLC, 3.80%, 3/13/24	80,000	79,663
DISH DBS Corp., 5.125%, 5/1/20	75,000	74,685
Fox Corp., 3.05%, 4/7/25(2)	20,000	20,215
Gray Television, Inc., 5.125%, 10/15/24(1)	125,000	121,563
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	75,000	71,062
TEGNA, Inc., 5.00%, 9/15/29(1)	100,000	90,375
ViacomCBS, Inc., 3.125%, 6/15/22	150,000	148,168
ViacomCBS, Inc., 3.70%, 8/15/24	200,000	204,324
VTR Finance BV, 6.875%, 1/15/24	200,000	182,749
		1,375,880
Metals and Mining — 1.5%
Freeport-McMoRan, Inc., 3.875%, 3/15/23	75,000	71,907
HTA Group Ltd., 9.125%, 3/8/22	200,000	184,689

13

	Principal Amount/Shares	Value
Novelis Corp., 4.75%, 1/30/30(1)	$95,000	$85,084
Steel Dynamics, Inc., 3.45%, 4/15/30	100,000	91,164
		432,844
Oil, Gas and Consumable Fuels — 6.7%
Aker BP ASA, 3.75%, 1/15/30(1)	150,000	112,923
Continental Resources, Inc., 5.00%, 9/15/22	33,000	20,489
Diamondback Energy, Inc., 5.375%, 5/31/25	125,000	92,468
Diamondback Energy, Inc., 3.50%, 12/1/29	50,000	35,464
Energy Transfer Operating LP, 3.75%, 5/15/30	100,000	78,795
Equinor ASA, 3.25%, 11/18/49	60,000	59,363
Gazprom PJSC Via Gaz Capital SA, 6.00%, 1/23/21	200,000	203,724
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)	200,000	185,664
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	120,000	101,175
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	115,000	113,077
Newfield Exploration Co., 5.375%, 1/1/26	100,000	52,410
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	207,741
Saudi Arabian Oil Co., MTN, 2.75%, 4/16/22	200,000	196,084
Southwestern Energy Co., 4.10%, 3/15/22	75,000	56,883
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	125,000	105,535
Williams Cos., Inc. (The), 4.55%, 6/24/24	75,000	68,472
WPX Energy, Inc., 5.25%, 10/15/27	200,000	111,110
WPX Energy, Inc., 4.50%, 1/15/30	100,000	54,675
		1,856,052
Pharmaceuticals — 1.8%
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	120,000	118,951
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	130,000	124,046
Elanco Animal Health, Inc., 5.65%, 8/28/28	250,000	264,343
		507,340
Road and Rail — 1.5%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	200,000	184,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	11,000	9,446
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	211,620
		405,066
Software — 0.8%
NortonLifeLock, Inc., 5.00%, 4/15/25(1)	150,000	151,583
Oracle Corp., 2.50%, 4/1/25(2)	60,000	61,323
Oracle Corp., 2.95%, 4/1/30(2)	20,000	20,162
		233,068
Specialty Retail — 0.4%
Home Depot, Inc. (The), 5.95%, 4/1/41	75,000	105,420
Technology Hardware, Storage and Peripherals — 0.2%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	17,000	17,000
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	40,000	41,098
		58,098
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	70,000	69,738

14

	Principal Amount/Shares	Value
Trading Companies and Distributors — 0.8%
Air Lease Corp., MTN, 3.00%, 2/1/30	$72,000	$52,371
International Lease Finance Corp., 5.875%, 8/15/22	180,000	161,103
		213,474
Transportation Infrastructure — 0.7%
DP World plc, MTN, 3.25%, 5/18/20	200,000	197,112
Wireless Telecommunication Services — 1.1%
Sprint Corp., 7.625%, 2/15/25	100,000	111,415
VEON Holdings BV, 3.95%, 6/16/21	200,000	199,240
		310,655
TOTAL CORPORATE BONDS (Cost $18,672,384)		17,611,139
ASSET-BACKED SECURITIES — 7.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	25,000	24,654
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	41,969	41,175
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	10,492	10,255
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	4,578	4,537
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	90,234	74,449
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 2.05%, (1-month LIBOR plus 1.25%), 3/17/37(1)	100,000	88,517
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 1.98%, (1-month LIBOR plus 1.28%), 6/17/37(1)	100,000	90,418
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	180,068	167,098
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	21,978	21,965
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	8,420	8,351
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	40,183	39,218
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	49,790	49,677
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	74,861	75,300
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	199,757	197,864
Progress Residential Trust, Series 2019-SFR1, Class A SEQ, 3.42%, 8/17/35(1)	100,000	101,118
Progress Residential Trust, Series 2019-SFR2, Class A SEQ, 3.15%, 5/17/36(1)	300,000	302,199
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	250,000	240,559
Progress Residential Trust, Series 2019-SFR4, Class B, 2.94%, 10/17/36(1)	200,000	195,346
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	6,213	6,138
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	12,060	11,973
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	3,660	3,617
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(1)	159,526	144,845

15

	Principal Amount/Shares	Value
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(1)	$100,000	$90,170
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	27,955	27,491
TOTAL ASSET-BACKED SECURITIES (Cost $2,115,488)		2,016,934
COLLATERALIZED LOAN OBLIGATIONS — 7.0%
Allegany Park CLO Ltd., Series 2019-1A, Class C, VRN, 4.38%, (3-month LIBOR plus 2.55%), 1/20/33(1)	150,000	129,847
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class B1, VRN, 4.64%, (3-month LIBOR plus 2.90%), 1/20/32(1)	150,000	132,364
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.24%, (3-month LIBOR plus 1.40%), 4/17/31(1)	150,000	132,982
CIFC Funding Ltd., Series 2013-2A, Class A2LR, VRN, 3.43%, (3-month LIBOR plus 1.60%), 10/18/30(1)	100,000	92,704
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.91%, (3-month LIBOR plus 1.11%), 1/22/31(1)	250,000	236,134
CIFC Funding Ltd., Series 2016-1A, Class BR, VRN, 3.77%, (3-month LIBOR plus 1.95%), 10/21/31(1)	275,000	253,095
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.79%, (3-month LIBOR plus 0.97%), 4/18/31(1)	250,000	235,128
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 3.23%, (3-month LIBOR plus 2.05%), 4/15/33(1)	250,000	220,000
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 3.26%, (3-month LIBOR plus 1.60%), 1/15/33(1)	150,000	130,864
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 3.76%, (3-month LIBOR plus 1.85%), 1/15/33(1)	100,000	89,349
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 4.46%, (3-month LIBOR plus 2.55%), 1/15/33(1)	200,000	172,782
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.57%, (3-month LIBOR plus 1.75%), 4/18/31(1)	125,000	111,289
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $2,143,234)		1,936,538
AFFILIATED FUNDS(3) — 5.1%
Emerging Markets Debt Fund R6 Class (Cost $1,540,631)	155,287	1,406,896
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.9%
Private Sponsor Collateralized Mortgage Obligations — 2.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.74%, 2/25/35	$31,507	28,665
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.95%, 11/25/34	17,459	15,575
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	27,764	26,172
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(1)	93,658	91,199
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.11%, 7/25/37	6,545	5,668
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	21,751	22,631
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.79%, 8/25/34	42,770	38,486
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.59%, 8/25/35	19,366	18,044
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	14,674	13,664

16

	Principal Amount/Shares	Value
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.50%, 7/25/35	$31,220	$30,931
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(1)	89,904	87,298
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.99%, 1/25/37	11,603	9,052
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.10%, 9/25/35	18,605	17,613
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.07%, 7/25/35	6,039	5,881
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.80%, 11/25/35	34,625	30,346
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	90,085	90,568
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.62%, 3/25/35	18,284	16,804
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.26%, 8/25/35	16,342	14,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	6,299	6,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 4.07%, 3/25/36	38,375	33,364
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.61%, 10/25/36	3,193	2,802
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.49%, 10/25/36	7,351	6,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.35%, 12/25/36	34,908	30,966
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.14%, 4/25/36	11,330	10,701
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	3,815	3,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	26,824	24,676
		681,738
U.S. Government Agency Collateralized Mortgage Obligations — 2.5%
FHLMC, Series 2018-DNA1, Class M2, VRN, 2.75%, (1-month LIBOR plus 1.80%), 7/25/30	100,000	83,227
FHLMC, Series 2019-DNA1, Class M1, VRN, 1.85%, (1-month LIBOR plus 0.90%), 1/25/49(1)	41,779	41,070
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	648,510	114,295
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	520,892	124,584
FNMA, Series 2017-C05, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 1/25/30	94,459	84,501
FNMA, Series 2017-C06, Class 2M2, VRN, 3.75%, (1-month LIBOR plus 2.80%), 2/25/30	128,327	108,468
FNMA, Series 2017-C07, Class 1M1, VRN, 1.60%, (1-month LIBOR plus 0.65%), 5/25/30	8,071	7,986
FNMA, Series 2018-C01, Class 1M1, VRN, 1.55%, (1-month LIBOR plus 0.60%), 7/25/30	53,925	53,610
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	452,685	70,934
		688,675
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,450,680)		1,370,413

17

	Principal Amount/Shares	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.3%
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	$50,000	$50,667
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	75,000	77,164
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	25,000	24,824
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	25,000	24,639
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	25,000	25,591
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	51,595
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	25,000	23,984
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	250,000	261,029
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	60,000	60,307
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	40,000	37,567
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $650,810)		637,367
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.7%
Egypt — 1.1%
Egypt Government International Bond, 5.75%, 4/29/20	100,000	99,941
Egypt Government International Bond, 6.125%, 1/31/22	200,000	193,375
		293,316
Oman — 0.6%
Oman Government International Bond, 4.125%, 1/17/23	200,000	167,124
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $492,199)		460,440
U.S. TREASURY SECURITIES — 1.0%
U.S. Treasury Notes, 2.625%, 2/15/29	150,000	175,430
U.S. Treasury Notes, 1.625%, 8/15/29(4)	100,000	108,605
TOTAL U.S. TREASURY SECURITIES (Cost $248,045)		284,035
PREFERRED STOCKS — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.1%
SITE Centers Corp., 6.25%	1,400	25,970
Machinery — 0.3%
Stanley Black & Decker, Inc., 4.00%	100,000	96,303
TOTAL PREFERRED STOCKS (Cost $134,748)		122,273
BANK LOAN OBLIGATIONS(5) — 0.1%
Pharmaceuticals — 0.1%
Bausch Health Companies Inc., 2018 Term Loan B, 3.61%, (1-month LIBOR plus 3.00%), 6/2/25 (Cost $35,600)	$35,453	33,931
TEMPORARY CASH INVESTMENTS — 6.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $570,955), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $559,854)		559,854

18

	Principal Amount/Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,128,400	$1,128,400
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,688,254)		1,688,254
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $29,172,073)		27,568,220
OTHER ASSETS AND LIABILITIES — 1.2%		331,013
TOTAL NET ASSETS — 100.0%		$27,899,233

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,542	USD	14,060	JPMorgan Chase Bank N.A.	6/17/20	$(187)
MXN	170,424	USD	7,535	Morgan Stanley	6/17/20	(432)
						$(619)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	5	June 2020	$1,000,000	$1,101,914	$5,223
U.S. Treasury 5-Year Notes	17	June 2020	$1,700,000	2,131,109	45,971
				$3,233,023	$51,194

19

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $8,295,979, which represented 29.7% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $28,237.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(6)	Security is in default.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $27,631,442)	$26,161,324
Investment securities - affiliated, at value (cost of $1,540,631)	1,406,896
Total investment securities, at value (cost of $29,172,073)	27,568,220
Cash	42,122
Receivable for investments sold	441,919
Receivable for capital shares sold	852
Interest and dividends receivable	235,320
Securities lending receivable	2,038
28,290,471

Liabilities
Payable for investments purchased	348,556
Payable for capital shares redeemed	21,778
Payable for variation margin on futures contracts	953
Unrealized depreciation on forward foreign currency exchange contracts	619
Accrued management fees	17,306
Distribution and service fees payable	662
Dividends payable	1,364
391,238

Net Assets	$27,899,233

Net Assets Consist of:
Capital paid in	$29,790,146
Distributable earnings	(1,890,913)
$27,899,233

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$20,836,098	2,244,732	$9.28
I Class	$2,955,106	318,539	$9.28
Y Class	$5,255	566	$9.28
A Class	$1,762,094	189,848	$9.28*
C Class	$202,139	21,785	$9.28
R Class	$180,611	19,452	$9.28
R5 Class	$97,210	10,474	$9.28
R6 Class	$1,860,720	200,502	$9.28
*Maximum offering price $9.72 (net asset value divided by 0.955).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$863,484
Income distributions from affiliated funds	67,176
Dividends	19,612
Securities lending, net	2,946
953,218

Expenses:
Management fees	200,171
Distribution and service fees:
A Class	4,088
C Class	2,010
R Class	780
Trustees' fees and expenses	2,058
Other expenses	700
209,807
Fees waived(1)	(11,175)
198,632

Net investment income (loss)	754,586

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	99,134
Forward foreign currency exchange contract transactions	(331)
Futures contract transactions	11,028
Swap agreement transactions	(102,502)
Foreign currency translation transactions	(187)
7,142

Change in net unrealized appreciation (depreciation) on:
Investments (including $(168,620) from affiliated funds)	(1,755,831)
Forward foreign currency exchange contracts	(1,214)
Futures contracts	51,194
Translation of assets and liabilities in foreign currencies	156
(1,705,695)

Net realized and unrealized gain (loss)	(1,698,553)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(943,967)

(1)	Amount consists of $8,673, $1,031, $4, $658, $82, $63, $42 and $622 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$754,586	$598,716
Net realized gain (loss)	7,142	(175,500)
Change in net unrealized appreciation (depreciation)	(1,705,695)	290,405
Net increase (decrease) in net assets resulting from operations	(943,967)	713,621

Distributions to Shareholders
From earnings:
Investor Class	(573,315)	(499,842)
I Class	(70,627)	(42,574)
Y Class	(162)	(212)
A Class	(39,341)	(44,458)
C Class	(3,376)	(17,840)
R Class	(3,350)	(13,277)
R5 Class	(2,964)	(20,067)
R6 Class	(47,455)	(21,566)
Decrease in net assets from distributions	(740,590)	(659,836)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,660,287	1,746,930

Net increase (decrease) in net assets	8,975,730	1,800,715

Net Assets
Beginning of period	18,923,503	17,122,788
End of period	$27,899,233	$18,923,503

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

24

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

25

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

26

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.74%	0.70%
I Class	0.64%	0.60%
Y Class	0.54%	0.50%
A Class	0.74%	0.70%
C Class	0.74%	0.70%
R Class	0.74%	0.70%
R5 Class	0.54%	0.50%
R6 Class	0.49%	0.45%
Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $32,604,589, of which $4,851,371 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $22,337,490, of which $6,599,951 represented U.S. Treasury and Government Agency obligations.

27

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,528,091	$15,140,922	1,104,462	$10,560,239
Issued in reinvestment of distributions	55,589	550,338	49,179	471,880
Redeemed	(953,917)	(9,335,916)	(794,260)	(7,633,594)
	629,763	6,355,344	359,381	3,398,525
I Class
Sold	182,748	1,801,940	77,683	744,902
Issued in reinvestment of distributions	7,143	70,627	4,434	42,501
Redeemed	(9,566)	(92,222)	(14,448)	(139,428)
	180,325	1,780,345	67,669	647,975
Y Class
Issued in reinvestment of distributions	16	162	22	212
A Class
Sold	82,536	823,420	148,484	1,418,224
Issued in reinvestment of distributions	3,979	39,341	4,583	43,932
Redeemed	(32,775)	(311,255)	(84,968)	(805,318)
	53,740	551,506	68,099	656,838
C Class
Sold	4,786	47,835	805	7,587
Issued in reinvestment of distributions	341	3,366	1,805	17,350
Redeemed	(2,087)	(20,235)	(106,482)	(1,021,900)
	3,040	30,966	(103,872)	(996,963)
R Class
Sold	14,049	139,297	3,801	36,646
Issued in reinvestment of distributions	334	3,302	1,372	13,193
Redeemed	(6,453)	(63,702)	(78,363)	(753,666)
	7,930	78,897	(73,190)	(703,827)
R5 Class
Issued in reinvestment of distributions	300	2,964	2,080	19,986
Redeemed	—	—	(67,198)	(637,943)
	300	2,964	(65,118)	(617,957)
R6 Class
Sold	306,274	3,049,089	3,298	31,073
Issued in reinvestment of distributions	4,782	47,455	2,233	21,478
Redeemed	(124,661)	(1,236,441)	(72,382)	(690,424)
	186,395	1,860,103	(66,851)	(637,873)
Net increase (decrease)	1,061,509	$10,660,287	186,140	$1,746,930

28

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2020 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$1,508	$68	—	$(169)	$1,407	155	—	$67

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

29

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$17,611,139	—
Asset-Backed Securities	—	2,016,934	—
Collateralized Loan Obligations	—	1,936,538	—
Affiliated Funds	$1,406,896	—	—
Collateralized Mortgage Obligations	—	1,370,413	—
Commercial Mortgage-Backed Securities	—	637,367	—
Sovereign Governments and Agencies	—	460,440	—
U.S. Treasury Securities	—	284,035	—
Preferred Stocks	25,970	96,303	—
Bank Loan Obligations	—	33,931	—
Temporary Cash Investments	1,128,400	559,854	—
	$2,561,266	$25,006,954	—
Other Financial Instruments
Futures Contracts	$51,194	—	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$619	—

9. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,881,200.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency

30

exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $107,076.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $1,185,714 futures contracts purchased.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$619
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	953
		—		$1,572

*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(102,502)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(331)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(1,214)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	11,028	Change in net unrealized appreciation (depreciation) on futures contracts	51,194
		$(91,805)		$49,980

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

31

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

11. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$740,590	$659,836
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$29,176,894
Gross tax appreciation of investments	$299,417
Gross tax depreciation of investments	(1,908,091)
Net tax appreciation (depreciation) of investments	$(1,608,674)
Other book-to-tax adjustments	$(1,364)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(160,029)
Accumulated long-term capital losses	$(120,846)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

12. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.73	0.27	(0.45)	(0.18)	(0.27)	$9.28	(2.01)%	0.71%	0.75%	2.70%	2.66%	88%	$20,836
2019	$9.74	0.34	0.03	0.37	(0.38)	$9.73	3.88%	0.70%	0.76%	3.55%	3.49%	60%	$15,718
2018	$9.78	0.32	(0.04)	0.28	(0.32)	$9.74	2.86%	0.69%	0.76%	3.27%	3.20%	64%	$12,228
2017	$9.45	0.33	0.33	0.66	(0.33)	$9.78	7.06%	0.65%	0.76%	3.39%	3.28%	40%	$7,791
2016	$9.81	0.33	(0.29)	0.04	(0.40)	$9.45	0.44%	0.64%	0.75%	3.52%	3.41%	25%	$2,290
I Class
2020	$9.73	0.28	(0.45)	(0.17)	(0.28)	$9.28	(1.91)%	0.61%	0.65%	2.80%	2.76%	88%	$2,955
2019	$9.73	0.35	0.03	0.38	(0.38)	$9.73	4.09%	0.60%	0.66%	3.65%	3.59%	60%	$1,345
2018(3)	$9.79	0.33	(0.07)	0.26	(0.32)	$9.73	2.64%	0.59%(4)	0.66%(4)	3.37%(4)	3.30%(4)	64%(5)	$687
Y Class
2020	$9.73	0.30	(0.46)	(0.16)	(0.29)	$9.28	(1.78)%	0.51%	0.55%	2.90%	2.86%	88%	$5
2019	$9.73	0.36	0.03	0.39	(0.39)	$9.73	4.18%	0.50%	0.56%	3.75%	3.69%	60%	$5
2018(3)	$9.79	0.33	(0.06)	0.27	(0.33)	$9.73	2.73%	0.49%(4)	0.56%(4)	3.46%(4)	3.39%(4)	64%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$9.73	0.24	(0.45)	(0.21)	(0.24)	$9.28	(2.26)%	0.96%	1.00%	2.45%	2.41%	88%	$1,762
2019	$9.74	0.32	0.02	0.34	(0.35)	$9.73	3.62%	0.95%	1.01%	3.30%	3.24%	60%	$1,325
2018	$9.77	0.29	(0.03)	0.26	(0.29)	$9.74	2.71%	0.94%	1.01%	3.02%	2.95%	64%	$662
2017	$9.45	0.30	0.32	0.62	(0.30)	$9.77	6.68%	0.90%	1.01%	3.14%	3.03%	40%	$992
2016	$9.81	0.31	(0.30)	0.01	(0.37)	$9.45	0.19%	0.89%	1.00%	3.27%	3.16%	25%	$1,180
C Class
2020	$9.73	0.17	(0.45)	(0.28)	(0.17)	$9.28	(2.99)%	1.71%	1.75%	1.70%	1.66%	88%	$202
2019	$9.74	0.24	0.03	0.27	(0.28)	$9.73	2.85%	1.70%	1.76%	2.55%	2.49%	60%	$182
2018	$9.77	0.22	(0.03)	0.19	(0.22)	$9.74	1.94%	1.69%	1.76%	2.27%	2.20%	64%	$1,194
2017	$9.45	0.23	0.32	0.55	(0.23)	$9.77	5.89%	1.65%	1.76%	2.39%	2.28%	40%	$1,098
2016	$9.81	0.24	(0.30)	(0.06)	(0.30)	$9.45	(0.56)%	1.64%	1.75%	2.52%	2.41%	25%	$993
R Class
2020	$9.73	0.22	(0.45)	(0.23)	(0.22)	$9.28	(2.39)%	1.21%	1.25%	2.20%	2.16%	88%	$181
2019	$9.74	0.29	0.03	0.32	(0.33)	$9.73	3.36%	1.20%	1.26%	3.05%	2.99%	60%	$112
2018	$9.78	0.27	(0.04)	0.23	(0.27)	$9.74	2.45%	1.19%	1.26%	2.77%	2.70%	64%	$825
2017	$9.45	0.28	0.33	0.61	(0.28)	$9.78	6.42%	1.15%	1.26%	2.89%	2.78%	40%	$772
2016	$9.81	0.29	(0.30)	(0.01)	(0.35)	$9.45	(0.06)%	1.14%	1.25%	3.02%	2.91%	25%	$714

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$9.73	0.29	(0.45)	(0.16)	(0.29)	$9.28	(1.82)%	0.51%	0.55%	2.90%	2.86%	88%	$97
2019	$9.74	0.35	0.03	0.38	(0.39)	$9.73	4.09%	0.50%	0.56%	3.75%	3.69%	60%	$99
2018	$9.77	0.34	(0.03)	0.31	(0.34)	$9.74	3.17%	0.49%	0.56%	3.47%	3.40%	64%	$733
2017	$9.45	0.35	0.32	0.67	(0.35)	$9.77	7.16%	0.45%	0.56%	3.59%	3.48%	40%	$711
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.64%	0.44%	0.55%	3.72%	3.61%	25%	$663
R6 Class
2020	$9.73	0.28	(0.44)	(0.16)	(0.29)	$9.28	(1.77)%	0.46%	0.50%	2.95%	2.91%	88%	$1,861
2019	$9.74	0.36	0.03	0.39	(0.40)	$9.73	4.14%	0.45%	0.51%	3.80%	3.74%	60%	$137
2018	$9.78	0.35	(0.05)	0.30	(0.34)	$9.74	3.22%	0.44%	0.51%	3.52%	3.45%	64%	$789
2017	$9.45	0.35	0.33	0.68	(0.35)	$9.78	7.21%	0.40%	0.51%	3.64%	3.53%	40%	$764
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.69%	0.39%	0.50%	3.77%	3.66%	25%	$712

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

37

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Notes

43

Notes

44

Notes

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 2005

Annual Report

March 31, 2020

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)
G Class (AGGXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	1.56%	0.79%	0.40%	—	4/1/93
A Class	AGQXX	1.31%	—	—	0.76%	12/1/15
C Class	AGHXX	0.81%	—	—	0.48%	12/1/15
G Class	AGGXX	2.02%	—	—	1.85%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class	G Class
0.46%	0.71%	1.21%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2020
7-Day Current Yields	Investor Class	A Class	C Class	G Class
After waiver	0.70%	0.46%	0.02%(1)	1.16%(1)
Before waiver	0.70%	0.46%	-0.04%	0.71%
7-Day Effective Yields	Investor Class	A Class	C Class	G Class
After waiver	0.71%	0.46%	0.02%(1)	1.16%(1)
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	18 days
Weighted Average Life	93 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	85%
31-90 days	11%
91-180 days	4%
More than 180 days	—

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.00	$2.31	0.46%
A Class	$1,000	$1,004.80	$3.56	0.71%
C Class	$1,000	$1,002.30	$6.01	1.20%
G Class	$1,000	$1,008.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.70	$2.33	0.46%
A Class	$1,000	$1,021.45	$3.59	0.71%
C Class	$1,000	$1,019.00	$6.06	1.20%
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 72.1%
Adjustable-Rate U.S. Government Agency Securities — 61.3%
Federal Farm Credit Banks Funding Corp., VRN, 1.04%, (1-month LIBOR plus 0.10%), 12/30/20	$35,000,000	$34,997,389
Federal Home Loan Bank, VRN, 0.07%, (SOFR plus 0.06%), 5/6/20	20,000,000	20,000,000
Federal Home Loan Bank, VRN, 0.05%, (SOFR plus 0.04%), 5/8/20	70,000,000	70,000,000
Federal Home Loan Bank, VRN, 1.06%, (1-month LIBOR plus 0.05%), 5/8/20	35,000,000	35,000,000
Federal Home Loan Bank, VRN, 0.09%, (SOFR plus 0.08%), 5/11/20	65,000,000	65,000,000
Federal Home Loan Bank, VRN, 0.03%, (SOFR plus 0.02%), 5/14/20	11,000,000	11,000,000
Federal Home Loan Bank, VRN, 0.03%, (SOFR plus 0.02%), 6/5/20	42,000,000	42,000,000
Federal Home Loan Bank, VRN, 0.91%, (1-month LIBOR less 0.08%), 6/12/20	60,000,000	60,000,000
Federal Home Loan Bank, VRN, 0.66%, (1-month LIBOR less 0.09%), 6/19/20	30,000,000	30,000,000
Federal Home Loan Bank, VRN, 0.92%, (1-month LIBOR less 0.09%), 7/8/20	45,000,000	45,000,000
Federal Home Loan Bank, VRN, 0.11%, (SOFR plus 0.10%), 7/17/20	10,000,000	10,000,000
Federal Home Loan Bank, VRN, 0.11%, (SOFR plus 0.10%), 7/29/20	20,000,000	19,999,995
Federal Home Loan Bank, VRN, 0.04%, (SOFR plus 0.03%), 8/5/20	37,000,000	37,000,000
Federal Home Loan Bank, VRN, 0.71%, (1-month LIBOR less 0.07%), 8/20/20	80,000,000	80,000,000
Federal Home Loan Bank, VRN, 0.03%, (SOFR plus 0.02%), 8/28/20	13,000,000	13,000,000
Federal Home Loan Bank, VRN, 0.64%, (1-month LIBOR less 0.07%), 9/16/20	65,000,000	65,000,000
Federal Home Loan Bank, VRN, 1.60%, (3-month LIBOR less 0.18%), 10/29/20	65,000,000	65,000,000
Federal Home Loan Bank, VRN, 0.67%, (1-month LIBOR less 0.04%), 11/16/20	30,000,000	30,000,000
Federal Home Loan Bank, VRN, 0.10%, (SOFR plus 0.09%), 12/4/20	50,000,000	50,000,000
Federal Home Loan Bank, VRN, 0.05%, (SOFR plus 0.04%), 2/25/21	4,500,000	4,500,000
Federal Home Loan Bank, VRN, 0.09%, (SOFR plus 0.08%), 3/4/21	17,000,000	17,000,000
Federal Home Loan Bank, VRN, 0.09%, (SOFR plus 0.08%), 7/8/21	15,000,000	15,000,000
Federal Home Loan Mortgage Corp., MTN, VRN, 0.02%, (SOFR plus 0.01%), 5/13/20	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., MTN, VRN, 0.04%, (SOFR plus 0.03%), 6/2/20	20,000,000	20,000,000
Federal Home Loan Mortgage Corp., MTN, VRN, 0.03%, (SOFR plus 0.02%), 7/10/20	65,000,000	65,000,000
Federal Home Loan Mortgage Corp., MTN, VRN, 0.02%, (SOFR plus 0.01%), 7/22/20	60,000,000	60,000,000
Federal National Mortgage Association, VRN, 0.05%, (SOFR plus 0.04%), 6/5/20	25,000,000	25,000,000
		994,497,384

7

	Principal Amount	Value
Fixed-Rate U.S. Government Agency Securities — 10.8%
Federal Home Loan Bank, 1.58%, 4/3/20	$12,200,000	$12,198,946
Federal Home Loan Bank, 1.59%, 4/3/20	1,800,000	1,799,844
Federal Home Loan Bank, 1.60%, 4/3/20	13,100,000	13,098,857
Federal Home Loan Bank, 1.57%, 4/8/20	13,600,000	13,595,928
Federal Home Loan Bank, 1.59%, 4/8/20	31,727,000	31,717,405
Federal Home Loan Bank, 1.58%, 4/13/20	1,100,000	1,099,432
Federal Home Loan Bank, 1.59%, 4/13/20	500,000	499,741
Federal Home Loan Bank, 1.60%, 4/13/20	41,000,000	40,978,543
Federal Home Loan Bank, 1.60%, 4/17/20	40,000,000	39,972,053
Federal Home Loan Bank, 1.58%, 4/22/20	3,200,000	3,197,106
Federal Home Loan Bank, 1.60%, 5/6/20	10,000,000	9,984,736
Federal Home Loan Bank, 0.60%, 5/28/20	5,000,000	4,995,329
Federal Home Loan Mortgage Corp., 1.58%, 4/9/20	2,425,000	2,424,162
		175,562,082
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		1,170,059,466
U.S. TREASURY SECURITIES(1) — 15.3%
U.S. Treasury Bills, 1.59%, 4/14/20	6,650,000	6,646,261
U.S. Treasury Bills, 0.01%, 6/11/20	145,000,000	144,997,140
U.S. Treasury Bills, 0.01%, 6/18/20	18,000,000	17,999,805
U.S. Treasury Bills, 0.00%, 7/2/20	70,000,000	69,984,960
U.S. Treasury Notes, VRN, 0.20%, (3-month USBMMY plus 0.12%), 1/31/21	8,000,000	7,997,735
TOTAL U.S. TREASURY SECURITIES		247,625,901
CORPORATE BONDS — 9.4%
Anton Mountain View LLC, VRDN, 4.92%, 4/29/20 (LOC: FHLB)	26,855,000	26,855,000
Doghouse Properties LLC, VRDN, 4.60%, 4/6/20 (LOC: FHLB)	1,170,000	1,170,000
EPR GO Zone Holdings LLC, VRDN, 6.04%, 4/6/20 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	9,550,000	9,550,000
Northcreek Church, VRDN, 6.00%, 4/6/20 (LOC: FHLB)	3,000,000	3,000,000
Saddleback Valley Community Church, VRDN, 4.71%, 4/6/20 (LOC: FHLB)	6,775,000	6,775,000
Santa Monica Ocean Park Partners LP, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	9,370,000	9,370,000
Sendero LLC, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	39,000,000	39,000,000
Sendero LLC, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	23,900,000	23,900,000
Varenna Care Center LP, VRDN, 4.92%, 4/6/20 (LOC: FHLB)	8,765,000	8,765,000
TOTAL CORPORATE BONDS		153,380,000
MUNICIPAL SECURITIES — 4.8%
California Municipal Finance Authority Rev., VRDN, 2.75%, 4/7/20 (LOC: FHLB)	3,250,000	3,250,000
California Statewide Communities Development Authority Rev., (Uptown Newport Building Owner LP), VRDN, 5.17%, 4/7/20 (LOC: East West Bank, Zions Bank and FHLB)	8,415,000	8,415,000
California Statewide Communities Development Authority Rev., (Vista del Monte Housing LP), VRDN, 2.75%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	4,700,000	4,700,000
Daly City Housing Development Finance Agency Rev., (Serramonte Ridge LLC), VRDN, 4.90%, 4/7/20 (LOC: FNMA)	15,675,000	15,675,000

8

	Principal Amount	Value
Harris County Housing Finance Corp. Rev., (Louetta Village Apartments LP), VRDN, 2.75%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	$5,580,000	$5,580,000
Hillsborough County Housing Finance Authority Rev., (RPK Associates Ltd.), VRDN, 4.55%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	7,850,000	7,850,000
Louisiana Public Facilities Authority Rev., (Kingston Village Ltd.), VRDN, 5.20%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	8,900,000	8,900,000
Mississippi Business Finance Corp. Rev., (Brown Bottling Group, Inc.), VRDN, 5.50%, 4/7/20 (LOC: Trustmark National Bank and FHLB)	670,000	670,000
New York City Housing Development Corp. Rev., (2 Gold LLC), VRDN, 4.25%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	810,000	810,000
New York City Housing Development Corp. Rev., (55th Clinton Associates LLC), VRDN, 3.00%, 4/7/20 (LOC: FNMA)	6,000,000	6,000,000
New York City Housing Development Corp. Rev., (89 Murray Street Associates LLC), VRDN, 3.00%, 4/7/20 (LOC: FNMA)	5,025,000	5,025,000
Platte County Industrial Development Authority Rev., VRDN, 6.00%, 4/7/20 (LOC: FHLMC)(LIQ FAC: FHLMC) (Acquired 3/24/20, Cost $4,675,000)(2)	4,675,000	4,675,000
St. Tammany Parish Economic & Industrial Development District Rev., (Diversified Foods and Seasonings LLC), VRDN, 6.79%, 4/7/20 (LOC: Fidelity Homestead Assistance and FHLB)	960,000	960,000
Texas Department of Housing & Community Affairs Rev., (Idlewilde Apartments LP), VRDN, 2.75%, 4/7/20 (LOC: FNMA)(LIQ FAC: FNMA)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., (Redmond Ridge Apartments LLC), VRDN, 3.25%, 4/7/20 (LOC: FHLB and East West Bank)	3,700,000	3,700,000
TOTAL MUNICIPAL SECURITIES		77,210,000
TOTAL INVESTMENT SECURITIES — 101.6%		1,648,275,367
OTHER ASSETS AND LIABILITIES — (1.6)%		(26,114,074)
TOTAL NET ASSETS — 100.0%		$1,622,161,293

9

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SOFR	-	Secured Overnight Financing Rate
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $4,675,000, which represented 0.3% of total net assets.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,648,275,367
Cash	43,705,410
Receivable for investments sold	310,000
Receivable for capital shares sold	2,766,903
Interest receivable	1,828,625
1,696,886,305

Liabilities
Payable for investments purchased	71,984,960
Payable for capital shares redeemed	2,377,235
Accrued management fees	344,403
Distribution and service fees payable	16,003
Dividends payable	2,411
74,725,012

Net Assets	$1,622,161,293

Net Assets Consist of:
Capital paid in	$1,622,202,088
Distributable earnings	(40,795)
$1,622,161,293

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$845,564,363	845,723,997	$1.00
A Class	$82,410,130	82,408,701	$1.00
C Class	$395,544	395,541	$1.00
G Class	$693,791,256	693,804,009	$1.00

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$36,833,329

Expenses:
Management fees	8,235,502
Distribution and service fees:
A Class	164,678
C Class	756
Trustees' fees and expenses	135,860
Other expenses	1,906
8,538,702
Fees waived	(3,792,233)
4,746,469

Net investment income (loss)	32,086,860

Net realized gain (loss) on investment transactions	20,313

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,107,173

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$32,086,860	$35,341,625
Net realized gain (loss)	20,313	6,713
Net increase (decrease) in net assets resulting from operations	32,107,173	35,348,338

Distributions to Shareholders
From earnings:
Investor Class	(14,309,368)	(15,302,067)
A Class	(848,873)	(1,007,024)
C Class	(687)	(698)
G Class	(16,927,932)	(19,031,836)
Decrease in net assets from distributions	(32,086,860)	(35,341,625)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(161,149,224)	(95,609,086)

Net increase (decrease) in net assets	(161,128,911)	(95,602,373)

Net Assets
Beginning of period	1,783,290,204	1,878,892,577
End of period	$1,622,161,293	$1,783,290,204

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class, C Class and G Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

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Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 52% of the shares of the fund. ACIM owns 14% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The total amount of the waiver for the period ended March 31, 2020 was $3,792,225 for the G Class.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.45%
A Class			0.45%
C Class			0.45%
G Class			0.00%(1)

(1)	Effective annual management fee before waiver was 0.45%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2020 was $8 and the effective annual distribution and service fee after waiver was 0.74% for the C Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	815,541,146	$815,541,146	610,098,718	$610,098,718
Issued in reinvestment of distributions	14,224,509	14,224,509	15,209,824	15,209,824
Redeemed	(835,545,757)	(835,545,757)	(600,775,338)	(600,775,338)
	(5,780,102)	(5,780,102)	24,533,204	24,533,204
A Class
Sold	50,869,593	50,869,593	38,826,325	38,826,325
Issued in reinvestment of distributions	848,873	848,873	1,005,244	1,005,244
Redeemed	(36,824,965)	(36,824,965)	(52,835,390)	(52,835,390)
	14,893,501	14,893,501	(13,003,821)	(13,003,821)
C Class
Sold	394,476	394,476	199,366	199,366
Issued in reinvestment of distributions	542	542	280	280
Redeemed	(76,084)	(76,084)	(151,767)	(151,767)
	318,934	318,934	47,879	47,879
G Class
Sold	54,270,654	54,270,654	60,813,798	60,813,798
Issued in reinvestment of distributions	16,927,622	16,927,622	18,991,237	18,991,237
Redeemed	(241,779,833)	(241,779,833)	(186,991,383)	(186,991,383)
	(170,581,557)	(170,581,557)	(107,186,348)	(107,186,348)
Net increase (decrease)	(161,149,224)	$(161,149,224)	(95,609,086)	$(95,609,086)

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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6. Risk Factors

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$32,086,860	$35,341,625
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2020, the fund had accumulated short-term capital losses of $(38,756) and accumulated long-term capital losses of $(2,039), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

8. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.56%	0.46%	0.46%	1.56%	1.56%	$845,564
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.67%	0.46%	0.46%	1.65%	1.65%	$851,334
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.64%	0.46%	0.46%	0.62%	0.62%	$826,798
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	0.46%	0.07%	0.05%	$2,071,097
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.46%	0.01%	(0.22)%	$1,574,173
A Class
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.31%	0.71%	0.71%	1.31%	1.31%	$82,410
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.41%	0.71%	0.71%	1.40%	1.40%	$67,516
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.51%	0.57%	0.71%	0.51%	0.37%	$80,519
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.46%	0.71%	0.05%	(0.20)%	$93,967
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.34%(4)	0.71%(4)	0.01%(4)	(0.35)%(4)	$52

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
C Class
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	1.20%	1.21%	0.82%	0.81%	$396
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.91%	1.21%	1.21%	0.90%	0.90%	$77
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.29%	0.74%	1.21%	0.34%	(0.13)%	$29
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	1.21%	0.07%	(0.70)%	$61
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%(4)	1.21%(4)	0.01%(4)	(0.88)%(4)	$25
G Class
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.02%	0.01%	0.46%	2.01%	1.56%	$693,791
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.13%	0.01%	0.46%	2.10%	1.65%	$864,364
2018(5)	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	0.01%(4)	0.46%(4)	1.20%(4)	0.75%(4)	$971,546

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	December 1, 2015 (commencement of sale) through March 31, 2016.

(4)	Annualized.

(5)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 2005

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019:    $358,679
FY 2020:    $365,442

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019:    $0
FY 2020:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:    $0
FY 2020:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019:    $131,797
FY 2020:    $186,900

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 28, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2020